AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 21, 2009

FILE NO. _______

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

o	Pre-Effective Amendment No.
o	Post-Effective Amendment No.

VANGUARD BOND INDEX FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

100 VANGUARD BLVD., MALVERN, PA 19355
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

HEIDI STAM
100 VANGUARD BLVD., MALVERN, PA 19355
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective on November 23, 2009, pursuant to Rule 488 under the Securities Act of 1933.

The title of securities being registered is Vanguard Total Bond Market Index Fund Institutional Plus Shares.

No filing fee is due in reliance on Section 24(f) under the Investment Company Act of 1940.

IMPORTANT PROXY NEWS FOR SHAREHOLDERS

Vanguard Institutional Total Bond Market Index Fund

Proxy Information

Vanguard Institutional Total Bond Market Index Fund will host a Special Meeting of Shareholders on

Wednesday, February 3, 2010, at 2 p.m., Eastern time, at Vanguard’s headquarters in Malvern, Pennsylvania. The purpose is for shareholders to vote on a proposal to reorganize the Fund on a tax-free basis into new Institutional Plus Shares of Vanguard Total Bond Market Index Fund.

The first few pages of this booklet highlight key points about the proposed reorganization and explain the proxy process--including how to cast your votes. Before you vote, please read the full text of the combined proxy statement/prospectus for a complete understanding of the proposal.

Please Vote Immediately!

You can vote by mail or telephone, through the Internet, or in person; details can be found on the enclosed proxy insert.

KEY POINTS ABOUT THE PROPOSED REORGANIZATION

Purpose of the Reorganization

     The purpose of the proposed reorganization is to combine Vanguard Institutional Total Bond Market Index Fund (the “Institutional Fund”) with Vanguard Total Bond Market Index Fund (the “Total Bond Fund”), a much larger fund with an identical investment objective and identical investment strategies and risks. Both the Institutional Fund and the Total Bond Fund (collectively, the “Funds”) track the same index.

     We expect that the combined fund will have greater operating economies and, therefore, allow the fund to have an improved ability to attain better performance. First, the Institutional Fund’s characteristically large-scale cash flows are expected to have a much smaller impact on the combined fund. Purchases and redemptions in the Institutional Fund are unpredictable and inconsistent, and tend to be very large relative to the Institutional Fund’s asset base, factors that can have an impact on performance. The Total Bond Fund, with its much larger asset base and relatively steady and consistent net cash flow, can better accommodate the Institutional Fund’s cash flows. Second, because the Total Bond Fund is substantially larger than the Institutional Fund, it is able to hold a broader and more diversified portfolio of bonds that are more representative of its target index. Third, combining the Funds will allow fixed costs to be spread over a larger asset base, which could reduce expenses of the combined fund over time. We anticipate that Institutional Fund shareholders should see slightly better performance (although not guaranteed) if the Institutional Fund is combined with the Total Bond Fund.

     We launched the Institutional Fund in 2002 to provide very large accounts with an expense-advantaged alternative to the Total Bond Fund. Since then, the Total Bond Fund has gained scale and overall assets managed by The Vanguard Group, Inc. (“Vanguard”), have increased, and it is now possible to offer a new share class of the Total Bond Fund–the Institutional Plus Shares–with an expense ratio identical to the expense ratio for the Institutional Fund. Your board of trustees believes that it is in shareholders’ best interests to reorganize the Institutional Fund into the Total Bond Fund, which will issue Institutional Plus Shares of the Total Bond Fund to shareholders of the Institutional Fund. After the reorganization, you will be a shareholder of the Total Bond Fund, and the Institutional Fund, which will have no remaining assets, will be dissolved.

Continuing Low Costs for Shareholders

     Institutional Plus Shares of the Total Bond Fund are expected to have an expense ratio of 0.05% for the first full year of operations following the reorganization. This translates into an annual cost to shareholders of $5.00 for each $10,000 invested. The expense ratio and cost are expected to be the same as those for the Institutional Fund.

Same Investment Objective, Investment Strategies and Risks, and Portfolio Managers

     The investment objective, investment strategies and risks, and portfolio managers for the Total Bond Fund are identical to those of the Institutional Fund.

Comparable Investment Performance

     As shown in the following table, the Institutional Shares of the Total Bond Fund, a share class with an expense ratio of 0.08% (slightly higher than the expected expense ratio of the Institutional Plus Shares of the Total Bond Fund (0.05%)), have delivered investment performance slightly better than the performance of the Institutional Fund, which has an expense ratio of 0.05%. Also shown are the returns of the Funds’ current target index. Please note that the boards of trustees for both Funds have approved the adoption of a new target index for the Funds: the Barclays Capital U.S. Aggregate Float Adjusted Index. Both Funds are expected to implement the index change before the end of 2009. Further details about the Funds’ new target index is provided under the section entitled “Investment Practices and Risk Considerations—Primary Investment Strategies.”

Average Annual Total Returns[1] for Periods Ended September 30, 2009

				Since
	1 Year	5 Years	10 Years	Inception
Vanguard Institutional Total Bond Market Index Fund
(Institutional Fund)	10.44%	5.14%	—	5.45%[2]
Vanguard Total Bond Market Index Fund Institutional
Shares (Total Bond Fund)	10.65%	5.22%	6.17%	6.23%[3]
Barclays Capital U.S. Aggregate Bond Index	10.56%	5.13%	6.30%	5.53%[4]

1	Returns shown are before taxes.
2	The return shown is from April 26, 2002—the inception date of the Institutional Fund—through September 30, 2009.
3	The return shown is from September 18, 1995—the inception date of Total Bond Fund Institutional Shares—through September 30, 2009.
4	The return shown is from April 26, 2002—the inception date of the Institutional Fund—through September 30, 2009. From the inception date of the Total Bond Fund Institutional Shares on September 18, 1995, through September 30, 2009, the average annual total return of the Index was 6.31%.

We believe that the Total Bond Fund’s better performance is primarily due to operating economies derived from its much larger asset base. As of September 30, 2009, the Institutional Fund had $3.8 billion in net assets, whereas the Total Bond Fund had $63.6 billion in net assets.

Different Service Arrangements

     The Total Bond Fund is part of the Vanguard group of investment companies, which consists of more than 160 member funds that operate under an “internalized” management structure pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with a service agreement among the funds and Vanguard. The service agreement sets forth the terms under which these funds capitalize, operate, and share the expenses of Vanguard. Under this structure, Vanguard provides, at cost, the Total Bond Fund with corporate management, administrative, transfer agency, and investment advisory services, and Vanguard’s internalized distributor and wholly-owned subsidiary, Vanguard Marketing Corporation (“VMC”) provides the Total Bond Fund with distribution services. The service agreement provides that the Total Bond Fund pays the direct expenses related to its corporate existence and operations and its share of the net costs of operating Vanguard, as determined annually by its board of trustees consistent with SEC exemptive orders.

     Unlike the Total Bond Fund, the Institutional Fund is not a party to the service agreement and does not contribute capital to Vanguard. Instead, the Institutional Fund receives all of its required services for a fee pursuant to a management and distribution agreement with Vanguard and VMC, and a shareholder services agreement with Vanguard.

How the Reorganization Will Affect Your Account

     If shareholders approve the proposed reorganization, your Institutional Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Institutional Plus Shares of the Total Bond Fund. Your account registration and account options will remain the same, unless you change them. In addition, your aggregate tax basis in your shares will remain the same.

     Between now and the proposed reorganization, you may invest additional amounts in your current Institutional Fund account. However, the Institutional Fund has been closed to new shareholder accounts in anticipation of the reorganization.

Tax-Free Nature of the Reorganization

     The proposed reorganization is expected to be accomplished on a tax-free basis. Accordingly, it is expected that shareholders will not realize any capital gains or losses when the shares of the Institutional Fund are exchanged for shares of the Total Bond Fund. However, you should pay close attention to these points:

  Institutional Fund’s final distribution. At the time of the reorganization, the Institutional Fund will distribute its final daily dividend and its accumulated realized capital gains, if any. (As of the date of this proxy statement, there are no capital gains accumulated for the Institutional Fund).
  Payments of monthly and year-end distributions for Institutional Plus Shares. Following the reorganization, former shareholders of the Institutional Fund will participate fully in the monthly and year-end distributions made for the Institutional Plus Shares of the Total Bond Fund.
  Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per share cost will change as a result of differences in the share prices of the Institutional Fund and the Total Bond Fund’s Institutional Plus Shares. Vanguard’s average cost service will convert Institutional Fund share prices into Total Bond Fund Institutional Plus share prices automatically. If you use a different cost-basis methodology, however, it will be up to you to convert the share prices for each lot of Institutional Fund shares that you own at the time of the reorganization.

-Q&A-

Q.	WHO GETS TO VOTE?
A.	Any person who owned shares of the Institutional Fund on November 9, 2009, the “record date,” gets to vote—even if the investor later sold the shares.

Q.	HOW CAN I VOTE?
A.	You can vote in any one of four ways:
	1.	Through the Internet at the website listed on the enclosed proxy card or voting instruction card.
	2.	By telephone, with a toll-free call to the number listed on the enclosed proxy card or voting instruction card.
	3.	By mail, with the enclosed proxy card or voting instruction card.
	4.	In person at the shareholder meeting in Malvern, Pennsylvania, on February 3, 2010.

Vote through the internet

Log on to the website listed on the enclosed proxy card or voting instruction card.Follow the on-screen instructions.

Vote by phone

Call the phone number indicated on your proxy card or voting instruction card. Follow the recorded instructions available 24 hours per day.

Vote by mail

Vote, sign, and date the proxy card and return in the postage-paid envelope.

Vote in person

Attend the Shareholder Meeting on February 3, 2010, at Vanguard, Room 162 of the Majestic Building, 700 Admiral Nelson Drive, Malvern, PA 19355.

We encourage you to vote through the Internet or by telephone, using the voting control number that appears on your proxy card or voting instruction card. These voting methods will save your fund money (because they require no return postage). Whichever method you choose, please take the time to read the full text of our proxy statement/prospectus before you vote. If you would like to change your previous vote, you may do so using any of the methods described above.

Q.	I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?
A.	You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card.

Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer’s authority—for example “John Brown, Custodian.”

Q.	WHOM SHOULD I CALL WITH QUESTIONS?
A.	Please call Vanguard at 800-662-7447 with any additional questions about the proposed reorganization or the upcoming shareholder meeting.

v

     VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND, A SERIES OF VANGUARD INSTITUTIONAL INDEX FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Vanguard Institutional Total Bond Market Index Fund will host a Special Meeting of Shareholders on February 3, 2010, at 2 p.m., Eastern time. At the meeting, we will ask shareholders of the Fund to vote:

1.	To approve or disapprove a proposal to reorganize Vanguard Institutional Total Bond Market Index Fund into Vanguard Total Bond Market Index Fund.
2.	To transact such other business as may properly come before the Special Meeting.

     The Special Meeting will be held at Vanguard’s Malvern, Pennsylvania, headquarters at 700 Admiral Nelson Drive, Room 162 of the Majestic Building. The board of trustees for the Institutional Fund has fixed the close of business on November 9, 2009, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting.

By Order of the Board of Trustees
Heidi Stam, Secretary
November 23, 2009

YOUR VOTE IS IMPORTANT

YOU CAN VOTE EASILY AND QUICKLY THROUGH THE INTERNET, BY TOLL-FREE
TELEPHONE CALL, OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT
APPEAR ON YOUR ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD. YOU
MAY ALSO VOTE IN PERSON AT THE MEETING ON FEBRUARY 3, 2010. PLEASE HELP
YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.

VANGUARD INSTITUTIONAL TOTAL BOND
MARKET INDEX FUND

SPECIAL MEETING OF SHAREHOLDERS

FEBRUARY 3, 2010

COMBINED PROXY STATEMENT/PROSPECTUS

INTRODUCTION

     Proposal Summary. This combined proxy statement/prospectus describes a reorganization proposal to combine Vanguard Institutional Total Bond Market Index Fund (the “Institutional Fund”) with Vanguard Total Bond Market Index Fund (the “Total Bond Fund”), a much larger fund with an identical investment objective and identical investment strategies and risks. The reorganization involves a few basic steps. The Institutional Fund will transfer all of its assets and liabilities to the Total Bond Fund. Simultaneously, the Total Bond Fund will open an account for each shareholder of the Institutional Fund, crediting it with an amount of the Total Bond Fund’s Institutional Plus Shares equal in value to the shares of the Institutional Fund owned by such holder at the time of the reorganization. Thereafter, the Institutional Fund will be dissolved. These steps together are referred to in this proxy statement/prospectus as the “Reorganization.”

     The address for the Institutional Fund and the Total Bond Fund is 100 Vanguard Blvd., Malvern, PA 19355 and the telephone number is 610-669-1000. The Institutional Fund is a series of Vanguard Institutional Index Funds, and the Total Bond Fund is a series of Vanguard Bond Index Funds.

     Read and Keep These Documents. Please read this entire proxy statement/prospectus along with the enclosed Total Bond Fund prospectus, dated November 20, 2009, before casting your vote. (The prospectus is, by reference, considered part of this proxy statement/prospectus.) These documents contain information that is important to your proxy vote decision, and you should keep them for future reference.

     Additional Information Is Available. The Total Bond Fund’s statement of additional information (dated November 20, 2009) contains important information about the Total Bond Fund. It has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is considered part of this proxy statement/prospectus by reference. In addition, the Institutional Fund’s prospectus and statement of additional information, each dated April 29, 2009, as supplemented, are incorporated by reference into and are considered part of this proxy statement/prospectus. The statement of additional information relating to the Reorganization dated November __, 2009, also is incorporated by reference into this proxy statement/prospectus. You can obtain copies of these documents without charge, by calling Vanguard at 1-800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the SEC’s website (www.sec.gov).

     The board of trustees for the Institutional Fund has fixed the close of business on November 9, 2009, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting. The number of Institutional Fund shares outstanding on November 9, 2009, was __. This proxy statement/prospectus is expected to be first sent to shareholders on or about November __, 2009.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW

     This section summarizes key information concerning the Institutional Fund’s Reorganization proposal. Keep in mind that more detailed information appears throughout the proxy statement/prospectus. Please be sure to read everything.

     The Proposed Reorganization. At a meeting on September 18, 2009, the board of trustees for the Institutional Fund approved a plan to combine the Institutional Fund with the Total Bond Fund. The plan calls for the Institutional Fund to transfer all of its assets and liabilities to the Total Bond Fund in exchange for Institutional Plus Shares of the Total Bond Fund. Shareholders of the Institutional Fund would receive Institutional Plus Shares equivalent in value to their investments in the Institutional Fund at the time of the Reorganization, and the Institutional Fund then would be dissolved. All of this would happen on a single day, which is currently expected to be February 5, 2010.

     The board of trustees for the Institutional Fund believes that the proposed Reorganization is in the best interest of the Institutional Fund and its shareholders. The Reorganization will result in an exchange of your shares in the Institutional Fund for new Institutional Plus Shares of the Total Bond Fund on a tax-free basis. The Total Bond Fund is a much larger fund that has an identical investment objective and identical investment strategies and risks as the Institutional Fund. Following the Reorganization, the combined fund is expected to have greater operating economies and, therefore, have an improved ability to attain better performance. The Reorganization will not dilute the interests of Institutional Fund shareholders. If shareholders do not approve the Reorganization, the Fund will continue in existence and the board of trustees will consider whether further action is appropriate.

     Investment Objectives, Strategies, and Risks of Each Fund. The investment objective, primary investment strategies, and risks of the Institutional Fund are identical to those of the Total Bond Fund. These investment objectives, strategies, and risks are discussed in detail under “Investment Practices and Risk Considerations.” Complete descriptions of the investment objectives, policies, strategies, and risks of the Total Bond Fund and the Institutional Fund are contained in each Fund’s prospectus and statement of additional information.

     Investment Advisor. The Vanguard Group, Inc. (“Vanguard”), serves as investment advisor to both Funds. Vanguard manages the investment and reinvestment of the Funds’ respective assets and continuously reviews, supervises, and directs the Funds’ investment programs. Further details about the advisory arrangements for the Total Bond Fund and the Institutional Fund are provided in this Overview and under the section entitled “Additional Information About the Funds.”

     Service Arrangements. Total Bond Fund. The Total Bond Fund is part of the Vanguard group of investment companies, which consists of the more than 160 member funds that operate under an “internalized” management structure pursuant to exemptive orders issued by the SEC and in accordance with a service agreement among the funds and Vanguard (the “Funds’ Service Agreement”). The Funds’ Service Agreement sets forth the terms under which these funds capitalize, operate, and share the expenses of Vanguard. Under the Funds’ Service Agreement, Vanguard provides, at cost, the Total Bond Fund with corporate management, administrative, transfer agency, and investment advisory services, and Vanguard’s internalized distributor and wholly-owned subsidiary, Vanguard Marketing Corporation

2

(“VMC”) provides the Total Bond Fund with distribution services. In addition, the Funds’ Service Agreement provides that the Total Bond Fund pays its direct expenses related to its corporate existence and operations (e.g., audit, custody, and legal fees and taxes) and its share of the net costs of operating Vanguard, as determined annually by its board of trustees consistent with SEC exemptive orders.

     The Funds’ Service Agreement provides that each fund may be called upon to invest up to 0.40% of its net assets in Vanguard. As of September 30, 2009, the Total Bond Fund had contributed $13,116,000 in capital to Vanguard, representing 0.02% of the Fund’s average net assets and 5.25% of Vanguard’s capitalization. The amount that each fund has invested in Vanguard is adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

     Institutional Fund. The Institutional Fund is not a party to the Funds’ Service Agreement and does not contribute capital to Vanguard. Rather, it receives services pursuant to two separate agreements. Under the Management and Distribution Agreement with Vanguard and VMC, the Institutional Fund pays a fee based on an annual rate of 0.02% of its average daily net assets for internalized investment advisory, administrative, and distribution services. In addition, the Management and Distribution Agreement provides that Vanguard pays for the Institutional Fund’s expenses related to its corporate existence and operations (e.g., audit, custody, and legal fees), except for taxes. Under the Shareholder Services Agreement with Vanguard, the Institutional Fund pays a fee based on an annual rate of 0.03% of its average daily net assets for a range of internalized transfer agency and shareholder services. The total annual operating expense ratio for the Institutional Fund–0.05%–is the same as the expected total annual operating expense ratio for the Institutional Plus Shares of the Total Bond Fund.

     Additional information about the service agreements for the Total Bond Fund and the Institutional Fund appears under “Additional Information About the Funds.”

     Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, and exchange features of the Total Bond Fund and the Institutional Fund are identical. The Total Bond Fund offers a conversion feature that allows shareholders to convert from one share class of the fund to another, whereas, the Institutional Fund does not offer a conversion feature because the fund offers only one share class.

     The different share classes of the Total Bond Fund (including the Institutional Plus Shares) may be converted to another share class of the Fund, as applicable. For example, if the account balance in your Total Bond Fund’s Institutional Plus Shares falls below the minimal initial investment of $100 million, the Fund may convert your shares to another class of shares of the Fund, which may result in a higher expense ratio. As noted above, the Institutional Fund has no conversion feature; it reserves the right to liquidate an account whose balance falls below the initial minimum investment of $100 million.

     Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986. We will not proceed with the Reorganization unless legal counsel provides us with an opinion to the effect that the Reorganization will be tax-free and will not cause the Institutional Fund or its shareholders to recognize gains or losses. Please see “Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization” for additional information.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

     The Funds have identical investment objectives and strategies. Consequently, we believe that the risks of investing in the Total Bond Fund are identical to the risks of investing in the Institutional Fund.

3

That said, in the past, the Institutional Fund has entered into a type of total return swap, which can reduce the usual effect of changing interest rates on the Fund’s income, or even cause the Institutional Fund’s income to move inversely with interest rates. This type of swap has subjected the Institutional Fund, in the past, to a higher degree of income risk than that for the Total Bond Fund. Neither the Total Bond Fund nor the Institutional Fund is currently transacting in this type of swap, and has no present intention to do so.

     Following is a brief discussion of the investment objectives, primary strategies, and primary risks of the Funds. More detailed information is available in each Fund’s prospectus and statement of additional information. There is no guarantee that the Funds will achieve their stated objective.

Investment Objective

The Funds seek to track the performance of a broad, market-weighted bond index.

Primary Investment Strategies

     Each Fund employs a “passive management”—or indexing—investment approach designed to track the performance of its benchmark index. As of the date of this proxy statement/prospectus, the Funds track the Barclays Capital U.S. Aggregate Bond Index.

     The boards of trustees for both Funds have approved the adoption of a new target index for the Funds: the Barclays Capital U.S. Aggregate Float Adjusted Index. A float-adjusted index is an index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, a float-adjusted index can produce a more accurate picture of the returns actually experienced by investors in the measured market. Both Funds are expected to implement the index change before the end of 2009.

     The new target index could provide investment returns (either lower or higher) or levels of volatility different from those of the current index over any period of time. Transition to the new index is not expected to require significant adjustments to the Funds’ portfolio holdings, but could cause a slight temporary increase in the Funds’ transaction costs and turnover rates. Both the current index and new index represent a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

     Each Fund invests by sampling the index, meaning that each Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. Each Fund’s investments are wholly selected through the sampling process, and at least 80% of each Fund’s assets are invested in bonds held in the index. The Funds maintain a dollar-weighted average maturity consistent with that of the index, which generally ranges between 5 and 10 years and, as of September 30, 2009, was 6.6 years.

4

Primary Risks

     The Total Bond Fund is subject to identical risk factors as the Institutional Fund. The Funds’ primary risk factors are:

  Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Funds because they invest mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
  Income risk, which is the chance that the Funds’ income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Funds’ monthly income to fluctuate accordingly.
  Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Funds because they purchase only bonds that are issued by the U.S. Treasury or are of investment-grade quality.
  Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Funds would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Funds’ income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Funds because they invest only a portion of their assets in callable bonds and mortgage-backed securities.
  Index sampling risk, which is the chance that the securities selected for the Funds, in the aggregate, will not provide investment performance matching that of the index. Index sampling risk for the Funds should be low.

     As with an investment in the Institutional Fund, an investment in the Total Bond Fund could lose money over short or even long periods, and you should expect the Total Bond Fund’s share price and total return to fluctuate. There can be no assurance that the investment objective or strategies of either Fund will be achieved, and results for each Fund may vary slightly over time.

Fee and Expenses

     The following tables set forth the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown for the Institutional Fund are based on those incurred during the fiscal year ended December 31, 2008, and expenses shown for the Institutional Plus Shares of the Total Bond Fund are based on estimates for the first full year after the Reorganization is consummated (assuming current asset levels of the Funds remain the same). There is no guarantee that actual expenses will be the same as those shown in the table.

5

Shareholder Fees (fees paid directly from your investment)

	Vanguard Institutional	Vanguard Total Bond
	Total Bond Market Index	Market Index Fund
	Fund	Institutional Plus Shares
(Pro Forma Combined)
Sales Charge (Load)	None	None
Imposed on Purchases

Transaction Fee on	None[1]	None [2]
Purchases
Sales Charge (Load)	None	None
Imposed on Reinvested
Dividends
Redemption Fee	None	None

1	A portfolio transaction fee of 0.18% may apply to large cash purchases by a single investor if the purchase is deemed to be disruptive to efficient portfolio management.
2	A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.

Annual Fund Operating Expenses (expenses deducted from Funds’ assets)

	Vanguard Institutional	Vanguard Total Bond
	Total Bond Market	Market Index Fund
	Index Fund	Institutional Plus Shares
		(Pro Forma Combined)
Management Expenses	0.05%	0.03%
12b-1 Distribution Fees	None	None
Other Expenses	0.00%	0.02%
Total Annual Fund Operating Expenses	0.05%	0.05%

Example

     The following examples are intended to help you compare the cost of investing in the Institutional Fund and the Institutional Plus Shares of the Total Bond Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated; the results apply whether or not you redeem your shares at the end of each period. These examples also assume that each year your investment has a 5% return and that each Fund’s operating expenses remain the same (or match our estimates). Although your actual costs and returns might be different based on these assumptions, your costs would be:

1 Year	3 years	5 Years	10 Years

6

Vanguard Institutional Total	$5	$16	$28	$64
Bond Market Index Fund
Vanguard Total Bond Market	$5	$16	$28	$64
Index Fund Institutional Plus
Shares

     These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Information About the Reorganization

     At a meeting on September 18, 2009, the board of trustees for the Institutional Fund discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the “Agreement and Plan”). Vanguard Institutional Index Funds (the “Institutional Trust”), the legal entity to which the Institutional Fund belongs, has entered into the Agreement and Plan with Vanguard Bond Index Funds (the “Bond Index Trust”), the legal entity to which the Total Bond Fund belongs.

     Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization (assuming that shareholders approve this proposal).

     Three Steps to Reorganize. If approved by shareholders, the Reorganization will be accomplished in a three-step process. First, the Institutional Fund will transfer all of its assets and liabilities to the Total Bond Fund. Second, and simultaneously with step one, the Total Bond Fund will open an account for each Institutional Fund shareholder, crediting it with an amount of Institutional Plus Shares of the Total Bond Fund equal in value to the Institutional Fund shares owned by such holder at the time of the Reorganization. Third, the Institutional Fund will be liquidated promptly and terminated as a series of Institutional Trust.

     Until the Reorganization date, shareholders of the Institutional Fund will be able to redeem their shares of that Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Institutional Plus Shares of the Total Bond Fund received by the shareholder in the Reorganization.

     The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see Agreement and Plan of Reorganization attached as Appendix A to this proxy statement/prospectus.

     Effective as Soon as Practicable. If approved by shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished as of the close of business on February 5, 2010.

     Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This means that

7

none of the parties involved – the Institutional Fund, the Total Bond Fund, or their respective shareholders – will recognize a gain or loss directly from the Reorganization. There is additional information about the federal income tax consequences of the Reorganization in the Agreement and Plan of Reorganization.

- Institutional Fund’s final distribution. At the time of the Reorganization, the Institutional Fund will distribute its final daily dividend and its accumulated realized capital gains, if any. (As of the date of this proxy statement, there are no such capital gains accumulated for the Institutional Fund).

- Payments of monthly and year-end distributions for Institutional Plus Shares. Following the Reorganization, former shareholders of the Institutional Fund will participate fully in the monthly and year-end distributions made for the Institutional Plus Shares of the Total Bond Fund.

- Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per share cost will change as a result of differences in the share prices of the Institutional Fund and the Total Bond Fund’s Institutional Plus Shares. Vanguard’s average cost service will convert Institutional Fund share prices into Total Bond Fund Institutional Plus Share prices automatically. If you use a different cost basis methodology, however, it will be up to you to convert the share prices for each lot of Institutional Fund shares that you own at the time of the Reorganization.

     Expenses of the Reorganization. The Total Bond Fund and the Institutional Fund will bear their own expenses incurred in the Reorganization. The expenses for the Total Bond Fund, which consist mainly of legal and accounting fees, are expected to be approximately $30,000. We expect that the Institutional Fund’s expenses for the Reorganization to be approximately $50,000. These expenses will include the cost of the Special Meeting; proxy costs (including all costs of solicitation, printing, and mailing of this proxy statement); and legal and accounting fees.

     Why We Want to Reorganize Your Fund. The purpose of the proposed Reorganization is to combine the Institutional Fund with the Total Bond Fund, a much larger fund that has an identical investment objective and identical investment strategies, and risks. We launched the Institutional Fund in 2002 to provide very large accounts with an expense-advantaged alternative to the Total Bond Fund. Since then, the Total Bond Fund has gained scale and overall assets managed by Vanguard have increased, and it is now possible to offer a new share class of the Total Bond Fund–the Institutional Plus Shares–with an expense ratio the same as the expense ratio for the Institutional Fund. Your board of trustees believes that it is in shareholders’ best interests to reorganize the Institutional Fund into the Total Bond Fund, which will issue Institutional Plus Shares of the Total Bond Fund to shareholders of the Institutional Fund.

     Following the Reorganization, we expect that the combined fund will have greater operating economies and, therefore, allow the fund to have an improved ability to attain better performance. First, the Institutional Fund’s characteristically large-scale cash flows are expected to have a much smaller impact on the combined fund. The Institutional Fund has a $100 million investment minimum, and purchases and redemptions are unpredictable and inconsistent, and tend to be very large relative to its asset base of only $3.8 billion. The Total Bond Fund, with its much larger asset base of $61.6 billion and relatively steady and consistent net cash flow, can better accommodate the Institutional Fund’s cash flows. As a result, the Institutional Fund’s performance, despite having slightly lower expenses, has

8

lagged slightly behind that of the Institutional Shares of the Total Bond Fund. (Note that the Institutional Shares of the Total Bond Fund, which have an expense ratio of 0.08%, are not being issued in connection with the Reorganization). A larger combined fund should allow portfolio managers to better manage large-scale cash flows.

     Second, because the Total Bond Fund is substantially larger than the Institutional Fund, it is able to hold a broader and more diversified portfolio of bonds that are more representative of its target index. As of September 30, 2009, the Institutional Fund held fewer than 2,500 bonds, while the Total Bond Fund held more than 3,000 bonds. Third, combining the Funds will allow fixed costs (e.g. audit and custody fees) to be spread over a larger asset base, which could reduce expenses of the combined fund over time. We anticipate that Institutional Fund shareholders should see slightly better performance (although not guaranteed) if the Institutional Fund is combined with the Total Bond Fund.

Recommended Vote

Your Fund’s board of trustees recommends that you vote to approve the proposed Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

     Form of Organization. The Total Bond Fund is a series of the Bond Index Trust, an open-end management investment company registered under the Investment Company Act of 1940. The Institutional Fund is a series of the Institutional Trust, an open-end management investment company registered under the Investment Company Act of 1940. The Bond Index Trust and the Institutional Trust are both organized as Delaware statutory trusts and are governed by separate but substantially identical Agreements and Declarations of Trust.

     Trustees. The business and affairs of each Fund are managed under the direction of a board of trustees. The respective boards of trustees have the same members.

     Voting Rights. Shareholders of the Funds are entitled to one vote per dollar of investment value unless otherwise required by law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

     Comparing Service Agreements. The Institutional Fund and the Total Bond Fund both receive a range of services from Vanguard and distribution services from VMC, Vanguard’s wholly-owned subsidiary. The Institutional Fund receives these services pursuant to two individually negotiated agreements, described below. The Total Bond Fund receives these same services pursuant to the Funds’ Service Agreement (see Overview: Service Arrangements: Total Bond Fund). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

     The Institutional Fund receives investment advisory and distribution services pursuant to an agreement (the “Institutional Management and Distribution Agreement”) among the Institutional Trust, Vanguard, and VMC. Under this agreement, Vanguard manages the investment and reinvestment of the Institutional Fund’s assets and continuously reviews, supervises, and administers the Institutional Fund’s investment program, and VMC manages and performs distribution functions. Vanguard also provides a range of other administrative services necessary for the Institutional Fund’s day-to-day operations. The

9

Institutional Fund receives shareholder services pursuant to an agreement (the “Institutional Shareholder Services Agreement”) between the Institutional Trust and Vanguard. Shareholder services include maintaining shareholder records; processing shareholder orders; issuing shareholder statements and correspondence; acting as dividend disbursing agent; and preparing, filing, and distributing shareholder tax reports.

     A description of the material terms of the current arrangements for the Institutional Fund and the Total Bond Fund follows.

  Fees

     The Institutional Management and Distribution Agreement provides that the Institutional Fund will pay a monthly fee based on an annual percentage rate of 0.02% of the Institutional Fund’s average daily net assets during the applicable month. The Institutional Shareholder Services Agreement provides that the Institutional Fund will pay a monthly fee based on an annual percentage rate of 0.03% of the Institutional Fund’s average daily net assets during the applicable month.

     Under the Funds’ Service Agreement, the Total Bond Fund obtains, at cost, from Vanguard and VMC, as applicable, corporate management, administrative, transfer agency, investment advisory and distribution services. The Total Bond Fund pays its share of Vanguard’s net expenses for providing these services on a monthly basis, which are allocated among the Vanguard funds under methods approved by the board of trustees of each fund, consistent with SEC exemptive orders.

Other Expenses

     The Institutional Management and Distribution Agreement provides that Vanguard will be responsible for paying the Institutional Fund’s trustees compensation, audit fees, outside legal counsel fees, custodian fees, registration and filing fees required by securities laws, and fidelity bond and officer and trustee insurance premiums.

     The Funds’ Service Agreement requires that the Total Bond Fund bear the cost of these services.

Capitalization of Vanguard

     Neither the Institutional Management and Distribution Agreement nor the Institutional Shareholder Services Agreement (the “Institutional Agreements”) requires the Institutional Fund to invest in Vanguard.

     The Funds’ Service Agreement provides that (1) each member fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each member fund may contribute to Vanguard’s capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

Delegation of Duties

Neither Institutional Agreement provides for delegation of Vanguard’s or VMC’s duties.

10

     Under the Funds’ Service Agreement, Vanguard may establish wholly owned subsidiaries, and supervise the management and operations of such subsidiaries, as are necessary or appropriate to carry on or support the business activities of the Total Bond Fund. In addition, Vanguard may authorize such subsidiaries to perform such other functions for the Total Bond Fund as Vanguard’s board of directors may determine.

Duration and Termination

     The Institutional Management and Distribution Agreement may be terminated at any time with respect to the Institutional Fund, either by vote of the board of trustees for the Institutional Fund or by vote of a majority of the outstanding voting securities of the Institutional Fund, on sixty (60) days’ written notice to Vanguard and VMC. Furthermore, the Institutional Management and Distribution Agreement may be terminated by Vanguard or VMC on ninety (90) days’ written notice to the Institutional Fund. The Institutional Shareholder Services Agreement may be terminated at any time with respect to the Institutional Fund either by the Institutional Fund or Vanguard upon 60 days’ written notice to the other party.

     The Total Bond Fund may elect to withdraw from the Funds’ Service Agreement at the end of any monthly period by giving at least 90 days’ prior written notice to each other party to the Funds’ Service Agreement. Furthermore, upon the written demand of all other funds which are a party to the Funds’ Service Agreement, the Total Bond Fund may be required to withdraw from the Agreement.

Liability and Indemnification

     Neither Institutional Agreement protects Vanguard against liability for willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Institutional Agreement.

     Under the Funds’ Service Agreement, the Total Bond Fund agrees to indemnify, and hold harmless, each other fund that is a party to the Funds’ Service Agreement, Vanguard, and any subsidiary of Vanguard against costs and losses related to civil, criminal, or administrative litigation if the suit or loss is a result of being a party to the Funds’ Service Agreement or from indirect participation in transactions contemplated by the Funds’ Service Agreement and the suit or loss is related primarily and substantially to the business of the Total Bond Fund. The Total Bond Fund’s obligations to another party to the Funds’ Service Agreement are limited to expenses and losses actually incurred by the indemnified party.

     Comparing Service Fees and Capital Contributions. The following table shows on a comparative basis for the year ended December 31, 2008, all fees paid to Vanguard under the Institutional Fund’s two service agreements (the Management and Distribution Agreement and the Shareholder Services Agreement) and the amount (presented on a pro forma basis) that would have been paid by the Total Bond Fund’s Institutional Plus Shares if the Funds’ Service Agreement had been in place and fully effective for the same period.

Institutional Fund	Total Bond Fund Institutional Plus Shares
Actual Aggregate Fees Paid for the Year Ended	Pro forma Aggregate Fees Paid for the Year Ended
December 31, 2008	December 31, 2008
$3,770,000	$3,770,000[1]

11

1	Please note that the pro forma amount includes at-cost expenses that would have been paid to Vanguard and expenses that would have been paid to third parties other than Vanguard such as Total Bond Fund’s auditor and custodian.

     As of September 30, 2009, the Total Bond Fund had contributed $13,116,000 in capital to Vanguard, representing 0.02% of the Fund’s average net assets and 5.25% of Vanguard’s capitalization. The Total Bond Fund’s capital investment in Vanguard would have been $13,939,000 (an increase of $823,000), representing 0.02% of the Fund’s average net assets and 5.57% of Vanguard’s capital overall, if the Funds had been combined as of September 30, 2009.

     Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Institutional Fund as compared to such features of the Total Bond Fund.

Purchase, Redemption and	Vanguard Institutional	Vanguard Total Bond
Exchange Features	Total Bond Market Index	Market Index Fund
	Fund	Institutional Plus Shares
Minimum initial	$100 million / $100	$100 million / $100
purchase/additional
investment

Purchases	Through Vanguard’s	Through Vanguard’s
	website, by telephone, or by	website, by telephone, or by
	mail	mail
Redemptions	Through Vanguard’s	Through Vanguard’s
	website, by telephone, or by	website, by telephone, or by
	mail	mail
Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, by telephone, or by	website, by telephone, or by
	mail	mail

     Calculating NAV. The Institutional Fund calculates its share price, also known as its net asset value (NAV), once each business day as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time).

     The Total Bond Fund, as a fund with multiple share classes, does not have a single NAV. Rather, each class has its own NAV that is calculated each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time). NAV per share is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Total Bond Fund shares outstanding for that class.

     Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for both the Institutional Fund and the Total Bond Fund.

     Capitalization. The following table shows, on an unaudited basis, the capitalization of the Institutional Fund and the Total Bond Fund’s Institutional Plus Shares as of September 30, 2009, and the capitalization of the Total Bond Fund’s Institutional Plus Shares on a pro forma basis as of that date, after

12

giving effect to the Reorganization. The following are examples of the number of shares of the Institutional Fund that would be exchanged for the Institutional Plus Class shares of the Total Bond Fund if the Reorganization shown had been consummated on September 30, 2009, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization occurs.

	Capitalization Table
	(unaudited)
		Vanguard
	Vanguard	Total Bond	Pro forma
	Institutional	Market Index	Vanguard Total
	Total Bond	Fund	Bond Market Index
	Market Index	Institutional	Fund Institutional
	Fund	Plus Shares	Plus Shares

Total Net Assets	$3,804,069,000	$0	$3,804,069,000

Total Number of	72,534,146
Shares Outstanding		0	72,534,146

NAV	$52.45	Not Applicable	$52.45

GENERAL INFORMATION

     This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

     Vote Needed to Approve the Reorganization. The Reorganization will not be consummated unless approved by the lesser of (1) shares representing 67% or more of the Institutional Fund’s net assets voted, so long as shares representing more than 50% of the Institutional Fund’s net assets are present or represented by proxy, or (2) shares representing more than 50% of the Institutional Fund’s net assets.

     Proxy Solicitation Methods. The Institutional Fund is furnishing you this proxy statement/prospectus in connection with the solicitation of proxies. The Institutional Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail or electronically (assuming that applicable requirements are met). In addition, employees and officers of Vanguard or its affiliates may solicit shareholder proxies in person, by telephone, by mail, or through the Internet. Computershare Fund Services (“CFS”) has been engaged to assist in the solicitation of proxies for the shareholder meeting.

     Proxy Solicitation Costs. The Institutional Fund will pay all costs of soliciting proxies, including costs relating to the printing, mailing, and tabulation of proxies. CFS’s solicitation costs are currently estimated to be approximately $20,000. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

     Quorum. In order for the shareholder meeting to go forward, the Institutional Fund must achieve a quorum. This means that at least a majority of the Institutional Fund’s shares must be represented at the meeting-either in person or by proxy. All returned proxies count towards a quorum regardless of how they are voted (“For,” “Against,” or “Abstain”). The Institutional Fund will count broker non-votes and abstentions toward establishing a quorum, but against the approval of the proposal. (A broker non-vote is

13

a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor’s behalf, indicating that the broker has not received instructions from the investor on the proposal). Signed, dated proxy cards and voting instruction cards returned to Vanguard without a choice indicated as to the proposal shall be voted for the proposal.

     Revoking a Proxy. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again—through the Internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Institutional Fund’s secretary at the following address: Heidi Stam, V26, The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355, or by voting in person at the meeting. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting.

     Adjournment. If quorum is not present or represented at the shareholder meeting, either the chairman of the meeting (without a shareholder vote) or the holders of a majority of the votes present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented to a date not more than 120 days after the original record date. At such adjourned meeting at which quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

     Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Institutional Fund’s next shareholder meeting must be received by the Institutional Fund within a reasonable period of time prior to that meeting. Other than the meeting described in this proxy statement, the Institutional Fund has no current plans to hold an annual or special meeting in 2010. If the Reorganization is consummated, there will be no further meetings of shareholders of the Institutional Fund.

     Voting Rights. Institutional Fund shareholders are entitled to cast one vote for each dollar of fund net assets owned on the record date and a fractional vote for each fractional dollar of net assets owned on that date.

     Nominee Accounts. Upon request, the Institutional Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund’s shares. Please submit invoices for our review to: Vanguard Legal Department, V26, P.O. Box 2600, Valley Forge, PA 19482-2600.

     Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Total Bond Fund and the Institutional Fund are available at no cost. To request a report, please call us toll-free at 1-800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, www.vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us at 1-800-523-1188.

     Principal Shareholders. As of September 30, 2009, the Institutional Fund had approximately $3,804,069,000 in net assets and 72,534,146 outstanding shares. As of the same date, the officers and trustees of the Institutional Trust, as a group, owned less than 1% of the outstanding shares of the Institutional Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of the Institutional Fund:

Record Owner	Percentage of Outstanding Shares Owned
JP Morgan Chase Bank Trustee for the Travelers	6.17%

14

Pension Trust, St. Paul, MN
Mac & Co. FAO Alcoa Savings Plan, Pittsburgh,
PA	5.10%
Marshall & Ilsley Trust Co. FBO Cuna,
Milwaukee, WI	6.26%
State of Utah Educational Savings Plan, Salt Lake
City, UT	14.22%
State of Utah Land Permanent Trust Fund, Salt
Lake City, UT	5.77%
State Street Bank and Trust EDS, Westwood, MA	7.88%

     The percentage of the Institutional Plus Shares of the Total Bond Fund that would be owned by the above named shareholders upon consummation of the Reorganization is expected to be the same; however, the aggregate percentage of the Total Bond Fund (taking into account all of its share classes) would be less.

     As of September 30, 2009, the Total Bond Fund had approximately $63,566,695,190 in net assets and 5,636,404,610 outstanding shares. As of the same date, the officers and trustees of the Bond Index Trust, as a group, owned less than 1% of the outstanding shares of the Total Bond Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of the Total Bond Fund:

Record Owner	Percentage of Outstanding Shares Owned
Investor Shares
Charles Schwab & Co., Inc., San Francisco, CA	6.60%
National Financial Services Corp., New York, NY	5.45%
Signal Shares
Charles Schwab & Co., Inc., San Francisco, CA	11.13%
Chevron Employee Savings Investment Plan, San
Ramon, CA	9.63%
National Financial Services LLC, New York, NY	10.61%
Institutional Shares
Fidelity Investments, Covington, KY	9.94%
National Financial Services LLC, New York, NY	8.01%
ETF Shares
Charles Schwab & Co., Inc.	17.10%
Citigroup Global Markets Inc.	10.30%
National Financial Services LLC	9.30%
Pershing LLC	7.10%
Morgan Stanley DW Inc.	5.40%
Merrill Lynch, Pierce Fenner & Smith	5.40%
State Street Bank and Trust Company	5.20%

     For purposes of the Investment Company Act of 1940, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such

15

class. The Funds believe that most of the shares referred to in the above tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

     Other Matters. At this point, we know of no other business to be brought before the shareholder meeting. However, if additional matters do arise, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy. If you object to our voting other matters on your behalf, please tell us in writing before the Meeting.

     Obtaining Information From the SEC. The Bond Index Trust and the Institutional Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and must file certain reports and other information with the SEC.

     The proxy materials, reports, and other information filed by the Bond Index Trust and the Institutional Trust can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials also can be obtained from the Public Reference Branch, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. SHAREHOLDERS ARE ENCOURAGED TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

16

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 12th day of October, 2009, by and between Vanguard Bond Index Funds (the “Acquiring Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Total Bond Market Index Fund (the “Acquiring Fund”) and Vanguard Institutional Index Funds (the “Institutional Trust,” and together with the Acquiring Trust, the “Trusts”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Institutional Total Bond Market Index Fund (the “Acquired Fund”).

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Institutional Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Trust is an open-end, management investment company registered under the 1940 Act;

     WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interest of the Acquiring Fund and its shareholders and that the interest of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Board of Trustees of the Institutional Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interest of the Acquired Fund and its shareholders and that the interest of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefore (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares of its Institutional Plus Class (the “Acquiring Fund Class”), including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in Section 2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).
1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities, and futures interests, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”).
1.3.	The Acquired Fund will use reasonable commercial efforts to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund’s shares) of the Acquired Fund.
1.4.	Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares of the Acquiring Fund Class received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the Acquiring Fund Class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.
1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.
1.6.	Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the

“Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.	VALUATION
	2.1.	The value of the assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall be the value of such assets and liabilities computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Institutional Trust’s Declaration of Trust and then-current prospectus or statement of additional information for the Acquired Fund.
	2.2.	The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust and then-current prospectus or statement of additional information for the Acquiring Fund.
	2.3.	The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets and liabilities shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.
	2.4.	Valuation Date. The share transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of the Acquired Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by the Acquired Fund. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for the Acquiring Fund Shares of the Acquiring Fund Class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Acquired Fund Shareholders under this Agreement.
	2.5.	All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by The Vanguard Group, Inc. (“VGI”).
3.	CLOSING AND CLOSING DATE
	3.1.	The Closing Date shall be February 5, 2010, or such other date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m., Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.
	3.2.	In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either of the Trust’s officers, accurate appraisal of the net assets of the

Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3.

The Institutional Trust shall direct the Custodian for the Acquired Fund (“Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund.

3.4.

The Institutional Trust, on behalf of the Acquired Fund, shall deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding Institutional Class shares owned by each shareholder, all as of the Closing Date, certified by the Institutional Trust’s Secretary or Assistant Secretary. The Acquiring Trust, on behalf of the Acquiring Fund, shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the shareholders' names on the Acquiring Fund’s share transfer books. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver a confirmation to the Institutional Trust, on behalf of the Acquired Fund, evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Institutional Trust, on behalf of the Acquired Fund, that such shares have been credited to the Acquired Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

3.5.

The Institutional Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except that they may be affected by the transactions contemplated by this Agreement.

4.	REPRESENTATIONS AND WARRANTIES
4.1.

The Institutional Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Institutional Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, that on or before the Closing Date the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gain, including any such income or gain accruing through the Closing Date.
4.2.

The Institutional Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, that the current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.3.

The Institutional Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, that the financial statements of the Acquired Fund as of and for the year ended December 31, 2008, have been audited by PricewaterhouseCoopers, an independent registered public accounting firm. Such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.4.

The Institutional Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund that since December 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of Acquired Fund shares because of declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.5.

The Institutional Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund that on the Closing Date all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.6.

The Institutional Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund that: (a) the Institutional Trust has been duly formed and is in good standing under the laws of the State of Delaware; (b) the

Agreement has been duly authorized, executed, and delivered by the Institutional Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Institutional Trust on behalf of the Acquired Fund; and (c) the Agreement is enforceable against the Institutional Trust, on behalf of the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.7.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Institutional Trust, on behalf of the Acquired Fund, that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and to be treated as such each taxable year following the Reorganization.

4.8.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Institutional Trust, on behalf of the Acquired Fund, that the current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.9.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Institutional Trust, on behalf of the Acquired Fund, that the financial statements of the
Acquiring Fund as of and for the year ended December 31, 2008, have been audited by PricewaterhouseCoopers, an independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.10.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Institutional Trust, on behalf of the Acquired Fund, that since December 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.10, a decline in net asset value per share of the Acquiring Fund’s shares because of declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

	4.11.	The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Institutional Trust, on behalf of the Acquired Fund, that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
	4.12.	The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Institutional Trust, on behalf of the Acquired Fund, that: (a) the Acquiring Trust has been duly formed and is validly existing and in good standing under the laws of the State of Delaware; (b) the Agreement has been duly authorized, executed, and delivered by the Acquiring Trust on behalf of the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and (c) the Agreement is enforceable against the Acquiring Trust, on behalf of the Acquiring Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
	5.1	The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.
	5.2	The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.
	5.3	The Acquired Fund will distribute to its shareholders on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.
	5.4	As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

6.1	The Board of Trustees of the Institutional Trust shall have determined in good faith that (a) participating in the transaction is in the best interest of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.
6.2

The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interest of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

6.3

The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Institutional Trust's Declaration of Trust and Bylaws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

6.4

On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

6.5

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

6.6

The Acquiring Fund’s registration statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

6.7

The parties shall have received the opinion of counsel addressed to the Institutional Trust, on behalf of the Acquired Fund, and to the Acquiring Trust, on behalf of the Acquiring Fund, substantially to the effect that, based upon certain facts, assumptions, and representations:

6.7.1

The acquisition by the Acquiring Fund of substantially all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

6.7.2

The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

6.7.3	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.
6.7.4	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares.
6.7.5

The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.7.6

The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

6.7.7	The Acquired Fund Shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for Acquired Fund shares.
6.7.8

 The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of the Acquired Fund shares surrendered by the Acquired Fund Shareholder in exchange therefor.

6.7.9

 An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

6.7.10

Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the United States Treasury regulations promulgated thereunder.

6.8	All representations and warranties of the Institutional Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
6.9	The Acquiring Trust, on behalf of the Acquiring Fund, and the Institutional Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, and the Institutional Trust, on behalf of the Acquired Fund, on or before the Closing Date.
7.	BROKERAGE FEES AND EXPENSES

7.1	The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.
7.2	Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Institutional Trust, on behalf of the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

(a)	The Institutional Trust, on behalf of the Acquired Fund, may terminate this Agreement as it pertains to the Acquired Fund by resolution of the Board of Trustees of the Institutional Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.
(b)	The Acquiring Trust, on behalf of the Acquiring Fund, may terminate this Agreement as it pertains to the Acquiring Fund by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust, on behalf of the Acquiring Fund, and by the Institutional Trust, on behalf of the Acquired Fund.

10.	ENTIRE AGREEMENT; TERMINATION OF WARRANTIES
	10.1	The Institutional Trust and the Acquiring Trust agree that neither party has made any representation, warranty, or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
	10.2	The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.
11.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS
	11.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
	11.2	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.3	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.
Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.4	All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Acquiring Trust. The Acquired Fund and VGI specifically acknowledge and agree that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.
11.5	All persons dealing with the Institutional Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Institutional Trust shall be liable for any claims against any other series of the Institutional Trust. The Acquiring Fund and VGI specifically acknowledge and agree that any liability of the Institutional Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Institutional Trust shall be liable with respect thereto.
11.6	This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

***************

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD BOND INDEX FUNDS
ACTING ON BEHALF OF ITS SERIES

VANGUARD TOTAL BOND MARKET INDEX
FUND

/s/ Heidi Stam
Name: Heidi Stam
Title: Secretary	/s/ F. William McNabb III
Name: F. William McNabb III
Title: President and Chief Executive Officer

ATTEST	VANGUARD INSTITUTIONAL INDEX FUNDS
ACTING ON BEHALF OF ITS SERIES

VANGUARD INSTITUTIONAL TOTAL BOND
MARKET INDEX FUND

/s/ Heidi Stam
Name: Heidi Stam
Title: Secretary	/s/ F. William McNabb III
Name: F. William McNabb III
Title: President and Chief Executive Officer

Appendix B

Vanguard Total Bond Market Index Fund

Prospectus
Subject to Completion. Preliminary Prospectus dated September 21, 2009.

November 20, 2009

Institutional Plus Shares

Information contained in this prospectus is subject to completion. A registration statement for Institutional Plus Shares of Vanguard Total Bond Market Index
Fund has been filed with the U.S. Securities and Exchange Commission but has not yet become effective.
Institutional Plus Shares of Vanguard Total Bond Market Index Fund may not be
sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Profile	1	Investing With Vanguard	22
Investing in Index Funds	6	Purchasing Shares	22
More on the Fund	7	Converting Shares	25
The Fund and Vanguard	17	Redeeming Shares	26
Investment Advisor	18	Exchanging Shares	29
Dividends, Capital Gains, and Taxes	19	Frequent-Trading Limits	30
Share Price	20	Other Rules You Should Know	31
		Fund and Account Updates	35
		Contacting Vanguard	37
		Glossary of Investment Terms	39

Why Reading This Prospectus Is Important

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Plus Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $100 million. Separate prospectuses offer the Fund’s Investor Shares, Admiral™ Shares, and Institutional Shares, which have investment minimums of $3,000, $100,000, and $5 million, respectively. Another prospectus offers the Fund’s Signal® Shares, which are generally for institutional clients who invest at least $1 million and meet other eligibility requirements. In addition, the Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

The Fund’s separate share classes have different expenses; as a result, their investment performances will differ.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Profile

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2008, was 5.5 years. For additional information on the Fund’s investment strategies, please see More on the Fund.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund’s performance could be hurt by:

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund, because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as

1

prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the Fund’s Institutional Plus Shares have not commenced operation as of the date of this prospectus, the information presented in the bar chart and table reflects the performance of Vanguard Institutional Total Bond Market Index Fund (the Institutional Fund).

Performance information for the Fund’s Institutional Plus Shares and the Institutional Fund should be substantially similar because (1) the Fund’s Institutional Plus Shares and the Institutional Fund track the same index and have the same expense ratio, and (2) the Fund is managed with the same investment objective, strategies, policies, and risks as the Institutional Fund. Their returns generally should differ only to the extent that the Fund is substantially larger than the Institutional Fund, and thus is able to track its target index more closely.

The bar chart shows how the performance of the Institutional Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Fund compare with those a relevant market index. Keep in mind that the Institutional Fund’s performance (before and after taxes) does not indicate how the Fund’s Institutional Plus Shares will perform in the future.

Annual Total Returns—Vanguard Institutional Total Bond Market Index Fund

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.26% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.47% (quarter ended June 30, 2004).

2

Average Annual Total Returns for Periods Ended December 31, 2008
			Since
	1 Year	5 Years	Inception[1]
Vanguard Institutional Total Bond Market Index Fund
Return Before Taxes	5.05%	4.63%	5.17%
Return After Taxes on Distributions	3.35	2.92	3.46
Return After Taxes on Distributions and Sale of Fund Shares	3.24	2.94	3.41
Barclays Capital U.S. Aggregate Bond Index[2,3]
(reflects no deduction for fees, expenses, or taxes)	5.24%	4.65%	5.28%

1 Since-inception returns are from April 26, 2002—the inception date of the Institutional Total Bond Market Index Fund —through December 31, 2008.

2 Effective September 20, 2008, Lehman Brothers indexes were rebranded to Barclays Capital indexes.

3 On September 18, 2009, the board of trustees for the Fund and the Institutional Fund approved the adoption of a new target index— the Barclays Capital U.S. Aggregate Float Adjusted Index (Float Adjusted Index)—following a determination that this change would be in the shareholders’ best interests. The Fund is expected to implement this index change before the end of 2009.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Plus Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Institutional Plus Shares have no operating history; actual operating expenses could be different.

3

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Transaction Fee on Purchases	None[1]
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	0.03%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.05%

1 A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Plus Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

This example should not be considered to represent actual expenses or performance for the future. Actual future expenses may be higher or lower than those shown.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

4

Additional Information
As of December 31, 2008
Net Assets (all share classes)	$
Investment Advisor	The Vanguard Group, Inc., Valley Forge Pa., since inception
Dividends and Capital Gains	Dividends are declared daily and distributed on the first
business day of each month; capital gains, if any, are
distributed annually in December.
Inception Date	Investor Shares—December 11, 1986
Institutional Plus Shares—
Minimum Initial Investment	$100 million
Newspaper Abbreviation
Vanguard Fund Number
CUSIP Number
Ticker Symbol

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum.

6

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund’s policy of investing at least 80% of its assets in bonds that are part of its target index may be changed only upon 60 days’ notice to shareholders.

Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short-and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

7

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$955	$1,048
Intermediate-Term (10 years)	926	1,082	858	1,172
Long-Term (20 years)	884	1,137	786	1,299
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

8

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

Because the Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

9

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

The credit quality of the Fund is expected to be very high, and thus credit risk should be low. The dollar-weighted average credit quality of the Fund’s holdings and that of its target index, as rated by Moody’s Investors Service, Inc., was Aa1 as of December 31, 2008.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of its Index. Index sampling risk for the Fund should be low.

To a limited extent, the Fund is also exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.

The Fund is generally managed without regard to tax ramifications.

The following summary table is provided to help you distinguish among the Fund’s various risks.

Risks of the Fund

			Call/		Index
	Income	Interest	Prepayment	Credit	Sampling
Fund	Risk	Rate Risk	Risk	Risk	Risk
Total Bond Market Index	Moderate	Moderate	Moderate	Low	Low

10

Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all bonds held in its target index—which is an indexing strategy called “replication”— the Fund uses index “sampling” techniques to select securities. Using sophisticated computer programs, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Fund does not hold all issues in its target indexes, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

The number of bonds held by the Fund and the number of bonds in the its target index, were 3,731 and 9,168, respectively, as of December 31, 2008.

Types of bonds. The Fund’s target index is the Barclays Capital U.S. Aggregate Float Adjusted Index. The Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

A float-adjusted index is an index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

As of December 31, 2008, the Fund was composed of the following types of bonds:

			International
U.S.		Mortgage-	Dollar-	Short-Term
Government	Corporate	Backed Denominated		Reserves	Total

34.3%	22.3%	40.1%	3.3%	0.0%	100%

An explanation of each type of bond follows.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These

11

entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns

12

foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

The Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of the Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Fund may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Fund may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

13

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure the Fund. In particular, derivatives will be used only where they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

• Add value when these instruments are attractively priced; or

• Adjust sensitivity to changes in interest rates.

The Fund’s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard may invest a small portion of the Fund’s assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the

14

index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in Vanguard bond ETFs because Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF™ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent

15

frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

Turnover Rate

Although the Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The Fund’s turnover rate as of December 31, 2008, was 61%. The average turnover rate for bond funds was approximately 125%; for indexed bond funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2008.

16

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group’s marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

17

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2008, Vanguard served as advisor for approximately $874 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2008, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The managers primarily responsible for the day-to-day management of the Fund are:

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has managed investment portfolios since 1982; has been with Vanguard since 1992; and has managed the Total Bond Market Index Fund since 1992 (co-managed since 2008). Education: B.S., University of Illinois; M.B.A., University of Chicago.

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has co-managed the Total Bond Market Index Fund since 2008. Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

18

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. In addition, the Funds may occasionally make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

19

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund’s tax consequences for you.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is

20

closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various “Vanguard” headings.

21

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts.

Purchasing Shares

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Plus Shares To open and maintain an account. $100 million.

Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.

Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See

Contacting Vanguard.

22

By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

Transaction Fee on Purchases

The Fund reserves the right to charge a transaction fee to investors whose aggregate share purchases equal or exceed $500 million.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is

23

received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Earning Dividends

You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

24

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

25

Conversions From Another Share Class to Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Plus Shares of the Fund, provided that your account meets all Institutional Plus Shares’ eligibility requirements. Accounts that qualify for Institutional Plus Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for Institutional Plus Shares, Vanguard may automatically convert the shares in the account to another share class as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.

Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

By writing a check. If you’ve established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

26

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

27

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See

Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Earning Dividends

Shares continue earning dividends through your trade date.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic

28

bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

29

Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

30

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or eliminating the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary’s clients. Intermediaries may also monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the

31

same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account holder, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions include:

  The fund name and account number.
  The amount of the transaction (stated in dollars, shares, or percentage)
32

Written instructions also must include:

  Signatures of all registered owners.
  Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

33

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Plus Shares to another share class, as appropriate, if the fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

34

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Statements

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year’s dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.

Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) financial reports about Vanguard Total Bond Market Index Fund twice a year, in February and August. These

35

comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund, as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

36

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

37

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Fund Numbers
Please use the specific fund number when contacting us:

Institutional Plus Shares
Vanguard Total Bond Market Index Fund	xxx

CFA® is a trademark owned by CFA Institute.

38

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

39

International Dollar-Denominated Bond. A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond’s value is designated in dollars, an investor is not exposed to foreign-currency risk.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by the advisor to be investment-grade.

Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

40

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > www.vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
Total Bond Market Index Fund, the following	Institutional Investor Information Department
documents are available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Fund’s investments is
with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
strategies that significantly affected the Fund’s	transactions, and/or account statements, please call:
performance during its last fiscal year.
Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739 (CREW); Text telephone for
The SAI provides more detailed information about the Fund.	people with hearing impairment: 800-749-7273

The current annual and semiannual reports and the	Information Provided by the Securities and
SAI are incorporated by reference into (and are thus	Exchange Commission (SEC)
legally a part of) this prospectus.	You can review and copy information about the Fund
(including the SAI) at the SEC’s Public Reference Room
To receive a free copy of the latest annual or semiannual
in Washington, DC. To find out more about this public
report or the SAI, or to request additional information
service, call the SEC at 202-551-8090. Reports and
about the Fund or other Vanguard funds, please visit
other information about the Funds are also available in
www.vanguard.com or contact us as follows:
the EDGAR database on the SEC’s Internet site at
If you are an individual investor:	www.sec.gov, or you can receive copies of this
The Vanguard Group	information, for a fee, by electronic request at the
Investor Information Department	following e-mail address: publicinfo@sec.gov, or by
P.O. Box 2900	writing the Public Reference Section, Securities and
Valley Forge, PA 19482-2900	Exchange Commission, Washington, DC 20549-0102.
Telephone: 800-662-7447 (SHIP); Text telephone for
Fund’s Investment Company Act file number: 811-4681
people with hearing impairment: 800-749-7273

© 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

COMBINED PROXY STATEMENT/PROSPECTUS

INTRODUCTION	1

Proposal Summary	1

OVERVIEW	2

The Proposed Reorganization	2
Investment Objectives, Strategies, and Risks of Each Fund	2
Investment Advisor	2
Service Arrangements	2
Purchase, Redemption, Exchange, and Conversion Information	3
Tax-Free Reorganization	3

INVESTMENT PRACTICES AND RISK CONSIDERATIONS	3

Investment Objective	4
Primary Investment Strategies	4
Primary Risks	5
Fee and Expenses	5
Information About the Reorganization	7

ADDITIONAL INFORMATION ABOUT THE FUNDS	9

Form of Organization	9
Trustees	9
Voting Rights	9
Comparing Service Agreements	9
Comparing Service Fees and Capital Contributions	11
Purchase, Redemption, and Exchange Information	12
Calculating NAV	12
Independent Auditor	12
Capitalization	12

GENERAL INFORMATION	13

Vote Needed to Approve the Reorganization	13
Proxy Solicitation Methods	13
Proxy Solicitation Costs	13
Quorum	13
Revoking a Proxy	14
Adjournment	14
Shareholder Proposals	14
Voting Rights	14
Nominee Accounts	14
Annual/Semiannual Reports	14
Principal Shareholders	14
Other Matters	16
Obtaining Information From the SEC	16

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B

TOTAL BOND FUND PROSPECTUS	B-1

[SHIP LOGO VANGUARD (R)]                                                            PROXY

VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 3, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoint(s) Arthur S. Gabinet, F. William McNabb III, and Heidi Stam, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Vanguard’s offices at 700 Admiral Nelson Drive, Malvern, PA 19355, on February 3, 2010, at 2 p.m., and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If this proxy is signed, dated and returned with no choice indicated, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com/vanguard
VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE: Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee, or guardian, please give full title.

Signature(s)
Signature(s)
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

Please detach the perforation before mailing.

---------------------------------------------------------------------------------------------------------------------------------

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE BY THE INTERNET	VOTE BY PHONE	VOTE BY MAIL

Log on to:	Call 1-866-241-6192	Vote, sign and date
WWW.PROXY-DIRECT.COM/VANGUARD	Follow the recorded	this Proxy card and
Follow the on-screen	instructions available	return in the postage-
instructions	24 hours	paid envelope.
Available 24 hours

[COMPUTER LOGO]	[PHONE LOGO]	[MAIL-BOX LOGO]

0211900/(.04)

THE BOARD RECOMMENDS YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK THE BLOCK BELOW IN BLUE OR BLACK INK.

Example [X]

1. The proposal to reorganize Vanguard Institutional Total Bond Market Index Fund with and into Vanguard Total Bond Market Index Fund.

FOR[ ]                       AGAINST[ ]               ABSTAIN [ ]

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT

PROMPTLY IN THE ENCLOSED ENVELOPE

     Please detach the perforation before mailing.

---------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 3, 2010

The Proxy Statement for this meeting is available on the web at www.proxy-direct.com

When you are ready to vote, please USE THE 14 DIGIT NUMBER AND 8 DIGIT CODE LISTED

IN THE BOXES ABOVE THE SIGNATURE LINE to record your vote.

PART B

     STATEMENT OF ADDITIONAL INFORMATION

Vanguard Total Bond Market Index Fund
A Series of Vanguard Bond Index Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard Institutional Total Bond Market Index Fund
A Series of Vanguard Institutional Index Funds
P.O. Box 2900
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is November __, 2009

     This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated November __, 2009 for use in connection with the Special Meeting of Shareholders of Vanguard Institutional Total Bond Market Index Funds (the "Institutional Fund") to be held February 3, 2010. A copy of the Combined Proxy Statement and may be obtained without charge by calling Vanguard at 800-662-7447 or writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

     This SAI relates specifically to the proposed reorganization of the Institutional Fund with and into the Vanguard Total Bond Market Index Fund (the "Total Bond Fund"). The SAI consists of this cover page and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Institutional Fund prospectus dated April 29, 2009, as supplemented;

(2) The statement of additional information for the Institutional Trust dated April 29, 2009, as supplemented;

(3) The statement of additional information of the Total Bond Trust dated November 20, 2009, as supplemented;

(4) Audited financial statements for the Institutional Fund for the year December 31, 2008;

(5) Unaudited financial statements for the Institutional Fund for the six months ended June 30, 2009;

(6) Audited financial statements for the Total Bond Fund for the year ended December 31, 2008; and

(7) Unaudited financial statements for the Total Bond for the six months ended June 30, 2009.

     Financial statements of the Institutional Plus Shares of the Total Bond Fund are not included because those shares have not yet commenced operations.

     Pro forma Financial Statements. Pro Forma financial statements are not provided for the Institutional Plus Shares of the Total Bond Fund because the net asset value of the Institutional Fund does not exceed 10% of the Total Bond Fund’s net asset value, measured as of September 30, 2009.

2

Vanguard Institutional Total Bond Market Index Fund

Supplement Dated September 21, 2009, to the Prospectus Dated April 29, 2009

Reorganization of Vanguard Institutional Total Bond Market Index Fund into Vanguard Total Bond Market Index Fund and Change to Target Index

The board of trustees (the “board”) of Vanguard Institutional Index Funds (the “Institutional Trust”) has approved an agreement and plan of reorganization (the “agreement”) to reorganize Vanguard Institutional Total Bond Market Index Fund (the “Institutional Fund”), a series of the Institutional Trust, into Vanguard Total Bond Market Index Fund (the “Total Bond Fund”), a series of Vanguard Bond Index Funds. The agreement requires approval by Institutional Fund shareholders and will be submitted for their consideration at a meeting to be held on or around February 3, 2010. If shareholders approve the agreement, and if certain conditions required by the agreement are satisfied, the reorganization is expected to occur shortly thereafter.

Under the agreement, shareholders of the Institutional Fund will receive new Institutional Plus Shares of the Total Bond Fund in exchange for their shares of the Institutional Fund, and the Institutional Fund will cease operations. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Both the Institutional Fund and the Total Bond Fund seek to track the performance of an index that reflects the entire bond market—currently, the Barclays Capital U.S. Aggregate Bond Index.

Prior to the shareholder meeting, a combined proxy statement/prospectus will be issued to Institutional Fund shareholders soliciting their approval of the reorganization. The proxy statement/prospectus will describe the reorganization, provide a description of the new Institutional Plus Shares, and include a comparison of the Funds.

(over, please)

Closed to New Investors

Effective immediately, the Institutional Fund is closed to new accounts, and will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur.

Change to Target Index

The boards of trustees for the Institutional Fund and the Total Bond Fund approved the adoption of a new target index for the Funds: the Barclays Capital U.S. Aggregate Float Adjusted Index. Each Fund is expected to implement this change before the end of the year. The new target index could provide different investment returns (either lower or higher) or different levels of volatility than the current target index over any period of time. Transition to the new index is not expected to require significant adjustments to the Funds’ portfolio holdings, but could cause a slight temporary increase in the Funds’ transaction costs and turnover rates. The new target index, like the current target index, is expected to track the same market segment, so the investment objective and risks described in the Funds’ current prospectuses are not expected to change.

Please retain this supplement for future reference.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS337 092009

Vanguard Institutional Total Bond Market
Index Fund Prospectus

April 29, 2009

Institutional Shares

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Profile	1	Investing With Vanguard	23
More on the Fund	6	Purchasing Shares	23
The Fund and Vanguard	17	Redeeming Shares	26
Investment Advisor	17	Exchanging Shares	29
Dividends, Capital Gains, and Taxes	18	Frequent-Trading Limits	30
Share Price	20	Other Rules You Should Know	31
Financial Highlights	21	Fund and Account Updates	34
		Contacting Vanguard	36
		Glossary of Investment Terms	38

Why Reading This Prospectus Is Important

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Vanguard Institutional Total Bond Market Index Fund features one class of shares: Institutional. The Fund is for investors who do not require special employee benefit plan services and who invest a minimum of $100 million. This Fund generally is not available through financial intermediaries.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Similar But Distinct Vanguard Fund

The Fund offered by this prospectus should not be confused with Vanguard Total Bond Market Index Fund, a separate Vanguard fund that also seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index. Both funds invest in representative samples of the bonds that make up the Index, but specific bonds held by the funds will differ. This index sampling strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment performance by the funds. Although Vanguard Institutional Total Bond Market Index Fund offers lower expenses, investors should not necessarily expect this Fund to outperform Vanguard Total Bond Market Index Fund over any particular period of time.

Vanguard Total Bond Market Index Fund offers five different classes of shares—Investor Shares, AdmiralTM Shares, Signal® Shares, ETF Shares, and Institutional Shares—through separate prospectuses. To obtain a prospectus for Vanguard Total Bond Market Index Fund, please call 800-662-7447.

Fund Profile

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2008, was 5.5 years. For additional information on the Fund’s investment strategies, please see More on the Fund.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund’s performance could be hurt by:

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income may vary widely from month to month because of changing interest rates and the Fund’s use of total return swaps. Income risk may be high for the Fund.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund, because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund’s target index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.26% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.47% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2008
			Since
	1 Year	5 Years	Inception[1]
Vanguard Institutional Total Bond Market Index Fund
Return Before Taxes	5.05%	4.63%	5.17%
Return After Taxes on Distributions	3.35	2.92	3.46
Return After Taxes on Distributions and Sale of Fund Shares	3.24	2.94	3.41
Barclays Capital U.S. Aggregate Bond Index[2]
(reflects no deduction for fees, expenses, or taxes)	5.24%	4.65%	5.28%

1 Since-inception returns are from April 26, 2002—the inception date of the Fund—through December 31, 2008. 2 Effective September 20, 2008, Lehman Brothers indexes were rebranded to Barclays Capital indexes.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Transaction Fee on Purchases	None[1]
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses deducted from the Fund’s assets)
Management Expenses	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

1 A portfolio transaction fee of 0.18% may apply to large cash purchases by a single investor if the purchase is deemed to be disruptive to efficient portfolio management.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Vanguard Institutional Total Bond Market Index Fund’s expense ratio in fiscal year 2008 was 0.05%, or $0.50 per $1,000 of average net assets. The average intermediate-term investment-grade debt fund had expenses in 2008 of
0.94%, or $9.40 per $1,000 of average net assets (derived from data provided by
Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund—such as account maintenance, reporting, accounting, legal, and other administrative expenses.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

Additional Information
As of December 31, 2008
Net Assets	$7.4 billion
Investment Advisor	The Vanguard Group, Inc., Valley Forge, Pa., since inception
Dividends and Capital Gains	Dividends are declared daily and distributed on the first
business day of each month; capital gains, if any, are
distributed annually in December.
Inception Date	April 26, 2002
Minimum Initial Investment	$100 million
Newspaper Abbreviation	InstTBdldx
Vanguard Fund Number	337
CUSIP Number	922040506
Ticker Symbol	VITBX

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund’s policy of investing at least 80% of its assets in bonds that are part of its target index may be changed only upon 60 days’ notice to shareholders.

Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$955	$1,048
Intermediate-Term (10 years)	926	1,082	858	1,172
Long-Term (20 years)	884	1,137	786	1,299
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income may vary widely from month to month because of changing interest rates and the Fund’s use of total return swaps. Income risk may be high for the Fund.

7

Generally, a fund’s income may be expected to gradually decline when interest rates fall because once rates fall, the fund must invest in lower-yielding bonds. The reverse is generally true when interest rates rise—a fund’s income may be expected to gradually rise because the fund can invest in higher-yielding bonds. The Fund’s use of total return swaps, however, can reduce the usual effect of changing interest rates on Fund income, or even cause the Fund’s income to move inversely with interest rates. That is because these swaps are likely to be structured in a manner that has the potential to substantially increase or decrease the portion of the Fund’s total return that is attributable to income (dividends).

The value of the Fund’s total return swaps increases when interest rates decline, just like the prices of bonds. When this happens, the full amount of the increased value of the swaps is reflected, for federal income tax purposes, as a rise in the Fund’s monthly income. Because there is an offsetting price return in the Fund’s net asset value relative to its target index, the swap-related rise in monthly income results in no net effect on the Fund’s total return. Accordingly, the tax result from the swaps’ appreciation is different from a sale by the Fund of appreciated bonds, which produces capital gains.

Conversely, the value of the Fund’s total return swaps decreases when interest rates rise. When this happens, the full amount of the decreased value of the swaps is reflected, for federal income tax purposes, as a reduction in the Fund’s monthly income. Because there is an offsetting price return in the Fund’s net asset value relative to its target index, the swap-related reduction in monthly income results in no net effect on the Fund’s total return. Accordingly, the tax result from the swaps’ depreciation is different from a sale by the Fund of depreciated bonds, which produces capital losses.

Depending on the magnitude of interest rate movements and the amount of total return swaps held by the Fund, the resulting change in the value of the swaps may substantially increase or decrease the amount of income that is distributed by the Fund (although swap-value changes will have no impact on the Fund’s total return). Sharp changes in interest rates can cause these swaps to drive the Fund’s income up when interest rates fall, or drive the Fund’s income down when interest rates rise. Because the Fund’s use of total return swaps may cause wide variability in the Fund’s monthly income (although total return swaps will not affect the Fund’s total return), income risk may be high for the Fund.

8

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

Because the Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

9

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody’s or Standard &
Poor’s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

The credit quality of the Fund is expected to be very high, and thus credit risk should be low. The dollar-weighted average credit quality of the Fund’s holdings and that of its target index, as rated by Moody’s Investors Service, Inc., was Aa1, as of December 31, 2008.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of its Index. Index sampling risk for the Fund should be low.

To a limited extent, the Fund is also exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.

The Fund is generally managed without regard to tax ramifications.

Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in its target index—which is an indexing strategy called “replication”—the Fund uses index “sampling” techniques to select securities. Using sophisticated computer programs, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Fund does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The

10

maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit in the portfolio.

The number of bonds held by the Fund and the number of bonds in its target index were 2,696 and 9,168, respectively, as of December 31, 2008.

Types of bonds. The Fund’s target index is the Barclays Capital U.S. Aggregate Bond Index. This Index measures the total universe of investment-grade fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

As of December 31, 2008, the Fund was composed of the following types of bonds:

	U.S. Government/ Agency			International Dollar- Denominated
		Corporate	Mortgage- Backed		Short-Term Reserves	Total
Institutional Total Bond
Market Index Fund	33.9%	22.3%	40.0%	3.3%	0.5%	100%

An explanation of each type of bond follows:

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.

11

• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

12

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

The Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of the Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Fund may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Fund may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

13

The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Fund. In particular, derivatives will be used only where they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

  Add value when these instruments are attractively priced; or
  Adjust sensitivity to changes in interest rates.

The Fund’s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Vanguard may invest a small portion of the Fund’s assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index. Vanguard may purchase ETFs when doing so will reduce the Fund’s transaction costs or add value because the instruments are favorably priced.

14

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF™ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

15

• Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for bond funds was approximately 125%; for indexed bond funds, the average turnover rate was approximately 96%, both as reported by Morningstar, Inc., on December 31, 2008.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

16

The Fund and Vanguard

The Vanguard Group is a family of 37 investment companies with more than 150 funds holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising. Vanguard Institutional Total Bond Market Index Fund is not a member of The Vanguard Group, but is administered by Vanguard and pays Vanguard a fee to provide management, advisory, marketing, and other services.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2008, Vanguard served as advisor for approximately $874 billion in assets. The Fund has two agreements with Vanguard.

Management Agreement. Vanguard serves as the Fund’s advisor and provides a range of administrative services to the Fund under the terms of the Management Agreement. As part of this agreement, the Fund pays Vanguard a monthly fee based on an annual rate of 0.02% of the Fund’s average daily net assets.

Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to the Fund under the terms of the Shareholder Services Agreement. As part of this agreement, the Fund pays Vanguard a monthly fee based on an annual rate of 0.03% of the average daily net assets of the Fund.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received

17

his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The managers primarily responsible for the day-to-day management of the Fund are:

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has managed investment portfolios since 1982; has been with Vanguard since 1992; and has managed the Fund since its inception (co-managed since 2008). Education: B.S., University of Illinois; M.B.A., University of Chicago.

Joshua C. Barrickman, CFA, Principal of Vanguard and Portfolio Manager. He has been with Vanguard since 1998; has worked in investment management since 1999; has managed investment portfolios since 2005; and has co-managed the Fund since 2008. Education: B.S., Ohio Northern University, M.B.A., Lehigh University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

18

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

19

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund’s tax consequences for you.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various “Vanguard” headings.

20

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2008 with a net asset value (price) of $51.19 per share.
During the year, the Fund earned $2.508 per share from investment income
(interest). There was a decline of $0.008 per share in the value of investments held or sold by the Fund, resulting in a net gain of $2.50 from investment operations.

Shareholders received $2.36 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $51.33, reflecting earnings of $2.50 per share and distributions of $2.36 per share. This was an increase of $0.14 per share (from $51.19 at the beginning of the year to $51.33 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 5.05% for the year.

As of December 31, 2008, the Fund had approximately $7.4 billion in net assets.
For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 4.88% of its average net assets. The
Fund sold and replaced securities valued at 88%of its net assets.

21

Institutional Total Bond Market Index Fund
			Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$51.19	$50.32	$50.79	$51.79	$51.80
Investment Operations
Net Investment Income	2.508	2.596	2.540	2.263	2.104
Net Realized and Unrealized Gain (Loss)
on Investments	(.008)	.830	(.429)	(1.007)	.106
Total from Investment Operations	2.500	3.426	2.111	1.256	2.210
Distributions
Dividends from Net Investment Income	(2.360)	(2.556)	(2.581)	(2.256)	(2.193)
Distributions from Realized Capital Gains	—	—	—	—	(.027)
Total Distributions	(2.360)	(2.556)	(2.581)	(2.256)	(2.220)
Net Asset Value, End of Period	$51.33	$51.19	$50.32	$50.79	$51.79
Total Return	5.05%	7.01%	4.30%	2.47%	4.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,437	$7,598	$4,826	$2,861	$1,170
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	4.88%	5.17%	5.08%	4.47%	4.08%
Turnover Rate[1]	88%	62%	63%	68%	88%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

22

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts.

Purchasing Shares

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares To open and maintain an account. $100 million.

Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.

Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See

Contacting Vanguard.

23

By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

Transaction Fee on Purchases

The Fund reserves the right to charge a transaction fee of 0.18% on large cash purchases that are deemed to be disruptive to efficient portfolio management. The fee will not be charged on acceptable “in-kind” or similar purchases at the discretion of the portfolio manager.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—337). See Contacting Vanguard.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by

24

Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Earning Dividends

You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

25

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.

Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

26

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

27

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See

Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Earning Dividends

Shares continue earning dividends through your trade date.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard’s policies to limit frequent trading.

28

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

29

Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.
  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

  Redemptions of shares to pay fund or account fees.
  Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

  Transfers and reregistrations of shares within the same fund.
  Purchases of shares by asset transfer or direct rollover.
  Conversions of shares from one share class to another in the same fund.
  Checkwriting redemptions.
  Section 529 college savings plans.
  Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans*, the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.
  Distributions, loans, and in-service withdrawals from a plan.
  Redemptions of shares as part of a plan termination or at the direction of the plan.
  Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

  Redemptions of shares to pay fund or account fees.

  Share or asset transfers or rollovers.
  Reregistrations of shares.
  Conversions of shares from one share class to another in the same fund.
  Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP–IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or eliminating the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary’s clients. Intermediaries may also monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the

31

same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account holder, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions include:

  The fund name and account number.
  The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

  Signatures of all registered owners.
  Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

33

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you

34

had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Statements

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year’s dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.

Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) financial reports about Vanguard Institutional Total Bond Market Index Fund twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

35

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (SHIP) For fund and service information

(Text telephone for people with hearing	For literature requests
impairment at 800-952-3335)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

36

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Fund Number

Please use the specific fund number when contacting us:

Vanguard Institutional Total Bond Market Index Fund

337

CFA® is a trademark owned by CFA Institute. Standard & Poor’s ®, S&P ® , S&P 500 ®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

37

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

International Dollar-Denominated Bond. A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond’s value is designated in dollars, an investor is not exposed to foreign-currency risk.

38

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by the advisor to be investment-grade.

Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

39

This page intentionally left blank.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard Institutional Total Bond Market Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-952-3335

If you are a client of Vanguard’s Institutional Division:

The Vanguard Group

Institutional Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund’s Investment Company Act file number: 811-6093

© 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

I337 042009

Vanguard Funds

Supplement to the Statement of Additional Information

Trustee Added to Vanguard Funds’ Boards of Trustees

The boards of trustees of the Vanguard funds have added F. Joseph Loughrey as a trustee, effective October 1, 2009. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers.

Mr. Loughrey’s principal occupations during the past five years and outside directorships include: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of AB SKF (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), The Lumina Foundation for Education, and the Columbus Community Education Coalition.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI1009

This page intentionally left blank.

Vanguard Funds

Supplement to the Statement of Additional Information

At a meeting held on July 2, 2009, the shareholders of the Vanguard funds approved the following changes to the funds:

Trustees Elected To Vanguard Funds’ Boards of Trustees

Vanguard fund shareholders have elected F. William McNabb III and Peter F. Volanakis as trustees, effective July 2009. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Also effective July 2009, J. Lawrence Wilson has retired from the funds’ boards of trustees.

Mr. McNabb’s principal occupations during the past five years include: Director of Vanguard since 2008; Chief Executive Officer and President of Vanguard and of each of the investment companies served by Vanguard, since 2008; Director of Vanguard Marketing Corporation; and Managing Director of Vanguard (1995–2008).

Mr. McNabb is considered an “interested trustee” of each Vanguard fund because he also holds the positions of President and Chief Executive Officer.

Mr. Volanakis’s principal occupations during the past five years and outside directorships include: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; and Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Standardized Fundamental Policies for all Vanguard Funds

The shareholders of the Vanguard funds approved changes to the funds’ fundamental policies (i.e., policies that cannot be changed without a shareholder vote). The newly adopted standardized fundamental policies for each of the Vanguard funds are as follows:

Borrowing. The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Industry Concentration.

[For funds, other than index funds and money market funds, that do not concentrate.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

[For index funds that do not concentrate.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

[For funds, other than money market funds, that concentrate.] The Fund will concentrate its investments in the securities of issuers whose principal business activities are in the ________ industry, as defined in the prospectus or Statement of Additional Information (SAI) (the blank to be consistent with the fund’s name, such as energy, health care, etc.).

[For the Prime Money Market Fund, Vanguard Variable Insurance Fund—Money Market Portfolio, and Market Liquidity Fund.] The Fund will concentrate its assets in the securities of issuers whose principal business activities are in the financial services industry. For the purposes of this policy, the financial services industry is deemed to include the group of industries within the financial services sector. In addition, the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act.

[For all other money market funds.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except that the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act, and certificates of deposit and bankers’ acceptances issued by domestic banks (which may include U.S. branches of non-U.S. banks).

Loans. The Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. The Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

The funds’ current fundamental policies with respect to diversification, investment objective, and underwriting, if applicable, remain unchanged.

© 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SAI0709

PART B

VANGUARD® INSTITUTIONAL INDEX FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2009

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds’ current prospectuses (dated April 29, 2009). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains a Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Institutional Investor Services Department at 888-809-8102 Online: www.vanguard.com

Description of the Trust	B-1
Investment Policies	B-3
Investment Limitations	B-23
Share Price	B-24
Purchase and Redemption of Shares	B-24
Management of the Funds	B-26
Investment Advisory Services	B-35
Portfolio Transactions	B-37
Proxy Voting Guidelines	B-38
Financial Statements	B-43
Description of Bond Ratings	B-44

DESCRIPTION OF THE TRUST

Organization

Vanguard Institutional Index Funds (the Trust) was organized as a Pennsylvania business trust in 1990 and was reorganized as a Delaware statutory trust in July 1998. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):

Share Classes[1]
Fund[2]	Institutional	Institutional Plus Shares
Vanguard Institutional Index Fund	Yes	Yes
Vanguard Institutional Total Stock Market Index Fund	Yes	Yes
Vanguard Institutional Total Bond Market Index Fund	Yes	No
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.

B-1

Service Providers

     Custodians. U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109 (for the Institutional Index Fund), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for the Institutional Total Stock Market Index Fund), and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Institutional Total Bond Market Index Fund), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

     Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.

     Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds’ Shares

     Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

     Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     Voting Rights. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.

B-2

     Conversion Rights. Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with Vanguard Institutional Total Bond Market Index Fund.

     Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

     Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

INVESTMENT POLICIES

Some of the investment policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

     The following policies and explanations supplement each Fund’s investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

     80% Policy. Under normal circumstances, the Institutional Total Bond Market Index Fund will invest at least 80% of its assets in bonds that are part of its target index; the Institutional Index and Institutional Total Stock Market Index Funds each will invest at least 80% of its assets in the stocks that make up its target index. In applying these 80% policies, each Fund’s assets will include its net assets and borrowings for investment purposes.

     Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

B-3

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

     Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

     Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found on the following pages). A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such

B-4

transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

     Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

     The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

     Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     Debt Securities. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-

B-5

investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

     Debt Securities — Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc., or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

     Debt Securities — Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference;

B-6

therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

     Debt Securities — U.S. Government Securities. The term “U.S. Government Securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

     U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Deposit Insurance Corporation, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association.

     Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

     Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income.

     Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a

B-7

foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

     For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     Derivatives. A derivative is a financial instrument that has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

B-8

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

     Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.” Vanguard ETF™* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

*	U.S. Pat. No. 6,879,964 B2; 7,337,138.

B-9

     Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

     The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities — Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to

B-10

the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

     Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the

B-11

settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

B-12

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

     Hybrid Instrument. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

     Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

     In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value.

B-13

     Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

     Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

     Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buy-outs, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring, “work-out” scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

     Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

     Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against

B-14

the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

     A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are “substantially identical.” To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to leverage a fund’s assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

     Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

     Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

B-15

     Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC,^ which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

     Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

     Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

     Mortgage-Backed Securities — Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the

B-16

underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

     In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

     The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     Mortgage-Backed Securities—Hybrid ARMs. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

     Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

     SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

     Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

     Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to

B-17

(in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as

B-18

closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

     Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

     The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in

B-19

monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

     Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a “senior security” by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

     The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

     Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For

B-20

example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a “senior security” by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Tax Matters — Federal Tax Treatment of Futures Contracts. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the

B-21

holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

     Tax Matters — Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.

     Tax Matters — Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund.

     Tax Matters —Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008, provides relief from U.S. withholding tax for certain properly designated distributions made with respect to a fund’s taxable year beginning prior to 2010, assuming the investor provides tax documentation certifying non-U.S. status. The relief does not by its terms apply to a fund’s taxable year beginning in or after 2010 unless so extended by Congress. The 2008 Act also provides a partial exemption from U.S. estate tax for fund shares held by the estate of a non-U.S. decedent who dies before January 1, 2010.

     Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

B-22

     Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a “senior security” by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

     Borrowing. Vanguard Institutional Index and Institutional Total Stock Market Index Funds: Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund’s net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard’s interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     Vanguard Institutional Total Bond Market Index Fund: The Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

     Commodities. Each Fund may not invest in commodities, except that it may invest in certain index futures contracts, options and options on index futures contracts. No more than 5% of a Fund’s total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund’s total assets may be invested in futures contracts or options at any time.

     Diversification. With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invest in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

     Illiquid Securities.* Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. From time to time, each Fund’s board of trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation.

     Industry Concentration. Each Fund may not invest more than 25% of its total assets in any one industry except as necessary to approximate the composition of its target index.

Investing for Control.* Each Fund may not invest in a company for the purposes of controlling its management.

     Investment Objective. Unless stated otherwise in the “More on the Fund” section of the prospectuses, the investment objective of each Fund may not be materially changed without a shareholder vote.

B-23

     Loans. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard’s interfund lending program.

     Margin.* Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund’s investment policies relating to commodities.

     Oil, Gas, Minerals.* Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

Pledging Assets.* Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     Puts and Calls. Each Fund may not purchase or sell put, call, straddle, or spread options, except as permitted by the Fund’s investment policies relating to commodities.

     Real Estate. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

Senior Securities. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

*These limitations are non-fundamental for Vanguard Institutional Total Stock Market Index Fund and Vanguard Institutional Total Bond Market Index Fund and therefore may be changed by each Fund’s board of trustees without a shareholder vote.

     Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with applicable regulatory requirements. For more details, see “Investment Policies.”

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Institutional Index and Institutional Total Stock Market Index Funds is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Institutional Total Bond Market Index Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding.

     The Exchange typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

     Each Fund reserves the right to deduct a purchase fee. The Institutional Total Bond Market Index Fund reserves the right to charge a fee of 0.18% on large cash purchases that are reasonably deemed to be disruptive to efficient fund management. The fee will not be charged on acceptable “in kind” and similar types of purchases, at the discretion of the advisor. The Institutional Index and Institutional Total Stock Market Index Funds also reserve the right at their sole discretion to impose a purchase fee if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund. Lump-sum purchases may be considered disruptive, for example, if the advisor incurs significant transaction costs in purchasing securities needed to match the investment performance of the respective benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be

B-24

waived or reduced. A prospective investor may determine whether a fee will be charged by calling his/her client representative or plan sponsor in advance of his/her purchase. The fees are based on the advisor’s estimate of transaction costs, which depends on the types of securities in which each Fund invests.

     Exchange of Securities for Shares of a Fund. In certain circumstances, shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the Index tracked by the Fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.

     A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund’s weightings to become imbalanced with respect to the weightings of the securities included in the target Index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund’s net assets immediately prior to the transaction.

Investors interested in purchasing Fund shares in kind should contact Vanguard.

Redemption of Shares

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

     Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

     The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

     The Funds do not charge redemption fees, except that the Institutional Total Bond Market Index Fund charges a fee of $5.00 for wire redemptions in amounts less than $5,000. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Right to Change Policies

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee,

B-25

account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Investing with Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund’s NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund employs Vanguard to provide investment advisory, administrative, and shareholder services for a fee. Vanguard is a jointly-owned subsidiary of a group of more than 150 other funds that obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services to several of these other Vanguard funds.

     Vanguard, Vanguard Marketing Corporation (VMC), the funds’ advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

     Management Agreement. The Trust has entered into a Management and Distribution Agreement with Vanguard on behalf of the Funds. Under this Agreement, Vanguard manages the investment and reinvestment of each Fund’s assets, continuously reviews, supervises, and administers each Fund’s investment program, and VMC manages and performs distribution functions for services of a marketing and promotional nature including, but not limited to, providing advertising, sales literature, and sales personnel. Vanguard also provides a range of other administrative services necessary to each Fund’s day-to-day operations. In return, each Fund pays a management and distribution fee at the end of each month. This fee is calculated by applying a monthly rate, based on the annual percentage rate of 0.02%, to the average daily net assets of the applicable Fund. Vanguard discharges its responsibilities as investment advisor, and VMC discharges its role as distributor subject to the control of the officers and trustees of the Funds.

     Shareholder Services Agreement. Each Fund receives certain services from Vanguard pursuant to a Shareholder Services Agreement between Vanguard and the Trust. In return, each Fund pays Vanguard a shareholder services fee at the end of each month, based on certain annual percentage rates applied to the average daily net assets of each Fund’s separate share classes as follows:

Vanguard Institutional Index Fund—Institutional Shares:	0.03%
Vanguard Institutional Index Fund—Institutional Plus Shares:	0.005%
Vanguard Institutional Total Stock Market Index Fund—Institutional Shares:	0.025%
Vanguard Institutional Total Stock Market Index Fund—Institutional Plus Shares:	0.005%
Vanguard Institutional Total Bond Market Index Fund—Institutional Shares:	0.03%

B-26

     During the fiscal years ended December 31, 2006, 2007 and 2008, the Funds paid the following amounts to Vanguard for management, distribution, and shareholder services:

Fund	2006	2007	2008
Vanguard Institutional Index Fund	$25,288,000	$29,125,000	$25,743,000
Vanguard Institutional Total Stock Market Index Fund	1,235,000	2,350,000	2,582,000
Vanguard Institutional Total Bond Market Index Fund	1,916,000	3,250,000	3,770,000

Officers and Trustees

Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-today operations of the Funds under the direction of the Funds’ board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee’s retirement, resignation, or death; or as otherwise specified in the Trust’s organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Outside Directorships	Trustee/Officer
Interested Trustee
John J. Brennan[1]	Chairman of the	May 1987	Chairman of the Board and Director (Trustee) of	157
(1954)	Board and Trustee		Vanguard and of each of the investment companies
			served by Vanguard; Chief Executive Officer and
			President of Vanguard (1996–2008).
Independent Trustees
Charles D. Ellis	Trustee	January 2001	Applecore Partners (pro bono ventures in education);	157
(1937)			Senior Advisor to Greenwich Associates (international
			business strategy consulting); Successor Trustee of
			Yale University; Overseer of the Stern School of
			Business at New York University; Trustee of the
			Whitehead Institute for Biomedical Research.

Emerson U. Fullwood	Trustee	January 2008	Retired Executive Chief Staff and Marketing Officer for	157
(1948)			North America and Corporate Vice President of Xerox
			Corporation (photocopiers and printers); Director of
			SPX Corporation (multi-industry manufacturing), the
			United Way of Rochester, the Boy Scouts of America,
			Amerigroup Corporation (direct health and medical
			insurance carriers), and Monroe Community College
			Foundation.

Rajiv L. Gupta	Trustee	December 2001	Chairman and Chief Executive Officer of Rohm and	157
(1945)			Haas Co. (chemicals); President of Rohm and Haas Co.
			(2006-2008); Board Member of the American
			Chemistry Council; Director of Tyco International, Ltd.
			(diversified manufacturing and services) and Hewlett-
			Packard Company (electronic computer manufacturing);
			Trustee of The Conference Board.

B-27

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Outside Directorships	Trustee/Officer
Amy Gutmann	Trustee	June 2006	President of the University of Pennsylvania;	157
(1949)			Christopher H. Browne Distinguished Professor of
			Political Science in the School of Arts and Sciences
			with secondary appointments at the Annenberg
			School for Communication and the Graduate School of
			Education at the University of Pennsylvania; Director of
			Carnegie Corporation of New York, Schuylkill River
			Development Corporation, and Greater Philadelphia
			Chamber of Commerce; Trustee of the National
			Constitution Center.

JoAnn Heffernan Heisen	Trustee	July 1998	Retired Corporate Vice President, Chief Global Diversity	157
(1950)			Officer, and Member of the Executive Committee of
			Johnson & Johnson (pharmaceuticals/consumer
			products); Vice President and Chief Information Officer
			(1997–2005) of Johnson & Johnson; Director of the
			University Medical Center at Princeton and Women’s
			Research and Education Institute.

André F. Perold	Trustee	December 2004	George Gund Professor of Finance and Banking,	157
(1952)			Senior Associate Dean, and Director of Faculty
			Recruiting at the Harvard Business School; Director
			and Chairman of UNX, Inc. (equities trading firm); Chair
			of the Investment Committee of HighVista Strategies
			LLC (private investment firm).

Alfred M. Rankin, Jr.	Trustee	January 1993	Chairman, President, Chief Executive Officer, and	157
(1941)			Director of NACCO Industries, Inc. (forklift trucks/
			housewares/lignite); Director of Goodrich Corporation
			(industrial products/aircraft systems and services).

J. Lawrence Wilson	Trustee	April 1985	Retired Chairman and Chief Executive Officer of Rohm	157
(1936)			and Haas Co. (chemicals); Director of Cummins Inc.
			(diesel engines) and AmerisourceBergen Corp.
			(pharmaceutical distribution); Trustee of Vanderbilt
			University and of Culver Educational Foundation.

Executive Officers
Thomas J. Higgins[1]	Chief Financial	September 2008	Principal of Vanguard; Chief Financial Officer of each of	157
(1957)	Officer		the investment companies served by Vanguard, since
			September 2008; Treasurer of each of the investment
			companies served by Vanguard (1998–2008).

Kathryn J. Hyatt[1]	Treasurer	November 2008	Principal of Vanguard; Treasurer of each of the	157
(1955)			investment companies served by Vanguard, since
			November 2008; Assistant Treasurer of each
			of the investment companies served by Vanguard
			(1988–2008).

B-28

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Outside Directorships	Trustee/Officer
F. William McNabb III[1]	Chief Executive	March 2008	Chief Executive Officer of Vanguard and of each of the	157
(1957)	Officer and		investment companies served by Vanguard, since
	President		August 2008; Director and President of Vanguard since
March 2008; President of each of the investment
companies served by Vanguard, since March 2008;
Director of Vanguard Marketing Corporation; Managing
Director of Vanguard (1995–2008).
Heidi Stam[1]	Secretary	July 2005	Managing Director of Vanguard since 2006; General	157
(1956)			Counsel of Vanguard since 2005; Secretary of
Vanguard and of each of the investment companies
served by Vanguard, since 2005; Director and Senior
Vice President of Vanguard Marketing Corporation
since 2005; Principal of Vanguard (1997–2006).

1 These individuals are “interested persons” as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2007 and 2008, Vanguard paid Greenwich subscription fees amounting to approximately $400,000. Vanguard’s subscription rates are similar to those of other subscribers.

Board Committees: The Trust’s board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds’ last fiscal year.
  Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held four meetings during the Funds’ last fiscal year.
  Nominating Committee: This committee nominates candidates for election to Vanguard’s board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held eight meetings during the Funds’ last fiscal year.
  The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds. The Funds’ trustees receive no compensation directly from the Funds. However, Vanguard is responsible for paying the trustees for their service to the Funds under the terms of the Management Agreement, described above under the heading “Management Agreement.” The funds also employ their officers on a shared basis; officers are compensated by Vanguard, not the funds.

     Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:
  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s

B-29

separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     “Interested” Trustee. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

     Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD INSTITUTIONAL INDEX FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	from All Vanguard
	Compensation	as Part of these	Benefit at	Funds Paid
Trustee	from these Funds[1]	Funds’ Expenses[1]	January 1, 2008[2]	to Trustees[3]
John J. Brennan	—	—	—	—
Charles D. Ellis	—	—	—	$152,500
Emerson U. Fullwood	—	—	—	148,200
Rajiv L. Gupta	—	—	—	152,500
Amy Gutmann	—	—	—	148,200
JoAnn Heffernan Heisen	—	—	$2,733	152,500
André F. Perold	—	—	—	152,500
Alfred M. Rankin, Jr.	—	—	5,355	176,700
J. Lawrence Wilson	—	—	7,783	152,500

1	The amounts shown in this column are based on the Funds’ fiscal year ended December 31, 2008.
2	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155 Vanguard funds for the 2008 calendar year.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2008.

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Fund	Name of Trustee	Owned by Trustee	Owned by Trustee
Vanguard Institutional Index Fund	John J. Brennan	—	Over $100,000
	Charles D. Ellis	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Fund	Name of Trustee	Owned by Trustee	Owned by Trustee
Vanguard Institutional Total Stock Market Index Fund	John J. Brennan	—	Over $100,000
	Charles D. Ellis	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	J. Lawrence Wilson	—	Over $100,000

Vanguard Institutional Total Bond Market Index Fund	John J. Brennan	—	Over $100,000
	Charles D. Ellis	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	J. Lawrence Wilson	—	Over $100,000

     As of March 31, 2009, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of March 31, 2009, those listed below owned of record 5% or more of each class’s outstanding shares:

     Vanguard Institutional Index Fund—Institutional Shares: Fidelity Investments, Covington, KY (6.64%), National Financial Services Corp, New York, NY (7.93%); Vanguard Institutional Index Fund—Institutional Plus Shares: Fidelity Investments, Covington, KY (8.98%), National Financial Services LLC, New York, NY (8.25%), State of Utah Educational Savings Plan, Salt Lake City, UT (5.24%), The Local Government Pensions, Helsinki, Finland (8.63%); Vanguard Institutional Total Bond Market Index—Institutional Shares: State of Utah Educational Savings Plan, Salt Lake City, UT (9.47%); Vanguard Institutional Total Stock Market Index Fund—Institutional Shares: Fidelity Investments, Covington, KY (16.13%), MAC & Co, Pittsburgh, PA (15.89%), Legacy Heritage Investors, New York, NY (8.91%), Stichting Bewaarder, Amsterdam, Netherlands (6.60%), Russell Sage Foundation, New York, NY (5.85%); Vanguard Institutional Total Stock Market Index Fund—Institutional Plus Shares: NY College Savings Program, Newton, MA (20.48%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

B-31

     The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the most recent calendar-quarter-end online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the most recent calendar-quarter-end online at www.vanguard.com in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, after consultation with a Vanguard fund’s investment advisor, may withhold any portion of the fund’s complete portfolio holdings from online disclosure as previously described when deemed to be in the best interests of the fund.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

     The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be

B-32

authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

     Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Oce’ Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

     Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

B-33

Disclosure of Non-Material Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

     An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

B-34

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Funds receive all investment advisory services from Vanguard, through its Quantitative Equity and Fixed Income Groups. These services are provided from an experienced advisory staff employed directly by Vanguard.

Other Accounts Managed

Joshua C. Barrickman co-manages the Institutional Total Bond Market Index Fund; as of December 31, 2008, the Fund held assets of $7.4 billion. As of December 31, 2008, Mr. Barrickman also co-managed one other registered investment company with total assets of $8.6 billion (advisory fees not based on account performance).

     Donald M. Butler manages the Institutional Index Fund; as of December 31, 2008, the Fund held assets of $49.2 billion. As of December 31, 2008, Mr. Butler also managed six other registered investment companies with total assets of $23.3 billion, co-managed one other registered investment company with total assets of $3.7 billion, and managed two other pooled investment vehicles with total assets of $2.2 billion (none of which had advisory fees based on account performance).

     Michael Perre manages the Institutional Total Stock Market Index Fund; as of December 31, 2008, the Fund held assets of $7.7 billion. As of December 31, 2008, Mr. Perre also managed all or a portion of four other registered investment companies with total assets of $10.2 billion, co-managed two other registered investment companies with total assets of $30.6 billion, and managed three other pooled investment vehicles with total assets of $11.9 billion (none of which had advisory fees based on account performance).

     Kenneth E. Volpert co-manages the Institutional Total Bond Market Index Fund; as of December 31, 2008, the Fund held assets of $7.4 billion. As of December 31, 2008, Mr. Volpert also co-managed six other registered investment companies with total assets of $95.5 billion, and co-managed eleven other pooled investment vehicles with total assets of $7.1 billion (none of which had advisory fees based on account performance).

Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

     Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

B-35

Description of Compensation

Each Fund’s portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2008, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980’s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

     In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

     A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

     A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For each Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

     Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2008, Vanguard employees collectively invested more than $1.7 billion in Vanguard funds. John J. Brennan, Chairman of the Board of Vanguard and the Vanguard funds; F. William McNabb III, Chief Executive Officer and President of Vanguard and the Vanguard funds; and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of December 31, 2008, the portfolio managers did not own any shares of the Funds they managed.

Duration and Termination of Investment Advisory Agreement

The Funds’ Management Agreement, which governs the investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.

B-36

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

Vanguard Institutional Total Bond Market Index Fund

The Fund’s bond investments are generally purchased and sold through principal transactions, meaning that the Fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the securities, on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices).

     As previously explained, the types of securities that the Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

     During the fiscal years ended December 31, 2006, 2007, and 2008, the Funds paid the following amounts in brokerage commissions:

Fund	2006	2007	2008
Vanguard Institutional Index Fund[1]	$1,753,000	$1,075,000	$1,572,000
Vanguard Institutional Total Stock Market Index Fund[1]	259,000	460,000	712,000
Vanguard Institutional Total Bond Market Index Fund	—	—	—

1 Several factors can impact the frequency of a fund’s portfolio transactions. Two of these factors, cash flows and market volatility, were significant during the Funds’ most recent fiscal year, resulting in higher brokerage commissions for that period.

     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated

B-37

among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds’ board of trustees.

     As of December 31, 2008, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Institutional Index Fund	Citigroup Global Markets Inc.	$226,854,000
	J.P. Morgan Securities Inc.	730,071,000
	Lehman Brothers Inc.	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	115,399,000
	Morgan Stanley	105,682,000
	Wachovia Securities LLC	74,277,000
Vanguard Institutional Total Stock Market Index Fund	Banc of America Securities LLC	56,580,000
	Citigroup Global Markets Inc.	29,038,000
	ITG, Inc.	798,000
	J.P. Morgan Securities Inc.	92,314,000
	Lehman Brothers Inc.	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	14,084,000
	Morgan Stanley	12,725,000
	Wachovia Securities LLC	9,462,000
Vanguard Institutional Total Bond Market Index Fund	Banc of America Securities LLC	53,067,000
	Citigroup Global Markets Inc.	57,586,000
	Credit Suisse Securities (USA) LLC	35,466,000
	Goldman, Sachs & Co.	38,954,000
	Greenwich Capital Markets, Inc.	7,089,000
	J.P. Morgan Securities Inc.	54,152,000
	Merrill Lynch, Pierce, Fenner & Smith Inc.	44,010,000
	UBS Securities LLC	25,248,000

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

     The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

     For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

     The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund’s and its

B-38

shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, or if exercising the vote would result in the imposition of trading or other restrictions.

     In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I.	The Board of Directors
A.	Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

     While the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval Nominated slate results in board made up of a majority of independent directors. All members of Audit, Nominating, and Compensation committees are independent of management.

Factors Against Approval

Nominated slate results in board made up of a majority of non-independent directors.

Audit, Nominating, and/or Compensation committees include non-independent members.

Incumbent board member failed to attend at least 75% of meetings in the previous year.

Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

B-39

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals.

Factors For Approval

Company requires senior executives to hold a minimum amount
of company stock (frequently expressed as a multiple of salary).
Company requires stock acquired through option exercise to be held for a certain period of time.
Compensation program includes performance-vesting awards,
indexed options, or other performance-linked grants.
Concentration of option grants to senior executives is limited
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

B. Bonus plans

Factors Against Approval

Total potential dilution (including all stock-based plans) exceeds 15% of shares outstanding.
Annual option grants have exceeded 2% of shares outstanding.

Plan permits repricing or replacement of options without
shareholder approval.
Plan provides for the issuance of reload options.

Plan contains automatic share replenishment (evergreen) feature.

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

While executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

B-40

The funds’ positions on a number of the most commonly presented issues in this area are as follows:
A.	Shareholder rights plans (poison pills)
A	company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE provisions).
Plan includes permitted-bid/qualified-offer feature (chewable	Classified board.
pill) that mandates a shareholder vote in certain situations.
Ownership trigger is reasonable (15-20%).	Board with limited independence.
Highly independent, non-classified board.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic

B-41

impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

     Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

     The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders.

B-42

In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at www.vanguard.com.

     You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s internet site, at www.vanguard.com, or the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2008, appearing in the Funds’ 2008 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

B-43

DESCRIPTION OF BOND RATINGS

The following are excerpts from Moody’s Investors Service, Inc.’s description of its four highest bond ratings:

Aaa—Judged to be of the best quality. They carry the smallest degree of investment risk.

     Aa—Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

A—Possess many favorable investment attributes and are to be considered as “upper-medium-grade obligations.”

     Baa—Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

The following are excerpts from Standard & Poor’s description of its four highest bond ratings:

AAA—Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

     AA—Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

     A—Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB—Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

     Standard & Poor’s applies indicators “+”, or “–”, or no character, to its rating categories. The indicators show relative standing within the major rating categories.

“FTSE®” and “FTSE4Good™” are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World ex US Index, FTSE All-World Index, FTSE High Dividend Yield Index, and FTSE Global Small Cap ex US Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P ®, S&P 500®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.”

SAI094 042009

Vanguard Funds

Supplement to the Statement of Additional Information

Trustee Added to Vanguard Funds’ Boards of Trustees

The boards of trustees of the Vanguard funds have added F. Joseph Loughrey as a trustee, effective October 1, 2009. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers.

Mr. Loughrey’s principal occupations during the past five years and outside directorships include: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of AB SKF (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), The Lumina Foundation for Education, and the Columbus Community Education Coalition.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI1009

Subject to Completion
Preliminary Statement of Additional Information
Dated September 21, 2009

Information contained in this Statement of Additional Information is subject to completion. A registration statement for Institutional Plus Shares of Vanguard Total Bond Market Index Fund has been filed with the U.S. Securities and Exchange Commission but has not yet become effective.

Institutional Plus Shares of Vanguard Total Bond Market Index Fund may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This Statement of Additional Information is not a prospectus.

PART B

VANGUARD® BOND INDEX FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 20, 2009

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds’ current prospectuses (dated November 20, 2009, for Vanguard Total Bond Market Index Fund Institutional Plus Shares; dated April 24, 2009, for all others). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains a Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: www.vanguard.com

Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies and Non-Fundamental Policies	B-4
Share Price	B-22
Purchase and Redemption of Shares	B-22
Management of the Funds	B-24
Investment Advisory Services	B-37
Portfolio Transactions	B-39
Proxy Voting Guidelines	B-40
Information About the ETF Share Class	B-45
Financial Statements	B-49
Description of Bond Ratings	B-49


DESCRIPTION OF THE TRUST

Organization

Vanguard Bond Index Funds (the Trust) was organized as a Maryland corporation in 1986 and was reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known Vanguard Bond Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):

Share Classes[1]
Institutional
Fund[2]	Investor	Admiral	Signal	Institutional	ETF	Plus
Vanguard Total Bond Market Index Fund	Yes	Yes	Yes	Yes	Yes	Yes
Vanguard Total Bond Market II Index Fund	Yes	No	No	Yes	No	No
Vanguard Short-Term Bond Index Fund	Yes	Yes	Yes	No	Yes	No
Vanguard Intermediate-Term Bond Index Fund	Yes	Yes	Yes	Yes	Yes	No
Vanguard Long-Term Bond Index Fund	Yes	No	No	Yes	Yes	No
Vanguard Inflation-Protected Securities Fund[3]	Yes	Yes	No	Yes	No	No
1 Individually a class; collectively the classes.
2 Individually, a Fund; collectively, the Funds.
3 Prior to November 13, 2007, the Fund was a series of Vanguard Fixed Income Securities Funds.

     This Statement of Additional Information relates only to Vanguard Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, Long-Term Bond Index Fund, and Inflation-Protected Securities Fund. A separate Statement of Additional Information (dated January 23, 2009), relating to Vanguard Total Bond Market II Index Fund, can be obtained free of charge by contacting Vanguard at 800-662-7447.

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Service Providers

     Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Funds’ custodian. The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

     Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.

     Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds’ Shares

     Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

     Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     Voting Rights. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.

     Conversion Rights. Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements as described in the Fund’s current prospectus. Shareholders may not convert into or out of a Fund’s ETF Shares.

     Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

     Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

     Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.


     Diversification. With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

     Industry Concentration. Vanguard Inflation-Protected Securities Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry. For all other Funds within the Trust, each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Investment Objective. The investment objective of each Fund may not be materially changed without a shareholder vote.

     Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statue, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

     Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

     Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statue, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

     Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

     Compliance with the investment policies set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Non-Fundamental Policies.”

     None of these policies prevent the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Funds” for more information.

INVESTMENT STRATEGIES AND NON-FUNDAMENTAL POLICIES

Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

     The following investment strategies and policies supplement each Fund’s investment objective, strategies, and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


     Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

     Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

     Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found on the following pages). A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

     Debt Securities. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

     Debt Securities — Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund’s option, at par on or near the coupon dates. The dealers’ obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit on the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

     Debt Securities — Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable amount master demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand.

     Debt Securities — Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

     The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

     If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

     Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

     Debt Securities — Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc., or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

     Debt Securities — Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

     Debt Securities — U.S. Government Securities. The term “U.S. Government Securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

     U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Deposit Insurance Corporation, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association.

     Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

     Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income.

     Derivatives. A derivative is a financial instrument that has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

     Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

     Vanguard ETF™* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138.

     Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

     Hybrid Instrument. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

     Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

     In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value.

     Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to limits described under the heading “Other Investment Companies.”

     Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

     Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

     Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring, “work-out” scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

     Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

     Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

     A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are “substantially identical.” To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to leverage a fund’s assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

     Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

     Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

     Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC,^ which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

     Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

     Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

     Mortgage-Backed Securities — Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

     In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

     The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     Mortgage-Backed Securities—Hybrid ARMs. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay.

Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

     Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

     SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

     Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

     Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a “senior security” by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

     Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

     The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund’s advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security’s issuer.

     Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a “senior security” by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

     The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

     Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a “senior security” by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Tax Matters — Federal Tax Treatment of Futures Contracts. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

     Tax Matters — Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

     Tax Matters — Market Discount. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Tax Matters —Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008, provides relief from U.S. withholding tax for certain properly designated distributions made with respect to a fund’s taxable year beginning prior to 2010, assuming the investor provides tax documentation certifying non-U.S. status. The relief does not by its terms apply to a fund’s taxable year beginning in or after 2010 unless so extended by Congress. The 2008 Act also provides a partial exemption from U.S. estate tax for fund shares held by the estate of a non-U.S. decedent who dies before January 1, 2010.

     Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

     When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a “senior security” by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class.

     The Exchange typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

When purchasing shares from a Fund (whether directly or through a broker), the purchase price is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus. (If you purchase ETF Shares on the secondary market, by contrast, you will pay the prevailing market price, which may be higher or lower than the NAV.)

     Each Fund, except the Inflation-Protected Securities Fund, reserves the right to impose a transaction fee on any purchase of non-ETF shares that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor currently believes that it may be necessary to impose the transaction fees specified in the following table if an investor’s aggregate purchases into any Fund over a twelve-month period exceed, or are expected to exceed, the indicated amounts.

Fund	Transaction Fee	Aggregate Purchases
Vanguard Total Bond Market Index Fund	0.18%	Over $500 million
Vanguard Short-Term Bond Index Fund	0.15	Over $100 million
Vanguard Intermediate-Term Bond Index Fund	0.23	Over $100 million
Vanguard Long-Term Bond Index Fund	0.21	Over $100 million

     When applicable, transaction fees will be imposed on the aggregate amount of an investor’s purchases. Fees are based on the advisor’s estimate of the transaction costs incurred by each Fund in accepting new investments, which depends on the types of securities in which each Fund invests. Fees may be waived or reduced, however, if an investor’s purchases can be offset by other shareholders’ redemptions from the same Fund. Prospective investors may determine whether the fee will be imposed on their investments by calling Vanguard’s Institutional Division.

Redemption of Shares (Other than ETF Shares)

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

     Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

     The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

     The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which generally will be subject to a charge of $5). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

Right to Change Policies

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Investing with Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund’s NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

The funds’ officers are also officers and employees of Vanguard.

     Vanguard, Vanguard Marketing Corporation (VMC), the funds’ advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

     Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of December 31, 2008, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution	Each Fund’s	Vanguard’s
Fund	to Vanguard	Average Net Assets	Capitalization
Vanguard Total Bond Market Index Fund	$ 16,671,000	0.03%	6.67%
Vanguard Short-Term Bond Index Fund	2,467,000	0.03	0.99
Vanguard Intermediate-Term Bond Index Fund	2,169,000	0.03	0.87
Vanguard Long-Term Bond Index Fund	730,000	0.02	0.29
Vanguard Inflation-Protected Securities Fund	4,172,000	0.03	1.67

     Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

     To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of December 31, 2008, none of the Vanguard funds’ allocated share of VMC’s marketing and distribution expenses was greater than 0.03% of the fund’s average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

     VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;
  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;
  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;
  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.
  VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party “asesor de inversiones” (investment advisor), which includes incentive-based remuneration.

     In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

     VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers.

Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

     The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned “Management and Administrative Expenses” include a fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

     As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2006 (January 31, 2007 for the Inflation-Protected Securities Fund), 2007, and 2008, and are presented as a percentage of each Fund’s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)

Fund	2006	2007	2008
Vanguard Total Bond Market Index Fund
Management and Administrative Expenses:	0.13%	0.12%	0.12%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Vanguard Short-Term Bond Index Fund
Management and Administrative Expenses:	0.12%	0.11%	0.11%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Vanguard Intermediate-Term Bond Index Fund
Management and Administrative Expenses:	0.12%	0.11%	0.11%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Vanguard Long-Term Bond Index Fund
Management and Administrative Expenses:	0.15%	0.13%	0.14%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Vanguard Inflation-Protected Securities Fund[1]
Management and Administrative Expenses:	0.13%	0.11%	0.12%
Marketing and Distribution Expenses:	0.02	0.04	0.03
1 Prior to November 13, 2007, the Fund was a series of Vanguard Fixed Income Securities Funds.

Officers and Trustees

Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-today operations of the Funds under the direction of the Funds’ board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee’s retirement, resignation, or death; or as otherwise specified in the Trust’s organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Outside Directorships	Trustee/Officer
Interested Trustee
John J. Brennan[1]	Chairman of the	May 1987	Chairman of the Board and Director (Trustee) of	156
(1954)	Board and Trustee		Vanguard and of each of the investment companies
			served by Vanguard; Chief Executive Officer and
			President of Vanguard and of each of the investment
			companies served by Vanguard (1996–2008);
			Chairman of the Financial Accounting Foundation;
			Governor of the Financial Industry Regulatory
			Authority (FINRA); Director of United Way of
			Southeastern Pennsylvania.

F. William McNabb III[1]	Trustee, Chief	July 2009	Trustee of each of the investment companies served	156
(1957)	Executive Officer,		by Vanguard, since July 2009; Director of Vanguard
	and President		since 2008; Chief Executive Officer and President of
			Vanguard and of each of the investment companies
			served by Vanguard, since 2008; Director of Vanguard
			Marketing Corporation; Managing Director of Vanguard
			(1995–2008).

Independent Trustees
Charles D. Ellis	Trustee	January 2001	Applecore Partners (pro bono ventures in education);	156
(1937)			Senior Advisor to Greenwich Associates (international
			business strategy consulting); Successor Trustee of
			Yale University; Overseer of the Stern School of
			Business at New York University; Trustee of the
			Whitehead Institute for Biomedical Research.

Emerson U. Fullwood	Trustee	January 2008	Retired Executive Chief Staff and Marketing Officer for	156
(1948)			North America and Corporate Vice President of Xerox
			Corporation (photocopiers and printers); Director of
			SPX Corporation (multi-industry manufacturing), the
			United Way of Rochester, the Boy Scouts of America,
			Amerigroup Corporation (direct health and medical
			insurance carriers), and Monroe Community
			College Foundation.

Rajiv L. Gupta	Trustee	December 2001	Chairman and Chief Executive Officer of Rohm and	156
(1945)			Haas Co. (2006–2008); Board Member of the
			American Chemistry Council; Director of Tyco
			International, Ltd. (diversified manufacturing and
			services) and Hewlett-Packard Company (electronic
			computer manufacturing); Trustee of The
			Conference Board.

Amy Gutmann	Trustee	June 2006	President of the University of Pennsylvania;	156
(1949)			Christopher H. Browne Distinguished Professor of
			Political Science in the School of Arts and Sciences
			with secondary appointments at the Annenberg
			School for Communication and the Graduate School of
			Education at the University of Pennsylvania; Director of
			Carnegie Corporation of New York. Schuylkill River
			Development Corporation, and Greater Philadelphia
			Chamber of Commerce; Trustee of the National
			Constitution Center.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Outside Directorships	Trustee/Officer
JoAnn Heffernan Heisen	Trustee	July 1998	Retired Corporate Vice President, Chief Global Diversity	156
(1950)			Officer, and Member of the Executive Committee of
			Johnson & Johnson (pharmaceuticals/consumer
			products); Vice President and Chief Information Officer
			of Johnson & Johnson (1997–2005); Director of the
			University Medical Center at Princeton and Women’s
			Research and Education Institute.

André F. Perold	Trustee	December 2004	George Gund Professor of Finance and Banking at the	156
(1952)			Harvard Business School; Director and Chairman of
			UNX, Inc. (equities trading firm); Chair of the
			Investment Committee of HighVista Strategies LLC
			(private investment firm).

Alfred M. Rankin, Jr.	Trustee	January 1993	Chairman, President, Chief Executive Officer, and	156
(1941)			Director of NACCO Industries, Inc. (forklift trucks/
			housewares/lignite); Director of Goodrich Corporation
			(industrial products/aircraft systems and services).

Peter F. Volanakis	Trustee	July 2009	President since 2007 and Chief Operating Officer	156
(1955)			since 2005 of Corning Incorporated (communications
			equipment); President of Corning Technologies (2001–
			2005); Director of Corning Incorporated and Dow
			Corning; Trustee of the Corning Incorporated
			Foundation and the Corning Museum of Glass;
			Overseer of the Amos Tuck School of Business
			Administration at Dartmouth College.
Executive Officers
Thomas J. Higgins[1]	Chief Financial	September 2008	Principal of Vanguard; Chief Financial Officer of each of	156
(1957)	Officer		the investment companies served by Vanguard, since
			September 2008; Treasurer of each of the investment
			companies served by Vanguard (1998–2008).

Kathryn J. Hyatt[1]	Treasurer	November 2008	Principal of Vanguard; Treasurer of each of the	156
(1955)			investment companies served by Vanguard, since
			November 2008; Assistant Treasurer of each
			of the investment companies served by Vanguard
			(1988–2008).

Heidi Stam[1]	Secretary	July 2005	Managing Director of Vanguard since 2006; General	156
(1956)			Counsel of Vanguard since 2005; Secretary of
			Vanguard and of each of the investment companies
			served by Vanguard, since 2005; Director and Senior
			Vice President of Vanguard Marketing Corporation
			since 2005; Principal of Vanguard (1997–2006).

1 These individuals are “interested persons” as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2007 and 2008, Vanguard paid Greenwich subscription fees amounting to approximately $400,000. Vanguard’s subscription rates are similar to those of other subscribers.

  Board Committees: The Trust’s board has the following committees:
  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds’ last fiscal year.
  Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held four meetings during the Funds’ last fiscal year.
  Nominating Committee: This committee nominates candidates for election to Vanguard’s board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held eight meetings during the Funds’ last fiscal year.
  The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.
  “Interested” Trustees. Mr. Brennan and Mr. McNabb serve as trustees, but are not paid in this capacity. They are,

however, paid in their roles as officers of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds. (F. William McNabb III and Peter F. Volanakis are not included in the tables because they did not serve as trustees as of December 31, 2008.)

VANGUARD BOND INDEX FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	from All Vanguard
	Compensation	as Part of these	Benefit at	Funds Paid
Trustee	from these Funds[1]	Funds’ Expenses[1]	January 1, 2008[2]	to Trustees[3]
John J. Brennan	—	—	—	—
Charles D. Ellis	$13,801	—	—	$152,500
Emerson U. Fullwood	13,410	—	—	148,200
Rajiv L. Gupta	13,801	—	—	152,500
Amy Gutmann	13,410	—	—	148,200
JoAnn Heffernan Heisen	13,801	$4,254	$2,733	152,500
André F. Perold	13,801	—	—	152,500
Alfred M. Rankin, Jr.	15,991	5,150	5,355	176,700
J. Lawrence Wilson[4]	13,801	5,435	7,783	152,500

1	The amounts shown in this column are based on the Funds’ fiscal year ended December 31, 2008. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155 Vanguard funds for the 2008 calendar year.
4	Mr. Wilson retired from the Funds’ board effective July 2, 2009.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2008. (F. William McNabb III and Peter F. Volanakis are not included in the table because they did not serve as trustees as of December 31, 2008.)

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Total Bond Market Index Fund	John J. Brennan	None	Over $100,000
	Charles D. Ellis	None	Over $100,000
	Emerson U. Fullwood	None	Over $100,000
	Rajiv L. Gupta	None	Over $100,000
	Amy Gutmann	None	Over $100,000
	JoAnn Heffernan Heisen	None	Over $100,000
	André F. Perold	None	Over $100,000
	Alfred M. Rankin, Jr.	None	Over $100,000

Vanguard Short-Term Bond Index Fund	John J. Brennan	None	Over $100,000
	Charles D. Ellis	None	Over $100,000
	Emerson U. Fullwood	None	Over $100,000
	Rajiv L. Gupta	None	Over $100,000
	Amy Gutmann	None	Over $100,000
	JoAnn Heffernan Heisen	None	Over $100,000
	André F. Perold	None	Over $100,000
	Alfred M. Rankin, Jr.	None	Over $100,000

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Intermediate-Term Bond Index Fund	John J. Brennan	None	Over $100,000
	Charles D. Ellis	None	Over $100,000
	Emerson U. Fullwood	None	Over $100,000
	Rajiv L. Gupta	None	Over $100,000
	Amy Gutmann	None	Over $100,000
	JoAnn Heffernan Heisen	None	Over $100,000
	André F. Perold	None	Over $100,000
	Alfred M. Rankin, Jr.	None	Over $100,000

Vanguard Long-Term Bond Index Fund	John J. Brennan	None	Over $100,000
	Charles D. Ellis	None	Over $100,000
	Emerson U. Fullwood	None	Over $100,000
	Rajiv L. Gupta	None	Over $100,000
	Amy Gutmann	None	Over $100,000
	JoAnn Heffernan Heisen	None	Over $100,000
	André F. Perold	None	Over $100,000
	Alfred M. Rankin, Jr.	None	Over $100,000

Vanguard Inflation-Protected Securities Fund	John J. Brennan	None	Over $100,000
	Charles D. Ellis	None	Over $100,000
	Emerson U. Fullwood	None	Over $100,000
	Rajiv L. Gupta	None	Over $100,000
	Amy Gutmann	None	Over $100,000
	JoAnn Heffernan Heisen	None	Over $100,000
	André F. Perold	None	Over $100,000
	Alfred M. Rankin, Jr.	None	Over $100,000

     As of September 30, 2009, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of September 30, 2009, those listed below owned of record 5% or more of each class’s outstanding shares:

     Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of September 30, 2009, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

     The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the most recent calendar-quarter-end online at www.vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, after consultation with a Vanguard fund’s investment advisor, may withhold any portion of the fund’s complete portfolio holdings from online disclosure as previously described when deemed to be in the best interests of the fund.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

     The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

     Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Oce’ Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

     Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Non-Material Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

     An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings in Accordance with SEC Exemptive Orders

Vanguard’s Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard funds (ETF Funds) that offer a class of shares known as Vanguard ETF Shares in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.

     Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment

(the Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

     In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of an ETF Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of an ETF Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded in the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

     As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An exchange specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the exchange. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares’ market price and the ETF Shares’ underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market “discipline” that will result in a close correspondence between the price at which the ETF Shares trade and their NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.

     In addition to making PCFs available to the NSCC, as previously described, Vanguard’s Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at www.vanguard.com to all categories of persons, if (1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard’s Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard’s Fund Financial Services unit may at its sole discretion determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Fund Financial Services unit.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

     During the fiscal years ended December 31, 2006 (January 31, 2007 for the Inflation-Protected Securities Fund), 2007, and 2008, the Funds paid the following approximate amounts of Vanguard’s expenses relating to investment advisory services:

Fund	2006	2007	2008
Vanguard Total Bond Market Index Fund	$2,925,000	$3,830,000	$5,777,000
Vanguard Short-Term Bond Index Fund	441,000	463,000	727,000
Vanguard Intermediate-Term Bond Index Fund	511,000	539,000	746,000
Vanguard Long-Term Bond Index Fund	167,000	201,000	265,000
Vanguard Inflation-Protected Securities Fund	779,000	1,260,000	1,476,000

Other Accounts Managed

Kenneth E. Volpert co-manages the Total Bond Market Index, Intermediate-Term Bond Index, Long-Term Bond Index, and Inflation-Protected Securities Funds; as of December 31, 2008, the Funds collectively held assets of $93.7 billion. Mr. Volpert co-managed three other registered investment companies with total assets of $9.2 billion and co-managed ten other pooled investment vehicles with total assets of $7.1 billion, as of December 31, 2008 (none of which had advisory fees based on account performance).

     Gregory Davis manages the Short-Term Bond Index Fund; as of December 31, 2008, the Fund held assets of $9.7 billion. Mr. Davis co-manages the Total Bond Market Index and Long-Term Bond Index Funds; as of December 31, 2008, the Funds collectively held assets of $68.5 billion. Mr. Davis managed a portion of one other registered investment company with total assets of $7.4 billion and co-managed ten other pooled investment vehicles with total assets of $7.1 billion, as of December 31, 2008 (none of which had advisory fees based on account performance).

     Joshua Barrickman co-manages the Intermediate-Term Bond Index Fund; as of December 31, 2008, the Fund held assets of $7.4 billion. Mr. Barrickman co-managed one other registered investment company with total assets of $8.6 billion, as of December 31, 2008 (advisory fee not based on account performance).

     John W. Hollyer co-manages the Inflation-Protected Securities Fund; as of December 31, 2008, the Fund held assets of $16.6 billion (advisory fee not based on account performance).

Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Description of Compensation

Each Fund’s portfolio manager is a Vanguard employee. This section describes the compensation of Vanguard employees who manage Vanguard mutual funds. As of December 31, 2008, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980’s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

     In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

     A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

     A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For the Total Bond Market, Short-Term Bond, Intermediate-Term Bond, and Long-Term Bond Index Funds, the performance factor depends on how closely the portfolio manager tracks the fund’s target index over a one-year period. For the Inflation-Protected Securities Fund, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

     Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2008, Vanguard employees collectively invested more than $1.7 billion in Vanguard funds. John J. Brennan, Chairman of the Board of Vanguard and the Vanguard funds; F. William McNabb III, Chief Executive Officer and President of Vanguard and the Vanguard funds; and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

     As of December 31, 2008, Mr. Volpert owned shares of the Total Bond Market Index Fund within the $10,001–$50,000 range. As of December 31, 2008, Mr. Hollyer owned shares of the Inflation-Protected Securities Fund within the $100,001–$500,000 range. As of December 31, 2008, Mr. Volpert owned no shares of the Inflation-Protected Securities Fund. Except as noted in the previous sentences, as of December 31, 2008, the portfolio managers did not own any shares of the Bond Index Funds they managed.

Duration and Termination of Investment Advisory Agreement

Vanguard provides at-cost investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

     The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices).

     During the fiscal years ended December 31, 2006, 2007, and 2008, the Total Bond Market, Short-Term Bond, Intermediate-Term Bond, and Long-Term Bond Index Funds did not pay any brokerage commissions. During the fiscal years ended January 31, 2007, and December 31, 2007, and 2008, the Inflation-Protected Securities Fund paid $202,712, $224,236, and $904,801*, respectively, in brokerage commissions.

*Several factors can impact the frequency of a fund’s portfolio transactions. One of those factors, futures transactions, were increased during the Inflation-Protected Securities Fund’s most recent fiscal year, resulting in higher brokerage commissions for that period.

     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds’ board of trustees.

     As of December 31, 2008, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Total Bond Market Index Fund	Banc of America Securities LLC	$485,287,000
	Credit Suisse Securities (USA) LLC	349,533,000
	Deutsche Bank Securities Inc.	161,817,000
	Goldman, Sachs & Co.	342,758,000
	Greenwich Capital Markets, Inc.	86,052,000
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	355,778,000
	UBS Securities LLC	250,749,000
Vanguard Short-Term Bond Index Fund	Banc of America Securities LLC	74,911,000
	Citigroup Global Markets Inc.	88,449,000
	Credit Suisse Securities (USA) LLC	41,837,000
	Goldman, Sachs & Co.	74,695,000
	J.P. Morgan Securities Inc.	65,409,000
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	32,392,000
Vanguard Intermediate-Term Bond Index Fund	Banc of America Securities LLC	93,541,000
	Citigroup Global Markets Inc.	90,220,000
	Credit Suisse Securities (USA) LLC	41,671,000
	Goldman, Sachs & Co.	99,112,000
	J.P. Morgan Securities Inc.	70,768,000
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	89,589,000
	UBS Securities LLC	33,247,000
Vanguard Long-Term Bond Index Fund	Banc of America Securities LLC	14,444,000
	Citigroup Global Markets Inc.	29,351,000
	J.P. Morgan Securities Inc.	16,941,000
	Jefferies & Company, Inc.	1,763,000
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,856,000
Vanguard Inflation-Protected Securities Fund	—	—

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.

     The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

     For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

     The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, or if exercising the vote would result in the imposition of trading or other restrictions.

     In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I.	The Board of Directors
A.	Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

     While the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval Nominated slate results in board made up of a majority of independent directors. All members of Audit, Nominating, and Compensation committees are independent of management.

Factors Against Approval

Nominated slate results in board made up of a majority of non-independent directors.

Audit, Nominating, and/or Compensation committees include non-independent members.

Incumbent board member failed to attend at least 75% of meetings in the previous year.

Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals.

Factors For Approval

Company requires senior executives to hold a minimum amount of company stock (frequently expressed as a multiple of salary).

Company requires stock acquired through option exercise to be held for a certain period of time.

Compensation program includes performance-vesting awards, indexed options, or other performance-linked grants.

Concentration of option grants to senior executives is limited (indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

B. Bonus plans

Factors Against Approval

Total potential dilution (including all stock-based plans) exceeds 15% of shares outstanding.

Annual option grants have exceeded 2% of shares outstanding.

Plan permits repricing or replacement of options without shareholder approval.

Plan provides for the issuance of reload options.

Plan contains automatic share replenishment (evergreen) feature.

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

While executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval

Plan is relatively short-term (3-5 years).

Plan requires shareholder approval for renewal.

Plan incorporates review by a committee of independent directors at least every three years (so-called TIDE provisions).

Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%). Highly independent, non-classified board.

B. Cumulative voting

Factors Against Approval

Plan is long-term (>5 years).

Renewal of plan is automatic or does not require shareholder approval.

Ownership trigger is less than 15%.

Classified board.

Board with limited independence.

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

     Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

     The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at www.vanguard.com.

     You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s internet site, at www.vanguard.com, or the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE ETF SHARE CLASS

Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund, and Vanguard Long-Term Bond Index Fund (the ETF Funds or the Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds’ distributor (the Distributor).

     Each ETF Fund issues Creation Units in kind, in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund‘s portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.

     The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value. There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange may, but is not required to, delist a Fund’s ETF Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will also delist a Fund’s ETF Shares upon termination of the ETF Share class.

     Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

BOOK ENTRY ONLY SYSTEM

ETF Shares issued by the ETF Funds are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of DTCC’s subsidiaries, including DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

     Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Shares.

     Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of ETF Shares.

     Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the Trust upon request and for a fee a listing of the ETF Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

     The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; or payments made on account of beneficial ownership interests in such ETF Shares; or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the exchange.

PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS

The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds will not issue fractional Creation Units.

     A Business Day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     To be eligible to place orders with the Distributor and to purchase Creation Units from an ETF Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed a Participant Agreement) with the Funds’ Distributor governing the purchase and redemption of Creation Units. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.

Fund Deposit

The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of fixed income securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a Purchase Balancing Amount (described below) and a transaction fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

     The Purchase Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities. It ensures that the NAV of a Fund Deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Purchase Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Purchase Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the transaction fee, described below).

     Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each Business Day, a list of the names and number of shares of each Deposit Security to be included in the next Business Day’s Fund Deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming Fund Deposit. The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments, corporate actions, and interest payments on underlying bonds, or in response to adjustments to the weighting or composition of the component securities of the relevant target index.

     Total Bond Market ETF intends to require an investor purchasing a Creation Unit to include in the Fund Deposit, in place of all Deposit Securities that are mortgage TBA (to-be-announced) transactions, an amount of cash, to be added to the Cash Component, equal in value to the mortgage TBAs. Total Bond Market ETF reserves the right to require an investor purchasing a Creation Unit late in the day to include in the Fund Deposit, in place of all Deposit Securities that are mortgage TBA transactions, Treasury securities of equivalent value and duration, rather than cash. In addition, each ETF reserves the right to permit or require the substitution of a “cash-in-lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the systems of the DTC for corporate bonds or the Federal Reserve System for U.S. Treasury securities, or may not be eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund’s determination shall be final and binding.

Procedures For Purchasing Creation Units

To initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor prior to the closing time of the regular session of the New York Stock Exchange (“Closing Time”), which ordinarily is 4 p.m. Eastern time. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or e-mail systems were not operating properly).

     If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should place your order with the Authorized Participant sufficiently early to permit proper submission of the order by the Authorized Participant to the Distributor by Closing Time.

Placement of Purchase Orders

An Authorized Participant must deliver the cash and government securities portion of a Fund Deposit through the Federal Reserve’s Fedwire System and the corporate securities portion of a Fund Deposit through the DTC. If a Fund Deposit is incomplete on the third Business Day after the trade date (“T+3”) because of the failed delivery of one or more of the Deposit Securities, the Fund shall be entitled to cancel the purchase order. Alternatively, the Fund may issue a Creation Unit of Vanguard ETF Shares notwithstanding such deficiency in reliance on an Authorized Participant’s undertaking to deliver the missing Deposit Securities, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.

Rejection of Purchase Orders

Each of the ETF Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

  the order is not in proper form;
  the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;
  the Deposit Securities delivered are not the same (in name or amount) as disseminated through the facilities of the NSCC for that date by the Custodian, as described above;
  acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;
  acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
  acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or
  circumstances outside the control of the Funds, the Transfer Agent, the Custodian, the Distributor, and
  Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include natural disasters; public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, NSCC, Federal Reserve, or any other participant in the purchase process; and similar extraordinary events. The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser‘s behalf, of its rejection of the purchaser‘s order. The ETF Funds, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

Transaction Fee on Purchases of Creation Units

Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For Creation Units of Short-, Intermediate-, and Long Term Bond ETFs purchased with a prescribed basket, the transaction fee is a flat fee. For Creation Units of Total Bond Market ETF purchased with a Fund Deposit that includes cash in place of mortgage TBA securities, the transaction fee is a flat fee plus a variable charge, which will be disclosed to investors before they place their orders, in an amount approximately equal to the transaction costs the Fund expects to incur buying the mortgage TBAs that are part of the Fund Deposit. For Creation Units of Total Bond Market ETF purchased with a Fund Deposit that includes Treasury securities in place of mortgage TBA securities, the transaction fee will not include a variable charge. Please see the Funds’ ETF Shares prospectus for information about the current amount of each Fund’s transaction fee.

     When an ETF Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the “cash-in-lieu” portion of its investment. The amount of this charge will vary and will be determined by the Fund at its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the transaction costs, and if applicable, the estimated market impact costs of purchasing such securities.

REDEMPTION OF ETF SHARES IN CREATION UNITS

ETF Shares may be redeemed only in Creation Units; a Fund will not redeem ETF Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.

     An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Redemption Balancing Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a transaction fee (described below). If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor would pay the Redemption Balancing Amount to the ETF Fund, rather than receiving such amount from the Fund.

     Vanguard, through the NSCC, makes available after the close of each Business Day a list of the names and the number of shares of each Redemption Security to be included in the next Business Day’s redemption basket (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit typically, but not always, will be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

     Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as discussed above, or if the Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

     When satisfying redemption requests, Total Bond Market ETF intends to deliver, in lieu of each mortgage TBA transaction that is a Redemption Security, cash in an amount equal to the price of the TBA. Total Bond Market ETF reserves the right to deliver to a shareholder redeeming a Creation Unit late in the day, in place of all Redemption Securities that are Mortgage TBAs, Treasury securities of equivalent value and duration, rather than cash.

Transaction Fees on Redemptions of Creation Units

Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For each Fund, the transaction fee on Creation Unit redemptions is a flat fee, regardless of the number of units redeemed. For Creation Unit redemptions, unlike purchases, the Total Bond Market ETF does not assess a variable charge above the standard flat fee, nor do any of the Funds impose an additional charge on investors who receive cash in lieu of one or more Redemption Securities. Please see the Funds’ ETF Shares prospectus for information about the current amount of each Fund’s transaction fee.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor prior to Closing Time in order to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or e-mail systems were not operating properly).

     If on T+3 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the Fund shall be entitled to cancel the redemption order. Alternatively, the Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash, notwithstanding such deficiency, in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.

Suspension of Redemption Rights

The right of redemption may be suspended or the date of payment postponed with respect to any ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of a Fund’s ETF Shares or determination of the ETF Shares’ NAV is not reasonably practical; or (4) in such other circumstances as the SEC permits.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2008, appearing in the Funds’ 2008 Annual report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

DESCRIPTION OF BOND RATINGS

The following are excerpts from Moody’s Investors Service, Inc.’s description of its four highest bond ratings:

Aaa—Judged to be of the best quality. They carry the smallest degree of investment risk.

     Aa—Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

A—Possess many favorable investment attributes and are to be considered as “upper-medium-grade obligations.”

     Baa—Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

The following are excerpts from Standard & Poor’s description of its four highest bond ratings:

AAA—Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

     AA—Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

     A—Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB—Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

     Standard & Poor’s applies indicators “+”, or “–”, or no character, to its rating categories. The indicators show relative standing within the major rating categories.

“FTSE®” and “FTSE4Good™” are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World Index, FTSE All-World ex US Index, and FTSE High Dividend Yield Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P®, S&P 500®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

SAI084 112009

Institutional Total Bond Market Index Fund

Financial Statements

Statement of Net Assets

As of December 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (72.6%)
U.S. Government Securities (24.8%)
U.S. Treasury Bond	13.250%	5/15/14	750	784
U.S. Treasury Bond	10.625%	8/15/15	360	545
U.S. Treasury Bond	9.875%	11/15/15	15,175	22,630
U.S. Treasury Bond	9.250%	2/15/16	185	270
U.S. Treasury Bond	7.500%	11/15/16	3,375	4,614
U.S. Treasury Bond	8.750%	5/15/17	23,850	35,149
U.S. Treasury Bond	8.875%	8/15/17	74,080	110,472
U.S. Treasury Bond	9.125%	5/15/18	1,500	2,323
U.S. Treasury Bond	9.000%	11/15/18	25	39
U.S. Treasury Bond	8.875%	2/15/19	10,375	15,976
U.S. Treasury Bond	8.125%	8/15/19	80	118
U.S. Treasury Bond	8.750%	5/15/20	2,315	3,608
U.S. Treasury Bond	8.750%	8/15/20	29,600	46,287
U.S. Treasury Bond	7.875%	2/15/21	20,880	31,079
U.S. Treasury Bond	8.125%	5/15/21	110	167
U.S. Treasury Bond	8.125%	8/15/21	28,950	44,126
U.S. Treasury Bond	8.000%	11/15/21	1,430	2,173
U.S. Treasury Bond	7.250%	8/15/22	7,770	11,327
U.S. Treasury Bond	7.625%	11/15/22	220	332
U.S. Treasury Bond	7.125%	2/15/23	2,075	3,016
U.S. Treasury Bond	6.250%	8/15/23	9,770	13,357
U.S. Treasury Bond	6.875%	8/15/25	50	76
U.S. Treasury Bond	6.000%	2/15/26	22,350	31,192
U.S. Treasury Bond	6.750%	8/15/26	16,905	25,537
U.S. Treasury Bond	6.500%	11/15/26	50	74
U.S. Treasury Bond	6.625%	2/15/27	16,655	24,944
U.S. Treasury Bond	6.375%	8/15/27	3,650	5,350
U.S. Treasury Bond	5.500%	8/15/28	20,500	27,758
U.S. Treasury Bond	5.250%	11/15/28	2,750	3,636
U.S. Treasury Bond	5.250%	2/15/29	675	896
U.S. Treasury Bond	6.125%	8/15/29	5,210	7,660
U.S. Treasury Bond	6.250%	5/15/30	4,080	6,146
U.S. Treasury Bond	5.375%	2/15/31	335	461
U.S. Treasury Bond	4.500%	2/15/36	6,125	8,158
U.S. Treasury Bond	4.750%	2/15/37	925	1,292
U.S. Treasury Bond	5.000%	5/15/37	680	988
U.S. Treasury Bond	4.375%	2/15/38	37,325	50,144
U.S. Treasury Bond	4.500%	5/15/38	16,875	23,087
U.S. Treasury Inflation-Indexed Note	3.500%	1/15/11	13,850	16,908

9

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury Inflation-Indexed Note	2.375%	4/15/11	13,225	14,105
U.S. Treasury Note	4.000%	9/30/09	1,000	1,027
U.S. Treasury Note	3.625%	10/31/09	2,600	2,669
U.S. Treasury Note	4.625%	11/15/09	5,375	5,570
U.S. Treasury Note	3.125%	11/30/09	24,900	25,522
U.S. Treasury Note	3.250%	12/31/09	7,675	7,893
U.S. Treasury Note	2.125%	1/31/10	1,375	1,400
U.S. Treasury Note	3.500%	2/15/10	950	984
U.S. Treasury Note	6.500%	2/15/10	54,620	58,256
U.S. Treasury Note	2.000%	2/28/10	375	382
U.S. Treasury Note	1.750%	3/31/10	5,150	5,235
U.S. Treasury Note	2.625%	5/31/10	16,975	17,487
U.S. Treasury Note	2.875%	6/30/10	97,350	100,819
U.S. Treasury Note	4.125%	8/15/10	4,365	4,623
U.S. Treasury Note	5.750%	8/15/10	3,900	4,235
U.S. Treasury Note	2.375%	8/31/10	69,150	71,246
U.S. Treasury Note	2.000%	9/30/10	1,200	1,230
U.S. Treasury Note	1.500%	10/31/10	58,475	59,343
U.S. Treasury Note	1.250%	11/30/10	52,525	53,091
U.S. Treasury Note	4.375%	12/15/10	320	344
U.S. Treasury Note	0.875%	12/31/10	69,220	69,372
U.S. Treasury Note	5.000%	2/15/11	3,050	3,335
U.S. Treasury Note	4.750%	3/31/11	175	191
U.S. Treasury Note	4.875%	7/31/11	2,825	3,119
U.S. Treasury Note	4.500%	9/30/11	11,890	13,046
U.S. Treasury Note	1.750%	11/15/11	84,265	86,147
U.S. Treasury Note	4.500%	11/30/11	8,250	9,084
U.S. Treasury Note	4.625%	12/31/11	8,950	9,908
U.S. Treasury Note	4.500%	3/31/12	62,125	68,677
U.S. Treasury Note	4.500%	4/30/12	17,400	19,279
U.S. Treasury Note	4.750%	5/31/12	4,800	5,375
U.S. Treasury Note	4.875%	6/30/12	5,050	5,677
U.S. Treasury Note	4.625%	7/31/12	900	1,009
U.S. Treasury Note	4.375%	8/15/12	40	45
U.S. Treasury Note	4.125%	8/31/12	460	509
U.S. Treasury Note	4.250%	9/30/12	1,375	1,535
U.S. Treasury Note	3.875%	10/31/12	25,575	28,308
U.S. Treasury Note	3.375%	11/30/12	2,600	2,833
U.S. Treasury Note	3.500%	5/31/13	350	383
U.S. Treasury Note	3.375%	6/30/13	9,875	10,765
U.S. Treasury Note	3.375%	7/31/13	2,850	3,113
U.S. Treasury Note	3.125%	8/31/13	46,325	49,937
U.S. Treasury Note	2.750%	10/31/13	146,320	155,557
U.S. Treasury Note	2.000%	11/30/13	800	821
U.S. Treasury Note	1.500%	12/31/13	21,525	21,471
U.S. Treasury Note	4.250%	8/15/14	175	201
U.S. Treasury Note	4.000%	2/15/15	5,890	6,711
U.S. Treasury Note	4.125%	5/15/15	117,025	134,214
U.S. Treasury Note	5.125%	5/15/16	475	575
U.S. Treasury Note	4.625%	2/15/17	175	207
U.S. Treasury Note	4.500%	5/15/17	350	411
U.S. Treasury Note	4.750%	8/15/17	26,675	31,952
U.S. Treasury Note	4.250%	11/15/17	1,000	1,168
U.S. Treasury Note	4.000%	8/15/18	24,920	28,837
U.S. Treasury Note	3.750%	11/15/18	42,700	48,431
				1,840,363

10

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Agency Bonds and Notes (7.9%)
Agency for International Development–Egypt
(U.S. Government Guaranteed)	4.450%	9/15/15	800	875
1 Federal Farm Credit Bank	5.250%	9/13/10	825	878
1 Federal Farm Credit Bank	3.750%	12/6/10	725	757
1 Federal Farm Credit Bank	2.625%	4/21/11	1,925	1,969
1 Federal Farm Credit Bank	5.375%	7/18/11	2,550	2,777
1 Federal Farm Credit Bank	3.875%	8/25/11	1,850	1,938
1 Federal Farm Credit Bank	4.500%	10/17/12	3,000	3,261
1 Federal Farm Credit Bank	3.875%	10/7/13	1,300	1,374
1 Federal Farm Credit Bank	4.875%	12/16/15	800	888
1 Federal Farm Credit Bank	5.125%	8/25/16	2,225	2,525
1 Federal Farm Credit Bank	4.875%	1/17/17	1,150	1,276
1 Federal Home Loan Bank	3.750%	1/8/10	200	205
1 Federal Home Loan Bank	3.875%	1/15/10	11,700	12,038
1 Federal Home Loan Bank	2.750%	3/12/10	1,950	1,987
1 Federal Home Loan Bank	4.375%	3/17/10	3,000	3,119
1 Federal Home Loan Bank	4.875%	5/14/10	20,775	21,805
1 Federal Home Loan Bank	7.625%	5/14/10	6,125	6,648
1 Federal Home Loan Bank	2.750%	6/18/10	1,850	1,889
1 Federal Home Loan Bank	3.500%	7/16/10	3,650	3,776
1 Federal Home Loan Bank	3.375%	10/20/10	3,575	3,709
1 Federal Home Loan Bank	4.750%	12/10/10	775	823
1 Federal Home Loan Bank	3.625%	12/17/10	1,550	1,617
1 Federal Home Loan Bank	2.625%	3/11/11	10,000	10,219
1 Federal Home Loan Bank	3.125%	6/10/11	2,725	2,821
1 Federal Home Loan Bank	5.375%	8/19/11	22,575	24,713
1 Federal Home Loan Bank	3.750%	9/9/11	700	736
1 Federal Home Loan Bank	3.625%	9/16/11	1,375	1,447
1 Federal Home Loan Bank	4.625%	10/10/12	2,700	2,956
1 Federal Home Loan Bank	3.375%	2/27/13	750	783
1 Federal Home Loan Bank	3.625%	5/29/13	150	158
1 Federal Home Loan Bank	5.375%	6/14/13	1,000	1,120
1 Federal Home Loan Bank	5.125%	8/14/13	8,400	9,370
1 Federal Home Loan Bank	4.000%	9/6/13	2,075	2,213
1 Federal Home Loan Bank	4.500%	9/16/13	5,550	6,055
1 Federal Home Loan Bank	3.625%	10/18/13	2,900	3,049
1 Federal Home Loan Bank	5.500%	8/13/14	6,625	7,584
1 Federal Home Loan Bank	5.375%	5/18/16	13,575	15,489
1 Federal Home Loan Bank	5.625%	6/13/16	350	373
1 Federal Home Loan Bank	5.125%	10/19/16	425	478
1 Federal Home Loan Bank	4.750%	12/16/16	3,075	3,403
1 Federal Home Loan Bank	4.875%	5/17/17	650	730
1 Federal Home Loan Bank	5.000%	11/17/17	750	854
1 Federal Home Loan Bank	5.250%	12/11/20	2,700	3,150
1 Federal Home Loan Bank	5.625%	6/11/21	175	207
1 Federal Home Loan Bank	5.500%	7/15/36	3,000	3,853
1 Federal Home Loan Mortgage Corp.	7.000%	3/15/10	4,500	4,817
1 Federal Home Loan Mortgage Corp.	2.875%	4/30/10	3,000	3,071
1 Federal Home Loan Mortgage Corp.	2.875%	6/28/10	1,475	1,511
1 Federal Home Loan Mortgage Corp.	4.125%	7/12/10	23,214	24,216
1 Federal Home Loan Mortgage Corp.	3.250%	7/16/10	1,475	1,520
1 Federal Home Loan Mortgage Corp.	6.875%	9/15/10	2,691	2,942
1 Federal Home Loan Mortgage Corp.	5.000%	10/18/10	1,175	1,249
1 Federal Home Loan Mortgage Corp.	3.125%	10/25/10	2,325	2,406
1 Federal Home Loan Mortgage Corp.	4.750%	1/18/11	3,350	3,574

11

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Federal Home Loan Mortgage Corp.	3.250%	2/25/11	2,500	2,593
1 Federal Home Loan Mortgage Corp.	6.000%	6/15/11	11,320	12,541
1 Federal Home Loan Mortgage Corp.	3.875%	6/29/11	360	381
1 Federal Home Loan Mortgage Corp.	5.250%	7/18/11	13,000	14,158
1 Federal Home Loan Mortgage Corp.	5.750%	1/15/12	13,000	14,511
1 Federal Home Loan Mortgage Corp.	5.500%	8/20/12	5,000	5,627
1 Federal Home Loan Mortgage Corp.	4.625%	10/25/12	3,475	3,808
1 Federal Home Loan Mortgage Corp.	4.125%	12/21/12	2,450	2,645
1 Federal Home Loan Mortgage Corp.	4.500%	1/15/13	1,975	2,153
1 Federal Home Loan Mortgage Corp.	3.750%	6/28/13	8,000	8,498
1 Federal Home Loan Mortgage Corp.	4.500%	7/15/13	950	1,039
1 Federal Home Loan Mortgage Corp.	4.875%	11/15/13	10,350	11,509
1 Federal Home Loan Mortgage Corp.	5.000%	7/15/14	10,650	11,964
1 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	6,200	6,810
1 Federal Home Loan Mortgage Corp.	5.050%	1/26/15	1,300	1,458
1 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	2,000	2,278
1 Federal Home Loan Mortgage Corp.	5.125%	10/18/16	2,000	2,277
1 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,687
1 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	5,000	5,896
1 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	3,100	3,557
1 Federal Home Loan Mortgage Corp.	5.000%	12/14/18	3,159	3,089
1 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,000	1,433
1 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	4,989	7,298
1 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	227	321
1 Federal National Mortgage Assn.	7.250%	1/15/10	5,105	5,422
1 Federal National Mortgage Assn.	3.250%	2/10/10	2,950	3,022
1 Federal National Mortgage Assn.	3.875%	2/15/10	10,800	11,152
1 Federal National Mortgage Assn.	4.750%	3/12/10	19,200	20,028
1 Federal National Mortgage Assn.	4.125%	5/15/10	1,000	1,040
1 Federal National Mortgage Assn.	3.000%	7/12/10	3,750	3,853
1 Federal National Mortgage Assn.	4.250%	8/15/10	8,000	8,379
1 Federal National Mortgage Assn.	2.875%	10/12/10	2,150	2,213
1 Federal National Mortgage Assn.	6.625%	11/15/10	900	988
1 Federal National Mortgage Assn.	4.750%	12/15/10	1,075	1,144
1 Federal National Mortgage Assn.	6.250%	2/1/11	460	485
1 Federal National Mortgage Assn.	2.750%	4/11/11	40,000	41,119
1 Federal National Mortgage Assn.	5.125%	4/15/11	3,175	3,431
1 Federal National Mortgage Assn.	6.000%	5/15/11	5,000	5,513
1 Federal National Mortgage Assn.	5.000%	10/15/11	1,850	2,014
1 Federal National Mortgage Assn.	4.875%	5/18/12	4,145	4,545
1 Federal National Mortgage Assn.	5.250%	8/1/12	740	759
1 Federal National Mortgage Assn.	4.375%	9/15/12	1,050	1,140
1 Federal National Mortgage Assn.	3.625%	2/12/13	3,000	3,173
1 Federal National Mortgage Assn.	4.750%	2/21/13	500	545
1 Federal National Mortgage Assn.	4.375%	3/15/13	1,450	1,574
1 Federal National Mortgage Assn.	4.625%	5/1/13	4,475	4,560
1 Federal National Mortgage Assn.	3.875%	7/12/13	10,750	11,473
1 Federal National Mortgage Assn.	4.625%	10/15/13	10,650	11,724
1 Federal National Mortgage Assn.	2.875%	12/11/13	1,300	1,331
1 Federal National Mortgage Assn.	5.125%	1/2/14	550	557
1 Federal National Mortgage Assn.	5.000%	4/15/15	2,000	2,253
1 Federal National Mortgage Assn.	5.375%	7/15/16	5,000	5,760
1 Federal National Mortgage Assn.	5.250%	9/15/16	6,725	7,700
1 Federal National Mortgage Assn.	4.875%	12/15/16	4,700	5,271
1 Federal National Mortgage Assn.	5.000%	2/13/17	14,700	16,682
1 Federal National Mortgage Assn.	5.375%	6/12/17	5,000	5,849

12

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal National Mortgage Assn.	7.125%	1/15/30	2,100	3,137
1	Federal National Mortgage Assn.	7.250%	5/15/30	8,700	13,283
1	Federal National Mortgage Assn.	5.625%	7/15/37	800	1,021
1	Financing Corp.	9.800%	4/6/18	950	1,448
	State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	450	548
	State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	350	427
	State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	2,275	2,786
1	Tennessee Valley Auth.	5.625%	1/18/11	4,000	4,332
1	Tennessee Valley Auth.	5.500%	7/18/17	3,700	4,294
1	Tennessee Valley Auth.	4.500%	4/1/18	775	855
1	Tennessee Valley Auth.	6.750%	11/1/25	225	312
1	Tennessee Valley Auth.	7.125%	5/1/30	3,375	4,922
1	Tennessee Valley Auth.	4.650%	6/15/35	850	941
1	Tennessee Valley Auth.	5.500%	6/15/38	375	471
1	Tennessee Valley Auth.	4.875%	1/15/48	300	351
1	Tennessee Valley Auth.	5.375%	4/1/56	1,575	2,024
					590,583
Conventional Mortgage-Backed Securities (36.7%)
1,2	Federal Home Loan Mortgage Corp.	4.000%	3/1/09–12/1/20	16,779	17,085
1,2	Federal Home Loan Mortgage Corp.	4.500%	9/1/09–10/1/35	84,812	87,074
1,2	Federal Home Loan Mortgage Corp.	5.000%	7/1/09–9/1/38	255,670	261,886
1,2	Federal Home Loan Mortgage Corp.	5.500%	6/1/09–11/1/38	324,362	332,634
1,2	Federal Home Loan Mortgage Corp.	6.000%	4/1/13–1/1/38	204,983	211,713
1,2	Federal Home Loan Mortgage Corp.	6.500%	1/1/13–9/1/38	56,624	58,951
1,2	Federal Home Loan Mortgage Corp.	7.000%	2/1/11–9/1/36	13,498	14,133
1,2	Federal Home Loan Mortgage Corp.	7.500%	10/1/12–2/1/32	416	436
1,2	Federal Home Loan Mortgage Corp.	8.000%	6/1/12–11/1/31	251	266
1,2	Federal Home Loan Mortgage Corp.	8.500%	6/1/25–5/1/30	147	158
1,2	Federal Home Loan Mortgage Corp.	9.000%	2/1/25–9/1/30	9	9
1,2	Federal National Mortgage Assn.	4.000%	9/1/10–6/1/19	15,168	15,472
1,2	Federal National Mortgage Assn.	4.500%	6/1/10–6/1/38	95,429	97,999
1,2	Federal National Mortgage Assn.	5.000%	9/1/09–2/1/37	343,046	352,018
1,2	Federal National Mortgage Assn.	5.500%	5/1/09–6/1/38	464,044	477,308
1,2	Federal National Mortgage Assn.	6.000%	3/1/09–10/1/38	315,161	325,347
1,2	Federal National Mortgage Assn.	6.500%	1/1/12–5/1/38	100,878	105,000
1,2	Federal National Mortgage Assn.	7.000%	7/1/14–11/1/38	25,925	27,093
1,2	Federal National Mortgage Assn.	7.500%	11/1/11–4/1/32	1,167	1,232
1,2	Federal National Mortgage Assn.	8.000%	12/1/29–6/1/31	133	139
1,2	Federal National Mortgage Assn.	8.500%	4/1/30–4/1/31	49	54
1,2	Federal National Mortgage Assn.	9.000%	8/1/30	2	3
1,2	Federal National Mortgage Assn.	9.500%	11/1/25	5	6
2	Government National Mortgage Assn.	4.000%	9/15/18	110	113
2	Government National Mortgage Assn.	4.500%	8/15/18–3/15/36	5,903	6,059
2	Government National Mortgage Assn.	5.000%	2/15/18–1/1/39	49,852	51,243
2	Government National Mortgage Assn.	5.500%	2/15/17–1/1/39	124,192	128,067
2	Government National Mortgage Assn.	6.000%	9/15/13–12/15/38	108,970	112,467
2	Government National Mortgage Assn.	6.500%	5/15/13–10/15/38	37,449	38,903
2	Government National Mortgage Assn.	7.000%	10/15/10–9/15/36	5,163	5,400
2	Government National Mortgage Assn.	7.500%	5/15/23–10/15/31	357	379
2	Government National Mortgage Assn.	8.000%	7/15/25–11/15/30	338	360
2	Government National Mortgage Assn.	8.500%	12/15/24–7/15/30	19	19
2	Government National Mortgage Assn.	9.000%	5/15/25–8/15/30	11	12
2	Government National Mortgage Assn.	9.500%	11/15/17	9	10
					2,729,048

13

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (3.2%)
1,2	Federal Home Loan Mortgage Corp.	4.379%	1/1/35	131	132
1,2	Federal Home Loan Mortgage Corp.	4.381%	12/1/34	1,105	1,095
1,2	Federal Home Loan Mortgage Corp.	4.580%	9/1/34	563	554
1,2	Federal Home Loan Mortgage Corp.	4.596%	11/1/34	2,078	2,087
1,2	Federal Home Loan Mortgage Corp.	4.599%	4/1/35	2,361	2,370
1,2	Federal Home Loan Mortgage Corp.	4.630%	12/1/35	2,456	2,467
1,2	Federal Home Loan Mortgage Corp.	4.653%	7/1/35	942	946
1,2	Federal Home Loan Mortgage Corp.	4.676%	12/1/34	1,049	1,056
1,2	Federal Home Loan Mortgage Corp.	4.796%	7/1/35	3,598	3,626
1,2	Federal Home Loan Mortgage Corp.	4.804%	3/1/36	1,291	1,302
1,2	Federal Home Loan Mortgage Corp.	4.999%	5/1/35	1,200	1,214
1,2	Federal Home Loan Mortgage Corp.	5.239%	3/1/37	1,160	1,174
1,2	Federal Home Loan Mortgage Corp.	5.262%	3/1/36	2,500	2,538
1,2	Federal Home Loan Mortgage Corp.	5.276%	12/1/36	779	785
1,2	Federal Home Loan Mortgage Corp.	5.327%	12/1/35	2,378	2,420
1,2	Federal Home Loan Mortgage Corp.	5.423%	3/1/37	1,373	1,398
1,2	Federal Home Loan Mortgage Corp.	5.431%	4/1/37	3,067	3,122
1,2	Federal Home Loan Mortgage Corp.	5.485%	2/1/36	1,094	1,114
1,2	Federal Home Loan Mortgage Corp.	5.565%	1/1/37	1,276	1,284
1,2	Federal Home Loan Mortgage Corp.	5.568%	6/1/37	2,847	2,893
1,2	Federal Home Loan Mortgage Corp.	5.576%	5/1/36	3,081	3,139
1,2	Federal Home Loan Mortgage Corp.	5.599%	4/1/37	2,253	2,301
1,2	Federal Home Loan Mortgage Corp.	5.676%	12/1/36	3,150	3,214
1,2	Federal Home Loan Mortgage Corp.	5.689%	3/1/37	4,161	4,248
1,2	Federal Home Loan Mortgage Corp.	5.703%	9/1/36	7,392	7,559
1,2	Federal Home Loan Mortgage Corp.	5.716%	11/1/36	1,104	1,129
1,2	Federal Home Loan Mortgage Corp.	5.770%	5/1/36	1,259	1,290
1,2	Federal Home Loan Mortgage Corp.	5.785%	3/1/37	972	996
1,2	Federal Home Loan Mortgage Corp.	5.828%	4/1/37	4,858	4,968
1,2	Federal Home Loan Mortgage Corp.	5.830%	6/1/37	1,146	1,175
1,2	Federal Home Loan Mortgage Corp.	5.857%	3/1/37	691	709
1,2	Federal Home Loan Mortgage Corp.	5.874%	12/1/36	1,928	1,976
1,2	Federal Home Loan Mortgage Corp.	5.881%	5/1/37	3,601	3,683
1,2	Federal Home Loan Mortgage Corp.	5.967%	10/1/37	985	1,013
1,2	Federal Home Loan Mortgage Corp.	6.091%	8/1/37	1,278	1,313
1,2	Federal Home Loan Mortgage Corp.	6.128%	8/1/37	858	881
1,2	Federal Home Loan Mortgage Corp.	6.511%	2/1/37	3,020	3,135
1,2	Federal National Mortgage Assn.	4.008%	7/1/35	4,762	4,720
1,2	Federal National Mortgage Assn.	4.135%	5/1/34	1,958	1,955
1,2	Federal National Mortgage Assn.	4.417%	8/1/35	4,027	4,037
1,2	Federal National Mortgage Assn.	4.425%	7/1/35	567	569
1,2	Federal National Mortgage Assn.	4.574%	1/1/35	1,147	1,147
1,2	Federal National Mortgage Assn.	4.579%	11/1/34	4,408	4,412
1,2	Federal National Mortgage Assn.	4.582%	12/1/34	1,486	1,474
1,2	Federal National Mortgage Assn.	4.618%	8/1/35	1,646	1,653
1,2	Federal National Mortgage Assn.	4.621%	10/1/36	3,769	3,791
1,2	Federal National Mortgage Assn.	4.629%	11/1/33	608	611
1,2	Federal National Mortgage Assn.	4.633%	9/1/34	902	906
1,2	Federal National Mortgage Assn.	4.677%	10/1/34	1,953	1,938
1,2	Federal National Mortgage Assn.	4.691%	11/1/34	805	795
1,2	Federal National Mortgage Assn.	4.725%	8/1/35	950	950
1,2	Federal National Mortgage Assn.	4.740%	9/1/34	823	828
1,2	Federal National Mortgage Assn.	4.751%	6/1/34	1,626	1,639
1,2	Federal National Mortgage Assn.	4.756%	10/1/34	2,515	2,505
1,2	Federal National Mortgage Assn.	4.769%	5/1/35	6,231	6,315

14

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Federal National Mortgage Assn.	4.771%	4/1/36	4,199	4,275
1,2	Federal National Mortgage Assn.	4.794%	9/1/35	1,834	1,849
1,2	Federal National Mortgage Assn.	4.818%	12/1/35	1,605	1,618
1,2	Federal National Mortgage Assn.	4.835%	4/1/37	2,856	2,889
1,2	Federal National Mortgage Assn.	4.850%	11/1/35	1,999	2,016
1,2	Federal National Mortgage Assn.	4.865%	7/1/35	2,242	2,262
1,2	Federal National Mortgage Assn.	4.937%	7/1/35	1,179	1,190
1,2	Federal National Mortgage Assn.	4.965%	11/1/33	549	555
1,2	Federal National Mortgage Assn.	4.968%	10/1/35	2,867	2,898
1,2	Federal National Mortgage Assn.	4.981%	5/1/37	5,227	5,287
1,2	Federal National Mortgage Assn.	5.026%	12/1/33	782	791
1,2	Federal National Mortgage Assn.	5.030%	8/1/37	8,746	8,857
1,2	Federal National Mortgage Assn.	5.049%	11/1/35	3,579	3,621
1,2	Federal National Mortgage Assn.	5.059%	2/1/36	508	514
1,2	Federal National Mortgage Assn.	5.074%	12/1/35	4,304	4,356
1,2	Federal National Mortgage Assn.	5.108%	1/1/36	1,928	1,952
1,2	Federal National Mortgage Assn.	5.129%	12/1/35	4,038	4,089
1,2	Federal National Mortgage Assn.	5.171%	8/1/38	198	200
1,2	Federal National Mortgage Assn.	5.254%	3/1/37	2,031	2,065
1,2	Federal National Mortgage Assn.	5.317%	7/1/38	311	316
1,2	Federal National Mortgage Assn.	5.322%	12/1/35	2,068	2,104
1,2	Federal National Mortgage Assn.	5.456%	2/1/36	2,454	2,494
1,2	Federal National Mortgage Assn.	5.470%	5/1/37	1,575	1,601
1,2	Federal National Mortgage Assn.	5.575%	1/1/37	2,109	2,150
1,2	Federal National Mortgage Assn.	5.593%	7/1/36	1,018	1,037
1,2	Federal National Mortgage Assn.	5.627%	3/1/37	1,912	1,951
1,2	Federal National Mortgage Assn.	5.658%	6/1/36	724	737
1,2	Federal National Mortgage Assn.	5.676%	3/1/37	9,235	9,432
1,2	Federal National Mortgage Assn.	5.687%	2/1/37	1,592	1,627
1,2	Federal National Mortgage Assn.	5.695%	2/1/37	4,234	4,322
1,2	Federal National Mortgage Assn.	5.728%	3/1/37	7,946	8,119
1,2	Federal National Mortgage Assn.	5.741%	12/1/36	9,194	9,386
1,2	Federal National Mortgage Assn.	5.756%	4/1/36	2,109	2,152
1,2	Federal National Mortgage Assn.	5.777%	1/1/36	1,101	1,116
1,2	Federal National Mortgage Assn.	5.780%	4/1/37	11,688	11,949
1,2	Federal National Mortgage Assn.	5.799%	4/1/37	2,857	2,917
1,2	Federal National Mortgage Assn.	5.822%	6/1/37	1,725	1,765
1,2	Federal National Mortgage Assn.	5.888%	9/1/36	998	1,021
1,2	Federal National Mortgage Assn.	5.947%	11/1/36	1,353	1,389
1,2	Federal National Mortgage Assn.	6.055%	8/1/37	1,065	1,095
1,2	Federal National Mortgage Assn.	6.130%	6/1/36	230	237
1,2	Federal National Mortgage Assn.	6.611%	9/1/37	1,453	1,504
					238,256
Total U.S. Government and Agency Obligations (Cost $5,132,060)					5,398,250
Corporate Bonds (22.3%)
Asset-Backed/Commercial Mortgage-Backed Securities (4.3%)
2	Banc of America Commercial Mortgage, Inc.	6.503%	4/15/36	3,285	3,019
2	Banc of America Commercial Mortgage, Inc.	4.050%	11/10/38	550	514
2	Banc of America Commercial Mortgage, Inc.	4.153%	11/10/38	650	562
2,3	Banc of America Commercial Mortgage, Inc.	5.319%	6/10/39	4,067	3,471
2	Banc of America Commercial Mortgage, Inc.	4.877%	7/10/42	5,200	4,123
2	Banc of America Commercial Mortgage, Inc.	5.372%	9/10/45	3,635	2,770
2	Banc of America Commercial Mortgage, Inc.	5.115%	10/10/45	2,000	1,550
2,3	Banc of America Commercial Mortgage, Inc.	5.120%	10/10/45	2,000	1,760
2	Banc of America Commercial Mortgage, Inc.	5.634%	7/10/46	2,925	2,281

15

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Banc of America Commercial Mortgage, Inc.	5.414%	9/10/47	1,825	1,406
2,3	Banc of America Commercial Mortgage, Inc.	6.158%	2/10/51	4,075	3,046
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	2,680	2,383
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.463%	4/12/38	1,577	1,215
2,3	Bear Stearns Commercial Mortgage Securities, Inc.	5.464%	4/12/38	450	240
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.830%	8/15/38	300	265
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.456%	3/11/39	3,860	2,969
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.680%	8/13/39	580	470
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.740%	3/13/40	480	395
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.660%	6/11/40	7,400	5,729
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.521%	11/11/41	625	525
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.742%	9/11/42	2,250	1,553
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.793%	9/11/42	800	651
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.127%	10/12/42	1,300	1,222
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.151%	10/12/42	1,340	1,047
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	1,625	1,200
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.694%	6/11/50	6,225	4,292
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.700%	6/11/50	1,150	789
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.915%	6/11/50	900	382
2	Capital Auto Receivables Asset Trust	4.680%	10/15/12	2,625	2,437
2,3	Capital One Master Trust	1.395%	11/15/11	14,000	13,266
2	Capital One Multi-Asset Execution Trust	5.300%	2/18/14	1,000	924
2	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	6,170	4,671
2	Capital One Multi-Asset Execution Trust	5.750%	7/15/20	475	373
2,3	Capital One Prime Auto Receivables Trust	1.215%	4/15/11	4,353	4,235
2	CDC Commercial Mortgage Trust	5.676%	11/15/30	1,350	1,225
2	Chase Issuance Trust	4.650%	12/17/12	1,300	1,255
2	Chase Issuance Trust	4.650%	3/15/15	5,250	4,738
2	Chase Issuance Trust	5.400%	7/15/15	1,000	919
2	Citibank Credit Card Issuance Trust	4.150%	7/7/17	500	397
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	400	332
2	Citibank Credit Card Master Trust	5.875%	3/10/11	1,750	1,745
2	Citigroup Commercial Mortgage Trust	4.623%	10/15/41	500	340
2,3	Citigroup Commercial Mortgage Trust	5.724%	3/15/49	2,200	1,750
2,3	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	1,425	996
2,3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.225%	7/15/44	1,175	677
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.225%	7/15/44	7,115	5,578
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	2,940	2,053
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	5,475	4,142
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	2,925	2,008
2,4	Commercial Mortgage Lease-Backed Certificates	6.746%	6/20/31	794	832
2	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	2,576	2,005
2	Commercial Mortgage Pass-Through Certificates	5.767%	6/10/46	3,865	3,076
2	Commercial Mortgage Pass-Through Certificates	5.248%	12/10/46	400	362
2,3	Commercial Mortgage Pass-Through Certificates	5.816%	12/10/49	3,700	2,600
2	Countrywide Home Loans	4.783%	5/25/33	196	183
2,3	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	1,200	756
2	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	1,825	1,446

16

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	85	51
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	6,200	4,823
2	Credit Suisse Mortgage Capital Certificates	5.826%	6/15/38	3,025	2,414
2	Credit Suisse Mortgage Capital Certificates	5.551%	2/15/39	8,500	6,549
2,3	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	4,650	3,258
2	Credit Suisse Mortgage Capital Certificates	5.311%	12/15/39	1,000	755
2	Credit Suisse Mortgage Capital Certificates	5.383%	2/15/40	1,000	689
2,3	CWCapital Cobalt	5.820%	5/15/46	4,050	2,844
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	487	486
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	795	794
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	2,500	2,179
2	Discover Card Master Trust	5.650%	12/15/15	3,475	2,972
2	Discover Card Master Trust	5.650%	3/16/20	300	223
2,3	First Union National Bank
	Commercial Mortgage Trust	6.618%	10/15/35	1,200	1,110
2	Ford Credit Auto Owner Trust	4.370%	10/15/12	2,500	1,757
2	GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	302	287
2,3	GE Capital Commercial Mortgage Corp.	5.338%	3/10/44	4,550	3,470
2	GE Capital Credit Card Master Note Trust	5.080%	9/15/12	6,600	6,374
2	GMAC Commercial Mortgage Securities, Inc.	7.455%	8/16/33	560	532
2	GMAC Commercial Mortgage Securities, Inc.	4.908%	3/10/38	200	160
2	GMAC Commercial Mortgage Securities, Inc.	4.646%	4/10/40	595	531
2	GMAC Commercial Mortgage Securities, Inc.	4.864%	12/10/41	700	555
2	Greenwich Capital Commercial Funding Corp.	4.948%	1/11/35	1,050	890
2	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	1,950	1,664
2	Greenwich Capital Commercial Funding Corp.	5.117%	4/10/37	775	727
2	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	3,550	2,772
2	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	1,350	1,036
2	GS Mortgage Securities Corp. II	5.506%	4/10/38	2,100	1,973
2,3	GS Mortgage Securities Corp. II	5.553%	4/10/38	700	539
2	GS Mortgage Securities Corp. II	5.396%	8/10/38	3,625	2,948
2	GS Mortgage Securities Corp. II	5.799%	8/10/45	1,775	1,253
2	Harley-Davidson Motorcycle Trust	3.200%	5/15/12	183	177
2	Harley-Davidson Motorcycle Trust	5.210%	6/17/13	6,440	6,077
2	Honda Auto Receivables Owner Trust	5.300%	7/21/10	107	107
2	Honda Auto Receivables Owner Trust	5.120%	10/15/10	2,948	2,927
2	Honda Auto Receivables Owner Trust	4.880%	9/18/14	1,200	1,116
2	JPMorgan Chase Commercial Mortgage Securities	6.260%	3/15/33	511	485
2	JPMorgan Chase Commercial Mortgage Securities	5.050%	12/12/34	600	508
2,3	JPMorgan Chase Commercial Mortgage Securities	4.948%	9/12/37	115	69
2	JPMorgan Chase Commercial Mortgage Securities	4.404%	1/12/39	2,545	1,988
2,3	JPMorgan Chase Commercial Mortgage Securities	5.371%	6/12/41	3,690	3,019
2	JPMorgan Chase Commercial Mortgage Securities	5.160%	4/15/43	4,144	3,991
2	JPMorgan Chase Commercial Mortgage Securities	5.875%	4/15/45	3,600	2,882
2	JPMorgan Chase Commercial Mortgage Securities	5.447%	5/15/45	800	671
2	JPMorgan Chase Commercial Mortgage Securities	5.803%	6/15/49	6,275	4,872
2	JPMorgan Chase Commercial Mortgage Securities	5.818%	6/15/49	1,850	1,304
2	JPMorgan Chase Commercial Mortgage Securities	5.794%	2/12/51	5,250	3,642
2	JPMorgan Chase Commercial Mortgage Securities	5.855%	2/12/51	1,350	1,006
2	JPMorgan Chase Commercial Mortgage Securities	5.716%	2/15/51	700	480
2,3	JPMorgan Chase Commercial Mortgage Securities	5.882%	2/15/51	3,225	2,256
2	LB-UBS Commercial Mortgage Trust	7.370%	8/15/26	1,026	977
2	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	1,000	780
2	LB-UBS Commercial Mortgage Trust	4.742%	2/15/30	1,545	1,184

17

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	LB-UBS Commercial Mortgage Trust	4.553%	7/15/30	195	185
2	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	1,800	1,412
2	LB-UBS Commercial Mortgage Trust	4.853%	9/15/31	2,500	2,122
2	LB-UBS Commercial Mortgage Trust	4.166%	5/15/32	750	597
2,3	LB-UBS Commercial Mortgage Trust	5.661%	3/15/39	3,895	3,014
2	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	2,825	1,940
2,3	LB-UBS Commercial Mortgage Trust	6.149%	4/15/41	3,775	2,805
2	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	3,620	2,520
2	LB-UBS Commerical Mortgage Trust	4.960%	12/15/31	2,500	2,094
2,3	LB-UBS Commerical Mortgage Trust	5.936%	7/15/44	950	413
2	MBNA Master Credit Card Trust	5.900%	8/15/11	75	75
2	MBNA Master Credit Card Trust	7.000%	2/15/12	6,100	6,049
2	Merrill Lynch Mortgage Trust	5.236%	11/12/35	725	590
2	Merrill Lynch Mortgage Trust	5.657%	5/12/39	2,590	2,054
2,3	Merrill Lynch Mortgage Trust	5.291%	1/12/44	1,900	1,479
2,3	Merrill Lynch Mortgage Trust	5.829%	6/12/50	7,400	5,207
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	550	406
2	Merrill Lynch Mortgage Trust	5.690%	2/12/51	1,700	1,214
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/17	4,250	2,932
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.909%	6/12/46	5,075	4,070
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	3,050	2,092
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	1,525	1,157
2,3	Morgan Stanley Capital I	5.110%	6/15/40	1,150	921
2	Morgan Stanley Capital I	4.970%	12/15/41	1,325	856
2	Morgan Stanley Capital I	5.168%	1/14/42	800	629
2,3	Morgan Stanley Capital I	5.650%	6/13/42	850	590
2	Morgan Stanley Capital I	4.989%	8/13/42	390	303
2	Morgan Stanley Capital I	5.230%	9/15/42	2,525	1,982
2	Morgan Stanley Capital I	5.771%	10/15/42	1,100	860
2,3	Morgan Stanley Capital I	5.208%	11/14/42	2,550	1,997
2	Morgan Stanley Capital I	6.280%	1/11/43	2,850	2,130
2,3	Morgan Stanley Capital I	5.387%	3/12/44	4,225	3,248
2,3	Morgan Stanley Capital I	5.691%	4/15/49	50	21
2,3	Morgan Stanley Capital I	5.881%	6/11/49	475	204
2	Morgan Stanley Capital I	5.809%	12/12/49	225	156
2	Morgan Stanley Capital I	5.090%	10/12/52	1,150	1,077
2	Morgan Stanley Dean Witter Capital I	6.660%	2/15/33	479	454
2	Morgan Stanley Dean Witter Capital I	6.390%	7/15/33	598	531
2	Morgan Stanley Dean Witter Capital I	6.390%	10/15/35	430	388
2	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	420	351
2	Morgan Stanley Dean Witter Capital I	5.980%	1/15/39	3,360	3,114
2	Nissan Auto Receivables Owner Trust	5.050%	11/17/14	1,000	938
2	PECO Energy Transition Trust	7.625%	3/1/10	4,097	4,125
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	350	348
2	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	750	740
2	PSE&G Transition Funding LLC	6.890%	12/15/17	200	202
2	Public Service New Hampshire Funding LLC	6.480%	5/1/15	675	695
2	Salomon Brothers Mortgage Securities VII	5.561%	9/25/33	534	489
2	USAA Auto Owner Trust	5.360%	2/15/11	1,390	1,388
2	USAA Auto Owner Trust	4.710%	2/18/14	1,900	1,712
2,3	Wachovia Bank Commercial Mortgage Trust	5.125%	8/15/35	600	494
2	Wachovia Bank Commercial Mortgage Trust	4.719%	1/15/41	500	450

18

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Wachovia Bank Commercial Mortgage Trust	4.748%	2/15/41	4,225	3,284
2	Wachovia Bank Commercial Mortgage Trust	5.001%	7/15/41	1,350	1,285
2,3	Wachovia Bank Commercial Mortgage Trust	5.232%	7/15/41	2,625	2,137
2	Wachovia Bank Commercial Mortgage Trust	4.803%	10/15/41	4,450	3,453
2,3	Wachovia Bank Commercial Mortgage Trust	5.083%	3/15/42	2,725	2,151
2	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	2,029	1,579
2,3	Wachovia Bank Commercial Mortgage Trust	5.740%	5/15/43	2,075	1,653
2	Wachovia Bank Commercial Mortgage Trust	4.699%	5/15/44	2,150	1,639
2,3	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	7,200	5,742
2,3	Wachovia Bank Commercial Mortgage Trust	5.265%	12/15/44	5,050	3,942
2	Wachovia Bank Commercial Mortgage Trust	5.313%	11/15/48	1,500	1,232
2	World Omni Auto Receivables Trust	3.940%	10/15/12	2,500	2,288
					318,488
Finance (7.8%)
	Banking (4.9%)
	Abbey National PLC	7.950%	10/26/29	1,250	1,083
	American Express Bank, FSB	5.550%	10/17/12	650	616
	American Express Bank, FSB	5.500%	4/16/13	1,950	1,858
	American Express Bank, FSB	6.000%	9/13/17	575	511
	American Express Centurion Bank	5.550%	10/17/12	700	667
	American Express Centurion Bank	5.950%	6/12/17	375	348
	American Express Centurion Bank	6.000%	9/13/17	725	681
	American Express Co.	5.500%	9/12/16	500	462
	American Express Co.	6.150%	8/28/17	1,150	1,122
2	American Express Co.	6.800%	9/1/66	805	442
	American Express Credit Corp.	5.000%	12/2/10	975	930
	American Express Credit Corp.	5.875%	5/2/13	2,100	2,049
	American Express Credit Corp.	7.300%	8/20/13	250	257
4	American Express Travel	5.250%	11/21/11	1,275	1,211
	AmSouth Bank NA	5.200%	4/1/15	775	590
	BAC Capital Trust XI	6.625%	5/23/36	925	881
	Banc One Corp.	7.625%	10/15/26	175	195
4	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	3,375	3,380
2	Bank of America Capital Trust XIV	5.630%	12/31/49	435	165
	Bank of America Corp.	4.500%	8/1/10	1,580	1,591
	Bank of America Corp.	4.250%	10/1/10	800	798
	Bank of America Corp.	4.375%	12/1/10	1,090	1,091
5	Bank of America Corp.	1.700%	12/23/10	1,700	1,706
	Bank of America Corp.	5.375%	8/15/11	975	999
	Bank of America Corp.	6.250%	4/15/12	1,250	1,310
5	Bank of America Corp.	3.125%	6/15/12	4,000	4,190
	Bank of America Corp.	5.375%	9/11/12	550	557
	Bank of America Corp.	4.875%	9/15/12	525	517
	Bank of America Corp.	4.875%	1/15/13	625	627
	Bank of America Corp.	4.900%	5/1/13	2,325	2,342
	Bank of America Corp.	5.375%	6/15/14	375	374
	Bank of America Corp.	5.125%	11/15/14	1,750	1,688
	Bank of America Corp.	4.750%	8/1/15	500	468
	Bank of America Corp.	5.250%	12/1/15	300	272
	Bank of America Corp.	5.750%	8/15/16	350	330
	Bank of America Corp.	5.625%	10/14/16	975	963
	Bank of America Corp.	5.420%	3/15/17	2,050	1,824
	Bank of America Corp.	6.100%	6/15/17	900	898
	Bank of America Corp.	6.000%	9/1/17	125	127
	Bank of America Corp.	5.750%	12/1/17	25	25
	Bank of America Corp.	5.650%	5/1/18	1,275	1,279
19

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.625%	3/8/35	3,550	2,960
	Bank of America Corp.	6.000%	10/15/36	925	994
	Bank of America Corp.	6.500%	9/15/37	460	470
	Bank of New York Mellon	4.950%	1/14/11	1,075	1,086
	Bank of New York Mellon	4.950%	11/1/12	2,000	2,046
	Bank of New York Mellon	5.125%	8/27/13	100	103
	Bank of New York Mellon	4.950%	3/15/15	1,350	1,316
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	500	513
	Bank One Corp.	7.875%	8/1/10	2,200	2,309
	Bank One Corp.	5.900%	11/15/11	745	763
	Bank One Corp.	5.250%	1/30/13	725	713
	Bank One Corp.	4.900%	4/30/15	800	748
	BankAmerica Capital II	8.000%	12/15/26	900	701
	Barclays Bank PLC	5.450%	9/12/12	325	335
2	Barclays Bank PLC	6.278%	12/29/49	375	239
	BB&T Capital Trust II	6.750%	6/7/36	1,025	778
	BB&T Corp.	6.500%	8/1/11	100	102
	BB&T Corp.	4.750%	10/1/12	1,425	1,378
	BB&T Corp.	5.200%	12/23/15	725	691
	BB&T Corp.	5.625%	9/15/16	700	709
	BB&T Corp.	5.250%	11/1/19	1,125	1,007
	Bear Stearns Co., Inc.	4.550%	6/23/10	1,350	1,340
	Bear Stearns Co., Inc.	4.500%	10/28/10	400	398
	Bear Stearns Co., Inc.	5.350%	2/1/12	4,325	4,284
	Bear Stearns Co., Inc.	6.950%	8/10/12	480	502
	Bear Stearns Co., Inc.	5.700%	11/15/14	1,450	1,425
	Bear Stearns Co., Inc.	5.300%	10/30/15	400	391
	Bear Stearns Co., Inc.	5.550%	1/22/17	1,250	1,174
	Bear Stearns Co., Inc.	6.400%	10/2/17	1,730	1,798
	Bear Stearns Co., Inc.	7.250%	2/1/18	1,800	1,974
	Capital One Bank	5.750%	9/15/10	1,375	1,336
	Capital One Capital III	7.686%	8/15/36	600	252
	Capital One Capital IV	6.745%	2/17/37	375	173
	Capital One Financial Corp.	5.700%	9/15/11	400	372
	Capital One Financial Corp.	4.800%	2/21/12	175	158
	Capital One Financial Corp.	5.500%	6/1/15	425	359
	Capital One Financial Corp.	6.150%	9/1/16	900	616
	Capital One Financial Corp.	5.250%	2/21/17	1,150	1,008
	Charter One Bank N.A.	5.500%	4/26/11	1,000	949
2,4	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	225	219
2	Citigroup Capital XXI	8.300%	12/21/57	3,120	2,405
	Citigroup, Inc.	4.125%	2/22/10	1,345	1,315
	Citigroup, Inc.	6.500%	1/18/11	1,725	1,739
	Citigroup, Inc.	5.125%	2/14/11	100	98
	Citigroup, Inc.	5.100%	9/29/11	2,325	2,270
5	Citigroup, Inc.	2.875%	12/9/11	2,600	2,692
	Citigroup, Inc.	6.000%	2/21/12	425	419
	Citigroup, Inc.	5.250%	2/27/12	2,000	1,944
	Citigroup, Inc.	5.500%	8/27/12	735	726
	Citigroup, Inc.	5.625%	8/27/12	3,100	2,913
	Citigroup, Inc.	5.300%	10/17/12	1,475	1,439
	Citigroup, Inc.	5.500%	4/11/13	130	127
	Citigroup, Inc.	6.500%	8/19/13	3,150	3,182
	Citigroup, Inc.	5.125%	5/5/14	300	284
	Citigroup, Inc.	5.000%	9/15/14	6,509	5,658
	Citigroup, Inc.	4.700%	5/29/15	275	237

20

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citigroup, Inc.	5.300%	1/7/16	325	308
Citigroup, Inc.	6.000%	8/15/17	1,875	1,867
Citigroup, Inc.	6.125%	11/21/17	1,550	1,559
Citigroup, Inc.	6.125%	5/15/18	1,700	1,731
Citigroup, Inc.	6.625%	6/15/32	2,875	2,793
Citigroup, Inc.	5.875%	2/22/33	2,625	2,250
Citigroup, Inc.	6.000%	10/31/33	550	482
Citigroup, Inc.	5.850%	12/11/34	400	391
Citigroup, Inc.	6.875%	3/5/38	1,050	1,213
Colonial Bank NA	6.375%	12/1/15	125	82
Comerica Bank	5.750%	11/21/16	1,850	1,387
Comerica Bank	5.200%	8/22/17	450	340
Compass Bank	6.400%	10/1/17	475	405
Compass Bank	5.900%	4/1/26	225	161
Countrywide Financial Corp.	6.250%	5/15/16	70	67
Countrywide Home Loan	4.125%	9/15/09	925	915
Countrywide Home Loan	4.000%	3/22/11	1,425	1,356
Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	2,400	2,400
Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	900	903
Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	875	876
Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	350	359
Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	990	1,009
Credit Suisse First Boston USA, Inc.	5.500%	8/15/13	3,350	3,339
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	2,525	2,368
Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	1,150	1,052
Credit Suisse First Boston USA, Inc.	5.375%	3/2/16	75	69
Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	1,375	1,517
2 Credit Suisse First Boston USA, Inc.	5.860%	5/15/49	800	400
Credit Suisse New York	5.000%	5/15/13	450	433
Deutsche Bank AG London	5.375%	10/12/12	1,700	1,728
Deutsche Bank AG London	4.875%	5/20/13	1,475	1,494
Deutsche Bank AG London	6.000%	9/1/17	3,275	3,475
Deutsche Bank Financial LLC	5.375%	3/2/15	1,150	1,040
Fifth Third Bancorp.	4.200%	2/23/10	525	516
Fifth Third Bancorp.	6.250%	5/1/13	750	711
Fifth Third Bancorp.	4.750%	2/1/15	675	578
Fifth Third Bancorp.	4.500%	6/1/18	700	513
Fifth Third Bancorp.	8.250%	3/1/38	1,200	972
First Tennessee Bank	5.050%	1/15/15	125	81
First Union Institutional Capital I	8.040%	12/1/26	175	146
Fleet Capital Trust II	7.920%	12/11/26	725	596
Golden West Financial Corp.	4.750%	10/1/12	450	427
2 Goldman Sachs Capital II	5.793%	12/29/49	1,145	452
Goldman Sachs Group, Inc.	4.500%	6/15/10	1,910	1,886
Goldman Sachs Group, Inc.	6.875%	1/15/11	1,085	1,101
Goldman Sachs Group, Inc.	6.600%	1/15/12	2,500	2,472
5 Goldman Sachs Group, Inc.	3.250%	6/15/12	4,350	4,552
Goldman Sachs Group, Inc.	5.450%	11/1/12	1,395	1,331
Goldman Sachs Group, Inc.	5.250%	4/1/13	1,275	1,199
Goldman Sachs Group, Inc.	4.750%	7/15/13	2,450	2,249
Goldman Sachs Group, Inc.	5.250%	10/15/13	1,825	1,684
Goldman Sachs Group, Inc.	5.150%	1/15/14	2,525	2,313
Goldman Sachs Group, Inc.	5.000%	10/1/14	275	238
Goldman Sachs Group, Inc.	5.125%	1/15/15	2,250	2,042
Goldman Sachs Group, Inc.	5.350%	1/15/16	2,050	1,860
Goldman Sachs Group, Inc.	5.625%	1/15/17	1,775	1,480

21

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Goldman Sachs Group, Inc.	6.250%	9/1/17	1,925	1,821
Goldman Sachs Group, Inc.	5.950%	1/18/18	4,100	3,811
Goldman Sachs Group, Inc.	6.150%	4/1/18	1,735	1,667
Goldman Sachs Group, Inc.	5.950%	1/15/27	2,185	1,619
Goldman Sachs Group, Inc.	6.125%	2/15/33	350	325
Goldman Sachs Group, Inc.	6.345%	2/15/34	1,150	846
Goldman Sachs Group, Inc.	6.450%	5/1/36	985	752
Goldman Sachs Group, Inc.	6.750%	10/1/37	3,955	3,254
4 HBOS Treasury Services PLC	5.250%	2/21/17	2,650	2,619
4 HBOS Treasury Services PLC	6.750%	5/21/18	900	788
HSBC Bank PLC	6.950%	3/15/11	350	355
HSBC Bank USA	4.625%	4/1/14	1,100	1,047
HSBC Bank USA	5.875%	11/1/34	1,225	1,191
HSBC Bank USA	5.625%	8/15/35	1,425	1,324
HSBC Holdings PLC	7.350%	11/27/32	125	132
HSBC Holdings PLC	6.500%	5/2/36	295	302
HSBC Holdings PLC	6.500%	9/15/37	2,415	2,548
HSBC Holdings PLC	6.800%	6/1/38	460	496
4 ICICI Bank Ltd.	6.625%	10/3/12	775	612
JPM Capital Trust	6.550%	9/29/36	650	550
JPMorgan Capital Trust	5.875%	3/15/35	1,735	1,353
JPMorgan Chase & Co.	6.750%	2/1/11	1,410	1,453
5 JPMorgan Chase & Co.	3.125%	12/1/11	2,650	2,768
JPMorgan Chase & Co.	4.500%	1/15/12	4,625	4,598
JPMorgan Chase & Co.	6.625%	3/15/12	400	410
JPMorgan Chase & Co.	5.375%	10/1/12	2,545	2,599
JPMorgan Chase & Co.	5.750%	1/2/13	1,075	1,083
JPMorgan Chase & Co.	4.750%	5/1/13	995	1,000
JPMorgan Chase & Co.	4.875%	3/15/14	260	251
JPMorgan Chase & Co.	5.125%	9/15/14	295	286
JPMorgan Chase & Co.	4.750%	3/1/15	1,625	1,576
JPMorgan Chase & Co.	5.250%	5/1/15	1,650	1,574
JPMorgan Chase & Co.	5.150%	10/1/15	1,175	1,133
JPMorgan Chase & Co.	5.875%	6/13/16	525	527
JPMorgan Chase & Co.	6.125%	6/27/17	700	702
JPMorgan Chase & Co.	5.850%	8/1/35	100	81
JPMorgan Chase & Co.	6.400%	5/15/38	1,500	1,792
JPMorgan Chase Capital XXII	6.450%	2/2/37	2,700	2,167
JPMorgan Chase Capital XXV	6.800%	10/1/37	1,175	1,076
KeyBank NA	7.000%	2/1/11	300	296
KeyBank NA	5.500%	9/17/12	950	893
KeyBank NA	4.950%	9/15/15	800	624
KeyBank NA	5.450%	3/3/16	1,600	1,296
KeyCorp	6.500%	5/14/13	75	70
Manufacturers & Traders Trust Co.	6.625%	12/4/17	1,175	1,093
Marshall & Ilsley Bank	4.850%	6/16/15	450	342
MBNA America Bank NA	6.625%	6/15/12	650	655
MBNA Corp.	7.500%	3/15/12	725	745
MBNA Corp.	6.125%	3/1/13	550	538
MBNA Corp.	5.000%	6/15/15	825	755
Mellon Funding Corp.	5.000%	12/1/14	350	321
Morgan Stanley Dean Witter	4.000%	1/15/10	3,325	3,263
Morgan Stanley Dean Witter	4.250%	5/15/10	775	744
5 Morgan Stanley Dean Witter	2.900%	12/1/10	1,550	1,591
Morgan Stanley Dean Witter	5.050%	1/21/11	125	121
5 Morgan Stanley Dean Witter	3.250%	12/1/11	1,700	1,780

22

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Morgan Stanley Dean Witter	5.625%	1/9/12	5,525	5,151
	Morgan Stanley Dean Witter	6.600%	4/1/12	440	419
	Morgan Stanley Dean Witter	5.750%	8/31/12	600	558
	Morgan Stanley Dean Witter	4.750%	4/1/14	6,115	4,819
	Morgan Stanley Dean Witter	6.000%	4/28/15	1,950	1,713
	Morgan Stanley Dean Witter	5.375%	10/15/15	925	777
	Morgan Stanley Dean Witter	5.750%	10/18/16	1,250	1,043
	Morgan Stanley Dean Witter	5.450%	1/9/17	1,400	1,174
	Morgan Stanley Dean Witter	5.550%	4/27/17	955	798
	Morgan Stanley Dean Witter	6.250%	8/28/17	50	42
	Morgan Stanley Dean Witter	5.950%	12/28/17	1,000	851
	Morgan Stanley Dean Witter	6.625%	4/1/18	4,280	3,849
	Morgan Stanley Dean Witter	6.250%	8/9/26	2,375	1,976
	Morgan Stanley Dean Witter	7.250%	4/1/32	1,200	1,044
	National City Bank	4.500%	3/15/10	650	633
	National City Bank	6.250%	3/15/11	925	876
	National City Corp.	4.900%	1/15/15	750	642
	National City Corp.	6.875%	5/15/19	550	446
	NationsBank Corp.	6.800%	3/15/28	900	856
4	Nationwide Building Society	5.500%	7/18/12	3,400	3,223
4	Northern Rock PLC	5.625%	6/22/17	6,700	6,567
	Northern Trust Co.	5.500%	8/15/13	200	207
	Northern Trust Co.	6.500%	8/15/18	150	161
	PNC Bank NA	4.875%	9/21/17	2,075	1,909
	PNC Funding Corp.	7.500%	11/1/09	180	181
	PNC Funding Corp.	5.125%	12/14/10	300	304
	PNC Funding Corp.	5.250%	11/15/15	1,075	1,024
	PNC Funding Corp.	5.625%	2/1/17	225	217
	Regions Financial Corp.	6.375%	5/15/12	2,275	2,116
2	Regions Financial Corp.	6.625%	5/15/47	1,100	602
	Royal Bank of Canada	4.125%	1/26/10	2,300	2,292
2	Royal Bank of Scotland Group PLC	7.640%	3/31/49	100	40
2	Royal Bank of Scotland Group PLC	7.648%	8/29/49	5,025	2,499
	Santander Central Hispano Issuances Ltd.	7.625%	9/14/10	2,375	2,373
	Santander Financial Issuances	6.375%	2/15/11	475	451
	Sanwa Bank Ltd.	7.400%	6/15/11	2,550	2,639
	Southtrust Corp.	5.800%	6/15/14	225	208
	Sovereign Bancorp, Inc.	4.800%	9/1/10	1,100	996
	Sovereign Bancorp, Inc.	8.750%	5/30/18	620	567
2,4	Standard Chartered PLC	6.409%	12/31/49	700	293
	State Street Capital Trust	5.300%	1/15/16	275	272
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	1,090	1,137
	SunTrust Banks, Inc.	6.375%	4/1/11	200	202
	SunTrust Banks, Inc.	6.000%	9/11/17	800	757
	SunTrust Banks, Inc.	7.250%	3/15/18	275	287
	SunTrust Banks, Inc.	6.000%	2/15/26	1,075	928
	SunTrust Capital VIII	6.100%	12/15/36	350	230
	Swiss Bank Corp.	7.000%	10/15/15	675	675
	Swiss Bank Corp.	7.375%	6/15/17	175	180
	Synovus Financial Corp.	5.125%	6/15/17	600	459
	UBS AG	5.875%	7/15/16	3,050	2,827
	UBS AG	5.875%	12/20/17	1,550	1,421
	UBS AG	5.750%	4/25/18	1,050	957
	UFJ Finance Aruba AEC	6.750%	7/15/13	3,075	3,073
	Union Bank of California NA	5.950%	5/11/16	550	442
	Union Planters Corp.	7.750%	3/1/11	1,175	1,124

23

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
UnionBanCal Corp.	5.250%	12/16/13	125	109
US Bank NA	6.375%	8/1/11	1,275	1,330
US Bank NA	6.300%	2/4/14	2,000	2,152
US Bank NA	4.950%	10/30/14	575	571
2 USB Capital IX	6.189%	4/15/49	700	315
Wachovia Bank NA	4.875%	2/1/15	4,000	3,664
Wachovia Bank NA	5.000%	8/15/15	175	154
Wachovia Bank NA	6.000%	11/15/17	700	682
Wachovia Bank NA	5.850%	2/1/37	3,250	3,133
Wachovia Bank NA	6.600%	1/15/38	975	1,045
2 Wachovia Capital Trust III	5.800%	3/15/11	2,260	1,345
Wachovia Corp.	7.875%	2/15/10	1,850	1,873
Wachovia Corp.	4.375%	6/1/10	1,290	1,284
Wachovia Corp.	5.300%	10/15/11	400	392
Wachovia Corp.	4.875%	2/15/14	425	389
Wachovia Corp.	5.625%	10/15/16	625	566
Wachovia Corp.	5.750%	6/15/17	3,300	3,262
4 Wachovia Corp.	8.000%	12/15/26	775	612
Wachovia Corp.	7.500%	4/15/35	100	97
Wachovia Corp.	5.500%	8/1/35	1,050	851
Wachovia Corp.	6.550%	10/15/35	100	86
Wells Fargo & Co.	4.200%	1/15/10	6,425	6,523
Wells Fargo & Co.	4.875%	1/12/11	950	974
Wells Fargo & Co.	5.300%	8/26/11	300	306
5 Wells Fargo & Co.	3.000%	12/9/11	2,200	2,291
Wells Fargo & Co.	5.125%	9/1/12	650	654
Wells Fargo & Co.	5.250%	10/23/12	1,250	1,282
Wells Fargo & Co.	4.375%	1/31/13	200	197
Wells Fargo & Co.	4.950%	10/16/13	375	367
Wells Fargo & Co.	5.625%	12/11/17	775	802
Wells Fargo & Co.	5.375%	2/7/35	750	720
Wells Fargo Bank NA	6.450%	2/1/11	1,175	1,225
Wells Fargo Bank NA	4.750%	2/9/15	2,750	2,654
Wells Fargo Bank NA	5.750%	5/16/16	3,400	3,486
Wells Fargo Bank NA	5.950%	8/26/36	800	831
Wells Fargo Capital X	5.950%	12/15/36	150	125
2 Wells Fargo Capital XIII	7.700%	12/29/49	925	761
2 Wells Fargo Capital XV	9.750%	12/29/49	1,000	1,020
Wells Fargo Financial	5.500%	8/1/12	675	688
Zions Bancorp.	5.500%	11/16/15	850	635

Brokerage (0.4%)
Ameriprise Financial Inc.	5.350%	11/15/10	1,050	942
Ameriprise Financial Inc.	5.650%	11/15/15	875	744
Amvescap PLC	5.375%	2/27/13	25	23
BlackRock, Inc.	6.250%	9/15/17	525	496
Janus Capital Group	5.875%	9/15/11	400	291
Janus Capital Group	6.700%	6/15/17	375	187
Jefferies Group Inc.	6.450%	6/8/27	2,300	1,420
Jefferies Group Inc.	6.250%	1/15/36	925	553
Lazard Group	6.850%	6/15/17	1,750	1,107
Merrill Lynch & Co., Inc.	4.250%	2/8/10	2,800	2,744
Merrill Lynch & Co., Inc.	5.770%	7/25/11	975	989
Merrill Lynch & Co., Inc.	6.050%	8/15/12	1,125	1,127
Merrill Lynch & Co., Inc.	5.450%	2/5/13	560	539
Merrill Lynch & Co., Inc.	6.150%	4/25/13	2,875	2,833

24

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Merrill Lynch & Co., Inc.	5.000%	2/3/14	550	523
Merrill Lynch & Co., Inc.	5.450%	7/15/14	425	409
Merrill Lynch & Co., Inc.	5.000%	1/15/15	3,200	3,051
Merrill Lynch & Co., Inc.	5.700%	5/2/17	2,325	2,083
Merrill Lynch & Co., Inc.	6.400%	8/28/17	2,750	2,768
Merrill Lynch & Co., Inc.	6.875%	4/25/18	630	663
Merrill Lynch & Co., Inc.	6.875%	11/15/18	150	157
Merrill Lynch & Co., Inc.	6.220%	9/15/26	725	672
Merrill Lynch & Co., Inc.	6.110%	1/29/37	1,975	1,782
Merrill Lynch & Co., Inc.	7.750%	5/14/38	2,265	2,469

Finance Companies (1.2%)
Allied Capital Corp.	6.000%	4/1/12	375	258
American General Finance Corp.	4.875%	5/15/10	350	207
American General Finance Corp.	5.625%	8/17/11	725	348
American General Finance Corp.	4.875%	7/15/12	1,050	452
American General Finance Corp.	5.375%	10/1/12	100	47
American General Finance Corp.	5.850%	6/1/13	1,825	757
American General Finance Corp.	5.750%	9/15/16	3,500	1,330
American General Finance Corp.	6.900%	12/15/17	100	40
Block Financial LLC	7.875%	1/15/13	200	188
Capmark Financial Group	5.875%	5/10/12	150	52
Capmark Financial Group	6.300%	5/10/17	400	112
CIT Group Funding Co. of Canada	5.600%	11/2/11	400	312
CIT Group Funding Co. of Canada	5.200%	6/1/15	675	473
CIT Group, Inc.	4.250%	2/1/10	600	557
CIT Group, Inc.	5.200%	11/3/10	325	283
CIT Group, Inc.	4.750%	12/15/10	695	612
CIT Group, Inc.	5.600%	4/27/11	175	147
CIT Group, Inc.	5.800%	7/28/11	425	353
CIT Group, Inc.	7.625%	11/30/12	435	370
CIT Group, Inc.	5.400%	3/7/13	100	74
CIT Group, Inc.	5.125%	9/30/14	2,650	1,908
CIT Group, Inc.	5.000%	2/1/15	275	184
CIT Group, Inc.	5.400%	1/30/16	525	368
CIT Group, Inc.	5.850%	9/15/16	800	568
CIT Group, Inc.	5.650%	2/13/17	1,300	910
CIT Group, Inc.	6.000%	4/1/36	750	473
2 CIT Group, Inc.	6.100%	3/15/67	165	50
General Electric Capital Corp.	4.875%	10/21/10	1,600	1,631
General Electric Capital Corp.	6.125%	2/22/11	1,595	1,657
General Electric Capital Corp.	5.500%	4/28/11	1,075	1,105
5 General Electric Capital Corp.	3.000%	12/9/11	2,300	2,384
General Electric Capital Corp.	5.875%	2/15/12	8,800	9,045
General Electric Capital Corp.	4.375%	3/3/12	1,050	1,034
General Electric Capital Corp.	6.000%	6/15/12	4,025	4,148
General Electric Capital Corp.	5.250%	10/19/12	8,225	8,295
General Electric Capital Corp.	5.450%	1/15/13	1,150	1,162
General Electric Capital Corp.	5.500%	6/4/14	3,000	3,007
General Electric Capital Corp.	5.650%	6/9/14	825	832
General Electric Capital Corp.	5.375%	10/20/16	325	319
General Electric Capital Corp.	5.400%	2/15/17	1,625	1,596
General Electric Capital Corp.	5.625%	9/15/17	1,000	990
General Electric Capital Corp.	5.625%	5/1/18	825	831
General Electric Capital Corp.	6.750%	3/15/32	2,625	2,845
General Electric Capital Corp.	6.150%	8/7/37	600	594

25

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	5.875%	1/14/38	6,400	6,360
2 General Electric Capital Corp.	6.375%	11/15/67	1,650	1,049
2 HSBC Finance Capital Trust IX	5.911%	11/30/35	100	57
HSBC Finance Corp.	4.625%	9/15/10	1,000	989
HSBC Finance Corp.	5.250%	1/14/11	1,600	1,588
HSBC Finance Corp.	5.700%	6/1/11	2,525	2,486
HSBC Finance Corp.	6.375%	10/15/11	175	176
HSBC Finance Corp.	7.000%	5/15/12	1,395	1,405
HSBC Finance Corp.	5.900%	6/19/12	700	708
HSBC Finance Corp.	6.375%	11/27/12	795	786
HSBC Finance Corp.	4.750%	7/15/13	350	324
HSBC Finance Corp.	5.250%	1/15/14	875	840
HSBC Finance Corp.	5.000%	6/30/15	4,700	4,279
International Lease Finance Corp.	4.875%	9/1/10	875	700
International Lease Finance Corp.	5.125%	11/1/10	1,475	1,121
International Lease Finance Corp.	4.950%	2/1/11	1,900	1,396
International Lease Finance Corp.	5.450%	3/24/11	825	602
International Lease Finance Corp.	5.750%	6/15/11	2,475	1,807
International Lease Finance Corp.	5.300%	5/1/12	500	350
International Lease Finance Corp.	5.625%	9/20/13	525	348
International Lease Finance Corp.	5.650%	6/1/14	725	478
SLM Corp.	4.500%	7/26/10	450	402
SLM Corp.	5.400%	10/25/11	4,100	3,307
SLM Corp.	5.000%	10/1/13	185	134
SLM Corp.	5.375%	5/15/14	260	177
SLM Corp.	5.050%	11/14/14	810	543
SLM Corp.	5.000%	4/15/15	10	6
SLM Corp.	8.450%	6/15/18	900	717
SLM Corp.	5.625%	8/1/33	1,120	675

Insurance (0.9%)
ACE Capital Trust II	9.700%	4/1/30	835	653
ACE INA Holdings, Inc.	5.600%	5/15/15	275	253
ACE INA Holdings, Inc.	5.700%	2/15/17	1,180	1,074
AEGON Funding Corp.	5.750%	12/15/20	100	87
AEGON NV	4.750%	6/1/13	475	399
Aetna, Inc.	7.875%	3/1/11	150	151
Aetna, Inc.	5.750%	6/15/11	300	297
Aetna, Inc.	6.000%	6/15/16	75	69
Aetna, Inc.	6.500%	9/15/18	625	606
Aetna, Inc.	6.625%	6/15/36	2,000	1,645
Allied World Assurance	7.500%	8/1/16	1,035	913
Allstate Corp.	6.125%	2/15/12	500	485
Allstate Corp.	5.000%	8/15/14	950	891
Allstate Corp.	6.125%	12/15/32	550	505
Allstate Corp.	5.550%	5/9/35	250	211
2 Allstate Corp.	6.125%	5/15/37	350	225
2 Allstate Corp.	6.500%	5/15/57	450	255
Allstate Life Global Funding	5.375%	4/30/13	850	857
Ambac, Inc.	5.950%	12/5/35	1,050	323
American General Capital II	8.500%	7/1/30	100	43
American International Group, Inc.	4.700%	10/1/10	1,550	1,378
American International Group, Inc.	5.375%	10/18/11	500	406
American International Group, Inc.	4.950%	3/20/12	525	409
American International Group, Inc.	4.250%	5/15/13	1,400	1,006
American International Group, Inc.	5.050%	10/1/15	2,350	1,575

26

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American International Group, Inc.	5.600%	10/18/16	1,275	851
	American International Group, Inc.	5.850%	1/16/18	50	33
	American International Group, Inc.	6.250%	5/1/36	375	210
2,4	American International Group, Inc.	8.175%	5/15/58	2,950	1,117
	Aon Capital Trust	8.205%	1/1/27	150	83
	Arch Capital Group Ltd.	7.350%	5/1/34	800	661
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	225	152
	Assurant, Inc.	5.625%	2/15/14	500	371
	Assurant, Inc.	6.750%	2/15/34	1,040	641
	AXA Financial, Inc.	7.750%	8/1/10	325	326
	AXA SA	8.600%	12/15/30	1,795	1,282
	Axis Capital Holdings Ltd.	5.750%	12/1/14	175	118
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	735	745
	Berkshire Hathaway Finance Corp.	4.200%	12/15/10	700	717
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	875	901
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	1,775	1,849
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	50	53
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	2,550	2,639
	Chubb Corp.	5.750%	5/15/18	325	320
	Chubb Corp.	6.000%	5/11/37	1,175	1,061
	Chubb Corp.	6.500%	5/15/38	400	381
2	Chubb Corp.	6.375%	3/29/67	300	188
	CIGNA Corp.	7.875%	5/15/27	150	133
	CIGNA Corp.	6.150%	11/15/36	1,050	733
	Cincinnati Financial Corp.	6.920%	5/15/28	400	347
	Cincinnati Financial Corp.	6.125%	11/1/34	375	288
	CNA Financial Corp.	6.000%	8/15/11	200	145
	CNA Financial Corp.	5.850%	12/15/14	1,275	938
	CNA Financial Corp.	6.500%	8/15/16	475	336
	Commerce Group, Inc.	5.950%	12/9/13	125	107
	Coventry Health Care Inc.	6.300%	8/15/14	675	430
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	1,130	472
	Fidelity National Financial, Inc.	7.300%	8/15/11	400	398
	Fund American Cos., Inc.	5.875%	5/15/13	250	183
	GE Global Insurance Holdings Corp.	6.450%	3/1/19	575	535
	GE Global Insurance Holdings Corp.	7.000%	2/15/26	475	436
	GE Global Insurance Holdings Corp.	7.750%	6/15/30	350	337
	Genworth Financial, Inc.	5.125%	3/15/11	650	455
	Genworth Financial, Inc.	5.750%	6/15/14	175	65
	Genworth Financial, Inc.	4.950%	10/1/15	100	38
	Genworth Financial, Inc.	6.500%	6/15/34	375	113
2	Genworth Financial, Inc.	6.150%	11/15/66	200	20
	Hartford Financial Services Group, Inc.	5.250%	10/15/11	625	548
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	250	188
	Hartford Financial Services Group, Inc.	5.375%	3/15/17	300	212
	Hartford Financial Services Group, Inc.	6.300%	3/15/18	125	92
	Hartford Financial Services Group, Inc.	6.000%	1/15/19	200	144
2	Hartford Financial Services Group, Inc.	8.125%	6/15/38	275	127
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	1,325	858
	Humana Inc.	6.450%	6/1/16	400	319
	Humana Inc.	7.200%	6/15/18	650	524
	Humana Inc.	6.300%	8/1/18	100	75
	Humana Inc.	8.150%	6/15/38	700	523
2	ING Capital Funding Trust III	5.775%	12/8/49	1,650	741
	ING USA Global	4.500%	10/1/10	1,925	1,872
	Liberty Mutual Group	4.875%	2/1/10	250	239

27

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lincoln National Corp.	5.650%	8/27/12	150	123
Lincoln National Corp.	6.150%	4/7/36	1,575	984
2 Lincoln National Corp.	7.000%	5/17/66	800	352
2 Lincoln National Corp.	6.050%	4/20/67	225	81
Loews Corp.	6.000%	2/1/35	175	131
Marsh & McLennan Cos., Inc.	5.150%	9/15/10	125	122
Marsh & McLennan Cos., Inc.	6.250%	3/15/12	925	867
Marsh & McLennan Cos., Inc.	5.750%	9/15/15	725	637
MetLife, Inc.	5.375%	12/15/12	350	334
MetLife, Inc.	5.000%	11/24/13	225	206
MetLife, Inc.	5.000%	6/15/15	1,100	1,016
MetLife, Inc.	6.375%	6/15/34	800	666
MetLife, Inc.	5.700%	6/15/35	300	241
MetLife, Inc.	6.400%	12/15/36	710	428
Principal Financial Group, Inc.	6.050%	10/15/36	550	377
Principal Life Income Funding	5.125%	3/1/11	600	581
Principal Life Income Funding	5.300%	12/14/12	1,075	1,029
Principal Life Income Funding	5.300%	4/24/13	650	620
Principal Life Income Funding	5.100%	4/15/14	350	322
Progressive Corp.	6.375%	1/15/12	500	499
Progressive Corp.	6.625%	3/1/29	575	530
2 Progressive Corp.	6.700%	6/15/37	700	326
Protective Life Secured Trust	4.850%	8/16/10	500	440
Prudential Financial, Inc.	5.100%	12/14/11	60	52
Prudential Financial, Inc.	5.800%	6/15/12	775	673
Prudential Financial, Inc.	5.150%	1/15/13	795	659
Prudential Financial, Inc.	4.500%	7/15/13	225	178
Prudential Financial, Inc.	4.750%	4/1/14	400	313
Prudential Financial, Inc.	5.100%	9/20/14	875	675
Prudential Financial, Inc.	5.500%	3/15/16	125	91
Prudential Financial, Inc.	6.100%	6/15/17	175	128
Prudential Financial, Inc.	6.000%	12/1/17	500	401
Prudential Financial, Inc.	5.750%	7/15/33	450	290
Prudential Financial, Inc.	5.400%	6/13/35	450	272
Prudential Financial, Inc.	5.900%	3/17/36	650	422
Prudential Financial, Inc.	5.700%	12/14/36	525	330
Torchmark Corp.	6.375%	6/15/16	500	390
Travelers Cos. Inc.	5.750%	12/15/17	750	723
2 Travelers Cos. Inc.	6.250%	3/15/37	310	195
Travelers Cos. Inc.	6.250%	6/15/37	600	583
Travelers Cos., Inc.	5.500%	12/1/15	350	334
Travelers Cos., Inc.	6.250%	6/20/16	850	846
UnitedHealth Group, Inc.	5.500%	11/15/12	150	137
UnitedHealth Group, Inc.	4.875%	2/15/13	625	586
UnitedHealth Group, Inc.	4.875%	4/1/13	600	559
UnitedHealth Group, Inc.	5.000%	8/15/14	250	234
UnitedHealth Group, Inc.	4.875%	3/15/15	600	519
UnitedHealth Group, Inc.	6.000%	6/15/17	300	265
UnitedHealth Group, Inc.	6.000%	11/15/17	200	178
UnitedHealth Group, Inc.	5.800%	3/15/36	200	152
UnitedHealth Group, Inc.	6.500%	6/15/37	350	270
UnitedHealth Group, Inc.	6.625%	11/15/37	675	572
UnitedHealth Group, Inc.	6.875%	2/15/38	725	641
WellPoint Inc.	5.000%	1/15/11	1,075	1,047
WellPoint Inc.	6.375%	1/15/12	275	271
WellPoint Inc.	5.000%	12/15/14	575	511

28

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
WellPoint Inc.	5.250%	1/15/16	100	88
WellPoint Inc.	5.875%	6/15/17	20	19
WellPoint Inc.	5.950%	12/15/34	1,275	1,060
WellPoint Inc.	5.850%	1/15/36	1,650	1,400
Willis North America Inc.	5.625%	7/15/15	500	358
Willis North America Inc.	6.200%	3/28/17	870	593
XL Capital Ltd.	5.250%	9/15/14	1,050	578
XL Capital Ltd.	6.375%	11/15/24	125	65
XL Capital Ltd.	6.250%	5/15/27	925	414
2 XL Capital Ltd.	6.500%	12/15/49	550	120

Other Finance (0.1%)
Chicago Mercantile Exchange Group Inc.	5.400%	8/1/13	1,175	1,171
Orix Corp.	5.480%	11/22/11	750	565
XTRA Finance Corp.	5.150%	4/1/17	2,050	2,020

Real Estate Investment Trusts (0.3%)
AMB Property LP	6.300%	6/1/13	300	187
Arden Realty LP	5.250%	3/1/15	100	87
AvalonBay Communities, Inc.	5.500%	1/15/12	275	222
AvalonBay Communities, Inc.	5.750%	9/15/16	125	83
Boston Properties, Inc.	6.250%	1/15/13	600	454
Boston Properties, Inc.	5.625%	4/15/15	375	244
Brandywine Operating Partnership	5.625%	12/15/10	1,025	877
Brandywine Operating Partnership	5.750%	4/1/12	1,090	829
Brandywine Operating Partnership	5.400%	11/1/14	100	63
Brandywine Operating Partnership	5.700%	5/1/17	580	315
Camden Property Trust	5.700%	5/15/17	525	274
Colonial Realty LP	5.500%	10/1/15	975	564
Developers Diversified Realty Corp.	5.375%	10/15/12	1,285	521
Duke Realty LP	5.625%	8/15/11	200	156
Duke Realty LP	5.950%	2/15/17	225	117
ERP Operating LP	6.625%	3/15/12	175	144
ERP Operating LP	5.500%	10/1/12	650	500
ERP Operating LP	5.125%	3/15/16	1,075	757
ERP Operating LP	5.375%	8/1/16	225	162
ERP Operating LP	5.750%	6/15/17	425	305
HCP Inc.	6.700%	1/30/18	400	182
Health Care Property Investors, Inc.	6.450%	6/25/12	1,800	1,310
Health Care Property Investors, Inc.	5.650%	12/15/13	230	141
Health Care Property Investors, Inc.	6.300%	9/15/16	390	191
Health Care REIT, Inc.	6.200%	6/1/16	1,650	976
Hospitality Properties	5.125%	2/15/15	700	347
HRPT Properties Trust	6.250%	8/15/16	250	135
HRPT Properties Trust	6.250%	6/15/17	625	323
Kimco Realty Corp.	5.783%	3/15/16	125	80
Liberty Property LP	5.125%	3/2/15	1,975	1,315
Liberty Property LP	5.500%	12/15/16	175	110
National Retail Properties	6.875%	10/15/17	1,575	1,016
Nationwide Health Properties, Inc.	6.250%	2/1/13	650	516
ProLogis	5.500%	3/1/13	175	79
ProLogis	5.625%	11/15/15	775	395
ProLogis	5.750%	4/1/16	525	273
ProLogis	5.625%	11/15/16	575	276
Realty Income Corp.	6.750%	8/15/19	1,960	1,423
Regency Centers LP	6.750%	1/15/12	1,375	1,118

29

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Simon Property Group Inc.	4.600%	6/15/10	825	727
Simon Property Group Inc.	4.875%	8/15/10	300	265
Simon Property Group Inc.	5.600%	9/1/11	500	419
Simon Property Group Inc.	5.000%	3/1/12	350	256
Simon Property Group Inc.	5.300%	5/30/13	1,435	1,033
Simon Property Group Inc.	5.750%	12/1/15	950	625
Simon Property Group Inc.	6.100%	5/1/16	200	132
Simon Property Group Inc.	5.875%	3/1/17	950	622
Simon Property Group Inc.	6.125%	5/30/18	975	660
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	525	380
Vornado Realty	5.600%	2/15/11	925	840
				578,866
Industrial (8.4%)
Basic Industry (0.6%)
Agrium Inc.	6.750%	1/15/19	225	216
Alcan, Inc.	6.450%	3/15/11	600	529
Alcan, Inc.	4.875%	9/15/12	700	527
Alcan, Inc.	4.500%	5/15/13	500	356
Alcan, Inc.	5.000%	6/1/15	100	72
Alcan, Inc.	6.125%	12/15/33	1,825	1,106
Alcoa, Inc.	5.720%	2/23/19	1,815	1,372
Alcoa, Inc.	5.870%	2/23/22	410	295
Alcoa, Inc.	5.900%	2/1/27	1,025	711
ArcelorMittal	5.375%	6/1/13	1,900	1,487
ArcelorMittal	6.125%	6/1/18	825	559
Barrick Gold Finance Inc.	6.125%	9/15/13	500	473
Barrick Gold Finance Inc.	4.875%	11/15/14	225	203
Barrick North America Finance LLC	6.800%	9/15/18	500	475
Barrick North America Finance LLC	7.500%	9/15/38	700	683
BHP Billiton Finance Ltd.	5.400%	3/29/17	285	265
BHP Finance USA	5.250%	12/15/15	725	657
BHP Finance USA Ltd.	8.500%	12/1/12	300	319
BHP Finance USA Ltd.	4.800%	4/15/13	775	738
Celulosa Arauco Constitution SA	8.625%	8/15/10	775	800
Celulosa Arauco Constitution SA	5.625%	4/20/15	825	780
Commercial Metals Co.	6.500%	7/15/17	300	233
Commercial Metals Co.	7.350%	8/15/18	800	646
Dow Chemical Co.	6.125%	2/1/11	1,575	1,566
Dow Chemical Co.	6.000%	10/1/12	125	118
Dow Chemical Co.	7.375%	11/1/29	1,150	1,033
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	125	127
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	975	979
E.I. du Pont de Nemours & Co.	5.000%	1/15/13	100	101
E.I. du Pont de Nemours & Co.	5.000%	7/15/13	1,200	1,215
E.I. du Pont de Nemours & Co.	5.875%	1/15/14	550	570
E.I. du Pont de Nemours & Co.	5.250%	12/15/16	75	75
E.I. du Pont de Nemours & Co.	6.000%	7/15/18	1,450	1,516
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	175	181
Eastman Chemical Co.	7.250%	1/15/24	525	444
Eastman Chemical Co.	7.600%	2/1/27	275	248
Falconbridge Ltd.	7.350%	6/5/12	275	217
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	1,795	1,544
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	1,875	1,542
Inco Ltd.	7.750%	5/15/12	275	270
Inco Ltd.	5.700%	10/15/15	450	378
International Paper Co.	5.850%	10/30/12	292	252

30

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Paper Co.	7.400%	6/15/14	770	595
	International Paper Co.	5.300%	4/1/15	550	375
	Lubrizol Corp.	6.500%	10/1/34	850	665
	Monsanto Co.	7.375%	8/15/12	500	564
	Newmont Mining	5.875%	4/1/35	225	128
	Noranda, Inc.	7.250%	7/15/12	950	750
	Noranda, Inc.	5.500%	6/15/17	900	573
	Nucor Corp.	5.750%	12/1/17	200	200
	Nucor Corp.	5.850%	6/1/18	775	751
	Nucor Corp.	6.400%	12/1/37	500	480
	Placer Dome, Inc.	6.450%	10/15/35	950	752
	Plum Creek Timber Co.	5.875%	11/15/15	525	431
	Potash Corp. of Saskatchewan	7.750%	5/31/11	1,775	1,840
	Praxair, Inc.	5.250%	11/15/14	750	771
	Praxair, Inc.	5.200%	3/15/17	25	24
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	1,110	890
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	850	609
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	400	283
2	Rohm & Haas Co.	9.800%	4/15/20	277	318
	Rohm & Haas Co.	7.850%	7/15/29	875	856
	Southern Copper Corp.	7.500%	7/27/35	1,250	956
	US Steel Corp.	6.050%	6/1/17	700	410
	US Steel Corp.	7.000%	2/1/18	700	474
	Vale Overseas Ltd.	6.250%	1/11/16	150	144
	Vale Overseas Ltd.	6.250%	1/23/17	475	449
	Vale Overseas Ltd.	8.250%	1/17/34	325	343
	Vale Overseas Ltd.	6.875%	11/21/36	3,174	2,928
	Weyerhaeuser Co.	7.375%	3/15/32	1,925	1,305
	WMC Finance USA	5.125%	5/15/13	1,000	952

	Capital Goods (0.9%)
	3M Co.	5.125%	11/6/09	175	179
2,4	BAE Systems Asset Trust	7.156%	12/15/11	57	59
	Bemis Co. Inc.	4.875%	4/1/12	450	418
	Black & Decker Corp.	7.125%	6/1/11	500	495
	Boeing Capital Corp.	7.375%	9/27/10	400	426
	Boeing Capital Corp.	6.500%	2/15/12	2,025	2,144
	Boeing Co.	7.250%	6/15/25	875	996
	Boeing Co.	8.750%	9/15/31	175	227
	Boeing Co.	6.125%	2/15/33	75	79
	Caterpillar Financial Services Corp.	4.150%	1/15/10	2,550	2,525
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,750	1,720
	Caterpillar Financial Services Corp.	4.250%	2/8/13	1,175	1,132
	Caterpillar Financial Services Corp.	4.750%	2/17/15	125	118
	Caterpillar Financial Services Corp.	4.625%	6/1/15	275	257
	Caterpillar, Inc.	7.300%	5/1/31	1,000	1,072
	Caterpillar, Inc.	7.375%	3/1/97	775	797
	Cooper Industries, Inc.	5.250%	11/15/12	550	552
	CRH America Inc.	5.625%	9/30/11	525	436
	CRH America Inc.	6.950%	3/15/12	800	668
	CRH America Inc.	5.300%	10/15/13	450	320
	CRH America Inc.	6.000%	9/30/16	1,050	665
	CRH America Inc.	6.400%	10/15/33	350	203
	Danaher Corp.	5.625%	1/15/18	375	387
	Deere & Co.	6.950%	4/25/14	325	344
	Deere & Co.	8.100%	5/15/30	1,175	1,328

31

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Deere & Co.	7.125%	3/3/31	675	703
Dover Corp.	5.450%	3/15/18	800	827
Dover Corp.	6.600%	3/15/38	450	520
Eaton Corp.	5.600%	5/15/18	300	288
Embraer Overseas Ltd.	6.375%	1/24/17	700	504
Emerson Electric Co.	7.125%	8/15/10	850	893
Emerson Electric Co.	4.500%	5/1/13	400	400
Emerson Electric Co.	5.250%	10/15/18	900	919
General Dynamics Corp.	4.500%	8/15/10	125	127
General Dynamics Corp.	4.250%	5/15/13	1,700	1,684
General Electric Co.	5.000%	2/1/13	3,000	3,045
General Electric Co.	5.250%	12/6/17	2,030	2,047
Goodrich Corp.	6.800%	7/1/36	80	84
Harsco Corp.	5.750%	5/15/18	750	762
Honeywell International, Inc.	6.125%	11/1/11	350	369
Honeywell International, Inc.	5.625%	8/1/12	650	677
Honeywell International, Inc.	4.250%	3/1/13	275	274
Honeywell International, Inc.	5.300%	3/1/18	125	127
Honeywell International, Inc.	5.700%	3/15/36	125	126
Ingersoll-Rand GL Holding Company	6.000%	8/15/13	475	465
Ingersoll-Rand GL Holding Company	6.875%	8/15/18	475	449
John Deere Capital Corp	4.950%	12/17/12	75	75
John Deere Capital Corp.	5.400%	10/17/11	1,425	1,432
John Deere Capital Corp.	5.350%	1/17/12	450	458
John Deere Capital Corp.	7.000%	3/15/12	925	993
John Deere Capital Corp.	4.900%	9/9/13	350	348
John Deere Capital Corp.	5.500%	4/13/17	200	193
Joy Global, Inc.	6.000%	11/15/16	250	212
Lafarge SA	6.150%	7/15/11	75	64
Lafarge SA	6.500%	7/15/16	900	608
Lafarge SA	7.125%	7/15/36	2,075	1,181
Lockheed Martin Corp.	7.650%	5/1/16	1,425	1,635
Lockheed Martin Corp.	6.150%	9/1/36	775	846
Martin Marietta Material	6.600%	4/15/18	850	627
Masco Corp.	5.875%	7/15/12	200	163
Masco Corp.	4.800%	6/15/15	1,375	904
Masco Corp.	6.500%	8/15/32	175	91
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	625	721
Mohawk Industries Inc.	5.750%	1/15/11	2,500	2,308
Mohawk Industries Inc.	6.125%	1/15/16	1,400	1,051
Northrop Grumman Corp.	7.125%	2/15/11	300	316
Northrop Grumman Corp.	7.750%	3/1/16	275	311
Northrop Grumman Corp.	7.750%	2/15/31	250	311
Parker-Hannifin Corp.	5.500%	5/15/18	225	219
Parker-Hannifin Corp.	6.250%	5/15/38	225	225
Raytheon Co.	4.850%	1/15/11	775	781
Raytheon Co.	5.500%	11/15/12	725	740
Raytheon Co.	7.200%	8/15/27	500	566
Republic Services, Inc.	6.750%	8/15/11	350	344
Republic Services, Inc.	6.086%	3/15/35	350	247
Rockwell Automation	5.650%	12/1/17	300	313
Rockwell Automation	6.700%	1/15/28	175	198
Rockwell Automation	6.250%	12/1/37	775	856
Roper Industries Inc.	6.625%	8/15/13	1,350	1,377
Textron Financial Corp.	4.600%	5/3/10	2,100	1,894
Textron Financial Corp.	5.125%	11/1/10	450	398

32

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Textron Financial Corp.	5.400%	4/28/13	475	344
Textron, Inc.	6.500%	6/1/12	1,000	862
TRW, Inc.	7.750%	6/1/29	725	834
Tyco International Group SA	6.125%	1/15/09	100	100
Tyco International Group SA	6.750%	2/15/11	2,725	2,612
Tyco International Group SA	7.000%	12/15/19	1,175	980
United Technologies Corp.	4.375%	5/1/10	725	731
United Technologies Corp.	7.125%	11/15/10	250	266
United Technologies Corp.	6.350%	3/1/11	1,025	1,070
United Technologies Corp.	6.100%	5/15/12	300	317
United Technologies Corp.	4.875%	5/1/15	325	321
United Technologies Corp.	5.375%	12/15/17	700	717
United Technologies Corp.	8.875%	11/15/19	850	1,104
United Technologies Corp.	7.500%	9/15/29	350	424
United Technologies Corp.	5.400%	5/1/35	500	478
USA Waste Services, Inc.	7.000%	7/15/28	80	66
Vulcan Materials Co.	6.300%	6/15/13	375	344
Vulcan Materials Co.	7.000%	6/15/18	675	521
Waste Management, Inc.	7.375%	8/1/10	175	177
Waste Management, Inc.	6.375%	11/15/12	225	214

Communication (2.1%)
America Movil SA de C.V.	5.500%	3/1/14	225	207
America Movil SA de C.V.	5.750%	1/15/15	1,500	1,382
America Movil SA de C.V.	6.375%	3/1/35	675	579
America Movil SA de C.V.	6.125%	11/15/37	750	611
AT&T Inc.	5.300%	11/15/10	650	660
AT&T Inc.	6.250%	3/15/11	400	410
AT&T Inc.	5.875%	2/1/12	885	908
AT&T Inc.	5.875%	8/15/12	1,390	1,432
AT&T Inc.	4.950%	1/15/13	1,035	1,043
AT&T Inc.	5.100%	9/15/14	3,910	3,902
AT&T Inc.	5.625%	6/15/16	2,895	2,901
AT&T Inc.	8.000%	11/15/31	3,375	4,375
AT&T Inc.	6.450%	6/15/34	975	1,084
AT&T Inc.	6.500%	9/1/37	3,150	3,511
AT&T Inc.	6.300%	1/15/38	1,150	1,261
AT&T Wireless	7.875%	3/1/11	1,390	1,464
AT&T Wireless	8.125%	5/1/12	725	778
AT&T Wireless	8.750%	3/1/31	1,015	1,244
BellSouth Capital Funding Corp.	7.875%	2/15/30	650	703
BellSouth Corp.	4.750%	11/15/12	20	20
BellSouth Corp.	5.200%	12/15/16	525	512
BellSouth Corp.	6.875%	10/15/31	450	463
BellSouth Corp.	6.550%	6/15/34	500	496
BellSouth Corp.	6.000%	11/15/34	555	494
BellSouth Telecommunications Inc.	6.375%	6/1/28	1,685	1,649
British Telecommunications PLC	8.625%	12/15/10	1,490	1,541
British Telecommunications PLC	5.150%	1/15/13	690	633
British Telecommunications PLC	5.950%	1/15/18	775	664
British Telecommunications PLC	9.125%	12/15/30	2,000	2,136
CBS Corp.	6.625%	5/15/11	1,295	1,144
CBS Corp.	5.625%	8/15/12	460	380
CBS Corp.	7.875%	7/30/30	605	383
CBS Corp.	5.500%	5/15/33	175	91
CenturyTel Enterprises	6.875%	1/15/28	175	110

33

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
CenturyTel, Inc.	7.875%	8/15/12	225	197
Cingular Wireless LLC	6.500%	12/15/11	2,200	2,247
Cingular Wireless LLC	7.125%	12/15/31	1,470	1,479
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	1,820	1,890
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	175	197
Comcast Cable Communications, Inc.	6.750%	1/30/11	3,500	3,538
Comcast Cable Communications, Inc.	8.875%	5/1/17	625	670
Comcast Corp.	5.500%	3/15/11	740	733
Comcast Corp.	6.500%	1/15/15	1,885	1,868
Comcast Corp.	5.900%	3/15/16	300	288
Comcast Corp.	6.500%	1/15/17	250	250
Comcast Corp.	6.300%	11/15/17	150	148
Comcast Corp.	6.500%	11/15/35	6,425	6,368
Comcast Corp.	6.450%	3/15/37	1,200	1,189
Comcast Corp.	6.400%	5/15/38	175	172
Cox Communications, Inc.	4.625%	1/15/10	1,000	967
Cox Communications, Inc.	7.125%	10/1/12	450	425
Cox Communications, Inc.	5.450%	12/15/14	1,310	1,144
Deutsche Telekom International Finance	8.500%	6/15/10	3,775	3,928
Deutsche Telekom International Finance	5.750%	3/23/16	870	830
Deutsche Telekom International Finance	8.750%	6/15/30	2,150	2,645
Embarq Corp.	7.082%	6/1/16	2,700	2,074
Embarq Corp.	7.995%	6/1/36	225	143
France Telecom	7.750%	3/1/11	2,500	2,631
France Telecom	8.500%	3/1/31	1,600	1,936
Gannett Co., Inc.	6.375%	4/1/12	1,000	653
Grupo Televisa SA	6.625%	3/18/25	625	534
GTE Corp.	8.750%	11/1/21	175	188
Koninklijke KPN NV	8.000%	10/1/10	1,155	1,162
Koninklijke KPN NV	8.375%	10/1/30	500	523
McGraw-Hill Cos. Inc.	5.375%	11/15/12	750	671
McGraw-Hill Cos. Inc.	5.900%	11/15/17	825	696
McGraw-Hill Cos. Inc.	6.550%	11/15/37	925	663
New England Telephone & Telegraph Co.	7.875%	11/15/29	1,835	1,654
News America Holdings, Inc.	8.000%	10/17/16	865	913
News America Holdings, Inc.	8.150%	10/17/36	175	190
News America Inc.	6.200%	12/15/34	2,550	2,249
News America Inc.	6.400%	12/15/35	1,425	1,382
News America Inc.	6.650%	11/15/37	1,410	1,364
Omnicom Group Inc.	5.900%	4/15/16	50	41
Qwest Communications International Inc.	7.875%	9/1/11	775	690
Qwest Communications International Inc.	8.875%	3/15/12	775	713
Qwest Communications International Inc.	7.500%	10/1/14	700	572
Qwest Communications International Inc.	6.500%	6/1/17	500	370
R.R. Donnelley & Sons Co.	4.950%	5/15/10	925	857
R.R. Donnelley & Sons Co.	5.625%	1/15/12	300	267
R.R. Donnelley & Sons Co.	4.950%	4/1/14	125	100
R.R. Donnelley & Sons Co.	5.500%	5/15/15	175	123
Reed Elsevier Capital	4.625%	6/15/12	100	95
Rogers Communications Inc.	6.375%	3/1/14	2,250	2,168
Rogers Communications Inc.	6.800%	8/15/18	1,475	1,493
TCI Communications, Inc.	8.750%	8/1/15	675	710
TCI Communications, Inc.	7.875%	2/15/26	355	355
Tele-Communications, Inc.	7.875%	8/1/13	275	281
Telecom Italia Capital	4.000%	1/15/10	1,595	1,501
Telecom Italia Capital	6.200%	7/18/11	1,740	1,539

34

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Telecom Italia Capital	5.250%	11/15/13	520	419
Telecom Italia Capital	4.950%	9/30/14	210	159
Telecom Italia Capital	5.250%	10/1/15	325	248
Telecom Italia Capital	6.375%	11/15/33	2,885	2,047
Telecom Italia Capital	6.000%	9/30/34	25	17
Telecom Italia Capital	7.200%	7/18/36	680	532
Telecom Italia Capital	7.721%	6/4/38	45	37
Telefonica Emisiones SAU	5.984%	6/20/11	925	920
Telefonica Emisiones SAU	6.421%	6/20/16	2,125	2,119
Telefonica Emisiones SAU	7.045%	6/20/36	1,105	1,232
Telefonica Europe BV	7.750%	9/15/10	1,425	1,449
Telefonica Europe BV	8.250%	9/15/30	400	464
Telefonos de Mexico SA	4.750%	1/27/10	375	376
Telefonos de Mexico SA	5.500%	1/27/15	2,900	2,625
Telus Corp.	8.000%	6/1/11	1,125	1,115
Thomson Corp.	6.200%	1/5/12	450	434
Thomson Corp.	5.700%	10/1/14	1,050	944
Thomson Corp.	6.500%	7/15/18	100	93
Thomson Corp.	5.500%	8/15/35	225	168
Thomson Reuters Corp.	5.950%	7/15/13	365	340
Time Warner Cable Inc.	5.400%	7/2/12	600	567
Time Warner Cable Inc.	6.200%	7/1/13	1,750	1,681
Time Warner Cable Inc.	8.250%	2/14/14	325	332
Time Warner Cable Inc.	6.750%	7/1/18	2,100	2,018
Time Warner Cable Inc.	8.750%	2/14/19	925	997
Time Warner Cable Inc.	6.550%	5/1/37	600	572
Time Warner Entertainment	10.150%	5/1/12	325	332
Time Warner Entertainment	8.875%	10/1/12	650	647
Time Warner Entertainment	8.375%	3/15/23	325	326
Time Warner Entertainment	8.375%	7/15/33	1,950	1,957
US Cellular	6.700%	12/15/33	325	237
US West Communications Group	7.500%	6/15/23	675	469
US West Communications Group	6.875%	9/15/33	675	402
Verizon Communications Corp.	5.350%	2/15/11	200	204
Verizon Communications Corp.	5.550%	2/15/16	2,200	2,165
Verizon Communications Corp.	8.750%	11/1/18	850	1,009
Verizon Communications Corp.	6.400%	2/15/38	1,080	1,159
Verizon Communications Corp.	6.900%	4/15/38	160	183
Verizon Communications Corp.	8.950%	3/1/39	2,775	3,637
Verizon Global Funding Corp.	7.250%	12/1/10	450	479
Verizon Global Funding Corp.	6.875%	6/15/12	3,450	3,614
Verizon Global Funding Corp.	7.375%	9/1/12	1,050	1,120
Verizon Global Funding Corp.	4.900%	9/15/15	1,000	928
Verizon Global Funding Corp.	7.750%	12/1/30	1,425	1,583
Verizon Global Funding Corp.	5.850%	9/15/35	2,400	2,330
Verizon Maryland, Inc.	5.125%	6/15/33	130	95
Verizon New England, Inc.	6.500%	9/15/11	725	733
Verizon New York, Inc.	6.875%	4/1/12	285	285
Verizon New York, Inc.	7.375%	4/1/32	225	188
Verizon Pennsylvania, Inc.	5.650%	11/15/11	850	820
Verizon Virginia, Inc.	4.625%	3/15/13	275	249
4 Verizon Wireless Inc.	7.375%	11/15/13	750	790
4 Verizon Wireless Inc.	8.500%	11/15/18	650	750
Vodafone AirTouch PLC	7.750%	2/15/10	325	332
Vodafone AirTouch PLC	7.875%	2/15/30	850	939
Vodafone Group PLC	5.350%	2/27/12	1,875	1,857

35

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Vodafone Group PLC	5.000%	12/16/13	275	266
Vodafone Group PLC	5.375%	1/30/15	800	767
Vodafone Group PLC	5.750%	3/15/16	450	428
Vodafone Group PLC	5.625%	2/27/17	1,000	962
Vodafone Group PLC	6.250%	11/30/32	1,225	1,160
Vodafone Group PLC	6.150%	2/27/37	300	301
WPP Finance USA Corp.	5.875%	6/15/14	475	427

Consumer Cyclical (1.1%)
4 Best Buy Co.	6.750%	7/15/13	1,475	1,359
Brinker International Inc.	5.750%	6/1/14	125	93
Costco Wholesale Corp.	5.500%	3/15/17	1,925	2,052
CVS Caremark Corp.	5.750%	8/15/11	800	793
CVS Caremark Corp.	4.875%	9/15/14	225	205
CVS Caremark Corp.	5.750%	6/1/17	425	400
CVS Caremark Corp.	6.250%	6/1/27	1,100	1,024
2 CVS Caremark Corp.	6.302%	6/1/37	700	302
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	225	204
DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	200	188
DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	325	280
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	3,775	3,228
DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	2,475	1,980
DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	1,125	821
Darden Restaurants Inc.	5.625%	10/15/12	625	549
Darden Restaurants Inc.	6.200%	10/15/17	700	549
Darden Restaurants Inc.	6.800%	10/15/37	425	292
Federated Retail Holding	5.350%	3/15/12	825	618
Federated Retail Holding	5.900%	12/1/16	2,275	1,393
Federated Retail Holding	6.375%	3/15/37	1,075	612
Home Depot Inc.	4.625%	8/15/10	1,025	987
Home Depot Inc.	5.250%	12/16/13	1,200	1,107
Home Depot Inc.	5.400%	3/1/16	1,550	1,378
ITT Corp.	7.375%	11/15/15	1,150	731
J.C. Penney Co., Inc.	8.000%	3/1/10	975	914
J.C. Penney Co., Inc.	7.950%	4/1/17	825	620
J.C. Penney Co., Inc.	5.750%	2/15/18	1,050	707
J.C. Penney Co., Inc.	6.375%	10/15/36	950	585
J.C. Penney Co., Inc.	7.400%	4/1/37	250	170
Johnson Controls, Inc.	5.250%	1/15/11	250	226
Johnson Controls, Inc.	6.000%	1/15/36	275	174
Kohl’s Corp.	6.250%	12/15/17	375	303
Kohl’s Corp.	6.000%	1/15/33	200	128
Kohl’s Corp.	6.875%	12/15/37	325	231
Lowe’s Cos., Inc.	5.600%	9/15/12	200	202
Lowe’s Cos., Inc.	5.400%	10/15/16	950	909
Lowe’s Cos., Inc.	6.100%	9/15/17	450	435
Lowe’s Cos., Inc.	6.875%	2/15/28	450	443
Lowe’s Cos., Inc.	5.800%	10/15/36	850	710
Macy’s Retail Holdings Inc.	5.750%	7/15/14	850	539
Macy’s Retail Holdings Inc.	6.790%	7/15/27	175	92
Macy’s Retail Holdings Inc.	7.000%	2/15/28	200	108
Macys Retail Holdings Inc.	6.900%	4/1/29	675	364
Marriott International	4.625%	6/15/12	275	208
Marriott International	5.625%	2/15/13	400	303
Marriott International	6.200%	6/15/16	400	278
Marriott International	6.375%	6/15/17	400	277

36

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
McDonald’s Corp.	6.000%	4/15/11	425	451
McDonald’s Corp.	5.300%	3/15/17	150	154
McDonald’s Corp.	5.800%	10/15/17	650	693
McDonald’s Corp.	5.350%	3/1/18	900	935
McDonald’s Corp.	6.300%	10/15/37	400	435
Nordstrom, Inc.	6.250%	1/15/18	175	123
Nordstrom, Inc.	6.950%	3/15/28	175	115
Nordstrom, Inc.	7.000%	1/15/38	275	167
Starwood Hotel Resorts	7.875%	5/1/12	675	520
Starwood Hotel Resorts	6.250%	2/15/13	400	276
Target Corp.	7.500%	8/15/10	225	235
Target Corp.	6.350%	1/15/11	275	284
Target Corp.	5.875%	3/1/12	800	825
Target Corp.	5.125%	1/15/13	975	970
Target Corp.	4.000%	6/15/13	335	318
Target Corp.	6.000%	1/15/18	1,000	974
Target Corp.	7.000%	7/15/31	1,400	1,286
Target Corp.	6.350%	11/1/32	125	106
Target Corp.	7.000%	1/15/38	1,700	1,590
The Walt Disney Co.	5.700%	7/15/11	1,250	1,318
The Walt Disney Co.	6.375%	3/1/12	675	718
The Walt Disney Co.	4.500%	12/15/13	725	730
The Walt Disney Co.	5.625%	9/15/16	1,350	1,397
The Walt Disney Co.	5.875%	12/15/17	900	945
Time Warner, Inc.	6.750%	4/15/11	800	786
Time Warner, Inc.	6.875%	5/1/12	575	558
Time Warner, Inc.	9.125%	1/15/13	2,275	2,287
Time Warner, Inc.	9.150%	2/1/23	275	304
Time Warner, Inc.	7.570%	2/1/24	40	38
Time Warner, Inc.	6.950%	1/15/28	230	208
Time Warner, Inc.	6.625%	5/15/29	1,625	1,427
Time Warner, Inc.	7.625%	4/15/31	1,385	1,368
Time Warner, Inc.	7.700%	5/1/32	1,770	1,756
Toll Brothers, Inc.	5.950%	9/15/13	425	331
Toll Brothers, Inc.	5.150%	5/15/15	275	198
Toyota Motor Credit Corp.	4.250%	3/15/10	3,025	3,042
Toyota Motor Credit Corp.	4.350%	12/15/10	500	507
Toyota Motor Credit Corp.	5.450%	5/18/11	300	311
VF Corp.	5.950%	11/1/17	425	379
VF Corp.	6.450%	11/1/37	375	306
Viacom Inc.	5.750%	4/30/11	725	654
Viacom Inc.	6.250%	4/30/16	225	188
Viacom Inc.	6.125%	10/5/17	1,275	1,044
Wal-Mart Stores, Inc.	4.125%	7/1/10	1,250	1,269
Wal-Mart Stores, Inc.	4.750%	8/15/10	650	676
Wal-Mart Stores, Inc.	4.250%	4/15/13	600	621
Wal-Mart Stores, Inc.	4.550%	5/1/13	1,925	2,006
Wal-Mart Stores, Inc.	7.250%	6/1/13	650	743
Wal-Mart Stores, Inc.	4.500%	7/1/15	3,625	3,666
Wal-Mart Stores, Inc.	5.375%	4/5/17	200	214
Wal-Mart Stores, Inc.	5.800%	2/15/18	400	439
Wal-Mart Stores, Inc.	5.875%	4/5/27	2,475	2,649
Wal-Mart Stores, Inc.	7.550%	2/15/30	875	1,073
Wal-Mart Stores, Inc.	5.250%	9/1/35	325	326
Wal-Mart Stores, Inc.	6.500%	8/15/37	525	629
Wal-Mart Stores, Inc.	6.200%	4/15/38	95	106

37

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Walgreen Co.	4.875%	8/1/13	725	752
Western Union Co.	5.400%	11/17/11	1,325	1,266
Western Union Co.	5.930%	10/1/16	575	501
Western Union Co.	6.200%	11/17/36	350	273
Yum! Brands, Inc.	8.875%	4/15/11	350	352
Yum! Brands, Inc.	7.700%	7/1/12	250	247
Yum! Brands, Inc.	6.250%	4/15/16	675	577
Yum! Brands, Inc.	6.250%	3/15/18	425	370
Yum! Brands, Inc.	6.875%	11/15/37	1,475	1,189

Consumer Noncyclical (1.9%)
Abbott Laboratories	3.750%	3/15/11	650	663
Abbott Laboratories	5.600%	5/15/11	75	79
Abbott Laboratories	5.150%	11/30/12	600	644
Abbott Laboratories	4.350%	3/15/14	1,000	1,020
Abbott Laboratories	5.875%	5/15/16	1,025	1,124
Abbott Laboratories	5.600%	11/30/17	675	727
Allergan Inc.	5.750%	4/1/16	125	120
Altria Group, Inc.	8.500%	11/10/13	1,000	1,046
Altria Group, Inc.	9.700%	11/10/18	600	650
Altria Group, Inc.	9.950%	11/10/38	675	739
AmerisourceBergen Corp.	5.625%	9/15/12	200	186
AmerisourceBergen Corp.	5.875%	9/15/15	2,205	1,952
Amgen Inc.	4.850%	11/18/14	725	713
Amgen Inc.	5.850%	6/1/17	1,650	1,702
Amgen Inc.	6.375%	6/1/37	700	743
Amgen Inc.	6.900%	6/1/38	90	103
Anheuser-Busch Cos., Inc.	6.000%	4/15/11	700	707
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	450	417
Anheuser-Busch Cos., Inc.	5.750%	4/1/36	1,300	1,054
Archer-Daniels-Midland Co.	5.450%	3/15/18	1,150	1,143
Archer-Daniels-Midland Co.	7.000%	2/1/31	425	444
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,325	1,239
Archer-Daniels-Midland Co.	5.375%	9/15/35	350	304
Archer-Daniels-Midland Co.	6.450%	1/15/38	375	381
AstraZeneca PLC	5.400%	9/15/12	650	689
AstraZeneca PLC	5.400%	6/1/14	275	288
AstraZeneca PLC	5.900%	9/15/17	1,500	1,603
AstraZeneca PLC	6.450%	9/15/37	2,125	2,428
Baxter Finco, BV	4.750%	10/15/10	850	851
Baxter International, Inc.	5.900%	9/1/16	625	674
Baxter International, Inc.	6.250%	12/1/37	375	426
Biogen Idec Inc.	6.000%	3/1/13	1,200	1,216
Biogen Idec Inc.	6.875%	3/1/18	1,800	1,793
Bottling Group LLC	4.625%	11/15/12	2,350	2,377
Bottling Group LLC	5.000%	11/15/13	300	298
Bottling Group LLC	5.500%	4/1/16	575	576
Bristol-Myers Squibb Co.	5.250%	8/15/13	975	1,041
Bristol-Myers Squibb Co.	5.450%	5/1/18	300	310
Bristol-Myers Squibb Co.	5.875%	11/15/36	1,800	1,930
Bristol-Myers Squibb Co.	6.125%	5/1/38	325	361
Bristol-Myers Squibb Co.	6.875%	8/1/97	175	203
Bunge Ltd. Finance Corp.	5.100%	7/15/15	250	185
C.R. Bard, Inc.	6.700%	12/1/26	750	748
Campbell Soup Co.	6.750%	2/15/11	1,300	1,372
Cardinal Health, Inc.	5.650%	6/15/12	200	193

38

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cardinal Health, Inc.	5.800%	10/15/16	575	525
Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	925	1,013
Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	695	730
Clorox Co.	4.200%	1/15/10	25	25
Coca-Cola Co.	5.350%	11/15/17	1,850	1,995
Coca-Cola Enterprises Inc.	5.000%	8/15/13	1,000	994
Coca-Cola Enterprises Inc.	7.375%	3/3/14	300	331
Coca-Cola Enterprises Inc.	8.500%	2/1/22	500	583
Coca-Cola Enterprises Inc.	7.000%	10/1/26	1,225	1,279
Coca-Cola Enterprises Inc.	6.950%	11/15/26	525	546
Coca-Cola Enterprises Inc.	6.750%	9/15/28	250	255
ConAgra Foods, Inc.	7.875%	9/15/10	666	679
ConAgra Foods, Inc.	7.125%	10/1/26	450	431
ConAgra Foods, Inc.	7.000%	10/1/28	100	96
ConAgra Foods, Inc.	8.250%	9/15/30	250	265
Covidien International	6.000%	10/15/17	1,175	1,152
Covidien International	6.550%	10/15/37	750	738
Diageo Capital PLC	5.200%	1/30/13	350	350
Diageo Capital PLC	5.750%	10/23/17	1,075	1,044
Diageo Finance BV	5.300%	10/28/15	150	147
4 Dr. Pepper Snapple Group	6.120%	5/1/13	175	171
4 Dr. Pepper Snapple Group	6.820%	5/1/18	550	537
4 Dr. Pepper Snapple Group	7.450%	5/1/38	150	149
Eli Lilly & Co.	6.000%	3/15/12	1,875	2,022
Eli Lilly & Co.	5.200%	3/15/17	500	511
Eli Lilly & Co.	5.500%	3/15/27	1,175	1,199
Fortune Brands Inc.	5.125%	1/15/11	1,125	1,086
Fortune Brands Inc.	5.375%	1/15/16	200	169
Fortune Brands Inc.	5.875%	1/15/36	225	165
Genentech Inc.	4.400%	7/15/10	175	176
Genentech Inc.	4.750%	7/15/15	500	495
Genentech Inc.	5.250%	7/15/35	225	217
General Mills, Inc.	6.000%	2/15/12	1,958	2,011
General Mills, Inc.	5.650%	9/10/12	25	26
General Mills, Inc.	5.250%	8/15/13	1,100	1,107
General Mills, Inc.	5.200%	3/17/15	310	295
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	2,300	2,364
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	1,700	1,700
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	1,500	1,578
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	2,550	2,926
Grand Metropolitan Investment Corp.	9.000%	8/15/11	1,725	1,861
H.J. Heinz Co.	6.625%	7/15/11	1,075	1,107
H.J. Heinz Co.	6.750%	3/15/32	850	764
Hasbro Inc.	6.300%	9/15/17	975	908
Hershey Foods Corp.	5.450%	9/1/16	150	150
Hospira, Inc.	5.900%	6/15/14	125	108
Johnson & Johnson	5.550%	8/15/17	1,225	1,393
Johnson & Johnson	5.150%	7/15/18	225	247
Johnson & Johnson	6.950%	9/1/29	75	97
Johnson & Johnson	4.950%	5/15/33	425	439
Johnson & Johnson	5.950%	8/15/37	1,175	1,432
Johnson & Johnson	5.850%	7/15/38	1,075	1,277
Kellogg Co.	6.600%	4/1/11	2,775	2,914
Kellogg Co.	4.250%	3/6/13	400	399
Kimberly-Clark Corp.	5.625%	2/15/12	625	650
Kimberly-Clark Corp.	4.875%	8/15/15	875	859

39

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	6.125%	8/1/17	275	292
Kraft Foods, Inc.	4.125%	11/12/09	1,275	1,296
Kraft Foods, Inc.	5.625%	11/1/11	2,000	2,036
Kraft Foods, Inc.	6.250%	6/1/12	100	103
Kraft Foods, Inc.	6.750%	2/19/14	350	362
Kraft Foods, Inc.	6.500%	8/11/17	900	893
Kraft Foods, Inc.	6.500%	11/1/31	2,100	2,034
Kraft Foods, Inc.	7.000%	8/11/37	2,300	2,320
Kraft Foods, Inc.	6.875%	1/26/39	775	792
Kroger Co.	6.800%	4/1/11	1,250	1,264
Kroger Co.	6.750%	4/15/12	275	282
Kroger Co.	6.200%	6/15/12	500	505
Kroger Co.	6.400%	8/15/17	10	10
Kroger Co.	6.800%	12/15/18	975	1,012
Kroger Co.	6.150%	1/15/20	820	802
Kroger Co.	7.700%	6/1/29	1,425	1,547
Kroger Co.	8.000%	9/15/29	450	503
Laboratory Corp. of America	5.625%	12/15/15	375	321
McKesson Corp.	7.750%	2/1/12	450	460
McKesson Corp.	5.250%	3/1/13	1,425	1,328
Medco Health Solutions	7.250%	8/15/13	1,450	1,385
Medtronic Inc.	4.375%	9/15/10	175	174
Medtronic Inc.	4.750%	9/15/15	1,300	1,248
Merck & Co.	4.375%	2/15/13	325	353
Merck & Co.	4.750%	3/1/15	975	974
Merck & Co.	6.400%	3/1/28	1,225	1,338
Merck & Co.	5.950%	12/1/28	250	260
Molson Coors Capital Finance	4.850%	9/22/10	350	344
Pepsi Bottling Group, Inc.	7.000%	3/1/29	450	488
PepsiAmericas Inc.	5.750%	7/31/12	550	546
PepsiAmericas Inc.	5.000%	5/15/17	600	543
Pepsico, Inc.	5.150%	5/15/12	475	501
Pepsico, Inc.	4.650%	2/15/13	450	472
Pepsico, Inc.	5.000%	6/1/18	900	923
Pharmacia Corp.	6.600%	12/1/28	725	811
Philip Morris International Inc	5.650%	5/16/18	555	552
Philip Morris International Inc.	4.875%	5/16/13	1,475	1,494
Philip Morris International Inc.	6.875%	3/17/14	1,400	1,468
Philip Morris International Inc.	6.375%	5/16/38	1,155	1,223
Philips Electronics NV	4.625%	3/11/13	450	427
Philips Electronics NV	5.750%	3/11/18	1,075	1,004
Philips Electronics NV	6.875%	3/11/38	200	190
Procter & Gamble Co.	4.950%	8/15/14	950	982
Procter & Gamble Co.	6.450%	1/15/26	2,250	2,573
Procter & Gamble Co.	5.800%	8/15/34	475	509
2 Procter & Gamble Co. ESOP	9.360%	1/1/21	938	1,124
Quest Diagnostic, Inc.	6.400%	7/1/17	140	129
Quest Diagnostic, Inc.	6.950%	7/1/37	1,070	921
Reynolds American Inc.	6.500%	7/15/10	350	339
Reynolds American Inc.	7.250%	6/1/12	1,150	1,065
Reynolds American Inc.	7.250%	6/15/37	840	596
Safeway, Inc.	4.950%	8/16/10	650	647
Safeway, Inc.	6.500%	3/1/11	825	828
Safeway, Inc.	5.800%	8/15/12	225	224
Safeway, Inc.	6.350%	8/15/17	225	227
Safeway, Inc.	7.250%	2/1/31	925	1,067

40

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Schering-Plough Corp.	5.550%	12/1/13	925	927
Schering-Plough Corp.	6.750%	12/1/33	790	822
Sysco Corp.	4.200%	2/12/13	150	151
Sysco Corp.	5.250%	2/12/18	500	508
Sysco Corp.	5.375%	9/21/35	575	548
Teva Pharmaceutical Finance LLC	5.550%	2/1/16	775	758
Unilever Capital Corp.	7.125%	11/1/10	1,750	1,873
UST, Inc.	5.750%	3/1/18	500	416
Whirlpool Corp.	5.500%	3/1/13	1,825	1,456
Wyeth	6.950%	3/15/11	625	662
Wyeth	5.500%	3/15/13	1,625	1,660
Wyeth	5.500%	2/15/16	175	179
Wyeth	6.450%	2/1/24	175	197
Wyeth	6.500%	2/1/34	1,800	2,004
Wyeth	6.000%	2/15/36	400	434
Wyeth	5.950%	4/1/37	2,375	2,585

Energy (0.8%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	400	358
Amerada Hess Corp.	6.650%	8/15/11	275	271
Amerada Hess Corp.	7.875%	10/1/29	1,520	1,475
Anadarko Finance Co.	6.750%	5/1/11	1,275	1,258
Anadarko Finance Co.	7.500%	5/1/31	10	9
Apache Corp.	6.250%	4/15/12	800	841
Apache Corp.	5.250%	4/15/13	200	205
Apache Corp.	6.000%	9/15/13	575	601
Apache Corp.	5.625%	1/15/17	100	100
Apache Corp.	6.900%	9/15/18	500	545
Apache Corp.	6.000%	1/15/37	325	311
Apache Finance Canada Corp.	7.750%	12/15/29	125	137
Baker Hughes, Inc.	6.875%	1/15/29	175	178
BJ Services Co.	6.000%	6/1/18	150	133
BP Capital Markets PLC	5.250%	11/7/13	1,700	1,789
Burlington Resources, Inc.	6.680%	2/15/11	775	798
Burlington Resources, Inc.	6.500%	12/1/11	975	999
Burlington Resources, Inc.	7.200%	8/15/31	200	203
Burlington Resources, Inc.	7.400%	12/1/31	1,475	1,533
Canadian Natural Resources	5.150%	2/1/13	100	92
Canadian Natural Resources	4.900%	12/1/14	750	643
Canadian Natural Resources	7.200%	1/15/32	1,300	1,158
Canadian Natural Resources	6.450%	6/30/33	975	790
Canadian Natural Resources	6.500%	2/15/37	650	532
Canadian Natural Resources	6.250%	3/15/38	375	295
Canadian Natural Resources	6.750%	2/1/39	50	42
Conoco Funding Co.	6.350%	10/15/11	1,275	1,339
Conoco Funding Co.	7.250%	10/15/31	175	187
Conoco, Inc.	6.950%	4/15/29	50	54
ConocoPhillips	8.750%	5/25/10	575	616
ConocoPhillips Canada	5.300%	4/15/12	1,600	1,615
ConocoPhillips Canada	5.950%	10/15/36	1,000	971
Devon Energy Corp.	7.950%	4/15/32	475	528
Devon Financing Corp.	6.875%	9/30/11	1,325	1,339
Devon Financing Corp.	7.875%	9/30/31	650	713
Diamond Offshore Drilling	4.875%	7/1/15	50	47
Encana Corp.	4.750%	10/15/13	75	66
Encana Corp.	6.500%	8/15/34	1,250	999

41

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Encana Corp.	6.625%	8/15/37	1,450	1,170
Encana Holdings Finance Corp.	5.800%	5/1/14	750	706
EOG Resources Inc.	6.125%	10/1/13	825	864
Halliburton Co.	5.500%	10/15/10	500	519
Halliburton Co.	5.900%	9/15/18	325	344
Halliburton Co.	6.700%	9/15/38	1,350	1,447
Husky Energy Inc.	6.250%	6/15/12	175	174
Husky Energy Inc.	6.800%	9/15/37	650	505
Kerr McGee Corp.	6.875%	9/15/11	850	841
Kerr McGee Corp.	6.950%	7/1/24	1,360	1,174
Kerr McGee Corp.	7.875%	9/15/31	800	736
Lasmo Inc.	7.300%	11/15/27	130	141
Marathon Oil Corp.	6.125%	3/15/12	1,225	1,193
Marathon Oil Corp.	6.000%	7/1/12	500	493
Marathon Oil Corp.	6.600%	10/1/37	345	256
Nabors Industries Inc.	6.150%	2/15/18	225	197
Nexen, Inc.	5.050%	11/20/13	350	323
Nexen, Inc.	5.650%	5/15/17	550	464
Nexen, Inc.	7.875%	3/15/32	200	190
Noble Energy Inc.	8.000%	4/1/27	550	539
Norsk Hydro	7.250%	9/23/27	1,575	1,745
Norsk Hydro	7.150%	1/15/29	275	299
Occidental Petroleum	4.250%	3/15/10	1,000	1,009
Occidental Petroleum	6.750%	1/15/12	350	369
Ocean Energy, Inc.	7.250%	10/1/11	50	51
PanCanadian Energy Corp.	7.200%	11/1/31	425	373
Petro-Canada	4.000%	7/15/13	725	624
Petro-Canada	7.875%	6/15/26	325	303
Petro-Canada	7.000%	11/15/28	275	233
Petro-Canada	5.350%	7/15/33	275	183
Petro-Canada	5.950%	5/15/35	350	241
Petro-Canada Financial Partnership	5.000%	11/15/14	1,025	854
Petro-Canada Financial Partnership	6.050%	5/15/18	950	803
Questar Market Resources	6.050%	9/1/16	375	345
Shell International Finance BV	5.625%	6/27/11	625	658
Shell International Finance BV	4.950%	3/22/12	475	491
Shell International Finance BV	5.200%	3/22/17	400	416
Shell International Finance BV	6.375%	12/15/38	1,225	1,395
Suncor Energy, Inc.	6.100%	6/1/18	450	388
Suncor Energy, Inc.	5.950%	12/1/34	275	198
Sunoco, Inc.	4.875%	10/15/14	125	104
Sunoco, Inc.	5.750%	1/15/17	350	295
Talisman Energy, Inc.	5.125%	5/15/15	100	89
Talisman Energy, Inc.	5.850%	2/1/37	1,475	1,022
Tosco Corp.	8.125%	2/15/30	1,525	1,793
Transocean Inc.	5.250%	3/15/13	300	278
Transocean Inc.	6.000%	3/15/18	875	791
Transocean Inc.	7.500%	4/15/31	450	402
Transocean Inc.	6.800%	3/15/38	385	339
Valero Energy Corp.	6.875%	4/15/12	850	858
Valero Energy Corp.	7.500%	4/15/32	1,050	836
Valero Energy Corp.	6.625%	6/15/37	1,600	1,178
Weatherford International Inc.	5.500%	2/15/16	40	33
Weatherford International Inc.	6.350%	6/15/17	825	718
Weatherford International Inc.	6.500%	8/1/36	950	700
Weatherford International Inc.	6.800%	6/15/37	200	151

42

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
XTO Energy, Inc.	5.900%	8/1/12	450	444
XTO Energy, Inc.	6.250%	4/15/13	500	498
XTO Energy, Inc.	5.750%	12/15/13	1,650	1,596
XTO Energy, Inc.	4.900%	2/1/14	200	179
XTO Energy, Inc.	5.000%	1/31/15	125	110
XTO Energy, Inc.	6.250%	8/1/17	1,675	1,608
XTO Energy, Inc.	6.500%	12/15/18	800	782
XTO Energy, Inc.	6.100%	4/1/36	75	61

Other Industrial (0.0%)
Cintas Corp.	6.125%	12/1/17	425	396

Technology (0.6%)
Agilent Technologies Inc.	6.500%	11/1/17	1,300	894
Avnet Inc.	6.625%	9/15/16	460	354
BMC Software Inc.	7.250%	6/1/18	350	328
Cisco Systems Inc.	5.250%	2/22/11	2,850	2,963
Cisco Systems Inc.	5.500%	2/22/16	1,375	1,451
Computer Sciences Corp.	5.000%	2/15/13	550	486
Dell Inc.	4.700%	4/15/13	800	743
Dell Inc.	5.650%	4/15/18	450	390
Dell Inc.	6.500%	4/15/38	600	495
Electronic Data Systems	7.125%	10/15/09	415	428
Electronic Data Systems	6.000%	8/1/13	725	750
Equifax Inc.	6.300%	7/1/17	200	143
Equifax Inc.	7.000%	7/1/37	300	190
Fiserv, Inc.	6.125%	11/20/12	1,600	1,499
Fiserv, Inc.	6.800%	11/20/17	1,025	879
Harris Corp.	5.000%	10/1/15	550	464
Hewlett-Packard Co.	4.500%	3/1/13	775	790
Hewlett-Packard Co.	5.400%	3/1/17	975	992
Hewlett-Packard Co.	5.500%	3/1/18	400	409
IBM International Group Capital	5.050%	10/22/12	2,000	2,098
International Business Machines Corp.	4.950%	3/22/11	350	362
International Business Machines Corp.	7.500%	6/15/13	775	873
International Business Machines Corp.	5.700%	9/14/17	3,875	4,112
International Business Machines Corp.	7.000%	10/30/25	450	512
International Business Machines Corp.	6.220%	8/1/27	1,100	1,162
International Business Machines Corp.	5.875%	11/29/32	225	231
International Business Machines Corp.	7.125%	12/1/96	125	144
Intuit Inc.	5.400%	3/15/12	425	390
Intuit Inc.	5.750%	3/15/17	225	163
Lexmark International Inc.	5.900%	6/1/13	300	257
Lexmark International Inc.	6.650%	6/1/18	775	568
Motorola, Inc.	7.625%	11/15/10	201	177
Motorola, Inc.	5.375%	11/15/12	500	373
Motorola, Inc.	7.500%	5/15/25	150	81
Motorola, Inc.	6.500%	9/1/25	50	26
Motorola, Inc.	6.500%	11/15/28	225	117
Motorola, Inc.	6.625%	11/15/37	600	284
National Semiconductor	6.600%	6/15/17	1,200	871
Oracle Corp.	5.000%	1/15/11	1,175	1,203
Oracle Corp.	4.950%	4/15/13	4,000	4,124
Oracle Corp.	5.250%	1/15/16	1,150	1,182
Pitney Bowes, Inc.	4.625%	10/1/12	550	540
Pitney Bowes, Inc.	3.875%	6/15/13	500	475

43

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pitney Bowes, Inc.	4.750%	1/15/16	2,725	2,579
Science Applications International Corp.	6.250%	7/1/12	100	102
Science Applications International Corp.	5.500%	7/1/33	100	75
Tyco Electronics Group	6.550%	10/1/17	675	568
Xerox Capital Trust I	8.000%	2/1/27	525	353
Xerox Corp.	7.125%	6/15/10	975	916
Xerox Corp.	6.875%	8/15/11	300	262
Xerox Corp.	5.500%	5/15/12	690	541
Xerox Corp.	7.625%	6/15/13	300	250
Xerox Corp.	6.400%	3/15/16	670	500
Xerox Corp.	6.750%	2/1/17	450	322

Transportation (0.4%)
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	575	590
Burlington Northern Santa Fe Corp.	5.650%	5/1/17	2,350	2,292
Burlington Northern Santa Fe Corp.	7.000%	12/15/25	550	552
Burlington Northern Santa Fe Corp.	6.200%	8/15/36	775	716
Canadian National Railway Co.	6.375%	10/15/11	425	435
Canadian National Railway Co.	4.400%	3/15/13	275	271
Canadian National Railway Co.	5.850%	11/15/17	75	76
Canadian National Railway Co.	6.800%	7/15/18	1,200	1,307
Canadian National Railway Co.	6.250%	8/1/34	275	278
Canadian National Railway Co.	6.200%	6/1/36	625	636
Canadian Pacific Railway Co.	6.250%	10/15/11	1,475	1,434
Canadian Pacific Railway Co.	7.125%	10/15/31	175	140
Canadian Pacific Railway Co.	5.950%	5/15/37	200	139
CNF, Inc.	6.700%	5/1/34	575	414
Continental Airlines, Inc.	6.563%	2/15/12	550	439
2 Continental Airlines, Inc.	6.648%	9/15/17	1,631	1,244
2 Continental Airlines, Inc.	5.983%	4/19/22	230	154
CSX Corp.	6.750%	3/15/11	1,200	1,200
CSX Corp.	6.300%	3/15/12	475	467
CSX Corp.	5.600%	5/1/17	75	67
CSX Corp.	7.900%	5/1/17	300	310
CSX Corp.	6.150%	5/1/37	500	413
Delta Air Lines Enhanced
Equipment Trust Certificates	6.417%	7/2/12	500	361
2 Delta Air Lines Enhanced
Equipment Trust Certificates	6.718%	1/2/23	462	296
Delta Air Lines, Inc.	7.111%	9/18/11	500	385
2 Delta Air Lines, Inc.	6.821%	8/10/22	1,122	668
Norfolk Southern Corp.	6.750%	2/15/11	2,000	2,033
Norfolk Southern Corp.	7.700%	5/15/17	275	298
Norfolk Southern Corp.	9.750%	6/15/20	633	734
Norfolk Southern Corp.	7.800%	5/15/27	325	359
Norfolk Southern Corp.	7.050%	5/1/37	80	83
Norfolk Southern Corp.	7.900%	5/15/97	325	365
Ryder System Inc.	5.950%	5/2/11	350	314
Ryder System Inc.	5.850%	3/1/14	325	253
Ryder System Inc.	7.200%	9/1/15	525	391
Ryder System Inc.	5.850%	11/1/16	150	124
Southwest Airlines Co.	6.500%	3/1/12	1,650	1,554
Southwest Airlines Co.	5.750%	12/15/16	475	325
Southwest Airlines Co.	5.125%	3/1/17	100	70
2 Southwest Airlines Co.	6.150%	8/1/22	812	634
Union Pacific Corp.	3.625%	6/1/10	250	246

44

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Union Pacific Corp.	6.125%	1/15/12	50	50
Union Pacific Corp.	6.500%	4/15/12	300	307
Union Pacific Corp.	5.450%	1/31/13	1,250	1,219
Union Pacific Corp.	5.750%	11/15/17	475	454
Union Pacific Corp.	5.700%	8/15/18	575	557
Union Pacific Corp.	6.625%	2/1/29	600	569
2 Union Pacific Railroad Co.	6.176%	1/2/31	248	243
United Parcel Service of America	4.500%	1/15/13	325	340
United Parcel Service of America	5.500%	1/15/18	375	399
United Parcel Service of America	6.200%	1/15/38	700	772
				630,314
Utilities (1.8%)
Electric (1.4%)
AEP Texas Central Co.	6.650%	2/15/33	325	297
Alabama Power Co.	5.500%	10/15/17	850	840
American Water Capital Corp.	6.085%	10/15/17	1,175	1,027
American Water Capital Corp.	6.593%	10/15/37	875	669
Arizona Public Service Co.	4.650%	5/15/15	350	269
Baltimore Gas & Electric Co.	5.900%	10/1/16	500	453
Baltimore Gas & Electric Co.	6.350%	10/1/36	200	160
Carolina Power & Light Co.	6.500%	7/15/12	1,500	1,529
Carolina Power & Light Co.	5.125%	9/15/13	775	791
CenterPoint Energy Houston	5.700%	3/15/13	1,025	955
CenterPoint Energy Inc.	6.500%	5/1/18	220	180
Cincinnati Gas & Electric Co.	5.700%	9/15/12	225	221
Cleveland Electric Illumination Co.	7.880%	11/1/17	175	179
Columbus Southern Power	5.850%	10/1/35	500	438
Commonwealth Edison Co.	6.150%	3/15/12	375	370
Commonwealth Edison Co.	5.950%	8/15/16	1,150	1,081
Commonwealth Edison Co.	6.150%	9/15/17	1,625	1,528
Commonwealth Edison Co.	5.800%	3/15/18	375	337
Connecticut Light & Power Co.	6.350%	6/1/36	1,350	1,382
Consolidated Edison Co. of New York	4.875%	2/1/13	175	171
Consolidated Edison Co. of New York	5.375%	12/15/15	275	270
Consolidated Edison Co. of New York	5.500%	9/15/16	1,500	1,470
Consolidated Edison Co. of New York	5.300%	3/1/35	50	43
Consolidated Edison Co. of New York	5.850%	3/15/36	300	278
Consolidated Edison Co. of New York	6.200%	6/15/36	400	389
Consolidated Edison Co. of New York	6.300%	8/15/37	925	910
Constellation Energy Group, Inc.	6.125%	9/1/09	300	298
Constellation Energy Group, Inc.	7.000%	4/1/12	50	45
Constellation Energy Group, Inc.	4.550%	6/15/15	2,500	1,901
Constellation Energy Group, Inc.	7.600%	4/1/32	325	276
Consumers Energy Co.	5.000%	2/15/12	350	340
Consumers Energy Co.	5.375%	4/15/13	175	172
Consumers Energy Co.	5.500%	8/15/16	675	640
Detroit Edison Co.	6.125%	10/1/10	275	280
Detroit Edison Co.	5.700%	10/1/37	375	342
Dominion Resources, Inc.	4.750%	12/15/10	650	631
Dominion Resources, Inc.	6.250%	6/30/12	210	207
Dominion Resources, Inc.	5.700%	9/17/12	180	178
Dominion Resources, Inc.	5.150%	7/15/15	1,875	1,773
Dominion Resources, Inc.	6.000%	11/30/17	1,075	1,030
Dominion Resources, Inc.	6.400%	6/15/18	590	581
Dominion Resources, Inc.	6.300%	3/15/33	75	64
Dominion Resources, Inc.	5.250%	8/1/33	175	158
45

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dominion Resources, Inc.	5.950%	6/15/35	500	441
2 Dominion Resources, Inc.	6.300%	9/30/66	325	151
DTE Energy Co.	7.050%	6/1/11	175	173
Duke Energy Carolinas LLC	6.100%	6/1/37	1,325	1,330
Duke Energy Carolinas LLC	6.000%	1/15/38	150	150
Duke Energy Carolinas LLC	6.050%	4/15/38	50	50
Duke Energy Corp.	6.250%	1/15/12	1,200	1,245
Duke Energy Corp.	6.450%	10/15/32	900	966
Duke Energy Indiana Inc.	6.350%	8/15/38	850	907
El Paso Electric Co.	6.000%	5/15/35	125	85
Energy East Corp.	6.750%	6/15/12	550	550
Energy East Corp.	6.750%	7/15/36	750	634
4 Entergy Gulf States, Inc.	6.000%	5/1/18	1,050	911
Entergy Louisiana LLC	6.500%	9/1/18	200	184
Exelon Corp.	4.900%	6/15/15	575	495
Exelon Corp.	5.625%	6/15/35	20	13
FirstEnergy Corp.	6.450%	11/15/11	4,965	4,846
FirstEnergy Corp.	7.375%	11/15/31	30	28
Florida Power & Light Co.	5.550%	11/1/17	250	261
Florida Power & Light Co.	5.950%	10/1/33	400	429
Florida Power & Light Co.	5.625%	4/1/34	775	797
Florida Power & Light Co.	5.650%	2/1/37	675	701
Florida Power & Light Co.	5.850%	5/1/37	700	749
Florida Power & Light Co.	5.950%	2/1/38	500	542
Florida Power Corp.	4.500%	6/1/10	425	422
Florida Power Corp.	4.800%	3/1/13	775	750
Florida Power Corp.	5.650%	6/15/18	550	567
Florida Power Corp.	6.350%	9/15/37	350	386
FPL Group Capital, Inc.	5.625%	9/1/11	250	259
FPL Group Capital, Inc.	5.350%	6/15/13	700	703
2 FPL Group Capital, Inc.	6.350%	10/1/66	250	124
2 FPL Group Capital, Inc.	6.650%	6/15/67	625	313
Illinois Power	6.125%	11/15/17	375	331
Indiana Michigan Power Co.	6.050%	3/15/37	2,250	1,831
2 Integrys Energy Group	6.110%	12/1/66	800	397
Jersey Central Power & Light	5.625%	5/1/16	475	439
Jersey Central Power & Light	5.650%	6/1/17	450	415
Kansas City Power & Light	6.050%	11/15/35	175	140
MidAmerican Energy Co.	5.650%	7/15/12	350	351
MidAmerican Energy Co.	5.950%	7/15/17	1,050	1,094
MidAmerican Energy Co.	6.750%	12/30/31	725	732
MidAmerican Energy Co.	5.750%	11/1/35	275	244
MidAmerican Energy Holdings Co.	5.875%	10/1/12	900	892
MidAmerican Energy Holdings Co.	5.000%	2/15/14	175	167
MidAmerican Energy Holdings Co.	6.125%	4/1/36	4,025	3,727
MidAmerican Energy Holdings Co.	5.950%	5/15/37	950	863
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	3,225	3,434
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	575	543
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	650	594
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	225	219
NiSource Finance Corp.	7.875%	11/15/10	550	506
NiSource Finance Corp.	5.400%	7/15/14	175	118
NiSource Finance Corp.	5.250%	9/15/17	550	373
NiSource Finance Corp.	5.450%	9/15/20	600	365
Northern States Power Co.	5.250%	3/1/18	175	177
Northern States Power Co.	6.250%	6/1/36	150	163

46

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
NStar Electric Co.	4.875%	4/15/14	175	168
NStar Electric Co.	5.625%	11/15/17	1,025	973
Ohio Edison	6.400%	7/15/16	425	370
Ohio Power Co.	5.750%	9/1/13	225	221
Ohio Power Co.	6.000%	6/1/16	350	344
Oncor Electric Delivery Co.	6.375%	5/1/12	675	669
Oncor Electric Delivery Co.	6.375%	1/15/15	1,060	1,004
Oncor Electric Delivery Co.	7.000%	5/1/32	1,000	903
Oncor Electric Delivery Co.	7.250%	1/15/33	355	324
Pacific Gas & Electric Co.	4.200%	3/1/11	225	221
Pacific Gas & Electric Co.	4.800%	3/1/14	1,400	1,363
Pacific Gas & Electric Co.	5.625%	11/30/17	300	307
Pacific Gas & Electric Co.	8.250%	10/15/18	400	475
Pacific Gas & Electric Co.	6.050%	3/1/34	1,970	2,042
Pacific Gas & Electric Co.	5.800%	3/1/37	750	769
PacifiCorp	6.900%	11/15/11	500	526
PacifiCorp	7.700%	11/15/31	250	300
PacifiCorp	5.250%	6/15/35	175	158
PECO Energy Co.	5.350%	3/1/18	250	241
Pennsylvania Electric Co.	6.050%	9/1/17	225	201
Pepco Holdings, Inc.	6.450%	8/15/12	825	772
Pepco Holdings, Inc.	7.450%	8/15/32	175	145
PPL Energy Supply LLC	6.400%	11/1/11	1,325	1,272
PPL Energy Supply LLC	6.300%	7/15/13	250	235
PPL Energy Supply LLC	6.200%	5/15/16	1,075	855
PPL Energy Supply LLC	6.000%	12/15/36	325	228
Progress Energy, Inc.	7.100%	3/1/11	1,430	1,433
Progress Energy, Inc.	5.625%	1/15/16	500	462
Progress Energy, Inc.	7.750%	3/1/31	350	353
Progress Energy, Inc.	7.000%	10/30/31	50	46
PSE&G Power LLC	7.750%	4/15/11	850	848
PSE&G Power LLC	6.950%	6/1/12	1,050	1,033
PSE&G Power LLC	5.000%	4/1/14	400	353
PSE&G Power LLC	5.500%	12/1/15	475	415
PSE&G Power LLC	8.625%	4/15/31	75	78
PSI Energy Inc.	5.000%	9/15/13	500	475
Public Service Co. of Colorado	7.875%	10/1/12	1,875	1,991
Public Service Co. of Colorado	5.500%	4/1/14	275	269
Public Service Co. of Colorado	6.250%	9/1/37	100	103
Public Service Co. of Oklahoma	6.625%	11/15/37	675	611
Puget Sound Energy Inc.	5.483%	6/1/35	100	80
Puget Sound Energy Inc.	6.274%	3/15/37	650	580
SCANA Corp.	6.875%	5/15/11	1,325	1,359
Sierra Pacific Power Co.	6.000%	5/15/16	350	330
Sierra Pacific Power Co.	6.750%	7/1/37	700	637
South Carolina Electric & Gas Co.	6.500%	11/1/18	200	221
South Carolina Electric & Gas Co.	6.050%	1/15/38	100	105
Southern California Edison Co.	5.000%	1/15/14	1,175	1,199
Southern California Edison Co.	4.650%	4/1/15	25	25
Southern California Edison Co.	5.000%	1/15/16	75	75
Southern California Edison Co.	6.650%	4/1/29	250	262
Southern California Edison Co.	5.750%	4/1/35	225	242
Southern California Edison Co.	5.350%	7/15/35	225	229
Southern California Edison Co.	5.625%	2/1/36	125	132
Southern California Edison Co.	5.550%	1/15/37	1,400	1,468
Southern Co.	5.300%	1/15/12	1,375	1,391

47

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern Power Co.	6.250%	7/15/12	175	177
Southern Power Co.	4.875%	7/15/15	750	660
Tampa Electric Co.	6.550%	5/15/36	400	351
Toledo Edison Co.	6.150%	5/15/37	300	239
TransAlta Corp.	6.650%	5/15/18	200	180
Union Electric Co.	5.400%	2/1/16	300	260
Virginia Electric & Power Co.	5.100%	11/30/12	500	489
Virginia Electric & Power Co.	5.400%	1/15/16	1,000	981
Virginia Electric & Power Co.	6.000%	5/15/37	600	586
Virginia Electric & Power Co.	6.350%	11/30/37	250	249
Wisconsin Electric Power Co.	6.000%	4/1/14	1,300	1,397
Wisconsin Electric Power Co.	5.625%	5/15/33	175	167
Wisconsin Energy Corp.	6.500%	4/1/11	400	411
2 Wisconsin Energy Corp.	6.250%	5/15/67	1,750	868
Wisconsin Power & Light Co.	6.375%	8/15/37	600	577
Xcel Energy, Inc.	5.613%	4/1/17	131	118
Xcel Energy, Inc.	6.500%	7/1/36	425	391

Natural Gas (0.4%)
AGL Capital Corp.	7.125%	1/14/11	300	302
Atmos Energy Corp.	4.950%	10/15/14	475	416
Boardwalk Pipelines LLC	5.500%	2/1/17	125	100
CenterPoint Energy Resources	7.875%	4/1/13	750	744
CenterPoint Energy Resources	6.150%	5/1/16	650	565
Consolidated Natural Gas	6.250%	11/1/11	1,375	1,405
Duke Capital Corp.	5.500%	3/1/14	1,050	935
Duke Capital Corp.	6.750%	2/15/32	175	135
Duke Energy Field Services	7.875%	8/16/10	225	226
Duke Energy Field Services	8.125%	8/16/30	275	248
El Paso Natural Gas Co.	5.950%	4/15/17	300	244
Enbridge Energy Partners	9.875%	3/1/19	1,400	1,410
Energy Transfer Partners LP	5.650%	8/1/12	1,325	1,203
Energy Transfer Partners LP	5.950%	2/1/15	175	151
Energy Transfer Partners LP	6.125%	2/15/17	300	252
Energy Transfer Partners LP	6.625%	10/15/36	550	385
Enterprise Products Operating LP	4.950%	6/1/10	700	677
Enterprise Products Operating LP	5.600%	10/15/14	875	745
Enterprise Products Operating LP	6.300%	9/15/17	750	647
Enterprise Products Operating LP	6.875%	3/1/33	100	78
KeySpan Corp.	7.625%	11/15/10	100	104
KeySpan Corp.	8.000%	11/15/30	200	198
Kinder Morgan Energy Partners LP	6.750%	3/15/11	250	242
Kinder Morgan Energy Partners LP	7.125%	3/15/12	600	558
Kinder Morgan Energy Partners LP	5.850%	9/15/12	945	870
Kinder Morgan Energy Partners LP	5.000%	12/15/13	510	457
Kinder Morgan Energy Partners LP	5.125%	11/15/14	425	365
Kinder Morgan Energy Partners LP	6.000%	2/1/17	110	95
Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	256
Kinder Morgan Energy Partners LP	7.300%	8/15/33	450	376
Kinder Morgan Energy Partners LP	5.800%	3/15/35	100	68
Kinder Morgan Energy Partners LP	6.500%	2/1/37	190	147
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	41
Magellan Midstream Partners, LP	5.650%	10/15/16	100	90
National Grid PLC	6.300%	8/1/16	650	559
NuStar Energy LP	7.650%	4/15/18	750	675
ONEOK Inc.	5.200%	6/15/15	450	373

48

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ONEOK Inc.	6.000%	6/15/35	225	163
ONEOK Partners, LP	5.900%	4/1/12	1,800	1,697
ONEOK Partners, LP	6.150%	10/1/16	725	623
ONEOK Partners, LP	6.650%	10/1/36	2,275	1,805
ONEOK Partners, LP	6.850%	10/15/37	700	542
Panhandle Eastern Pipeline	6.200%	11/1/17	1,425	1,132
Plains All American Pipeline LP	6.500%	5/1/18	75	61
San Diego Gas & Electric	5.300%	11/15/15	225	225
San Diego Gas & Electric	5.350%	5/15/35	100	92
San Diego Gas & Electric	6.125%	9/15/37	50	51
Sempra Energy	7.950%	3/1/10	20	20
Southern California Gas Co.	5.750%	11/15/35	350	331
4 Southern Natural Gas	5.900%	4/1/17	2,005	1,534
Teppco Partners, LP	6.650%	4/15/18	575	493
Texas Gas Transmission	4.600%	6/1/15	975	815
Trans-Canada Pipelines	4.000%	6/15/13	1,500	1,347
Trans-Canada Pipelines	5.600%	3/31/34	1,225	972
Trans-Canada Pipelines	5.850%	3/15/36	800	661
Trans-Canada Pipelines	6.200%	10/15/37	250	223
2 Trans-Canada Pipelines	6.350%	5/15/67	525	240
Williams Cos., Inc.	7.125%	9/1/11	725	660
Williams Cos., Inc.	7.625%	7/15/19	1,400	1,106
Williams Cos., Inc.	7.500%	1/15/31	678	461
Williams Cos., Inc.	7.750%	6/15/31	385	266
Williams Cos., Inc.	8.750%	3/15/32	1,244	939
				136,223
Total Corporate Bonds (Cost $1,855,368)				1,663,891
Sovereign Bonds (U.S. Dollar-Denominated) (3.0%)
Asian Development Bank	4.125%	9/15/10	200	208
Asian Development Bank	3.625%	9/5/13	1,900	1,994
Asian Development Bank	5.593%	7/16/18	1,700	2,050
Canada Mortgage & Housing Corp.	4.800%	10/1/10	25	26
China Development Bank	4.750%	10/8/14	575	589
China Development Bank	5.000%	10/15/15	175	173
Corp. Andina de Fomento	5.200%	5/21/13	375	336
Corp. Andina de Fomento	5.750%	1/12/17	1,450	1,208
Development Bank of Japan	4.250%	6/9/15	175	183
Eksportfinans	5.500%	5/25/16	825	891
Eksportfinans	5.500%	6/26/17	850	926
European Investment Bank	5.000%	2/8/10	200	207
European Investment Bank	4.000%	3/3/10	3,575	3,660
European Investment Bank	4.625%	9/15/10	1,975	2,065
European Investment Bank	3.250%	2/15/11	3,350	3,430
European Investment Bank	5.250%	6/15/11	4,425	4,739
European Investment Bank	3.125%	7/15/11	2,125	2,171
European Investment Bank	2.875%	3/15/13	1,325	1,334
European Investment Bank	3.250%	5/15/13	2,750	2,830
European Investment Bank	4.250%	7/15/13	5,775	6,173
European Investment Bank	4.625%	5/15/14	3,025	3,270
European Investment Bank	4.875%	2/16/16	500	554
European Investment Bank	5.125%	9/13/16	300	340
European Investment Bank	4.875%	1/17/17	1,725	1,968
European Investment Bank	5.125%	5/30/17	3,025	3,529
Export-Import Bank of Korea	4.625%	3/16/10	175	166
Export-Import Bank of Korea	5.125%	2/14/11	1,450	1,360

49

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Export-Import Bank of Korea	5.500%	10/17/12	1,650	1,535
Export-Import Bank of Korea	5.125%	3/16/15	400	324
Federation of Malaysia	7.500%	7/15/11	2,050	2,197
Federative Republic of Brazil	9.250%	10/22/10	575	628
Federative Republic of Brazil	11.000%	1/11/12	625	742
Federative Republic of Brazil	7.875%	3/7/15	1,000	1,133
Federative Republic of Brazil	6.000%	1/17/17	2,250	2,312
2 Federative Republic of Brazil	8.000%	1/15/18	3,300	3,684
Federative Republic of Brazil	8.875%	4/15/24	675	830
Federative Republic of Brazil	8.750%	2/4/25	1,650	2,013
Federative Republic of Brazil	10.125%	5/15/27	1,825	2,512
Federative Republic of Brazil	8.250%	1/20/34	2,100	2,557
Federative Republic of Brazil	7.125%	1/20/37	1,250	1,400
Federative Republic of Brazil	11.000%	8/17/40	3,825	4,972
Financement Quebec	5.000%	10/25/12	550	595
Inter-American Development Bank	8.500%	3/15/11	575	652
Inter-American Development Bank	4.750%	10/19/12	1,600	1,730
Inter-American Development Bank	4.250%	9/14/15	75	82
Inter-American Development Bank	4.250%	9/10/18	3,350	3,691
Inter-American Development Bank	7.000%	6/15/25	725	1,010
International Bank for
Reconstruction & Development	3.125%	11/15/11	500	516
International Bank for
Reconstruction & Development	8.875%	3/1/26	450	730
Japan Bank International	4.750%	5/25/11	225	238
Japan Bank International	4.375%	11/26/12	1,000	1,050
Japan Bank International	4.250%	6/18/13	2,650	2,739
Japan Finance Corp.	5.875%	3/14/11	1,600	1,708
Japan Finance Corp.	4.625%	4/21/15	600	623
Japan Finance Corp.	5.000%	5/16/17	100	107
KFW International Finance Inc.	3.250%	10/14/11	1,975	2,035
Korea Development Bank	4.625%	9/16/10	625	587
Korea Development Bank	5.300%	1/17/13	1,000	922
Korea Development Bank	5.750%	9/10/13	1,225	1,045
Korea Electric Power	7.750%	4/1/13	1,325	1,297
Kreditanstalt fur Wiederaufbau	5.000%	6/1/10	2,125	2,213
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	6,150	6,353
Kreditanstalt fur Wiederaufbau	4.625%	1/20/11	500	524
Kreditanstalt fur Wiederaufbau	3.250%	2/15/11	700	718
Kreditanstalt fur Wiederaufbau	3.750%	6/27/11	3,175	3,299
Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	1,725	1,862
Kreditanstalt fur Wiederaufbau	3.250%	3/15/13	7,575	7,788
Kreditanstalt fur Wiederaufbau	3.500%	5/16/13	1,450	1,504
Kreditanstalt fur Wiederaufbau	4.000%	10/15/13	2,125	2,249
Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	275	291
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	2,665	3,024
Kreditanstalt fur Wiederaufbau	4.500%	7/16/18	1,400	1,563
Landeskreditbank
Baden-Wuerttemberg–Foerderbank	4.250%	9/15/10	250	261
Landwirtschaftliche Rentenbank	5.250%	7/2/12	1,375	1,501
Landwirtschaftliche Rentenbank	3.250%	3/15/13	2,700	2,780
Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	302
Mass Transit Railway Corp.	7.500%	11/8/10	675	729
Oesterreichische Kontrollbank	4.250%	10/6/10	725	762
Oesterreichische Kontrollbank	3.125%	10/14/11	2,625	2,732
Oesterreichische Kontrollbank	4.500%	3/9/15	125	137

50

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oesterreichische Kontrollbank	5.000%	4/25/17	750	852
Ontario Hydro Electric	7.450%	3/31/13	700	848
Pemex Project Funding Master Trust	9.125%	10/13/10	115	121
4 Pemex Project Funding Master Trust	5.750%	3/1/18	3,150	2,774
Pemex Project Funding Master Trust	6.625%	6/15/35	1,481	1,251
4 Pemex Project Funding Master Trust	6.625%	6/15/35	1,300	1,099
4 Pemex Project Funding Master Trust	6.625%	6/15/38	800	670
People’s Republic of China	4.750%	10/29/13	375	389
Petrobras International Finance	6.125%	10/6/16	2,288	2,218
Petrobras International Finance	5.875%	3/1/18	200	180
Petrobras International Finance	8.375%	12/10/18	600	616
Province of Manitoba	7.500%	2/22/10	625	663
Province of Nova Scotia	5.750%	2/27/12	225	242
Province of Ontario	3.125%	9/8/10	1,775	1,794
Province of Ontario	2.750%	2/22/11	2,500	2,514
Province of Ontario	3.375%	5/20/11	275	280
Province of Ontario	5.000%	10/18/11	525	550
Province of Ontario	4.750%	1/19/16	900	971
Province of Ontario	5.450%	4/27/16	4,325	4,856
Province of Quebec	6.125%	1/22/11	850	911
Province of Quebec	4.600%	5/26/15	275	284
Province of Quebec	5.125%	11/14/16	2,450	2,629
Province of Quebec	4.625%	5/14/18	525	549
Province of Quebec	7.500%	9/15/29	2,425	3,410
Province of Saskatchewan	7.375%	7/15/13	200	248
Quebec Hydro Electric	6.300%	5/11/11	1,250	1,337
Quebec Hydro Electric	7.500%	4/1/16	1,300	1,608
Quebec Hydro Electric	8.050%	7/7/24	1,325	1,889
Region of Lombardy, Italy	5.804%	10/25/32	750	921
Republic of Chile	7.125%	1/11/12	925	1,040
Republic of Chile	5.500%	1/15/13	175	191
Republic of Italy	6.000%	2/22/11	2,825	3,017
Republic of Italy	3.500%	7/15/11	1,050	1,083
Republic of Italy	5.625%	6/15/12	3,600	3,923
Republic of Italy	4.750%	1/25/16	4,250	4,491
Republic of Italy	5.250%	9/20/16	1,750	1,915
Republic of Italy	6.875%	9/27/23	3,100	3,918
Republic of Italy	5.375%	6/15/33	625	719
Republic of Korea	4.250%	6/1/13	2,300	2,151
Republic of Korea	5.625%	11/3/25	250	215
Republic of Peru	9.875%	2/6/15	1,050	1,202
Republic of Peru	7.350%	7/21/25	450	443
2 Republic of Peru	6.550%	3/14/37	650	579
Republic of Poland	6.250%	7/3/12	1,325	1,373
Republic of Poland	5.250%	1/15/14	1,000	984
Republic of South Africa	7.375%	4/25/12	975	963
Republic of South Africa	5.875%	5/30/22	400	336
State of Israel	4.625%	6/15/13	225	236
State of Israel	5.500%	11/9/16	1,575	1,684
Swedish Export Credit Corp.	4.000%	6/15/10	450	463
Swedish Export Credit Corp.	4.500%	9/27/10	800	828
Swedish Export Credit Corp.	5.125%	3/1/17	400	442
United Mexican States	9.875%	2/1/10	975	1,046
United Mexican States	8.375%	1/14/11	2,875	3,105
United Mexican States	7.500%	1/14/12	203	218
United Mexican States	6.375%	1/16/13	4,016	4,187

51

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Mexican States	6.625%	3/3/15	47	50
United Mexican States	11.375%	9/15/16	100	135
United Mexican States	5.625%	1/15/17	2,575	2,581
United Mexican States	5.950%	3/19/19	900	905
United Mexican States	8.300%	8/15/31	1,100	1,328
United Mexican States	6.750%	9/27/34	4,702	4,914
Total Sovereign Bonds (Cost $216,132)				222,507
Taxable Municipal Bonds (0.2%)
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	750	740
Connecticut GO	5.850%	3/15/32	1,000	957
Illinois (Taxable Pension) GO	4.950%	6/1/23	3,100	2,876
Illinois (Taxable Pension) GO	5.100%	6/1/33	5,450	4,774
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)	5.501%	5/1/34	675	619
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	1,150	1,163
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	10	10
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	290	279
Oregon (Taxable Pension) GO	5.762%	6/1/23	225	222
Oregon (Taxable Pension) GO	5.892%	6/1/27	450	434
Oregon School Board Assn.	4.759%	6/30/28	300	252
Oregon School Board Assn.	5.528%	6/30/28	100	93
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	690	432
Wisconsin Public Service Rev.	4.800%	5/1/13	275	275
Wisconsin Public Service Rev.	5.700%	5/1/26	275	250
Total Taxable Municipal Bonds (Cost $14,705)				13,376
Temporary Cash Investments (2.6%)

			Shares
6 Vanguard Market Liquidity Fund
(Cost $190,306)	1.378%		190,306,000	190,306
Total Investments (100.7%) (Cost $7,408,571)				7,488,330
Other Assets and Liabilities (–0.7%)
Other Assets				102,293
Liabilities				(153,451)
				(51,158)
Net Assets (100%)
Applicable to 144,890,685 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				7,437,172
Net Asset Value Per Share				$51.33

52

Institutional Total Bond Market Index Fund

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	7,332,154
Undistributed Net Investment Income	5,025
Accumulated Net Realized Gains	20,234
Unrealized Appreciation (Depreciation)	79,759
Net Assets	7,437,172

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $32,276,000, representing 0.4% of net assets.
5 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

53

Institutional Total Bond Market Index Fund

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Interest[1]	376,611
Total Income	376,611
Expenses
The Vanguard Group—Note B
Management and Administrative	3,770
Total Expenses	3,770
Net Investment Income	372,841
Realized Net Gain (Loss)
Investment Securities Sold	32,343
Swap Contracts	(18,360)
Realized Net Gain (Loss)	13,983
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(15,799)
Swap Contracts	(2,418)
Change in Unrealized Appreciation (Depreciation)	(18,217)
Net Increase (Decrease) in Net Assets Resulting from Operations	368,607

1 Interest income from an affiliated company of the fund was $2,450,000.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Institutional Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	372,841	335,978
Realized Net Gain (Loss)	13,983	12,377
Change in Unrealized Appreciation (Depreciation)	(18,217)	106,753
Net Increase (Decrease) in Net Assets Resulting from Operations	368,607	455,108
Distributions
Net Investment Income	(351,110)	(331,057)
Realized Capital Gain	—	—
Total Distributions	(351,110)	(331,057)
Capital Share Transactions
Issued	3,315,056	3,531,288
Issued in Lieu of Cash Distributions	322,797	302,753
Redeemed	(3,816,520)	(1,185,983)
Net Increase (Decrease) from Capital Share Transactions	(178,667)	2,648,058
Total Increase (Decrease)	(161,170)	2,772,109
Net Assets
Beginning of Period	7,598,342	4,826,233
End of Period[1]	7,437,172	7,598,342

1 Net Assets—End of Period includes undistributed net investment income of $5,025,000 and $2,633,000.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Institutional Total Bond Market Index Fund

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$51.19	$50.32	$50.79	$51.79	$51.80
Investment Operations
Net Investment Income	2.508	2.596	2.540	2.263	2.104
Net Realized and Unrealized Gain (Loss)
on Investments	(.008)	.830	(.429)	(1.007)	.106
Total from Investment Operations	2.500	3.426	2.111	1.256	2.210
Distributions
Dividends from Net Investment Income	(2.360)	(2.556)	(2.581)	(2.256)	(2.193)
Distributions from Realized Capital Gains	—	—	—	—	(.027)
Total Distributions	(2.360)	(2.556)	(2.581)	(2.256)	(2.220)
Net Asset Value, End of Period	$51.33	$51.19	$50.32	$50.79	$51.79

Total Return	5.05%	7.01%	4.30%	2.47%	4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,437	$7,598	$4,826	$2,861	$1,170
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	4.88%	5.17%	5.08%	4.47%	4.08%
Portfolio Turnover Rate[1]	88%	62%	63%	68%	88%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Institutional Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $100 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Swap Contracts: The fund has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

57

Institutional Total Bond Market Index Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $9,437,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $19,339,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At December 31, 2008, the fund had $5,025,000 of net swap gains available to increase ordinary dividends to shareholders.

The fund used a capital loss carry forward of $3,598,000 to offset taxable capital gains realized during the year ended December 31, 2008, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2008, the fund had short-term capital gains of $21,228,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At December 31, 2008, the cost of investment securities for tax purposes was $7,408,577,000. Net unrealized appreciation of investment securities for tax purposes was $79,753,000, consisting of unrealized gains of $293,942,000 on securities that had risen in value since their purchase and $214,189,000 in unrealized losses on securities that had fallen in value since their purchase.

58

Institutional Total Bond Market Index Fund

At December 31, 2008, the fund had the following open swap contracts:

Total Return Swaps
			Floating	Unrealized
		Notional	Interest	Appreciation
		Amount	Rate	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	Paid[2]	($000)
Commercial Mortgage-Backed Securities Index
4/30/09	BA	30,000	2.650%	—
1 BA–Bank of America, N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

D. During the year ended December 31, 2008, the fund purchased $699,041,000 of investment securities and sold $705,178,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,854,175,000 and $6,048,993,000, respectively.

E. Capital shares issued and redeemed were:
	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	65,984	70,013
Issued in Lieu of Cash Distributions	6,374	6,008
Redeemed	(75,914)	(23,488)
Net Increase (Decrease) in Shares Outstanding	(3,556)	52,533

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

59

Institutional Total Bond Market Index Fund

The following table summarizes the fund’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Swap
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	190,306	—
Level 2—Other significant observable inputs	7,298,024	—
Level 3—Significant unobservable inputs	—	—
Total	7,488,330	—

60

Institutional Total Bond Market Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (71.7%)
U.S. Government Securities (26.5%)
U.S. Treasury Bond	10.625%	8/15/15	160	230
U.S. Treasury Bond	9.875%	11/15/15	6,675	9,329
U.S. Treasury Bond	9.250%	2/15/16	85	116
U.S. Treasury Bond	7.500%	11/15/16	1,475	1,881
U.S. Treasury Bond	8.750%	5/15/17	9,725	13,314
U.S. Treasury Bond	8.875%	8/15/17	17,530	24,235
U.S. Treasury Bond	9.125%	5/15/18	425	609
U.S. Treasury Bond	9.000%	11/15/18	25	36
U.S. Treasury Bond	8.875%	2/15/19	4,575	6,524
U.S. Treasury Bond	8.125%	8/15/19	30	41
U.S. Treasury Bond	8.750%	5/15/20	1,015	1,450
U.S. Treasury Bond	8.750%	8/15/20	13,000	18,614
U.S. Treasury Bond	7.875%	2/15/21	9,155	12,426
U.S. Treasury Bond	8.125%	5/15/21	35	48
U.S. Treasury Bond	8.125%	8/15/21	5,550	7,700
U.S. Treasury Bond	8.000%	11/15/21	630	869
U.S. Treasury Bond	7.250%	8/15/22	3,420	4,491
U.S. Treasury Bond	7.625%	11/15/22	95	129
U.S. Treasury Bond	7.125%	2/15/23	1,550	2,024
U.S. Treasury Bond	6.250%	8/15/23	21,270	25,893
U.S. Treasury Bond	6.875%	8/15/25	25	33
U.S. Treasury Bond	6.000%	2/15/26	2,125	2,561
U.S. Treasury Bond	6.750%	8/15/26	655	852
U.S. Treasury Bond	6.500%	11/15/26	25	32
U.S. Treasury Bond	6.625%	2/15/27	7,330	9,441
U.S. Treasury Bond	6.375%	8/15/27	2,000	2,522
U.S. Treasury Bond	5.500%	8/15/28	9,000	10,387
U.S. Treasury Bond	5.250%	11/15/28	275	309
U.S. Treasury Bond	5.250%	2/15/29	225	253
U.S. Treasury Bond	6.125%	8/15/29	4,685	5,826
U.S. Treasury Bond	6.250%	5/15/30	2,155	2,728
U.S. Treasury Bond	5.375%	2/15/31	160	183
U.S. Treasury Bond	4.500%	2/15/36	6,600	6,789
U.S. Treasury Bond	4.750%	2/15/37	8,550	9,150
U.S. Treasury Bond	5.000%	5/15/37	305	339
U.S. Treasury Bond	4.375%	2/15/38	13,575	13,690
U.S. Treasury Bond	3.500%	2/15/39	10,550	9,108
U.S. Treasury Inflation-Indexed Note	3.500%	1/15/11	2,825	3,612
U.S. Treasury Note	2.625%	5/31/10	5,425	5,529

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury Note	2.875%	6/30/10	25,300	25,885
U.S. Treasury Note	4.125%	8/15/10	1,915	1,991
U.S. Treasury Note	5.750%	8/15/10	1,700	1,798
U.S. Treasury Note	2.375%	8/31/10	3,250	3,318
U.S. Treasury Note	2.000%	9/30/10	525	534
U.S. Treasury Note	1.500%	10/31/10	22,425	22,670
U.S. Treasury Note	1.250%	11/30/10	17,200	17,326
U.S. Treasury Note	4.375%	12/15/10	3,045	3,204
U.S. Treasury Note	0.875%	12/31/10	23,770	23,804
U.S. Treasury Note	0.875%	1/31/11	6,800	6,804
U.S. Treasury Note	5.000%	2/15/11	1,350	1,440
U.S. Treasury Note	0.875%	2/28/11	41,805	41,779
U.S. Treasury Note	0.875%	3/31/11	29,150	29,114
U.S. Treasury Note	0.875%	4/30/11	22,900	22,836
U.S. Treasury Note	4.875%	4/30/11	4,675	4,999
U.S. Treasury Note	0.875%	5/31/11	18,500	18,436
U.S. Treasury Note	1.125%	6/30/11	18,575	18,578
U.S. Treasury Note	4.875%	7/31/11	1,225	1,318
U.S. Treasury Note	4.500%	9/30/11	2,840	3,044
U.S. Treasury Note	1.750%	11/15/11	12,815	12,951
U.S. Treasury Note	4.500%	11/30/11	2,975	3,203
U.S. Treasury Note	1.125%	12/15/11	50	50
U.S. Treasury Note	4.625%	12/31/11	1,750	1,892
U.S. Treasury Note	1.125%	1/15/12	3,195	3,175
U.S. Treasury Note	4.750%	1/31/12	1,750	1,901
U.S. Treasury Note	4.500%	3/31/12	28,450	30,788
U.S. Treasury Note	1.375%	4/15/12	11,075	11,037
U.S. Treasury Note	4.500%	4/30/12	1,600	1,732
U.S. Treasury Note	1.375%	5/15/12	37,500	37,301
U.S. Treasury Note	4.750%	5/31/12	13,275	14,478
U.S. Treasury Note	1.875%	6/15/12	21,275	21,435
U.S. Treasury Note	4.875%	6/30/12	150	164
U.S. Treasury Note	4.625%	7/31/12	275	300
U.S. Treasury Note	4.375%	8/15/12	40	43
U.S. Treasury Note	4.125%	8/31/12	210	226
U.S. Treasury Note	4.250%	9/30/12	600	648
U.S. Treasury Note	3.875%	10/31/12	2,575	2,754
U.S. Treasury Note	3.375%	11/30/12	1,150	1,211
U.S. Treasury Note	3.500%	5/31/13	17,150	18,077
U.S. Treasury Note	3.375%	6/30/13	125	131
U.S. Treasury Note	3.375%	7/31/13	1,250	1,310
U.S. Treasury Note	3.125%	8/31/13	18,675	19,352
U.S. Treasury Note	2.750%	10/31/13	41,095	41,872
U.S. Treasury Note	4.250%	11/15/13	4,700	5,080
U.S. Treasury Note	2.000%	11/30/13	350	345
U.S. Treasury Note	1.500%	12/31/13	150	145
U.S. Treasury Note	1.750%	1/31/14	2,025	1,969
U.S. Treasury Note	4.000%	2/15/14	4,575	4,897
U.S. Treasury Note	1.875%	2/28/14	21,025	20,486
U.S. Treasury Note	1.750%	3/31/14	7,875	7,619
U.S. Treasury Note	1.875%	4/30/14	5,375	5,217
U.S. Treasury Note	4.750%	5/15/14	3,500	3,860
U.S. Treasury Note	2.250%	5/31/14	2,000	1,974
U.S. Treasury Note	2.625%	6/30/14	28,375	28,473
U.S. Treasury Note	4.250%	8/15/14	75	81
U.S. Treasury Note	4.000%	2/15/15	415	441

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury Note	4.125%	5/15/15	15,725	16,782
U.S. Treasury Note	2.375%	3/31/16	14,950	14,244
U.S. Treasury Note	2.625%	4/30/16	3,775	3,650
U.S. Treasury Note	5.125%	5/15/16	25,275	28,347
U.S. Treasury Note	3.250%	5/31/16	600	602
U.S. Treasury Note	3.250%	6/30/16	2,150	2,157
U.S. Treasury Note	4.875%	8/15/16	8,725	9,647
U.S. Treasury Note	4.625%	2/15/17	50	54
U.S. Treasury Note	4.500%	5/15/17	150	162
U.S. Treasury Note	4.750%	8/15/17	400	438
U.S. Treasury Note	4.250%	11/15/17	16,200	17,182
U.S. Treasury Note	3.500%	2/15/18	20,175	20,276
U.S. Treasury Note	3.875%	5/15/18	12,125	12,492
U.S. Treasury Note	4.000%	8/15/18	8,870	9,200
U.S. Treasury Note	3.750%	11/15/18	6,925	7,043
U.S. Treasury Note	2.750%	2/15/19	2,430	2,275
U.S. Treasury Note	3.125%	5/15/19	17,325	16,751
				930,101
Agency Bonds and Notes (7.3%)
Agency for International Development–Egypt
(U.S. Government Guaranteed)	4.450%	9/15/15	350	366
1 Federal Farm Credit Bank	5.250%	9/13/10	350	369
1 Federal Farm Credit Bank	3.750%	12/6/10	325	338
1 Federal Farm Credit Bank	2.625%	4/21/11	850	870
1 Federal Farm Credit Bank	5.375%	7/18/11	1,125	1,215
1 Federal Farm Credit Bank	3.875%	8/25/11	825	867
1 Federal Farm Credit Bank	2.000%	1/17/12	1,325	1,333
1 Federal Farm Credit Bank	2.250%	4/24/12	375	379
1 Federal Farm Credit Bank	2.125%	6/18/12	850	852
1 Federal Farm Credit Bank	4.500%	10/17/12	1,325	1,422
1 Federal Farm Credit Bank	3.875%	10/7/13	575	598
1 Federal Farm Credit Bank	2.625%	4/17/14	1,225	1,208
1 Federal Farm Credit Bank	4.875%	12/16/15	350	375
1 Federal Farm Credit Bank	5.125%	8/25/16	975	1,060
1 Federal Farm Credit Bank	4.875%	1/17/17	500	535
1 Federal Home Loan Bank	3.500%	7/16/10	1,600	1,648
1 Federal Home Loan Bank	3.375%	8/13/10	2,650	2,727
1 Federal Home Loan Bank	3.375%	10/20/10	1,575	1,628
1 Federal Home Loan Bank	4.750%	12/10/10	325	342
1 Federal Home Loan Bank	3.625%	12/17/10	675	702
1 Federal Home Loan Bank	2.625%	3/11/11	4,375	4,473
1 Federal Home Loan Bank	1.625%	3/16/11	1,050	1,058
1 Federal Home Loan Bank	1.375%	5/16/11	875	876
1 Federal Home Loan Bank	3.125%	6/10/11	1,200	1,239
1 Federal Home Loan Bank	1.625%	7/27/11	775	779
1 Federal Home Loan Bank	5.375%	8/19/11	9,900	10,733
1 Federal Home Loan Bank	3.750%	9/9/11	300	315
1 Federal Home Loan Bank	3.625%	9/16/11	600	630
1 Federal Home Loan Bank	1.875%	6/20/12	825	823
1 Federal Home Loan Bank	4.625%	10/10/12	1,175	1,269
1 Federal Home Loan Bank	3.375%	2/27/13	325	338
1 Federal Home Loan Bank	3.625%	5/29/13	150	157
1 Federal Home Loan Bank	5.375%	6/14/13	425	469
1 Federal Home Loan Bank	5.125%	8/14/13	1,625	1,783
1 Federal Home Loan Bank	4.000%	9/6/13	900	948
1 Federal Home Loan Bank	5.250%	9/13/13	2,075	2,279

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Federal Home Loan Bank	4.500%	9/16/13	1,500	1,610
1 Federal Home Loan Bank	3.625%	10/18/13	1,275	1,320
1 Federal Home Loan Bank	4.875%	11/27/13	925	999
1 Federal Home Loan Bank	5.500%	8/13/14	2,925	3,262
1 Federal Home Loan Bank	5.375%	5/18/16	5,950	6,581
1 Federal Home Loan Bank	5.625%	6/13/16	150	143
1 Federal Home Loan Bank	5.125%	10/19/16	300	326
1 Federal Home Loan Bank	4.750%	12/16/16	1,225	1,313
1 Federal Home Loan Bank	4.875%	5/17/17	300	322
1 Federal Home Loan Bank	5.000%	11/17/17	325	349
1 Federal Home Loan Bank	5.250%	12/11/20	1,175	1,260
1 Federal Home Loan Bank	5.625%	6/11/21	75	82
1 Federal Home Loan Bank	5.500%	7/15/36	1,325	1,383
1 Federal Home Loan Mortgage Corp.	4.125%	7/12/10	10,189	10,560
1 Federal Home Loan Mortgage Corp.	3.250%	7/16/10	650	668
1 Federal Home Loan Mortgage Corp.	6.875%	9/15/10	1,166	1,252
1 Federal Home Loan Mortgage Corp.	5.000%	10/18/10	500	527
1 Federal Home Loan Mortgage Corp.	3.125%	10/25/10	1,025	1,057
1 Federal Home Loan Mortgage Corp.	4.750%	1/18/11	1,475	1,561
1 Federal Home Loan Mortgage Corp.	3.250%	2/25/11	1,075	1,113
1 Federal Home Loan Mortgage Corp.	1.625%	4/26/11	1,425	1,434
1 Federal Home Loan Mortgage Corp.	6.000%	6/15/11	4,970	5,422
1 Federal Home Loan Mortgage Corp.	3.875%	6/29/11	160	168
1 Federal Home Loan Mortgage Corp.	5.250%	7/18/11	5,700	6,154
1 Federal Home Loan Mortgage Corp.	5.750%	1/15/12	5,700	6,290
1 Federal Home Loan Mortgage Corp.	2.125%	3/23/12	1,775	1,793
1 Federal Home Loan Mortgage Corp.	1.750%	6/15/12	1,725	1,717
1 Federal Home Loan Mortgage Corp.	5.500%	8/20/12	2,200	2,435
1 Federal Home Loan Mortgage Corp.	4.625%	10/25/12	1,525	1,648
1 Federal Home Loan Mortgage Corp.	4.125%	12/21/12	1,075	1,145
1 Federal Home Loan Mortgage Corp.	4.500%	1/15/13	425	459
1 Federal Home Loan Mortgage Corp.	3.750%	6/28/13	3,900	4,093
1 Federal Home Loan Mortgage Corp.	4.500%	7/15/13	425	458
1 Federal Home Loan Mortgage Corp.	4.875%	11/15/13	4,550	4,961
1 Federal Home Loan Mortgage Corp.	2.500%	4/23/14	4,975	4,897
1 Federal Home Loan Mortgage Corp.	5.000%	7/15/14	4,700	5,162
1 Federal Home Loan Mortgage Corp.	3.000%	7/28/14	875	879
1 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	2,700	2,892
1 Federal Home Loan Mortgage Corp.	5.050%	1/26/15	600	657
1 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	550	607
1 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	325	364
1 Federal Home Loan Mortgage Corp.	5.125%	10/18/16	875	959
1 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	4,375	4,774
1 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	2,200	2,394
1 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	2,200	2,474
1 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	1,350	1,455
1 Federal Home Loan Mortgage Corp.	5.000%	12/14/18	1,409	1,326
1 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	850	837
1 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	425	521
1 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	2,214	2,761
1 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	52	62
1 Federal National Mortgage Assn.	3.000%	7/12/10	1,650	1,691
1 Federal National Mortgage Assn.	4.250%	8/15/10	3,500	3,638
1 Federal National Mortgage Assn.	2.875%	10/12/10	950	976
1 Federal National Mortgage Assn.	6.625%	11/15/10	400	432
1 Federal National Mortgage Assn.	4.750%	12/15/10	475	502

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal National Mortgage Assn.	6.250%	2/1/11	210	220
1	Federal National Mortgage Assn.	1.750%	3/23/11	1,675	1,690
1	Federal National Mortgage Assn.	2.750%	4/11/11	9,650	9,906
1	Federal National Mortgage Assn.	5.125%	4/15/11	1,425	1,523
1	Federal National Mortgage Assn.	1.375%	4/28/11	1,725	1,728
1	Federal National Mortgage Assn.	6.000%	5/15/11	2,200	2,391
1	Federal National Mortgage Assn.	5.000%	10/15/11	825	891
1	Federal National Mortgage Assn.	2.000%	1/9/12	3,500	3,538
1	Federal National Mortgage Assn.	1.875%	4/20/12	12,475	12,502
1	Federal National Mortgage Assn.	4.875%	5/18/12	1,820	1,976
1	Federal National Mortgage Assn.	5.250%	8/1/12	315	327
1	Federal National Mortgage Assn.	4.375%	9/15/12	475	510
1	Federal National Mortgage Assn.	3.625%	2/12/13	1,075	1,128
1	Federal National Mortgage Assn.	4.750%	2/21/13	450	488
1	Federal National Mortgage Assn.	4.375%	3/15/13	625	672
1	Federal National Mortgage Assn.	4.625%	5/1/13	1,950	1,980
1	Federal National Mortgage Assn.	3.875%	7/12/13	4,700	4,950
1	Federal National Mortgage Assn.	4.625%	10/15/13	4,700	5,079
1	Federal National Mortgage Assn.	2.875%	12/11/13	3,200	3,227
1	Federal National Mortgage Assn.	5.125%	1/2/14	225	229
1	Federal National Mortgage Assn.	2.750%	2/5/14	1,150	1,150
1	Federal National Mortgage Assn.	2.750%	3/13/14	1,425	1,422
1	Federal National Mortgage Assn.	2.500%	5/15/14	4,600	4,521
1	Federal National Mortgage Assn.	5.000%	4/15/15	875	958
1	Federal National Mortgage Assn.	5.250%	9/15/16	2,975	3,284
1	Federal National Mortgage Assn.	4.875%	12/15/16	2,075	2,242
1	Federal National Mortgage Assn.	5.000%	2/13/17	6,450	7,020
1	Federal National Mortgage Assn.	5.375%	6/12/17	2,200	2,450
1	Federal National Mortgage Assn.	6.250%	5/15/29	50	59
1	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,191
1	Federal National Mortgage Assn.	7.250%	5/15/30	3,825	5,004
1	Federal National Mortgage Assn.	5.625%	7/15/37	350	364
1	Financing Corp.	9.800%	4/6/18	425	609
1	Financing Corp.	9.650%	11/2/18	525	757
	Private Export Funding Corp.	4.375%	3/15/19	375	381
	State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	200	213
	State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	150	155
	State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	1,000	1,034
1	Tennessee Valley Auth.	5.625%	1/18/11	1,750	1,873
1	Tennessee Valley Auth.	5.500%	7/18/17	1,625	1,775
1	Tennessee Valley Auth.	4.500%	4/1/18	325	331
1	Tennessee Valley Auth.	6.750%	11/1/25	100	123
1	Tennessee Valley Auth.	7.125%	5/1/30	1,475	1,799
1	Tennessee Valley Auth.	4.650%	6/15/35	375	337
1	Tennessee Valley Auth.	5.500%	6/15/38	150	151
1	Tennessee Valley Auth.	4.875%	1/15/48	125	113
1	Tennessee Valley Auth.	5.375%	4/1/56	675	669
					256,068
Conventional Mortgage-Backed Securities (35.7%)
1,2	Federal Home Loan Mortgage Corp.	4.000%	7/1/10–7/1/39	22,165	21,844
1,2	Federal Home Loan Mortgage Corp.	4.500%	9/1/09–7/1/39	60,864	61,448
1,2	Federal Home Loan Mortgage Corp.	5.000%	7/1/09–2/1/39	112,192	114,789
1,2	Federal Home Loan Mortgage Corp.	5.500%	12/1/13–4/1/38	122,368	126,689
1,2	Federal Home Loan Mortgage Corp.	6.000%	4/1/13–9/1/38	78,298	82,009
1,2	Federal Home Loan Mortgage Corp.	6.500%	1/1/13–9/1/38	22,754	24,276
1,2	Federal Home Loan Mortgage Corp.	7.000%	2/1/11–2/1/37	5,766	6,230

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Federal Home Loan Mortgage Corp.	7.500%	10/1/12–2/1/32	252	275
1,2	Federal Home Loan Mortgage Corp.	8.000%	6/1/12–11/1/31	212	231
1,2	Federal Home Loan Mortgage Corp.	8.500%	6/1/25–5/1/30	138	152
1,2	Federal Home Loan Mortgage Corp.	9.000%	2/1/25–9/1/30	8	9
1,2	Federal National Mortgage Assn.	4.000%	9/1/10–7/1/39	30,442	30,019
1,2	Federal National Mortgage Assn.	4.500%	6/1/10–7/1/39	80,203	81,057
1,2	Federal National Mortgage Assn.	5.000%	9/1/09–7/1/39	140,921	144,340
1,2	Federal National Mortgage Assn.	5.500%	11/1/16–7/1/39	182,045	188,678
1,2	Federal National Mortgage Assn.	6.000%	11/1/13–10/1/38	123,620	129,710
1,2	Federal National Mortgage Assn.	6.500%	1/1/12–7/1/38	37,368	39,898
1,2	Federal National Mortgage Assn.	7.000%	7/1/14–11/1/38	13,763	14,951
1,2	Federal National Mortgage Assn.	7.500%	11/1/11–4/1/32	750	821
1,2	Federal National Mortgage Assn.	8.000%	12/1/29–6/1/31	125	138
1,2	Federal National Mortgage Assn.	8.500%	4/1/30–4/1/31	49	54
1,2	Federal National Mortgage Assn.	9.000%	8/1/30	2	3
1,2	Federal National Mortgage Assn.	9.500%	11/1/25	5	6
2	Government National Mortgage Assn.	4.000%	9/15/18–7/1/39	4,703	4,555
2	Government National Mortgage Assn.	4.500%	8/15/18–7/1/39	16,883	16,880
2	Government National Mortgage Assn.	5.000%	2/15/18–3/15/39	38,978	39,788
2	Government National Mortgage Assn.	5.500%	2/15/17–1/15/39	53,990	55,859
2	Government National Mortgage Assn.	6.000%	5/15/14–1/20/39	43,755	45,637
2	Government National Mortgage Assn.	6.500%	5/15/13–10/15/38	16,618	17,683
2	Government National Mortgage Assn.	7.000%	10/15/10–9/15/36	2,342	2,537
2	Government National Mortgage Assn.	7.500%	5/15/23–10/15/31	342	374
2	Government National Mortgage Assn.	8.000%	7/15/25–11/15/30	314	344
2	Government National Mortgage Assn.	8.500%	12/15/24–7/15/30	18	20
2	Government National Mortgage Assn.	9.000%	5/15/25–8/15/30	11	12
2	Government National Mortgage Assn.	9.500%	11/15/17	8	8
					1,251,324
Nonconventional Mortgage-Backed Securities (2.2%)
1,2	Federal Home Loan Mortgage Corp.	4.378%	12/1/34	419	426
1,2	Federal Home Loan Mortgage Corp.	4.386%	1/1/35	38	39
1,2	Federal Home Loan Mortgage Corp.	4.431%	9/1/34	230	233
1,2	Federal Home Loan Mortgage Corp.	4.595%	11/1/34	765	784
1,2	Federal Home Loan Mortgage Corp.	4.595%	4/1/35	923	953
1,2	Federal Home Loan Mortgage Corp.	4.643%	7/1/35	354	363
1,2	Federal Home Loan Mortgage Corp.	4.664%	12/1/35	935	962
1,2	Federal Home Loan Mortgage Corp.	4.685%	12/1/34	421	435
1,2	Federal Home Loan Mortgage Corp.	4.797%	7/1/35	1,454	1,494
1,2	Federal Home Loan Mortgage Corp.	4.833%	3/1/36	460	471
1,2	Federal Home Loan Mortgage Corp.	5.002%	5/1/35	476	491
1,2	Federal Home Loan Mortgage Corp.	5.258%	3/1/37	445	460
1,2	Federal Home Loan Mortgage Corp.	5.270%	3/1/36	986	1,019
1,2	Federal Home Loan Mortgage Corp.	5.314%	12/1/36	288	295
1,2	Federal Home Loan Mortgage Corp.	5.330%	12/1/35	954	992
1,2	Federal Home Loan Mortgage Corp.	5.425%	4/1/37	1,243	1,294
1,2	Federal Home Loan Mortgage Corp.	5.433%	1/1/37	518	533
1,2	Federal Home Loan Mortgage Corp.	5.451%	3/1/37	538	560
1,2	Federal Home Loan Mortgage Corp.	5.496%	2/1/36	404	420
1,2	Federal Home Loan Mortgage Corp.	5.503%	6/1/37	1,037	1,066
1,2	Federal Home Loan Mortgage Corp.	5.573%	5/1/36	1,205	1,244
1,2	Federal Home Loan Mortgage Corp.	5.594%	4/1/37	914	947
1,2	Federal Home Loan Mortgage Corp.	5.671%	12/1/36	955	995
1,2	Federal Home Loan Mortgage Corp.	5.714%	11/1/36	392	408
1,2	Federal Home Loan Mortgage Corp.	5.721%	9/1/36	1,962	2,050
1,2	Federal Home Loan Mortgage Corp.	5.763%	3/1/37	406	424

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Federal Home Loan Mortgage Corp.	5.773%	5/1/36	499	520
1,2	Federal Home Loan Mortgage Corp.	5.809%	4/1/37	1,948	2,020
1,2	Federal Home Loan Mortgage Corp.	5.827%	6/1/37	690	721
1,2	Federal Home Loan Mortgage Corp.	5.855%	3/1/37	298	312
1,2	Federal Home Loan Mortgage Corp.	5.883%	12/1/36	813	852
1,2	Federal Home Loan Mortgage Corp.	5.891%	5/1/37	1,463	1,528
1,2	Federal Home Loan Mortgage Corp.	5.974%	10/1/37	408	428
1,2	Federal Home Loan Mortgage Corp.	6.066%	8/1/37	569	596
1,2	Federal Home Loan Mortgage Corp.	6.124%	8/1/37	323	338
1,2	Federal Home Loan Mortgage Corp.	6.510%	2/1/37	1,175	1,239
1,2	Federal National Mortgage Assn.	3.997%	7/1/35	1,893	1,925
1,2	Federal National Mortgage Assn.	4.132%	5/1/34	653	666
1,2	Federal National Mortgage Assn.	4.415%	7/1/35	226	232
1,2	Federal National Mortgage Assn.	4.415%	8/1/35	1,439	1,472
1,2	Federal National Mortgage Assn.	4.569%	1/1/35	407	411
1,2	Federal National Mortgage Assn.	4.572%	11/1/34	1,688	1,737
1,2	Federal National Mortgage Assn.	4.575%	12/1/34	602	610
1,2	Federal National Mortgage Assn.	4.579%	10/1/36	1,291	1,325
1,2	Federal National Mortgage Assn.	4.621%	8/1/35	669	688
1,2	Federal National Mortgage Assn.	4.625%	9/1/34	341	350
1,2	Federal National Mortgage Assn.	4.645%	11/1/33	237	244
1,2	Federal National Mortgage Assn.	4.672%	10/1/34	795	805
1,2	Federal National Mortgage Assn.	4.713%	11/1/34	293	296
1,2	Federal National Mortgage Assn.	4.724%	8/1/35	376	385
1,2	Federal National Mortgage Assn.	4.757%	9/1/34	272	277
1,2	Federal National Mortgage Assn.	4.764%	6/1/34	645	664
1,2	Federal National Mortgage Assn.	4.771%	4/1/36	1,143	1,194
1,2	Federal National Mortgage Assn.	4.775%	5/1/35	951	980
1,2	Federal National Mortgage Assn.	4.796%	12/1/35	600	617
1,2	Federal National Mortgage Assn.	4.826%	9/1/35	750	778
1,2	Federal National Mortgage Assn.	4.840%	4/1/37	566	585
1,2	Federal National Mortgage Assn.	4.879%	7/1/35	887	909
1,2	Federal National Mortgage Assn.	4.951%	7/1/35	464	479
1,2	Federal National Mortgage Assn.	4.965%	10/1/35	1,176	1,237
1,2	Federal National Mortgage Assn.	4.978%	11/1/33	214	221
1,2	Federal National Mortgage Assn.	5.034%	8/1/37	2,468	2,550
1,2	Federal National Mortgage Assn.	5.037%	11/1/35	1,427	1,472
1,2	Federal National Mortgage Assn.	5.055%	12/1/33	313	324
1,2	Federal National Mortgage Assn.	5.067%	2/1/36	204	211
1,2	Federal National Mortgage Assn.	5.072%	12/1/35	1,063	1,099
1,2	Federal National Mortgage Assn.	5.107%	1/1/36	702	724
1,2	Federal National Mortgage Assn.	5.115%	12/1/35	1,124	1,179
1,2	Federal National Mortgage Assn.	5.256%	3/1/37	829	861
1,2	Federal National Mortgage Assn.	5.257%	8/1/38	61	64
1,2	Federal National Mortgage Assn.	5.317%	7/1/38	136	142
1,2	Federal National Mortgage Assn.	5.340%	12/1/35	798	828
1,2	Federal National Mortgage Assn.	5.450%	5/1/37	613	638
1,2	Federal National Mortgage Assn.	5.454%	2/1/36	1,002	1,036
1,2	Federal National Mortgage Assn.	5.575%	1/1/37	869	904
1,2	Federal National Mortgage Assn.	5.608%	7/1/36	422	435
1,2	Federal National Mortgage Assn.	5.629%	3/1/37	776	808
1,2	Federal National Mortgage Assn.	5.659%	6/1/36	275	284
1,2	Federal National Mortgage Assn.	5.665%	2/1/37	595	616
1,2	Federal National Mortgage Assn.	5.673%	3/1/37	1,171	1,222
1,2	Federal National Mortgage Assn.	5.733%	3/1/37	3,377	3,522
1,2	Federal National Mortgage Assn.	5.758%	4/1/36	877	910

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Federal National Mortgage Assn.	5.764%	1/1/36	468	483
1,2	Federal National Mortgage Assn.	5.766%	4/1/37	4,786	4,960
1,2	Federal National Mortgage Assn.	5.799%	4/1/37	1,183	1,235
1,2	Federal National Mortgage Assn.	5.875%	9/1/36	402	418
1,2	Federal National Mortgage Assn.	5.933%	11/1/36	569	596
1,2	Federal National Mortgage Assn.	6.057%	8/1/37	408	425
1,2	Federal National Mortgage Assn.	6.130%	6/1/36	103	108
1,2	Federal National Mortgage Assn.	6.562%	9/1/37	597	627
					75,680
Total U.S. Government and Agency Obligations (Cost $2,461,963)					2,513,173
Corporate Bonds (23.5%)
Asset-Backed/Commercial Mortgage-Backed Securities (3.8%)
2	Banc of America Commercial Mortgage, Inc.	6.503%	4/15/36	1,316	1,293
2	Banc of America Commercial Mortgage, Inc.	4.050%	11/10/38	225	215
2	Banc of America Commercial Mortgage, Inc.	4.153%	11/10/38	300	282
2	Banc of America Commercial Mortgage, Inc.	4.877%	7/10/42	400	359
2	Banc of America Commercial Mortgage, Inc.	4.727%	7/10/43	275	185
2	Banc of America Commercial Mortgage, Inc.	5.372%	9/10/45	1,585	1,291
2,3	Banc of America Commercial Mortgage, Inc.	5.421%	9/10/45	25	13
2	Banc of America Commercial Mortgage, Inc.	5.115%	10/10/45	875	739
2,3	Banc of America Commercial Mortgage, Inc.	5.120%	10/10/45	875	744
2,3	Banc of America Commercial Mortgage, Inc.	5.176%	10/10/45	40	26
2	Banc of America Commercial Mortgage, Inc.	5.634%	7/10/46	1,275	1,091
2	Banc of America Commercial Mortgage, Inc.	5.675%	7/10/46	230	134
2,3	Banc of America Commercial Mortgage, Inc.	5.351%	9/10/47	50	32
2	Banc of America Commercial Mortgage, Inc.	5.414%	9/10/47	800	668
2,3	Banc of America Commercial Mortgage, Inc.	6.354%	2/10/51	1,525	1,162
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	1,180	1,153
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.629%	4/12/38	677	586
2,3	Bear Stearns Commercial Mortgage Securities, Inc.	5.630%	4/12/38	250	128
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.830%	8/15/38	125	122
2,3	Bear Stearns Commercial Mortgage Securities, Inc.	5.942%	9/11/38	240	142
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.622%	3/11/39	1,685	1,417
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.680%	8/13/39	705	656
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.740%	3/13/40	205	197
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.856%	6/11/40	2,300	2,197
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.582%	9/11/41	170	107
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.521%	11/11/41	275	265
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.742%	9/11/42	1,000	836
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.793%	9/11/42	350	315
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.127%	10/12/42	575	572
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.298%	10/12/42	615	535
2,3	Bear Stearns Commercial Mortgage Securities, Inc.	5.513%	1/12/45	75	40
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	700	643
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.694%	6/11/50	2,725	2,220
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.700%	6/11/50	500	386
2,3	Bear Stearns Commercial Mortgage Securities, Inc.	5.915%	6/11/50	450	249
2	Capital Auto Receivables Asset Trust	4.680%	10/15/12	1,150	1,178
2	Capital One Multi-Asset Execution Trust	5.300%	2/18/14	425	444
2	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	2,695	2,671
2	Capital One Multi-Asset Execution Trust	5.750%	7/15/20	200	208
2	CDC Commercial Mortgage Trust	5.676%	11/15/30	600	558
2	Chase Issuance Trust	4.650%	12/17/12	575	591
2	Chase Issuance Trust	4.650%	3/15/15	2,300	2,378
2	Chase Issuance Trust	5.400%	7/15/15	425	450

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Citibank Credit Card Issuance Trust	5.450%	5/10/13	275	289
2	Citibank Credit Card Issuance Trust	4.900%	6/23/16	850	883
2	Citibank Credit Card Issuance Trust	4.150%	7/7/17	225	217
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	175	178
2	Citigroup Commercial Mortgage Trust	4.623%	10/15/41	225	198
2	Citigroup Commercial Mortgage Trust	4.830%	5/15/43	45	31
2,3	Citigroup Commercial Mortgage Trust	5.917%	3/15/49	950	773
2,3	Citigroup Commercial Mortgage Trust	5.888%	12/10/49	525	407
2,3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.399%	7/15/44	500	319
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.399%	7/15/44	2,165	1,920
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	1,290	1,011
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	500	315
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,450	1,345
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	1,025	749
2,4	Commercial Mortgage Lease-Backed Certificates	6.746%	6/20/31	311	320
2	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	1,151	965
2	Commercial Mortgage Pass-Through Certificates	5.960%	6/10/46	1,690	1,356
2	Commercial Mortgage Pass-Through Certificates	5.248%	12/10/46	175	165
2,3	Commercial Mortgage Pass-Through Certificates	6.010%	12/10/49	1,225	983
2	Countrywide Home Loans	4.099%	5/25/33	82	67
2,3	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	525	469
2	Credit Suisse First Boston
	Mortgage Securities Corp.	4.877%	4/15/37	10	7
2	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	800	725
2,3	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	65	40
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	2,025	1,729
2	Credit Suisse Mortgage Capital Certificates	6.020%	6/15/38	1,325	1,100
2	Credit Suisse Mortgage Capital Certificates	6.020%	6/15/38	64	39
2	Credit Suisse Mortgage Capital Certificates	5.609%	2/15/39	2,425	1,993
2,3	Credit Suisse Mortgage Capital Certificates	5.732%	2/15/39	245	154
2,3	Credit Suisse Mortgage Capital Certificates	5.912%	6/15/39	2,050	1,376
2	Credit Suisse Mortgage Capital Certificates	5.509%	9/15/39	100	59
2	Credit Suisse Mortgage Capital Certificates	5.311%	12/15/39	425	296
2	Credit Suisse Mortgage Capital Certificates	5.383%	2/15/40	425	287
2,3	CWCapital Cobalt	6.015%	5/15/46	1,475	1,011
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	36	36
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	56	57
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	1,075	1,076
2	Discover Card Master Trust	5.650%	12/15/15	1,525	1,579
2	Discover Card Master Trust	5.650%	3/16/20	425	412
2,3	First Union Commercial Mortgage Trust	6.754%	10/15/35	509	512
2	Ford Credit Auto Owner Trust	4.370%	10/15/12	1,075	1,115
2	GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	65	63
2,3	GE Capital Commercial Mortgage Corp.	5.515%	3/10/44	1,625	1,323
2,3	GE Capital Commercial Mortgage Corp.	5.513%	11/10/45	250	158
2	GE Capital Credit Card Master Note Trust	5.080%	9/15/12	2,900	2,920

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	GMAC Commercial Mortgage Securities, Inc.	7.455%	8/16/33	224	226
2	GMAC Commercial Mortgage Securities, Inc.	4.908%	3/10/38	100	84
2	GMAC Commercial Mortgage Securities, Inc.	4.646%	4/10/40	245	234
2	GMAC Commercial Mortgage Securities, Inc.	4.864%	12/10/41	450	380
2	GMAC Commercial Mortgage Securities, Inc.	4.754%	5/10/43	100	79
2	Greenwich Capital Commercial Funding Corp.	4.948%	1/11/35	475	408
2	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	875	821
2	Greenwich Capital Commercial Funding Corp.	5.117%	4/10/37	325	319
2	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	1,550	1,339
2,3	Greenwich Capital Commercial Funding Corp.	5.277%	4/10/37	225	145
2,3	Greenwich Capital Commercial Funding Corp.	6.115%	7/10/38	150	81
2	Greenwich Capital Commercial Funding Corp.	5.475%	3/10/39	50	26
2	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	600	536
2	GS Mortgage Securities Corp. II	5.506%	4/10/38	925	906
2,3	GS Mortgage Securities Corp. II	5.553%	4/10/38	300	256
2,3	GS Mortgage Securities Corp. II	5.622%	4/10/38	40	23
2	GS Mortgage Securities Corp. II	5.396%	8/10/38	1,600	1,498
2	Harley-Davidson Motorcycle Trust	5.210%	6/17/13	2,815	2,858
2	Honda Auto Receivables Owner Trust	5.120%	10/15/10	483	485
2	Honda Auto Receivables Owner Trust	4.880%	9/18/14	525	547
2	JPMorgan Chase Commercial Mortgage Securities	6.260%	3/15/33	225	227
2	JPMorgan Chase Commercial Mortgage Securities	5.050%	12/12/34	250	235
2,3	JPMorgan Chase Commercial Mortgage Securities	4.948%	9/12/37	40	24
2	JPMorgan Chase Commercial Mortgage Securities	4.404%	1/12/39	1,120	924
2,3	JPMorgan Chase Commercial Mortgage Securities	5.551%	6/12/41	1,615	1,458
2	JPMorgan Chase Commercial Mortgage Securities	4.780%	7/15/42	135	85
2,3	JPMorgan Chase Commercial Mortgage Securities	5.498%	1/12/43	25	16
2	JPMorgan Chase Commercial Mortgage Securities	5.160%	4/15/43	1,220	1,226
2,3	JPMorgan Chase Commercial Mortgage Securities	5.629%	12/12/44	200	111
2,3	JPMorgan Chase Commercial Mortgage Securities	5.386%	12/15/44	200	121
2	JPMorgan Chase Commercial Mortgage Securities	6.065%	4/15/45	1,600	1,245
2	JPMorgan Chase Commercial Mortgage Securities	6.065%	4/15/45	75	45
2	JPMorgan Chase Commercial Mortgage Securities	5.440%	5/15/45	25	15
2	JPMorgan Chase Commercial Mortgage Securities	5.447%	5/15/45	350	281
2	JPMorgan Chase Commercial Mortgage Securities	5.991%	6/15/49	625	579
2	JPMorgan Chase Commercial Mortgage Securities	6.006%	6/15/49	600	473
2	JPMorgan Chase Commercial Mortgage Securities	5.794%	2/12/51	2,300	1,704
2	JPMorgan Chase Commercial Mortgage Securities	5.855%	2/12/51	600	535
2	JPMorgan Chase Commercial Mortgage Securities	5.716%	2/15/51	300	172
2,3	JPMorgan Chase Commercial Mortgage Securities	5.882%	2/15/51	1,425	1,058
2,3	LB Commerical Conduit Mortgage Trust	6.150%	7/15/44	655	262
2	LB-UBS Commercial Mortgage Trust	7.370%	8/15/26	427	416
2	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	1,050	911
2	LB-UBS Commercial Mortgage Trust	4.742%	2/15/30	695	615
2	LB-UBS Commercial Mortgage Trust	4.553%	7/15/30	80	79
2	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	775	662
2	LB-UBS Commercial Mortgage Trust	5.217%	2/15/31	50	30
2	LB-UBS Commercial Mortgage Trust	4.853%	9/15/31	1,075	1,048
2	LB-UBS Commercial Mortgage Trust	4.166%	5/15/32	325	296
2,3	LB-UBS Commercial Mortgage Trust	5.661%	3/15/39	1,720	1,428
2	LB-UBS Commercial Mortgage Trust	5.413%	9/15/39	35	22
2	LB-UBS Commercial Mortgage Trust	5.424%	2/15/40	275	201
2	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	1,555	1,134
2	LB-UBS Commercial Mortgage Trust	5.455%	2/15/40	175	86
2,3	LB-UBS Commercial Mortgage Trust	5.493%	2/15/40	125	52
2,3	LB-UBS Commercial Mortgage Trust	6.317%	4/15/41	1,675	1,376

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	1,595	1,120
2	LB-UBS Commerical Mortgage Trust	4.960%	12/15/31	1,075	970
2	MBNA Master Credit Card Trust	7.000%	2/15/12	2,675	2,705
2	Merrill Lynch Mortgage Trust	5.236%	11/12/35	645	571
2	Merrill Lynch Mortgage Trust	5.107%	7/12/38	85	54
2	Merrill Lynch Mortgage Trust	5.839%	5/12/39	1,140	903
2,3	Merrill Lynch Mortgage Trust	5.840%	5/12/39	100	58
2	Merrill Lynch Mortgage Trust	5.782%	8/12/43	205	125
2,3	Merrill Lynch Mortgage Trust	5.291%	1/12/44	825	689
2,3	Merrill Lynch Mortgage Trust	6.022%	6/12/50	185	94
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	225	202
2	Merrill Lynch Mortgage Trust	5.690%	2/12/51	750	488
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	150	84
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	1,350	1,000
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	675	633
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	1,875	1,421
2	Morgan Stanley Capital I	4.970%	4/14/40	455	413
2,3	Morgan Stanley Capital I	5.110%	6/15/40	500	421
2	Morgan Stanley Capital I	5.270%	6/13/41	750	677
2,3	Morgan Stanley Capital I	5.984%	8/12/41	45	23
2	Morgan Stanley Capital I	4.970%	12/15/41	600	567
2	Morgan Stanley Capital I	5.168%	1/14/42	350	328
2,3	Morgan Stanley Capital I	5.803%	6/11/42	375	320
2	Morgan Stanley Capital I	4.989%	8/13/42	1,605	1,404
2	Morgan Stanley Capital I	5.230%	9/15/42	1,500	1,337
2	Morgan Stanley Capital I	5.770%	10/15/42	500	425
2,3	Morgan Stanley Capital I	5.946%	10/15/42	45	25
2,3	Morgan Stanley Capital I	5.378%	11/14/42	1,125	978
2,3	Morgan Stanley Capital I	5.378%	11/14/42	25	16
2	Morgan Stanley Capital I	6.457%	1/11/43	1,250	1,094
2	Morgan Stanley Capital I	5.332%	12/15/43	205	156
2,3	Morgan Stanley Capital I	5.558%	3/12/44	1,850	1,522
2,3	Morgan Stanley Capital I	5.773%	7/12/44	221	112
2,3	Morgan Stanley Capital I	5.877%	4/15/49	325	154
2,3	Morgan Stanley Capital I	6.076%	6/11/49	260	135
2,3	Morgan Stanley Capital I	5.544%	11/12/49	335	184
2	Morgan Stanley Capital I	5.809%	12/12/49	800	694
2	Morgan Stanley Capital I	5.090%	10/12/52	500	492
2,3	Morgan Stanley Capital I	5.204%	10/12/52	225	115
2	Morgan Stanley Dean Witter Capital I	6.660%	2/15/33	199	196
2	Morgan Stanley Dean Witter Capital I	6.390%	7/15/33	241	244
2	Morgan Stanley Dean Witter Capital I	6.390%	10/15/35	205	206
2	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	195	188
2	Morgan Stanley Dean Witter Capital I	5.980%	1/15/39	1,485	1,515
2	Nissan Auto Receivables Owner Trust	5.050%	11/17/14	425	445
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	135	137
2	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	302	316
2	PSE&G Transition Funding LLC	6.890%	12/15/17	1,075	1,219
2	Public Service New Hampshire Funding LLC	6.480%	5/1/15	249	267
2	Salomon Brothers Mortgage Securities VII	5.552%	9/25/33	171	146
2	USAA Auto Owner Trust	5.360%	2/15/11	112	112
2	USAA Auto Owner Trust	4.710%	2/18/14	825	857

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Wachovia Bank Commercial Mortgage Trust	5.125%	8/15/35	250	227
2	Wachovia Bank Commercial Mortgage Trust	4.719%	1/15/41	225	215
2	Wachovia Bank Commercial Mortgage Trust	4.748%	2/15/41	1,850	1,620
2	Wachovia Bank Commercial Mortgage Trust	5.001%	7/15/41	598	574
2,3	Wachovia Bank Commercial Mortgage Trust	5.426%	7/15/41	1,150	983
2	Wachovia Bank Commercial Mortgage Trust	4.803%	10/15/41	600	545
2,3	Wachovia Bank Commercial Mortgage Trust	5.083%	3/15/42	1,200	1,031
2	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	879	754
2,3	Wachovia Bank Commercial Mortgage Trust	5.926%	5/15/43	900	734
2,3	Wachovia Bank Commercial Mortgage Trust	5.926%	5/15/43	375	219
2	Wachovia Bank Commercial Mortgage Trust	4.699%	5/15/44	950	817
2,3	Wachovia Bank Commercial Mortgage Trust	5.384%	10/15/44	1,975	1,800
2,3	Wachovia Bank Commercial Mortgage Trust	5.440%	12/15/44	2,225	1,924
2,3	Wachovia Bank Commercial Mortgage Trust	5.490%	12/15/44	15	9
2,3	Wachovia Bank Commercial Mortgage Trust	6.158%	6/15/45	65	34
2,3	Wachovia Bank Commercial Mortgage Trust	5.818%	5/15/46	305	151
2	Wachovia Bank Commercial Mortgage Trust	5.313%	11/15/48	650	536
2	Wachovia Bank Commercial Mortgage Trust	5.339%	11/15/48	800	438
2	World Omni Auto Receivables Trust	3.940%	10/15/12	1,075	1,090
					133,166
Finance (7.9%)
	Banking (5.3%)
	Abbey National PLC	7.950%	10/26/29	550	505
5	American Express Bank, FSB	3.150%	12/9/11	975	1,009
	American Express Bank, FSB	5.550%	10/17/12	300	302
	American Express Bank, FSB	5.500%	4/16/13	875	858
	American Express Bank, FSB	6.000%	9/13/17	225	208
	American Express Centurion Bank	5.550%	10/17/12	300	295
	American Express Centurion Bank	5.950%	6/12/17	150	139
	American Express Centurion Bank	6.000%	9/13/17	325	301
	American Express Co.	7.250%	5/20/14	500	519
	American Express Co.	5.500%	9/12/16	225	208
	American Express Co.	6.150%	8/28/17	500	467
	American Express Co.	8.125%	5/20/19	500	521
2	American Express Co.	6.800%	9/1/66	355	254
	American Express Credit Corp.	5.000%	12/2/10	425	434
	American Express Credit Corp.	5.875%	5/2/13	600	601
	American Express Credit Corp.	7.300%	8/20/13	100	104
4	American Express Travel	5.250%	11/21/11	550	546
	AmSouth Bank NA	5.200%	4/1/15	325	252
	Banc One Corp.	7.625%	10/15/26	75	79
4	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	575	530
	Bank of America Corp.	4.500%	8/1/10	755	770
	Bank of America Corp.	4.250%	10/1/10	350	353
	Bank of America Corp.	4.375%	12/1/10	490	496
	Bank of America Corp.	5.375%	8/15/11	525	540
	Bank of America Corp.	6.250%	4/15/12	300	308
5	Bank of America Corp.	2.100%	4/30/12	3,050	3,061
5	Bank of America Corp.	3.125%	6/15/12	1,500	1,549
5	Bank of America Corp.	2.375%	6/22/12	225	227
	Bank of America Corp.	5.375%	9/11/12	375	376
	Bank of America Corp.	4.875%	9/15/12	675	673
	Bank of America Corp.	4.875%	1/15/13	250	246
	Bank of America Corp.	4.900%	5/1/13	675	659
	Bank of America Corp.	7.375%	5/15/14	1,000	1,034
	Bank of America Corp.	5.375%	6/15/14	150	145

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.125%	11/15/14	775	731
Bank of America Corp.	4.750%	8/1/15	225	206
Bank of America Corp.	5.250%	12/1/15	125	112
Bank of America Corp.	5.750%	8/15/16	150	134
Bank of America Corp.	5.625%	10/14/16	425	386
Bank of America Corp.	5.420%	3/15/17	900	745
Bank of America Corp.	6.000%	9/1/17	50	46
Bank of America Corp.	5.750%	12/1/17	75	67
Bank of America Corp.	5.650%	5/1/18	1,275	1,128
Bank of America Corp.	7.625%	6/1/19	600	602
Bank of America Corp.	6.800%	3/15/28	400	336
Bank of America Corp.	6.000%	10/15/36	400	322
Bank of America Corp.	6.500%	9/15/37	210	179
5 Bank of America, NA	1.700%	12/23/10	750	759
Bank of America, NA	6.100%	6/15/17	400	354
Bank of New York Mellon	4.950%	1/14/11	475	491
Bank of New York Mellon	4.950%	11/1/12	875	928
Bank of New York Mellon	5.125%	8/27/13	50	53
Bank of New York Mellon	4.300%	5/15/14	325	332
Bank of New York Mellon	4.950%	3/15/15	600	598
Bank of New York Mellon	5.450%	5/15/19	250	256
4 Bank of Scotland PLC	5.250%	2/21/17	700	574
5 Bank of the West	2.150%	3/27/12	675	679
Bank One Corp.	7.875%	8/1/10	950	1,002
Bank One Corp.	5.900%	11/15/11	320	334
Bank One Corp.	5.250%	1/30/13	325	329
Bank One Corp.	4.900%	4/30/15	350	346
Barclays Bank PLC	5.450%	9/12/12	150	157
Barclays Bank PLC	6.750%	5/22/19	400	399
BB&T Capital Trust II	6.750%	6/7/36	450	342
BB&T Corp.	6.500%	8/1/11	50	52
BB&T Corp.	4.750%	10/1/12	625	628
BB&T Corp.	5.700%	4/30/14	150	153
BB&T Corp.	5.200%	12/23/15	325	318
BB&T Corp.	5.625%	9/15/16	300	269
BB&T Corp.	6.850%	4/30/19	125	131
BB&T Corp.	5.250%	11/1/19	500	448
Bear Stearns Co., Inc.	4.500%	10/28/10	175	180
Bear Stearns Co., Inc.	5.350%	2/1/12	1,550	1,619
Bear Stearns Co., Inc.	6.950%	8/10/12	205	224
Bear Stearns Co., Inc.	5.700%	11/15/14	625	643
Bear Stearns Co., Inc.	5.300%	10/30/15	175	175
Bear Stearns Co., Inc.	5.550%	1/22/17	550	512
Bear Stearns Co., Inc.	6.400%	10/2/17	755	763
Bear Stearns Co., Inc.	7.250%	2/1/18	775	822
Capital One Bank	8.800%	7/15/19	350	356
Capital One Bank USA N.A.	5.750%	9/15/10	600	620
Capital One Capital III	7.686%	8/15/36	250	178
Capital One Capital IV	6.745%	2/17/37	150	98
Capital One Financial Corp.	5.700%	9/15/11	175	176
Capital One Financial Corp.	4.800%	2/21/12	75	74
Capital One Financial Corp.	5.500%	6/1/15	200	185
Capital One Financial Corp.	6.150%	9/1/16	400	351
Capital One Financial Corp.	5.250%	2/21/17	500	433
Charter One Bank N.A.	5.500%	4/26/11	425	432
5 Citibank, NA	1.625%	3/30/11	550	555

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Citibank, NA	1.500%	7/12/11	600	601
2,4	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	100	91
5	Citigroup Funding, Inc.	2.000%	3/30/12	550	552
5	Citigroup Funding, Inc.	2.125%	7/12/12	250	250
	Citigroup, Inc.	4.625%	8/3/10	75	76
	Citigroup, Inc.	6.500%	1/18/11	700	711
	Citigroup, Inc.	5.125%	2/14/11	50	50
5	Citigroup, Inc.	1.375%	5/5/11	1,925	1,928
	Citigroup, Inc.	5.100%	9/29/11	1,050	1,041
5	Citigroup, Inc.	2.875%	12/9/11	1,150	1,183
	Citigroup, Inc.	6.000%	2/21/12	200	198
	Citigroup, Inc.	5.250%	2/27/12	875	857
5	Citigroup, Inc.	2.125%	4/30/12	2,650	2,659
5	Citigroup, Inc.	1.875%	5/7/12	1,225	1,220
	Citigroup, Inc.	5.500%	8/27/12	310	299
	Citigroup, Inc.	5.625%	8/27/12	1,350	1,258
	Citigroup, Inc.	5.300%	10/17/12	650	627
	Citigroup, Inc.	5.500%	4/11/13	230	217
	Citigroup, Inc.	6.500%	8/19/13	975	947
	Citigroup, Inc.	5.125%	5/5/14	350	319
	Citigroup, Inc.	5.000%	9/15/14	3,259	2,732
	Citigroup, Inc.	4.700%	5/29/15	125	106
	Citigroup, Inc.	5.300%	1/7/16	150	132
	Citigroup, Inc.	6.000%	8/15/17	825	721
	Citigroup, Inc.	6.125%	11/21/17	875	776
	Citigroup, Inc.	6.125%	5/15/18	550	480
	Citigroup, Inc.	8.500%	5/22/19	925	940
	Citigroup, Inc.	6.625%	6/15/32	1,275	1,018
	Citigroup, Inc.	5.875%	2/22/33	1,150	863
	Citigroup, Inc.	6.000%	10/31/33	225	165
	Citigroup, Inc.	5.850%	12/11/34	175	138
	Citigroup, Inc.	5.875%	5/29/37	50	39
	Citigroup, Inc.	6.875%	3/5/38	400	358
	Comerica Bank	5.750%	11/21/16	825	653
	Comerica Bank	5.200%	8/22/17	200	147
	Compass Bank	6.400%	10/1/17	200	181
	Compass Bank	5.900%	4/1/26	100	64
4	Corestates Capital I	8.000%	12/15/26	325	245
	Countrywide Financial Corp.	6.250%	5/15/16	45	40
	Countrywide Home Loan	4.125%	9/15/09	400	401
	Countrywide Home Loan	4.000%	3/22/11	300	294
	Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	1,050	1,087
	Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	400	420
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	225	238
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	325	349
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	290	314
	Credit Suisse First Boston USA, Inc.	5.500%	8/15/13	1,475	1,531
	Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	75	77
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	1,150	1,164
	Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	425	434
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	600	640
2	Credit Suisse First Boston USA, Inc.	5.860%	5/15/49	350	224
	Credit Suisse New York	5.000%	5/15/13	325	324
	Credit Suisse New York	5.500%	5/1/14	675	703
	Deutsche Bank AG London	5.375%	10/12/12	1,025	1,089
	Deutsche Bank AG London	4.875%	5/20/13	750	771

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Deutsche Bank AG London	6.000%	9/1/17	1,425	1,455
Deutsche Bank Financial LLC	5.375%	3/2/15	500	487
FIA Card Services NA	6.625%	6/15/12	300	305
Fifth Third Bancorp.	4.750%	2/1/15	300	249
Fifth Third Bancorp.	4.500%	6/1/18	300	205
Fifth Third Bancorp.	8.250%	3/1/38	525	403
First Tennessee Bank	5.050%	1/15/15	50	39
First Union Institutional Capital I	8.040%	12/1/26	75	62
Golden West Financial Corp.	4.750%	10/1/12	200	200
2 Goldman Sachs Capital II	5.793%	12/29/49	495	309
Goldman Sachs Group, Inc.	4.500%	6/15/10	835	857
Goldman Sachs Group, Inc.	6.875%	1/15/11	260	276
5 Goldman Sachs Group, Inc.	1.700%	3/15/11	450	454
5 Goldman Sachs Group, Inc.	1.625%	7/15/11	650	654
Goldman Sachs Group, Inc.	6.600%	1/15/12	150	160
Goldman Sachs Group, Inc.	5.300%	2/14/12	75	78
5 Goldman Sachs Group, Inc.	3.250%	6/15/12	1,900	1,969
Goldman Sachs Group, Inc.	5.700%	9/1/12	50	52
Goldman Sachs Group, Inc.	5.450%	11/1/12	595	621
Goldman Sachs Group, Inc.	5.250%	4/1/13	625	640
Goldman Sachs Group, Inc.	4.750%	7/15/13	1,075	1,082
Goldman Sachs Group, Inc.	5.250%	10/15/13	800	820
Goldman Sachs Group, Inc.	5.150%	1/15/14	1,100	1,107
Goldman Sachs Group, Inc.	6.000%	5/1/14	1,100	1,151
Goldman Sachs Group, Inc.	5.000%	10/1/14	125	126
Goldman Sachs Group, Inc.	5.125%	1/15/15	800	797
Goldman Sachs Group, Inc.	5.350%	1/15/16	1,075	1,049
Goldman Sachs Group, Inc.	5.750%	10/1/16	300	296
Goldman Sachs Group, Inc.	5.625%	1/15/17	775	721
Goldman Sachs Group, Inc.	6.250%	9/1/17	875	869
Goldman Sachs Group, Inc.	5.950%	1/18/18	1,800	1,743
Goldman Sachs Group, Inc.	6.150%	4/1/18	660	646
Goldman Sachs Group, Inc.	7.500%	2/15/19	125	133
Goldman Sachs Group, Inc.	5.950%	1/15/27	960	796
Goldman Sachs Group, Inc.	6.125%	2/15/33	150	141
Goldman Sachs Group, Inc.	6.345%	2/15/34	500	404
Goldman Sachs Group, Inc.	6.450%	5/1/36	410	345
Goldman Sachs Group, Inc.	6.750%	10/1/37	1,755	1,542
4 HBOS PLC	6.750%	5/21/18	400	296
HSBC Bank PLC	6.950%	3/15/11	150	156
HSBC Bank USA	4.625%	4/1/14	500	494
HSBC Bank USA	5.875%	11/1/34	550	524
HSBC Bank USA	5.625%	8/15/35	625	583
HSBC Holdings PLC	7.350%	11/27/32	50	46
HSBC Holdings PLC	6.500%	5/2/36	145	141
HSBC Holdings PLC	6.500%	9/15/37	1,040	997
HSBC Holdings PLC	6.800%	6/1/38	210	214
4 ICICI Bank Ltd.	6.625%	10/3/12	325	322
JPMorgan Chase & Co.	6.750%	2/1/11	610	639
5 JPMorgan Chase & Co.	1.650%	2/23/11	1,175	1,186
5 JPMorgan Chase & Co.	3.125%	12/1/11	375	388
JPMorgan Chase & Co.	4.500%	1/15/12	1,350	1,398
JPMorgan Chase & Co.	6.625%	3/15/12	175	185
5 JPMorgan Chase & Co.	2.200%	6/15/12	1,150	1,158
JPMorgan Chase & Co.	5.375%	10/1/12	145	152
5 JPMorgan Chase & Co.	2.125%	12/26/12	2,200	2,198

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	5.750%	1/2/13	475	490
JPMorgan Chase & Co.	4.750%	5/1/13	1,120	1,143
JPMorgan Chase & Co.	4.875%	3/15/14	885	872
JPMorgan Chase & Co.	5.125%	9/15/14	145	144
JPMorgan Chase & Co.	4.750%	3/1/15	1,050	1,049
JPMorgan Chase & Co.	5.250%	5/1/15	725	707
JPMorgan Chase & Co.	5.150%	10/1/15	500	501
JPMorgan Chase & Co.	5.875%	6/13/16	225	222
JPMorgan Chase & Co.	6.125%	6/27/17	300	298
JPMorgan Chase & Co.	6.400%	5/15/38	1,050	1,082
JPMorgan Chase Capital XV	5.875%	3/15/35	760	608
JPMorgan Chase Capital XVII	5.850%	8/1/35	50	38
JPMorgan Chase Capital XX	6.550%	9/29/36	300	238
JPMorgan Chase Capital XXII	6.450%	2/2/37	1,175	933
JPMorgan Chase Capital XXV	6.800%	10/1/37	500	431
KeyBank NA	7.000%	2/1/11	125	127
KeyBank NA	5.500%	9/17/12	425	421
KeyBank NA	4.950%	9/15/15	350	306
KeyBank NA	5.450%	3/3/16	675	556
KeyCorp	6.500%	5/14/13	50	49
M&I Marshall & Ilsley Bank	4.850%	6/16/15	200	148
Manufacturers & Traders Trust Co.	6.625%	12/4/17	500	471
MBNA Corp.	7.500%	3/15/12	325	339
MBNA Corp.	6.125%	3/1/13	225	229
MBNA Corp.	5.000%	6/15/15	350	327
Mellon Funding Corp.	5.000%	12/1/14	150	153
Merrill Lynch & Co., Inc.	5.770%	7/25/11	425	438
Merrill Lynch & Co., Inc.	6.050%	8/15/12	500	508
Merrill Lynch & Co., Inc.	5.450%	2/5/13	235	229
Merrill Lynch & Co., Inc.	6.150%	4/25/13	1,275	1,264
Merrill Lynch & Co., Inc.	5.000%	2/3/14	225	213
Merrill Lynch & Co., Inc.	5.450%	7/15/14	200	190
Merrill Lynch & Co., Inc.	5.000%	1/15/15	2,125	1,940
Merrill Lynch & Co., Inc.	6.050%	5/16/16	25	22
Merrill Lynch & Co., Inc.	5.700%	5/2/17	1,025	887
Merrill Lynch & Co., Inc.	6.400%	8/28/17	1,225	1,083
Merrill Lynch & Co., Inc.	6.875%	4/25/18	405	368
Merrill Lynch & Co., Inc.	6.220%	9/15/26	325	255
Merrill Lynch & Co., Inc.	6.110%	1/29/37	875	665
Merrill Lynch & Co., Inc.	7.750%	5/14/38	1,015	926
Morgan Stanley	4.000%	1/15/10	600	609
5 Morgan Stanley	2.900%	12/1/10	675	694
Morgan Stanley	5.050%	1/21/11	50	51
5 Morgan Stanley	3.250%	12/1/11	1,850	1,918
Morgan Stanley	5.625%	1/9/12	2,425	2,512
Morgan Stanley	6.600%	4/1/12	215	228
5 Morgan Stanley	1.950%	6/20/12	1,550	1,548
Morgan Stanley	5.750%	8/31/12	250	261
Morgan Stanley	4.750%	4/1/14	2,690	2,555
Morgan Stanley	6.000%	5/13/14	875	890
Morgan Stanley	5.375%	10/15/15	400	387
Morgan Stanley	5.750%	10/18/16	550	534
Morgan Stanley	5.450%	1/9/17	600	566
Morgan Stanley	5.550%	4/27/17	430	403
Morgan Stanley	6.250%	8/28/17	50	49
Morgan Stanley	5.950%	12/28/17	425	408

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Morgan Stanley	6.625%	4/1/18	1,880	1,865
	Morgan Stanley	7.300%	5/13/19	350	364
	Morgan Stanley	6.250%	8/9/26	1,050	965
	Morgan Stanley	7.250%	4/1/32	525	518
	National City Bank - Cleveland OH	6.250%	3/15/11	400	409
	National City Corp.	4.900%	1/15/15	325	315
	National City Corp.	6.875%	5/15/19	225	216
4	Nationwide Building Society	5.500%	7/18/12	1,500	1,440
4	Northern Rock PLC	5.625%	6/22/17	2,950	2,579
	Northern Trust Co.	6.500%	8/15/18	50	54
	Northern Trust Corp.	5.500%	8/15/13	100	106
	Northern Trust Corp.	4.625%	5/1/14	225	232
	PNC Bank NA	4.875%	9/21/17	600	521
	PNC Funding Corp.	7.500%	11/1/09	55	56
	PNC Funding Corp.	5.125%	12/14/10	125	126
5	PNC Funding Corp.	2.300%	6/22/12	1,025	1,034
	PNC Funding Corp.	5.250%	11/15/15	475	451
	PNC Funding Corp.	5.625%	2/1/17	100	94
5	Regions Bank	3.250%	12/9/11	1,150	1,192
	Santander Financial Issuances	6.375%	2/15/11	200	195
	Sanwa Bank Ltd.	7.400%	6/15/11	300	309
	Southtrust Corp.	5.800%	6/15/14	100	100
	Sovereign Bancorp, Inc.	4.800%	9/1/10	500	494
	Sovereign Bancorp, Inc.	8.750%	5/30/18	270	266
2,4	Standard Chartered PLC	6.409%	12/31/49	300	192
	State Street Bank & Trust Co.	5.300%	1/15/16	125	119
	State Street Corp.	4.300%	5/30/14	400	396
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	490	530
	SunTrust Bank Atlanta GA	6.375%	4/1/11	100	102
	SunTrust Bank Atlanta GA	7.250%	3/15/18	125	121
	SunTrust Banks, Inc.	6.000%	9/11/17	350	322
	SunTrust Banks, Inc.	6.000%	2/15/26	475	341
	SunTrust Capital VIII	6.100%	12/15/36	132	88
	Swiss Bank Corp.	7.000%	10/15/15	300	270
	Swiss Bank Corp.	7.375%	6/15/17	75	67
	Synovus Financial Corp.	5.125%	6/15/17	250	152
	UBS AG	5.875%	7/15/16	1,350	1,129
	UBS AG	5.875%	12/20/17	675	628
	UBS AG	5.750%	4/25/18	475	437
	UFJ Finance Aruba AEC	6.750%	7/15/13	1,350	1,399
	Union Bank of California NA	5.950%	5/11/16	225	213
	Union Planters Corp.	7.750%	3/1/11	500	486
	UnionBanCal Corp.	5.250%	12/16/13	50	45
	US Bank NA	6.375%	8/1/11	550	589
	US Bank NA	6.300%	2/4/14	875	950
	US Bank NA	4.950%	10/30/14	225	236
2	USB Capital IX	6.189%	4/15/49	300	200
	Wachovia Bank NA	4.875%	2/1/15	1,750	1,696
	Wachovia Bank NA	5.000%	8/15/15	75	72
	Wachovia Bank NA	6.000%	11/15/17	300	289
	Wachovia Bank NA	5.850%	2/1/37	1,425	1,263
	Wachovia Bank NA	6.600%	1/15/38	425	422
2	Wachovia Capital Trust III	5.800%	3/15/11	1,010	606
	Wachovia Corp.	5.300%	10/15/11	175	182
	Wachovia Corp.	4.875%	2/15/14	975	956
	Wachovia Corp.	5.625%	10/15/16	275	258

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wachovia Corp.	5.750%	6/15/17	1,450	1,440
Wachovia Corp.	7.500%	4/15/35	50	43
Wachovia Corp.	5.500%	8/1/35	475	362
Wachovia Corp.	6.550%	10/15/35	50	44
Wells Fargo & Co.	4.200%	1/15/10	775	788
Wells Fargo & Co.	4.875%	1/12/11	375	386
Wells Fargo & Co.	5.300%	8/26/11	450	470
5 Wells Fargo & Co.	3.000%	12/9/11	1,750	1,805
5 Wells Fargo & Co.	2.125%	6/15/12	775	778
Wells Fargo & Co.	5.125%	9/1/12	300	312
Wells Fargo & Co.	5.250%	10/23/12	550	569
Wells Fargo & Co.	4.375%	1/31/13	100	101
Wells Fargo & Co.	4.950%	10/16/13	100	100
Wells Fargo & Co.	5.625%	12/11/17	325	320
Wells Fargo & Co.	5.375%	2/7/35	325	291
Wells Fargo Bank NA	6.450%	2/1/11	500	522
Wells Fargo Bank NA	4.750%	2/9/15	1,275	1,237
Wells Fargo Bank NA	5.750%	5/16/16	1,500	1,448
Wells Fargo Bank NA	5.950%	8/26/36	350	318
Wells Fargo Capital X	5.950%	12/15/36	50	37
2 Wells Fargo Capital XIII	7.700%	12/29/49	400	332
2 Wells Fargo Capital XV	9.750%	12/29/49	425	408
Wells Fargo Financial, Inc.	5.500%	8/1/12	300	314

Brokerage (0.1%)
Ameriprise Financial Inc.	5.350%	11/15/10	475	480
Ameriprise Financial Inc.	5.650%	11/15/15	375	354
Amvescap PLC	5.375%	2/27/13	25	19
BlackRock, Inc.	6.250%	9/15/17	225	236
Charles Schwab Corp.	4.950%	6/1/14	700	715
Jefferies Group Inc.	6.450%	6/8/27	475	353
Jefferies Group Inc.	6.250%	1/15/36	400	271
Lazard Group	6.850%	6/15/17	775	712

Finance Companies (1.1%)
Block Financial LLC	7.875%	1/15/13	100	106
General Electric Capital Corp.	4.875%	10/21/10	475	491
5 General Electric Capital Corp.	1.625%	1/7/11	1,325	1,344
General Electric Capital Corp.	6.125%	2/22/11	595	624
General Electric Capital Corp.	5.500%	4/28/11	475	493
General Electric Capital Corp.	5.000%	11/15/11	175	180
5 General Electric Capital Corp.	3.000%	12/9/11	1,025	1,058
General Electric Capital Corp.	5.875%	2/15/12	1,575	1,658
General Electric Capital Corp.	4.375%	3/3/12	475	483
5 General Electric Capital Corp.	2.250%	3/12/12	2,700	2,726
5 General Electric Capital Corp.	2.200%	6/8/12	1,950	1,967
General Electric Capital Corp.	6.000%	6/15/12	2,375	2,509
General Electric Capital Corp.	5.250%	10/19/12	3,600	3,714
5 General Electric Capital Corp.	2.125%	12/21/12	825	820
5 General Electric Capital Corp.	2.625%	12/28/12	775	783
General Electric Capital Corp.	5.450%	1/15/13	500	518
General Electric Capital Corp.	5.900%	5/13/14	325	334
General Electric Capital Corp.	5.500%	6/4/14	1,325	1,335
General Electric Capital Corp.	5.650%	6/9/14	350	361
General Electric Capital Corp.	5.375%	10/20/16	150	150
General Electric Capital Corp.	5.400%	2/15/17	700	682

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	5.625%	9/15/17	450	433
General Electric Capital Corp.	5.625%	5/1/18	325	310
General Electric Capital Corp.	6.750%	3/15/32	1,350	1,230
General Electric Capital Corp.	6.150%	8/7/37	525	433
General Electric Capital Corp.	5.875%	1/14/38	3,050	2,393
General Electric Capital Corp.	6.875%	1/10/39	675	609
2 General Electric Capital Corp.	6.375%	11/15/67	725	477
2 HSBC Finance Capital Trust IX	5.911%	11/30/35	50	28
HSBC Finance Corp.	4.625%	9/15/10	425	428
HSBC Finance Corp.	5.250%	1/14/11	675	679
HSBC Finance Corp.	5.700%	6/1/11	1,150	1,159
HSBC Finance Corp.	6.375%	10/15/11	50	51
HSBC Finance Corp.	7.000%	5/15/12	595	616
HSBC Finance Corp.	5.900%	6/19/12	300	300
HSBC Finance Corp.	6.375%	11/27/12	345	352
HSBC Finance Corp.	4.750%	7/15/13	150	144
HSBC Finance Corp.	5.250%	1/15/14	375	368
HSBC Finance Corp.	5.000%	6/30/15	2,075	1,955
International Lease Finance Corp.	5.125%	11/1/10	650	578
International Lease Finance Corp.	4.950%	2/1/11	825	709
International Lease Finance Corp.	5.450%	3/24/11	150	128
International Lease Finance Corp.	5.750%	6/15/11	1,075	906
International Lease Finance Corp.	5.300%	5/1/12	225	173
International Lease Finance Corp.	5.625%	9/20/13	225	168
International Lease Finance Corp.	5.650%	6/1/14	325	245
SLM Corp.	4.500%	7/26/10	200	190
SLM Corp.	5.400%	10/25/11	1,800	1,630
SLM Corp.	5.000%	10/1/13	85	69
SLM Corp.	5.375%	5/15/14	110	88
SLM Corp.	5.050%	11/14/14	360	272
SLM Corp.	5.000%	4/15/15	10	8
SLM Corp.	5.625%	8/1/33	495	290

Insurance (1.0%)
ACE Capital Trust II	9.700%	4/1/30	360	312
ACE INA Holdings, Inc.	5.600%	5/15/15	125	125
ACE INA Holdings, Inc.	5.700%	2/15/17	505	501
AEGON Funding Corp.	5.750%	12/15/20	50	43
AEGON NV	4.750%	6/1/13	200	183
Aetna, Inc.	7.875%	3/1/11	50	54
Aetna, Inc.	5.750%	6/15/11	125	131
Aetna, Inc.	6.000%	6/15/16	50	49
Aetna, Inc.	6.500%	9/15/18	275	275
Aetna, Inc.	6.625%	6/15/36	875	799
Allied World Assurance	7.500%	8/1/16	1,060	902
Allstate Corp.	6.125%	2/15/12	225	234
Allstate Corp.	5.000%	8/15/14	425	422
Allstate Corp.	6.125%	12/15/32	225	209
Allstate Corp.	5.550%	5/9/35	100	85
2 Allstate Corp.	6.125%	5/15/37	150	115
2 Allstate Corp.	6.500%	5/15/57	200	152
Allstate Life Global Funding	5.375%	4/30/13	375	389
American Financial Group	9.875%	6/15/19	125	124
American International Group, Inc.	4.700%	10/1/10	675	547
American International Group, Inc.	5.375%	10/18/11	225	162
American International Group, Inc.	4.950%	3/20/12	225	147

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American International Group, Inc.	4.250%	5/15/13	600	342
American International Group, Inc.	5.050%	10/1/15	1,025	545
American International Group, Inc.	5.600%	10/18/16	550	281
American International Group, Inc.	5.850%	1/16/18	25	13
American International Group, Inc.	6.250%	5/1/36	150	65
Aon Capital Trust	8.205%	1/1/27	50	45
Arch Capital Group Ltd.	7.350%	5/1/34	350	215
Aspen Insurance Holdings Ltd.	6.000%	8/15/14	100	95
Assurant, Inc.	5.625%	2/15/14	225	195
Assurant, Inc.	6.750%	2/15/34	465	321
AXA Financial, Inc.	7.750%	8/1/10	150	151
AXA SA	8.600%	12/15/30	770	719
Axis Capital Holdings Ltd.	5.750%	12/1/14	75	66
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	100	104
4 Berkshire Hathaway Finance Corp.	4.000%	4/15/12	100	102
Berkshire Hathaway Finance Corp.	5.000%	8/15/13	775	813
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	1,125	1,175
4 Berkshire Hathaway Finance Corp.	5.400%	5/15/18	325	337
Chubb Corp.	5.750%	5/15/18	150	158
Chubb Corp.	6.000%	5/11/37	550	556
Chubb Corp.	6.500%	5/15/38	125	135
2 Chubb Corp.	6.375%	3/29/67	125	98
CIGNA Corp.	7.875%	5/15/27	50	44
CIGNA Corp.	6.150%	11/15/36	475	337
Cincinnati Financial Corp.	6.920%	5/15/28	175	141
Cincinnati Financial Corp.	6.125%	11/1/34	150	106
CNA Financial Corp.	6.000%	8/15/11	100	96
CNA Financial Corp.	5.850%	12/15/14	550	451
CNA Financial Corp.	6.500%	8/15/16	200	162
Commerce Group, Inc.	5.950%	12/9/13	50	42
Coventry Health Care Inc.	6.300%	8/15/14	300	261
Fund American Cos., Inc.	5.875%	5/15/13	100	95
GE Global Insurance Holdings Corp.	6.450%	3/1/19	225	191
GE Global Insurance Holdings Corp.	7.000%	2/15/26	200	159
GE Global Insurance Holdings Corp.	7.750%	6/15/30	150	124
Genworth Financial, Inc.	5.750%	6/15/14	75	53
Genworth Financial, Inc.	4.950%	10/1/15	50	32
Genworth Financial, Inc.	6.500%	6/15/34	150	88
Genworth Global Funding Trusts	5.125%	3/15/11	300	290
Hartford Financial Services Group, Inc.	5.250%	10/15/11	275	267
Hartford Financial Services Group, Inc.	5.500%	10/15/16	175	139
Hartford Financial Services Group, Inc.	5.375%	3/15/17	125	96
Hartford Financial Services Group, Inc.	6.000%	1/15/19	100	77
Hartford Financial Services Group, Inc.	6.100%	10/1/41	600	404
Humana Inc.	6.450%	6/1/16	175	153
Humana Inc.	6.300%	8/1/18	50	42
Humana Inc.	8.150%	6/15/38	300	237
2 ING Groep NV	5.775%	12/8/49	725	413
ING USA Global Funding	4.500%	10/1/10	850	864
4 Liberty Mutual Group, Inc.	4.875%	2/1/10	100	98
Lincoln National Corp.	5.650%	8/27/12	50	48
Lincoln National Corp.	6.150%	4/7/36	675	466
Loews Corp.	6.000%	2/1/35	75	62
Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	50
Marsh & McLennan Cos., Inc.	6.250%	3/15/12	400	413
Marsh & McLennan Cos., Inc.	5.750%	9/15/15	325	308

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Marsh & McLennan Cos., Inc.	9.250%	4/15/19	300	343
4 MetLife Global Funding I	5.125%	6/10/14	775	768
MetLife, Inc.	5.375%	12/15/12	150	152
MetLife, Inc.	5.000%	11/24/13	100	99
MetLife, Inc.	5.000%	6/15/15	500	484
MetLife, Inc.	7.717%	2/15/19	125	133
MetLife, Inc.	6.375%	6/15/34	350	333
MetLife, Inc.	5.700%	6/15/35	125	112
MetLife, Inc.	6.400%	12/15/36	310	220
Principal Financial Group, Inc.	7.875%	5/15/14	450	463
Principal Financial Group, Inc.	6.050%	10/15/36	225	177
Principal Life Income Funding Trusts	5.300%	4/24/13	300	300
Principal Life Income Funding Trusts	5.100%	4/15/14	150	145
Progressive Corp.	6.375%	1/15/12	225	229
Progressive Corp.	6.625%	3/1/29	100	95
2 Progressive Corp.	6.700%	6/15/37	300	211
Protective Life Secured Trusts	4.850%	8/16/10	225	225
Prudential Financial, Inc.	5.100%	12/14/11	35	35
Prudential Financial, Inc.	5.800%	6/15/12	325	326
Prudential Financial, Inc.	5.150%	1/15/13	345	334
Prudential Financial, Inc.	4.500%	7/15/13	100	95
Prudential Financial, Inc.	4.750%	4/1/14	175	167
Prudential Financial, Inc.	5.100%	9/20/14	375	352
Prudential Financial, Inc.	6.200%	1/15/15	125	122
Prudential Financial, Inc.	5.500%	3/15/16	50	46
Prudential Financial, Inc.	6.100%	6/15/17	75	69
Prudential Financial, Inc.	6.000%	12/1/17	225	209
Prudential Financial, Inc.	5.750%	7/15/33	200	154
Prudential Financial, Inc.	5.400%	6/13/35	200	149
Prudential Financial, Inc.	5.900%	3/17/36	300	250
Prudential Financial, Inc.	5.700%	12/14/36	225	181
Torchmark Corp.	6.375%	6/15/16	225	216
Travelers Cos. Inc.	5.750%	12/15/17	325	334
Travelers Cos. Inc.	5.900%	6/2/19	275	285
2 Travelers Cos. Inc.	6.250%	3/15/37	135	108
Travelers Cos. Inc.	6.250%	6/15/37	250	256
Travelers Cos., Inc.	5.500%	12/1/15	150	153
Travelers Cos., Inc.	6.250%	6/20/16	375	397
UnitedHealth Group, Inc.	5.500%	11/15/12	50	52
UnitedHealth Group, Inc.	4.875%	2/15/13	275	275
UnitedHealth Group, Inc.	4.875%	4/1/13	250	249
UnitedHealth Group, Inc.	5.000%	8/15/14	100	97
UnitedHealth Group, Inc.	4.875%	3/15/15	250	240
UnitedHealth Group, Inc.	6.000%	6/15/17	525	501
UnitedHealth Group, Inc.	6.000%	11/15/17	100	95
UnitedHealth Group, Inc.	5.800%	3/15/36	1,000	822
UnitedHealth Group, Inc.	6.500%	6/15/37	150	135
UnitedHealth Group, Inc.	6.625%	11/15/37	300	265
UnitedHealth Group, Inc.	6.875%	2/15/38	325	299
WellPoint Inc.	5.000%	1/15/11	475	488
WellPoint Inc.	6.375%	1/15/12	125	131
WellPoint Inc.	6.000%	2/15/14	150	153
WellPoint Inc.	5.000%	12/15/14	225	220
WellPoint Inc.	5.250%	1/15/16	50	47
WellPoint Inc.	5.875%	6/15/17	20	20
WellPoint Inc.	5.950%	12/15/34	550	458

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
WellPoint Inc.	5.850%	1/15/36	725	627
Willis North America Inc.	5.625%	7/15/15	225	199
Willis North America Inc.	6.200%	3/28/17	370	332
XL Capital Ltd.	5.250%	9/15/14	475	398
XL Capital Ltd.	6.375%	11/15/24	50	38
XL Capital Ltd.	6.250%	5/15/27	400	286
2 XL Capital Ltd.	6.500%	12/15/49	225	110

Other Finance (0.1%)
Chicago Mercantile Exchange Group Inc.	5.400%	8/1/13	500	529
Chicago Mercantile Exchange Group Inc.	5.750%	2/15/14	175	188
Orix Corp.	5.480%	11/22/11	325	299
XTRA Finance Corp.	5.150%	4/1/17	900	868

Real Estate Investment Trusts (0.3%)
AMB Property LP	6.300%	6/1/13	125	115
Arden Realty LP	5.250%	3/1/15	50	48
AvalonBay Communities, Inc.	5.500%	1/15/12	125	126
AvalonBay Communities, Inc.	5.750%	9/15/16	50	45
Boston Properties, Inc.	6.250%	1/15/13	250	249
Boston Properties, Inc.	5.625%	4/15/15	150	139
Brandywine Operating Partnership	5.750%	4/1/12	490	445
Brandywine Operating Partnership	5.400%	11/1/14	50	40
Brandywine Operating Partnership	5.700%	5/1/17	305	213
Camden Property Trust	5.700%	5/15/17	225	201
Duke Realty LP	5.950%	2/15/17	100	78
ERP Operating LP	6.625%	3/15/12	75	77
ERP Operating LP	5.500%	10/1/12	300	302
ERP Operating LP	5.125%	3/15/16	475	436
ERP Operating LP	5.375%	8/1/16	100	91
ERP Operating LP	5.750%	6/15/17	200	185
HCP Inc.	6.700%	1/30/18	175	153
Health Care Property Investors, Inc.	6.450%	6/25/12	775	763
Health Care Property Investors, Inc.	5.650%	12/15/13	105	96
Health Care Property Investors, Inc.	6.300%	9/15/16	165	144
Health Care REIT, Inc.	6.200%	6/1/16	725	626
Hospitality Properties	5.125%	2/15/15	300	233
HRPT Properties Trust	6.250%	8/15/16	100	82
HRPT Properties Trust	6.250%	6/15/17	275	219
Kimco Realty Corp.	5.783%	3/15/16	50	42
Liberty Property LP	5.125%	3/2/15	875	720
Liberty Property LP	5.500%	12/15/16	75	60
National Retail Properties, Inc.	6.875%	10/15/17	200	173
Nationwide Health Properties, Inc.	6.250%	2/1/13	300	278
ProLogis	5.625%	11/15/15	325	254
ProLogis	5.750%	4/1/16	225	171
ProLogis	5.625%	11/15/16	225	173
Realty Income Corp.	6.750%	8/15/19	860	779
Regency Centers LP	6.750%	1/15/12	600	589
Simon Property Group LP	4.875%	8/15/10	125	126
Simon Property Group LP	5.600%	9/1/11	225	229
Simon Property Group LP	5.000%	3/1/12	150	148
Simon Property Group LP	5.300%	5/30/13	610	587
Simon Property Group LP	5.750%	12/1/15	425	394
Simon Property Group LP	6.100%	5/1/16	50	46
Simon Property Group LP	5.875%	3/1/17	425	388

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Simon Property Group LP	6.125%	5/30/18	425	387
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	225	188
				276,899
Industrial (9.8%)
Basic Industry (0.8%)
Agrium Inc.	6.750%	1/15/19	100	99
Alcan, Inc.	6.450%	3/15/11	250	258
Alcan, Inc.	4.875%	9/15/12	300	296
Alcan, Inc.	4.500%	5/15/13	225	219
Alcan, Inc.	5.000%	6/1/15	50	45
Alcan, Inc.	6.125%	12/15/33	700	553
Alcoa, Inc.	5.720%	2/23/19	790	624
Alcoa, Inc.	5.870%	2/23/22	185	144
Alcoa, Inc.	5.900%	2/1/27	450	318
ArcelorMittal	5.375%	6/1/13	825	789
ArcelorMittal	9.000%	2/15/15	225	237
ArcelorMittal	6.125%	6/1/18	350	304
ArcelorMittal	9.850%	6/1/19	175	188
Barrick Gold Finance Inc.	4.875%	11/15/14	100	103
Barrick Gold Finance Inc.	6.950%	4/1/19	150	168
Barrick North America Finance LLC	6.800%	9/15/18	225	249
Barrick North America Finance LLC	7.500%	9/15/38	300	348
BHP Billiton Finance (USA) Ltd.	4.800%	4/15/13	325	340
BHP Billiton Finance (USA) Ltd.	5.500%	4/1/14	415	445
BHP Billiton Finance (USA) Ltd.	5.250%	12/15/15	325	342
BHP Billiton Finance (USA) Ltd.	5.400%	3/29/17	135	140
BHP Billiton Finance (USA) Ltd.	6.500%	4/1/19	450	500
BHP Finance USA Ltd.	8.500%	12/1/12	125	146
Celulosa Arauco Constitution SA	8.625%	8/15/10	325	340
Celulosa Arauco Constitution SA	5.625%	4/20/15	350	339
Commercial Metals Co.	6.500%	7/15/17	125	110
Commercial Metals Co.	7.350%	8/15/18	350	320
Cytec Industries Inc.	8.950%	7/1/17	100	100
Dow Chemical Co.	6.125%	2/1/11	675	694
Dow Chemical Co.	6.000%	10/1/12	50	51
Dow Chemical Co.	7.600%	5/15/14	675	696
Dow Chemical Co.	8.550%	5/15/19	700	706
Dow Chemical Co.	7.375%	11/1/29	500	452
Dow Chemical Co.	9.400%	5/15/39	125	129
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	425	451
E.I. du Pont de Nemours & Co.	5.000%	1/15/13	50	53
E.I. du Pont de Nemours & Co.	5.000%	7/15/13	525	556
E.I. du Pont de Nemours & Co.	5.875%	1/15/14	225	244
E.I. du Pont de Nemours & Co.	5.250%	12/15/16	50	52
E.I. du Pont de Nemours & Co.	6.000%	7/15/18	1,275	1,380
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	75	79
Eastman Chemical Co.	7.250%	1/15/24	225	189
Eastman Chemical Co.	7.600%	2/1/27	125	106
Falconbridge Ltd.	7.350%	6/5/12	125	124
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	770	774
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	825	831
Inco Ltd.	7.750%	5/15/12	100	107
Inco Ltd.	5.700%	10/15/15	200	194
International Paper Co.	7.400%	6/15/14	345	343
International Paper Co.	5.300%	4/1/15	225	204
International Paper Co.	9.375%	5/15/19	600	610

Institutional Total Bond Market Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Lubrizol Corp.	8.875%	2/1/19	850	939
	Lubrizol Corp.	6.500%	10/1/34	375	322
	Monsanto Co.	7.375%	8/15/12	225	257
	Newmont Mining Corp.	5.875%	4/1/35	100	93
	Noranda, Inc.	7.250%	7/15/12	425	428
	Noranda, Inc.	5.500%	6/15/17	400	346
	Nucor Corp.	5.750%	12/1/17	100	105
	Nucor Corp.	5.850%	6/1/18	325	341
	Nucor Corp.	6.400%	12/1/37	225	233
	Placer Dome, Inc.	6.450%	10/15/35	425	429
	Plum Creek Timber Co.	5.875%	11/15/15	225	190
	Potash Corp. of Saskatchewan	7.750%	5/31/11	775	850
	Praxair, Inc.	4.375%	3/31/14	375	390
	Praxair, Inc.	5.250%	11/15/14	325	351
	Praxair, Inc.	5.200%	3/15/17	25	25
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	510	513
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	900	998
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	375	375
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	625	691
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	175	166
2	Rohm & Haas Co.	9.800%	4/15/20	118	121
	Southern Copper Corp.	7.500%	7/27/35	375	334
	Vale Overseas Ltd.	6.250%	1/11/16	50	51
	Vale Overseas Ltd.	6.250%	1/23/17	200	203
	Vale Overseas Ltd.	8.250%	1/17/34	150	163
	Vale Overseas Ltd.	6.875%	11/21/36	1,424	1,343
	Valspar Corp.	7.250%	6/15/19	50	51
	Weyerhaeuser Co.	7.375%	3/15/32	850	675
	WMC Finance USA	5.125%	5/15/13	425	441

	Capital Goods (0.9%)
	3M Co.	5.125%	11/6/09	75	76
	3M Co.	4.500%	11/1/11	425	452
	3M Co.	6.375%	2/15/28	275	299
	Allied Waste North America Inc.	7.875%	4/15/13	225	230
	Allied Waste North America Inc.	7.125%	5/15/16	975	977
2,4	BAE Systems Asset Trust	7.156%	12/15/11	27	29
	Bemis Co. Inc.	4.875%	4/1/12	200	188
	Black & Decker Corp.	7.125%	6/1/11	225	236
	Boeing Capital Corp.	7.375%	9/27/10	175	186
	Boeing Capital Corp.	6.500%	2/15/12	875	960
	Boeing Co.	7.250%	6/15/25	375	414
	Boeing Co.	8.750%	9/15/31	75	95
	Boeing Co.	6.125%	2/15/33	50	49
	Caterpillar Financial Services Corp.	4.300%	6/1/10	775	799
	Caterpillar Financial Services Corp.	4.250%	2/8/13	500	502
	Caterpillar Financial Services Corp.	6.125%	2/17/14	975	1,044
	Caterpillar Financial Services Corp.	4.750%	2/17/15	50	49
	Caterpillar Financial Services Corp.	4.625%	6/1/15	125	120
	Caterpillar Financial Services Corp.	7.150%	2/15/19	500	537
	Caterpillar, Inc.	7.900%	12/15/18	400	461
	Caterpillar, Inc.	7.300%	5/1/31	425	468
	Caterpillar, Inc.	7.375%	3/1/97	325	321
	Cooper Industries, Inc.	5.250%	11/15/12	225	241
	CRH America Inc.	5.625%	9/30/11	225	221
	CRH America Inc.	6.950%	3/15/12	350	353

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
CRH America Inc.	5.300%	10/15/13	200	182
CRH America Inc.	6.000%	9/30/16	475	414
CRH America Inc.	6.400%	10/15/33	150	111
Danaher Corp.	5.625%	1/15/18	150	157
Deere & Co.	6.950%	4/25/14	150	170
Deere & Co.	8.100%	5/15/30	500	605
Deere & Co.	7.125%	3/3/31	300	315
Dover Corp.	5.450%	3/15/18	350	358
Dover Corp.	6.600%	3/15/38	200	226
Eaton Corp.	5.600%	5/15/18	125	121
Embraer Overseas Ltd.	6.375%	1/24/17	125	118
Emerson Electric Co.	7.125%	8/15/10	375	399
Emerson Electric Co.	4.500%	5/1/13	175	181
Emerson Electric Co.	5.250%	10/15/18	400	417
Emerson Electric Co.	4.875%	10/15/19	375	380
General Dynamics Corp.	4.500%	8/15/10	125	130
General Dynamics Corp.	4.250%	5/15/13	750	777
General Electric Co.	5.000%	2/1/13	1,325	1,378
General Electric Co.	5.250%	12/6/17	880	867
Goodrich Corp.	6.125%	3/1/19	550	558
Goodrich Corp.	6.800%	7/1/36	80	76
Harsco Corp.	5.750%	5/15/18	325	319
Honeywell International, Inc.	6.125%	11/1/11	150	164
Honeywell International, Inc.	5.625%	8/1/12	300	327
Honeywell International, Inc.	4.250%	3/1/13	125	129
Honeywell International, Inc.	3.875%	2/15/14	425	433
Honeywell International, Inc.	5.300%	3/1/18	50	52
Honeywell International, Inc.	5.000%	2/15/19	325	331
Honeywell International, Inc.	5.700%	3/15/36	50	51
4 Illinois Tool Works, Inc.	5.150%	4/1/14	375	395
4 Illinois Tool Works, Inc.	6.250%	4/1/19	225	244
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	200	201
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	250	276
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	200	201
John Deere Capital Corp	4.950%	12/17/12	50	52
John Deere Capital Corp.	5.400%	10/17/11	625	668
John Deere Capital Corp.	5.350%	1/17/12	200	209
John Deere Capital Corp.	5.250%	10/1/12	550	581
John Deere Capital Corp.	4.900%	9/9/13	150	156
John Deere Capital Corp.	5.500%	4/13/17	50	52
Joy Global, Inc.	6.000%	11/15/16	100	93
Lafarge SA	6.150%	7/15/11	50	51
Lafarge SA	6.500%	7/15/16	400	358
Lafarge SA	7.125%	7/15/36	325	247
Lockheed Martin Corp.	7.650%	5/1/16	625	720
Lockheed Martin Corp.	6.150%	9/1/36	325	346
Martin Marietta Materials, Inc	6.600%	4/15/18	375	353
Northrop Grumman Systems Corp.	7.125%	2/15/11	125	135
Northrop Grumman Systems Corp.	7.750%	3/1/16	125	144
Northrop Grumman Systems Corp.	7.750%	2/15/31	100	124
Parker-Hannifin Corp.	5.500%	5/15/18	100	103
Parker-Hannifin Corp.	6.250%	5/15/38	100	102
Raytheon Co.	4.850%	1/15/11	325	339
Raytheon Co.	5.500%	11/15/12	325	354
Raytheon Co.	7.200%	8/15/27	225	251
Republic Services, Inc.	6.750%	8/15/11	150	155

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic Services, Inc.	6.086%	3/15/35	150	115
Rockwell Automation, Inc.	5.650%	12/1/17	125	130
Rockwell Automation, Inc.	6.700%	1/15/28	75	80
Rockwell Automation, Inc.	6.250%	12/1/37	325	340
Rockwell Collins, Inc.	5.250%	7/15/19	50	51
Roper Industries Inc.	6.625%	8/15/13	600	611
4 Smiths Group Inc.	6.050%	5/15/14	150	144
4 Smiths Group Inc.	7.200%	5/15/19	125	117
Textron, Inc.	6.500%	6/1/12	425	414
Tyco International Group SA	6.750%	2/15/11	1,200	1,250
Tyco International Group SA	7.000%	12/15/19	500	490
United Technologies Corp.	7.125%	11/15/10	100	107
United Technologies Corp.	6.350%	3/1/11	450	483
United Technologies Corp.	6.100%	5/15/12	125	134
United Technologies Corp.	4.875%	5/1/15	125	134
United Technologies Corp.	5.375%	12/15/17	300	323
United Technologies Corp.	8.875%	11/15/19	375	514
United Technologies Corp.	7.500%	9/15/29	150	179
United Technologies Corp.	5.400%	5/1/35	225	220
USA Waste Services, Inc.	7.000%	7/15/28	80	75
Vulcan Materials Co.	6.300%	6/15/13	150	155
Vulcan Materials Co.	7.000%	6/15/18	300	290
Waste Management, Inc.	7.375%	8/1/10	75	79
Waste Management, Inc.	6.375%	11/15/12	100	107
Waste Management, Inc.	6.375%	3/11/15	150	157
Waste Management, Inc.	7.375%	3/11/19	125	135

Communication (2.3%)
America Movil SA de C.V.	5.500%	3/1/14	100	102
America Movil SA de C.V.	5.750%	1/15/15	650	656
America Movil SA de C.V.	6.375%	3/1/35	300	283
America Movil SA de C.V.	6.125%	11/15/37	325	294
AT&T Inc.	5.300%	11/15/10	300	312
AT&T Inc.	6.250%	3/15/11	175	186
AT&T Inc.	5.875%	2/1/12	385	412
AT&T Inc.	5.875%	8/15/12	615	660
AT&T Inc.	4.950%	1/15/13	460	479
AT&T Inc.	4.850%	2/15/14	675	702
AT&T Inc.	5.100%	9/15/14	1,710	1,782
AT&T Inc.	5.625%	6/15/16	520	537
AT&T Inc.	5.800%	2/15/19	950	968
AT&T Inc.	8.000%	11/15/31	1,475	1,701
AT&T Inc.	6.450%	6/15/34	425	432
AT&T Inc.	6.500%	9/1/37	1,400	1,369
AT&T Inc.	6.300%	1/15/38	500	486
AT&T Inc.	6.400%	5/15/38	325	318
AT&T Inc.	6.550%	2/15/39	575	573
AT&T Wireless	7.875%	3/1/11	615	664
AT&T Wireless	8.125%	5/1/12	325	364
AT&T Wireless	8.750%	3/1/31	440	550
BellSouth Capital Funding Corp.	7.875%	2/15/30	300	316
BellSouth Corp.	5.200%	9/15/14	25	26
BellSouth Corp.	5.200%	12/15/16	225	229
BellSouth Corp.	6.875%	10/15/31	200	205
BellSouth Corp.	6.550%	6/15/34	225	219
BellSouth Corp.	6.000%	11/15/34	230	219

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BellSouth Telecommunications Inc.	6.375%	6/1/28	735	716
British Telecommunications PLC	9.125%	12/15/10	640	680
British Telecommunications PLC	5.150%	1/15/13	290	289
British Telecommunications PLC	5.950%	1/15/18	325	293
British Telecommunications PLC	9.625%	12/15/30	875	966
CBS Corp.	6.625%	5/15/11	570	578
CBS Corp.	5.625%	8/15/12	210	207
CBS Corp.	7.875%	7/30/30	255	203
CBS Corp.	5.500%	5/15/33	75	50
CenturyTel Enterprises	6.875%	1/15/28	75	64
CenturyTel, Inc.	7.875%	8/15/12	100	105
Cingular Wireless LLC	6.500%	12/15/11	950	1,018
Cingular Wireless LLC	7.125%	12/15/31	645	679
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	40	45
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	75	88
Comcast Cable Communications Inc. LLC	8.875%	5/1/17	275	324
Comcast Cable Communications, Inc.	6.750%	1/30/11	1,550	1,637
Comcast Corp.	5.500%	3/15/11	315	329
Comcast Corp.	5.300%	1/15/14	675	696
Comcast Corp.	6.500%	1/15/15	110	117
Comcast Corp.	5.900%	3/15/16	125	128
Comcast Corp.	6.500%	1/15/17	100	105
Comcast Corp.	6.300%	11/15/17	50	52
Comcast Corp.	5.700%	5/15/18	325	324
Comcast Corp.	5.700%	7/1/19	450	447
Comcast Corp.	6.500%	11/15/35	2,825	2,817
Comcast Corp.	6.400%	5/15/38	75	74
Comcast Corp.	6.550%	7/1/39	475	474
Cox Communications, Inc.	7.125%	10/1/12	200	213
Cox Communications, Inc.	5.450%	12/15/14	585	584
Deutsche Telekom International Finance	5.750%	3/23/16	370	382
Deutsche Telekom International Finance	8.750%	6/15/30	950	1,117
Embarq Corp.	7.082%	6/1/16	1,175	1,144
Embarq Corp.	7.995%	6/1/36	100	86
France Telecom	7.750%	3/1/11	1,075	1,162
France Telecom	4.375%	7/8/14	75	75
France Telecom	8.500%	3/1/31	675	871
Grupo Televisa SA	6.625%	3/18/25	275	248
GTE Corp.	8.750%	11/1/21	75	86
Koninklijke KPN NV	8.000%	10/1/10	655	687
Koninklijke KPN NV	8.375%	10/1/30	225	257
McGraw-Hill Cos. Inc.	5.375%	11/15/12	325	338
McGraw-Hill Cos. Inc.	5.900%	11/15/17	350	332
New England Telephone & Telegraph Co.	7.875%	11/15/29	810	835
News America Holdings, Inc.	8.000%	10/17/16	365	390
News America Holdings, Inc.	8.150%	10/17/36	75	79
News America Inc.	6.200%	12/15/34	1,125	957
News America Inc.	6.400%	12/15/35	1,475	1,286
Omnicom Group Inc.	5.900%	4/15/16	25	25
Qwest Communications International Inc.	7.875%	9/1/11	325	323
Qwest Communications International Inc.	8.875%	3/15/12	325	325
Qwest Communications International Inc.	7.500%	10/1/14	300	285
Qwest Communications International Inc.	6.500%	6/1/17	225	198
R.R. Donnelley & Sons Co.	5.625%	1/15/12	125	120
R.R. Donnelley & Sons Co.	4.950%	4/1/14	50	44
R.R. Donnelley & Sons Co.	5.500%	5/15/15	75	64

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Reed Elsevier Capital	4.625%	6/15/12	50	48
Reed Elsevier Capital	7.750%	1/15/14	225	241
Reed Elsevier Capital	8.625%	1/15/19	225	256
Rogers Communications Inc.	6.375%	3/1/14	1,400	1,501
Rogers Communications Inc.	5.500%	3/15/14	400	414
Rogers Communications Inc.	6.800%	8/15/18	475	509
TCI Communications, Inc.	8.750%	8/1/15	300	348
TCI Communications, Inc.	7.875%	2/15/26	155	170
Tele-Communications, Inc.	7.875%	8/1/13	125	138
Telecom Italia Capital	7.175%	6/18/19	125	128
Telecom Italia Capital S.A.	6.200%	7/18/11	765	795
Telecom Italia Capital S.A.	5.250%	11/15/13	220	217
Telecom Italia Capital S.A.	6.175%	6/18/14	50	51
Telecom Italia Capital S.A.	4.950%	9/30/14	110	106
Telecom Italia Capital S.A.	5.250%	10/1/15	150	145
Telecom Italia Capital S.A.	6.375%	11/15/33	1,285	1,147
Telecom Italia Capital S.A.	6.000%	9/30/34	25	21
Telecom Italia Capital S.A.	7.200%	7/18/36	305	297
Telecom Italia Capital S.A.	7.721%	6/4/38	45	46
Telefonica Emisiones SAU	5.984%	6/20/11	400	422
Telefonica Emisiones SAU	4.949%	1/15/15	575	587
Telefonica Emisiones SAU	6.421%	6/20/16	950	1,015
Telefonica Emisiones SAU	5.877%	7/15/19	325	335
Telefonica Emisiones SAU	7.045%	6/20/36	505	562
Telefonica Europe BV	7.750%	9/15/10	625	659
Telefonica Europe BV	8.250%	9/15/30	175	219
Telefonos de Mexico SA	5.500%	1/27/15	1,275	1,272
Telus Corp.	8.000%	6/1/11	500	536
Thomson Reuters Corp.	6.200%	1/5/12	200	207
Thomson Reuters Corp.	5.950%	7/15/13	165	168
Thomson Reuters Corp.	5.700%	10/1/14	475	477
Thomson Reuters Corp.	6.500%	7/15/18	50	52
Thomson Reuters Corp.	5.500%	8/15/35	100	79
Time Warner Cable Inc.	5.400%	7/2/12	250	260
Time Warner Cable Inc.	6.200%	7/1/13	775	816
Time Warner Cable Inc.	8.250%	2/14/14	150	168
Time Warner Cable Inc.	7.500%	4/1/14	175	193
Time Warner Cable Inc.	5.850%	5/1/17	300	298
Time Warner Cable Inc.	6.750%	7/1/18	925	961
Time Warner Cable Inc.	8.750%	2/14/19	400	466
Time Warner Cable Inc.	8.250%	4/1/19	225	255
Time Warner Cable Inc.	6.550%	5/1/37	250	237
Time Warner Cable Inc.	6.750%	6/15/39	925	894
Time Warner Entertainment	10.150%	5/1/12	150	165
Time Warner Entertainment	8.875%	10/1/12	300	331
Time Warner Entertainment	8.375%	3/15/23	150	165
Time Warner Entertainment	8.375%	7/15/33	875	973
US Cellular	6.700%	12/15/33	150	146
US West Communications Group	7.500%	6/15/23	300	240
US West Communications Group	6.875%	9/15/33	300	218
Verizon Communications Inc.	5.350%	2/15/11	100	105
Verizon Communications Inc.	4.900%	9/15/15	425	424
Verizon Communications Inc.	5.550%	2/15/16	950	978
Verizon Communications Inc.	8.750%	11/1/18	375	446
Verizon Communications Inc.	6.350%	4/1/19	650	677
Verizon Communications Inc.	5.850%	9/15/35	1,050	978

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	6.400%	2/15/38	480	472
Verizon Communications Inc.	6.900%	4/15/38	60	63
Verizon Communications Inc.	8.950%	3/1/39	1,225	1,564
Verizon Communications Inc.	7.350%	4/1/39	800	870
Verizon Global Funding Corp.	6.875%	6/15/12	1,500	1,653
Verizon Global Funding Corp.	7.750%	12/1/30	625	707
Verizon Maryland, Inc.	5.125%	6/15/33	55	41
Verizon New England, Inc.	6.500%	9/15/11	325	347
Verizon New York, Inc.	6.875%	4/1/12	135	143
Verizon New York, Inc.	7.375%	4/1/32	100	98
Verizon Pennsylvania, Inc.	5.650%	11/15/11	375	396
Verizon Virginia, Inc.	4.625%	3/15/13	125	125
4 Verizon Wireless Capital LLC	3.750%	5/20/11	200	204
4 Verizon Wireless Capital LLC	5.250%	2/1/12	550	577
4 Verizon Wireless Capital LLC	7.375%	11/15/13	1,300	1,455
4 Verizon Wireless Capital LLC	5.550%	2/1/14	1,225	1,296
4 Verizon Wireless Capital LLC	8.500%	11/15/18	600	724
Vodafone Group PLC	5.350%	2/27/12	825	869
Vodafone Group PLC	5.000%	12/16/13	125	130
Vodafone Group PLC	5.375%	1/30/15	350	364
Vodafone Group PLC	5.750%	3/15/16	200	206
Vodafone Group PLC	5.625%	2/27/17	425	434
Vodafone Group PLC	7.875%	2/15/30	375	432
Vodafone Group PLC	6.250%	11/30/32	550	569
Vodafone Group PLC	6.150%	2/27/37	125	123
Washington Post Co.	7.250%	2/1/19	150	156
WPP Finance USA Corp.	5.875%	6/15/14	200	186
WPP Finance USA Corp.	8.000%	9/15/14	75	76

Consumer Cyclical (1.0%)
Best Buy Co.	6.750%	7/15/13	200	207
Costco Wholesale Corp.	5.500%	3/15/17	850	909
CVS Caremark Corp.	5.750%	8/15/11	350	372
CVS Caremark Corp.	4.875%	9/15/14	100	101
CVS Caremark Corp.	5.750%	6/1/17	200	201
CVS Caremark Corp.	6.250%	6/1/27	800	817
2 CVS Caremark Corp.	6.302%	6/1/37	300	223
Daimler Finanace North America LLC	6.500%	11/15/13	1,075	1,104
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	1,675	1,729
DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	500	524
Darden Restaurants Inc.	5.625%	10/15/12	275	279
Darden Restaurants Inc.	6.800%	10/15/37	200	170
Historic TW, Inc.	9.125%	1/15/13	1,000	1,107
Historic TW, Inc.	9.150%	2/1/23	125	134
Historic TW, Inc.	6.625%	5/15/29	700	623
Home Depot Inc.	4.625%	8/15/10	450	460
Home Depot Inc.	5.250%	12/16/13	525	539
Home Depot Inc.	5.400%	3/1/16	1,375	1,362
Johnson Controls, Inc.	5.250%	1/15/11	100	101
Johnson Controls, Inc.	6.000%	1/15/36	125	87
Kohl’s Corp.	6.250%	12/15/17	150	154
Kohl’s Corp.	6.000%	1/15/33	100	89
Kohl’s Corp.	6.875%	12/15/37	150	149
Lowe’s Cos., Inc.	5.600%	9/15/12	100	108
Lowe’s Cos., Inc.	5.400%	10/15/16	425	446
Lowe’s Cos., Inc.	6.100%	9/15/17	200	216

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lowe’s Cos., Inc.	6.875%	2/15/28	200	217
Lowe’s Cos., Inc.	5.800%	10/15/36	375	366
Marriott International	4.625%	6/15/12	125	124
Marriott International	5.625%	2/15/13	175	172
Marriott International	6.200%	6/15/16	175	164
Marriott International	6.375%	6/15/17	175	165
McDonald’s Corp.	6.000%	4/15/11	200	215
McDonald’s Corp.	5.300%	3/15/17	50	53
McDonald’s Corp.	5.800%	10/15/17	300	328
McDonald’s Corp.	5.350%	3/1/18	400	422
McDonald’s Corp.	5.000%	2/1/19	150	156
McDonald’s Corp.	6.300%	10/15/37	175	189
McDonald’s Corp.	5.700%	2/1/39	200	199
Nordstrom, Inc.	6.250%	1/15/18	75	74
Nordstrom, Inc.	6.950%	3/15/28	75	68
Nordstrom, Inc.	7.000%	1/15/38	125	113
Paccar Inc.	6.875%	2/15/14	200	221
Staples Inc.	7.750%	4/1/11	125	132
Staples Inc.	9.750%	1/15/14	800	896
Target Corp.	7.500%	8/15/10	100	106
Target Corp.	6.350%	1/15/11	125	133
Target Corp.	5.875%	3/1/12	350	378
Target Corp.	5.125%	1/15/13	425	452
Target Corp.	4.000%	6/15/13	160	162
Target Corp.	6.000%	1/15/18	425	452
Target Corp.	7.000%	7/15/31	600	615
Target Corp.	6.350%	11/1/32	50	49
Target Corp.	6.500%	10/15/37	75	75
Target Corp.	7.000%	1/15/38	675	716
The Walt Disney Co.	5.700%	7/15/11	550	592
The Walt Disney Co.	6.375%	3/1/12	300	330
The Walt Disney Co.	4.500%	12/15/13	325	339
The Walt Disney Co.	5.625%	9/15/16	600	652
The Walt Disney Co.	5.875%	12/15/17	400	443
Time Warner COS, Inc.	7.570%	2/1/24	40	38
Time Warner COS, Inc.	6.950%	1/15/28	80	74
Time Warner, Inc.	6.750%	4/15/11	350	366
Time Warner, Inc.	6.875%	5/1/12	225	240
Time Warner, Inc.	7.625%	4/15/31	610	591
Time Warner, Inc.	7.700%	5/1/32	770	752
TJX Companies, Inc.	6.950%	4/15/19	200	225
Toll Brothers Finance Corp.	5.950%	9/15/13	200	188
Toll Brothers Finance Corp.	5.150%	5/15/15	125	111
Toyota Motor Credit Corp.	4.350%	12/15/10	225	233
Toyota Motor Credit Corp.	5.450%	5/18/11	125	132
VF Corp.	5.950%	11/1/17	200	200
VF Corp.	6.450%	11/1/37	150	140
Viacom Inc.	5.750%	4/30/11	325	334
Viacom Inc.	6.250%	4/30/16	100	98
Viacom Inc.	6.125%	10/5/17	550	533
Wal-Mart Stores, Inc.	4.125%	7/1/10	225	231
Wal-Mart Stores, Inc.	4.750%	8/15/10	300	312
Wal-Mart Stores, Inc.	4.550%	5/1/13	1,100	1,158
Wal-Mart Stores, Inc.	7.250%	6/1/13	300	346
Wal-Mart Stores, Inc.	3.200%	5/15/14	275	274
Wal-Mart Stores, Inc.	4.500%	7/1/15	1,600	1,623

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wal-Mart Stores, Inc.	5.375%	4/5/17	100	106
Wal-Mart Stores, Inc.	5.800%	2/15/18	175	191
Wal-Mart Stores, Inc.	5.875%	4/5/27	1,075	1,114
Wal-Mart Stores, Inc.	7.550%	2/15/30	375	473
Wal-Mart Stores, Inc.	5.250%	9/1/35	150	143
Wal-Mart Stores, Inc.	6.500%	8/15/37	550	614
Wal-Mart Stores, Inc.	6.200%	4/15/38	45	49
Walgreen Co.	4.875%	8/1/13	325	343
Walgreen Co.	5.250%	1/15/19	625	652
Western Union Co.	5.400%	11/17/11	100	104
Western Union Co.	6.500%	2/26/14	625	670
Western Union Co.	5.930%	10/1/16	225	227
Western Union Co.	6.200%	11/17/36	150	137
Yum! Brands, Inc.	8.875%	4/15/11	150	164
Yum! Brands, Inc.	7.700%	7/1/12	100	107
Yum! Brands, Inc.	6.875%	11/15/37	650	654

Consumer Noncyclical (2.5%)
Abbott Laboratories	3.750%	3/15/11	300	310
Abbott Laboratories	5.600%	5/15/11	50	54
Abbott Laboratories	5.150%	11/30/12	250	271
Abbott Laboratories	4.350%	3/15/14	425	442
Abbott Laboratories	5.875%	5/15/16	450	488
Abbott Laboratories	5.600%	11/30/17	750	809
Abbott Laboratories	5.125%	4/1/19	825	850
Abbott Laboratories	6.000%	4/1/39	100	106
Allergan Inc.	5.750%	4/1/16	50	49
Altria Group, Inc.	8.500%	11/10/13	1,150	1,313
Altria Group, Inc.	9.700%	11/10/18	1,050	1,201
Altria Group, Inc.	9.250%	8/6/19	675	759
Altria Group, Inc.	9.950%	11/10/38	300	348
Altria Group, Inc.	10.200%	2/6/39	775	915
AmerisourceBergen Corp.	5.625%	9/15/12	100	103
AmerisourceBergen Corp.	5.875%	9/15/15	955	924
Amgen Inc.	4.850%	11/18/14	325	344
Amgen Inc.	5.850%	6/1/17	975	1,045
Amgen Inc.	5.700%	2/1/19	300	319
Amgen Inc.	6.375%	6/1/37	300	321
Amgen Inc.	6.400%	2/1/39	215	228
Anheuser-Busch Cos., Inc.	6.000%	4/15/11	300	315
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	200	185
Anheuser-Busch Cos., Inc.	5.750%	4/1/36	575	447
Archer-Daniels-Midland Co.	5.450%	3/15/18	500	529
Archer-Daniels-Midland Co.	7.000%	2/1/31	200	220
Archer-Daniels-Midland Co.	5.935%	10/1/32	600	582
Archer-Daniels-Midland Co.	5.375%	9/15/35	150	141
Archer-Daniels-Midland Co.	6.450%	1/15/38	150	162
AstraZeneca PLC	5.400%	9/15/12	300	325
AstraZeneca PLC	5.400%	6/1/14	525	570
AstraZeneca PLC	5.900%	9/15/17	650	696
AstraZeneca PLC	6.450%	9/15/37	950	1,050
Baxter Finco, BV	4.750%	10/15/10	375	389
Baxter International, Inc.	5.900%	9/1/16	275	295
Baxter International, Inc.	6.250%	12/1/37	150	163
Becton, Dickinson & Co.	5.000%	5/15/19	50	51
Biogen Idec Inc.	6.000%	3/1/13	525	536

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Biogen Idec Inc.	6.875%	3/1/18	775	795
Bottling Group LLC	4.625%	11/15/12	1,025	1,093
Bottling Group LLC	5.000%	11/15/13	125	135
Bottling Group LLC	6.950%	3/15/14	675	774
Bottling Group LLC	5.500%	4/1/16	225	235
Bristol-Myers Squibb Co.	5.250%	8/15/13	425	456
Bristol-Myers Squibb Co.	5.450%	5/1/18	125	132
Bristol-Myers Squibb Co.	5.875%	11/15/36	600	638
Bristol-Myers Squibb Co.	6.875%	8/1/97	75	75
Bunge Ltd. Finance Corp.	5.100%	7/15/15	100	91
Bunge Ltd. Finance Corp.	8.500%	6/15/19	125	131
C.R. Bard, Inc.	6.700%	12/1/26	325	324
Campbell Soup Co.	6.750%	2/15/11	575	620
Cardinal Health, Inc.	5.650%	6/15/12	100	103
Cardinal Health, Inc.	5.800%	10/15/16	225	217
Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	400	460
Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	295	337
Clorox Co.	4.200%	1/15/10	25	25
Clorox Co.	5.450%	10/15/12	225	238
Coca-Cola Co.	5.350%	11/15/17	550	593
Coca-Cola Co.	4.875%	3/15/19	550	567
Coca-Cola Enterprises Inc.	5.000%	8/15/13	425	447
Coca-Cola Enterprises Inc.	7.375%	3/3/14	125	143
Coca-Cola Enterprises Inc.	4.250%	3/1/15	375	381
Coca-Cola Enterprises Inc.	8.500%	2/1/22	225	294
Coca-Cola Enterprises Inc.	7.000%	10/1/26	550	611
Coca-Cola Enterprises Inc.	6.950%	11/15/26	225	248
Coca-Cola Enterprises Inc.	6.750%	9/15/28	100	107
ConAgra Foods, Inc.	7.875%	9/15/10	52	55
ConAgra Foods, Inc.	7.125%	10/1/26	200	196
ConAgra Foods, Inc.	7.000%	10/1/28	50	48
ConAgra Foods, Inc.	8.250%	9/15/30	100	108
Covidien International	6.000%	10/15/17	500	533
Covidien International	6.550%	10/15/37	325	358
Delhaize America Inc.	5.875%	2/1/14	250	256
Diageo Capital PLC	5.200%	1/30/13	150	157
Diageo Capital PLC	7.375%	1/15/14	900	1,025
Diageo Capital PLC	5.750%	10/23/17	475	503
Diageo Finance BV	5.300%	10/28/15	50	51
Dr. Pepper Snapple Group	6.120%	5/1/13	75	79
Dr. Pepper Snapple Group	6.820%	5/1/18	225	239
Dr. Pepper Snapple Group	7.450%	5/1/38	50	53
Eli Lilly & Co.	3.550%	3/6/12	425	441
Eli Lilly & Co.	6.000%	3/15/12	400	440
Eli Lilly & Co.	5.500%	3/15/27	500	502
Express Scripts Inc.	6.250%	6/15/14	275	291
Express Scripts Inc.	7.250%	6/15/19	100	111
Express Scripts, Inc.	5.250%	6/15/12	250	258
Fortune Brands Inc.	5.125%	1/15/11	500	502
Fortune Brands Inc.	6.375%	6/15/14	200	199
Fortune Brands Inc.	5.875%	1/15/36	100	77
Genentech Inc.	4.400%	7/15/10	75	77
Genentech Inc.	4.750%	7/15/15	225	235
Genentech Inc.	5.250%	7/15/35	100	95
General Mills, Inc.	6.000%	2/15/12	1,508	1,622
General Mills, Inc.	5.650%	9/10/12	25	27

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Mills, Inc.	5.250%	8/15/13	500	524
General Mills, Inc.	5.200%	3/17/15	135	143
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,025	1,075
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	400	409
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	650	686
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	1,125	1,211
Grand Metropolitan Investment Corp.	9.000%	8/15/11	775	870
H.J. Heinz Finance Co.	6.625%	7/15/11	475	505
H.J. Heinz Finance Co.	6.750%	3/15/32	375	378
Hasbro Inc.	6.300%	9/15/17	425	416
Hershey Foods Corp.	5.450%	9/1/16	50	51
Hospira, Inc.	5.900%	6/15/14	50	50
Hospira, Inc.	6.400%	5/15/15	75	77
Johnson & Johnson	5.550%	8/15/17	550	600
Johnson & Johnson	5.150%	7/15/18	100	107
Johnson & Johnson	6.950%	9/1/29	50	59
Johnson & Johnson	4.950%	5/15/33	200	189
Johnson & Johnson	5.950%	8/15/37	500	538
Johnson & Johnson	5.850%	7/15/38	475	512
Kellogg Co.	6.600%	4/1/11	1,225	1,317
Kellogg Co.	4.250%	3/6/13	175	180
Kimberly-Clark Corp.	5.625%	2/15/12	275	294
Kimberly-Clark Corp.	4.875%	8/15/15	375	390
Kimberly-Clark Corp.	6.125%	8/1/17	125	137
Kraft Foods, Inc.	4.125%	11/12/09	300	303
Kraft Foods, Inc.	5.625%	11/1/11	875	929
Kraft Foods, Inc.	6.250%	6/1/12	50	54
Kraft Foods, Inc.	6.750%	2/19/14	150	166
Kraft Foods, Inc.	6.500%	8/11/17	400	424
Kraft Foods, Inc.	6.500%	11/1/31	925	886
Kraft Foods, Inc.	7.000%	8/11/37	875	928
Kraft Foods, Inc.	6.875%	2/1/38	125	133
Kraft Foods, Inc.	6.875%	1/26/39	325	345
Kroger Co.	6.800%	4/1/11	550	585
Kroger Co.	6.200%	6/15/12	225	241
Kroger Co.	6.400%	8/15/17	10	11
Kroger Co.	6.800%	12/15/18	425	463
Kroger Co.	6.150%	1/15/20	370	379
Kroger Co.	7.700%	6/1/29	625	684
Kroger Co.	8.000%	9/15/29	500	564
Laboratory Corp. of America	5.625%	12/15/15	150	140
Lorillard Tobacco Co.	8.125%	6/23/19	525	541
McKesson Corp.	7.750%	2/1/12	200	219
McKesson Corp.	5.250%	3/1/13	625	641
Medco Health Solutions	7.250%	8/15/13	625	667
Medtronic Inc.	4.750%	9/15/15	575	609
Merck & Co.	1.875%	6/30/11	400	402
Merck & Co.	4.375%	2/15/13	150	157
Merck & Co.	4.750%	3/1/15	425	452
Merck & Co.	4.000%	6/30/15	300	305
Merck & Co.	5.000%	6/30/19	250	253
Merck & Co.	6.400%	3/1/28	550	572
Merck & Co.	5.950%	12/1/28	100	101
Merck & Co.	5.850%	6/30/39	250	255
Molson Coors Capital Finance	4.850%	9/22/10	150	152
Novartis Capital Corp.	4.125%	2/10/14	1,150	1,184

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Novartis Securities Investment Ltd.	5.125%	2/10/19	850	865
Pepsi Bottling Group, Inc.	7.000%	3/1/29	200	234
PepsiAmericas Inc.	5.750%	7/31/12	225	241
PepsiAmericas Inc.	4.375%	2/15/14	50	50
PepsiAmericas Inc.	5.000%	5/15/17	250	238
PepsiCo, Inc.	5.150%	5/15/12	200	216
PepsiCo, Inc.	4.650%	2/15/13	125	132
PepsiCo, Inc.	3.750%	3/1/14	650	664
PepsiCo, Inc.	5.000%	6/1/18	400	414
PepsiCo, Inc.	7.900%	11/1/18	775	952
Pfizer, Inc.	4.450%	3/15/12	1,450	1,525
Pfizer, Inc.	5.350%	3/15/15	950	1,025
Pfizer, Inc.	6.200%	3/15/19	1,325	1,449
Pfizer, Inc.	7.200%	3/15/39	675	800
Pharmacia Corp.	6.600%	12/1/28	325	364
Philip Morris International Inc	5.650%	5/16/18	230	239
Philip Morris International Inc.	4.875%	5/16/13	650	681
Philip Morris International Inc.	6.875%	3/17/14	600	672
Philip Morris International Inc.	6.375%	5/16/38	505	540
Philips Electronics NV	4.625%	3/11/13	200	205
Philips Electronics NV	5.750%	3/11/18	475	479
Philips Electronics NV	6.875%	3/11/38	100	107
Procter & Gamble Co.	4.950%	8/15/14	425	457
Procter & Gamble Co.	3.500%	2/15/15	300	303
Procter & Gamble Co.	4.700%	2/15/19	225	226
Procter & Gamble Co.	6.450%	1/15/26	1,000	1,087
Procter & Gamble Co.	5.800%	8/15/34	225	239
2 Procter & Gamble Co. ESOP	9.360%	1/1/21	418	529
Quest Diagnostic, Inc.	6.400%	7/1/17	65	65
Quest Diagnostic, Inc.	6.950%	7/1/37	470	474
Reynolds American, Inc.	6.500%	7/15/10	150	152
Reynolds American, Inc.	7.250%	6/1/12	500	515
Reynolds American, Inc.	7.250%	6/15/37	365	301
Safeway, Inc.	4.950%	8/16/10	300	308
Safeway, Inc.	6.500%	3/1/11	1,150	1,221
Safeway, Inc.	5.800%	8/15/12	100	107
Safeway, Inc.	6.350%	8/15/17	100	105
Safeway, Inc.	7.250%	2/1/31	400	446
Schering-Plough Corp.	5.550%	12/1/13	225	242
Schering-Plough Corp.	6.750%	12/1/33	340	374
Sysco Corp.	4.200%	2/12/13	50	51
Sysco Corp.	5.250%	2/12/18	850	879
Sysco Corp.	5.375%	9/21/35	225	213
Teva Pharmaceutical Finance LLC	5.550%	2/1/16	325	335
Unilever Capital Corp.	7.125%	11/1/10	775	828
Unilever Capital Corp.	3.650%	2/15/14	275	280
Unilever Capital Corp.	4.800%	2/15/19	125	126
UST, Inc.	5.750%	3/1/18	225	210
Whirlpool Corp.	5.500%	3/1/13	800	765
Wyeth	6.950%	3/15/11	275	298
Wyeth	5.500%	2/15/16	75	78
Wyeth	6.450%	2/1/24	75	81
Wyeth	6.500%	2/1/34	775	859
Wyeth	6.000%	2/15/36	175	182
Wyeth	5.950%	4/1/37	1,050	1,098

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Energy (1.2%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	175	189
Amerada Hess Corp.	6.650%	8/15/11	125	133
Amerada Hess Corp.	7.875%	10/1/29	670	727
Anadarko Finance Co.	6.750%	5/1/11	550	577
Anadarko Finance Co.	7.500%	5/1/31	10	10
Anadarko Petroleum Corp.	5.750%	6/15/14	100	102
Anadarko Petroleum Corp.	7.950%	6/15/39	125	130
Apache Corp.	6.250%	4/15/12	350	379
Apache Corp.	5.250%	4/15/13	100	105
Apache Corp.	6.000%	9/15/13	225	245
Apache Corp.	5.625%	1/15/17	50	52
Apache Corp.	6.900%	9/15/18	525	601
Apache Corp.	6.000%	1/15/37	150	158
Apache Finance Canada Corp.	7.750%	12/15/29	50	60
Baker Hughes, Inc.	6.875%	1/15/29	75	79
BJ Services Co.	6.000%	6/1/18	50	48
BP Capital Markets PLC	5.250%	11/7/13	750	806
BP Capital Markets PLC	3.625%	5/8/14	900	905
BP Capital Markets PLC	4.750%	3/10/19	1,050	1,053
Burlington Resources, Inc.	6.680%	2/15/11	325	347
Burlington Resources, Inc.	6.500%	12/1/11	425	466
Burlington Resources, Inc.	7.200%	8/15/31	100	104
Burlington Resources, Inc.	7.400%	12/1/31	650	705
Canadian Natural Resources	5.150%	2/1/13	50	51
Canadian Natural Resources	4.900%	12/1/14	325	327
Canadian Natural Resources	7.200%	1/15/32	575	628
Canadian Natural Resources	6.450%	6/30/33	425	426
Canadian Natural Resources	6.500%	2/15/37	300	303
Canadian Natural Resources	6.250%	3/15/38	150	150
Canadian Natural Resources	6.750%	2/1/39	25	26
Chevron Corp.	3.450%	3/3/12	425	438
Chevron Corp.	3.950%	3/3/14	500	515
Chevron Corp.	4.950%	3/3/19	625	648
Conoco Funding Co.	6.350%	10/15/11	550	599
Conoco Funding Co.	7.250%	10/15/31	75	82
Conoco, Inc.	6.950%	4/15/29	25	27
ConocoPhillips	4.750%	2/1/14	300	312
ConocoPhillips	5.750%	2/1/19	1,000	1,051
ConocoPhillips	6.000%	1/15/20	75	80
ConocoPhillips	6.500%	2/1/39	600	635
ConocoPhillips Canada Funding Co I	5.300%	4/15/12	675	721
ConocoPhillips Canada Funding Co I	5.950%	10/15/36	425	431
Devon Energy Corp.	5.625%	1/15/14	500	529
Devon Energy Corp.	7.950%	4/15/32	75	89
Devon Financing Corp.	6.875%	9/30/11	600	653
Devon Financing Corp.	7.875%	9/30/31	400	472
Diamond Offshore Drilling	4.875%	7/1/15	25	24
Diamond Offshore Drilling	5.875%	5/1/19	225	228
EnCana Corp.	4.750%	10/15/13	75	76
EnCana Corp.	7.200%	11/1/31	200	222
EnCana Corp.	6.500%	8/15/34	550	558
EnCana Corp.	6.625%	8/15/37	625	645
EnCana Holdings Finance Corp.	5.800%	5/1/14	325	344
EOG Resources Inc.	6.125%	10/1/13	350	380
Halliburton Co.	5.500%	10/15/10	225	236

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Halliburton Co.	6.150%	9/15/19	150	163
Halliburton Co.	6.700%	9/15/38	600	647
Halliburton Co.	7.450%	9/15/39	650	758
Hess Corp.	8.125%	2/15/19	600	679
Husky Energy Inc.	6.250%	6/15/12	75	76
Husky Energy Inc.	5.900%	6/15/14	325	339
Husky Energy Inc.	6.800%	9/15/37	300	303
Kerr McGee Corp.	6.875%	9/15/11	375	394
Kerr McGee Corp.	6.950%	7/1/24	585	545
Kerr McGee Corp.	7.875%	9/15/31	350	348
Lasmo Inc.	7.300%	11/15/27	55	63
Marathon Oil Corp.	6.125%	3/15/12	200	211
Marathon Oil Corp.	6.000%	7/1/12	225	237
Marathon Oil Corp.	6.600%	10/1/37	145	140
Nabors Industries Inc.	6.150%	2/15/18	100	95
4 Nabors Industries Inc.	9.250%	1/15/19	600	685
Nexen, Inc.	5.050%	11/20/13	150	147
Nexen, Inc.	5.650%	5/15/17	225	216
Nexen, Inc.	7.875%	3/15/32	100	105
Noble Energy, Inc.	8.000%	4/1/27	275	289
Norsk Hydro	7.250%	9/23/27	675	786
Norsk Hydro	7.150%	1/15/29	125	139
Occidental Petroleum	4.250%	3/15/10	425	436
Occidental Petroleum	6.750%	1/15/12	150	164
Ocean Energy, Inc.	7.250%	10/1/11	50	55
PC Financial Partnership	5.000%	11/15/14	450	437
Petro-Canada	4.000%	7/15/13	100	97
Petro-Canada	6.050%	5/15/18	425	425
Petro-Canada	7.875%	6/15/26	150	162
Petro-Canada	7.000%	11/15/28	125	124
Petro-Canada	5.350%	7/15/33	125	101
Petro-Canada	5.950%	5/15/35	150	131
Questar Market Resources	6.050%	9/1/16	150	136
Shell International Finance BV	5.625%	6/27/11	275	295
Shell International Finance BV	4.950%	3/22/12	200	215
Shell International Finance BV	4.000%	3/21/14	625	641
Shell International Finance BV	5.200%	3/22/17	175	178
Shell International Finance BV	6.375%	12/15/38	550	597
Statoilhydro ASA	3.875%	4/15/14	75	76
Statoilhydro ASA	5.250%	4/15/19	75	77
Suncor Energy, Inc.	6.100%	6/1/18	200	201
Suncor Energy, Inc.	5.950%	12/1/34	100	88
Suncor Energy, Inc.	6.850%	6/1/39	700	684
Sunoco, Inc.	4.875%	10/15/14	50	47
Sunoco, Inc.	5.750%	1/15/17	150	141
Talisman Energy, Inc.	5.125%	5/15/15	50	46
Talisman Energy, Inc.	5.850%	2/1/37	650	551
Tosco Corp.	8.125%	2/15/30	675	767
Transocean Inc.	5.250%	3/15/13	125	130
Transocean Inc.	6.000%	3/15/18	375	385
Transocean Inc.	7.500%	4/15/31	200	220
Transocean Inc.	6.800%	3/15/38	160	169
Valero Energy Corp.	6.875%	4/15/12	375	397
Valero Energy Corp.	9.375%	3/15/19	400	456
Valero Energy Corp.	7.500%	4/15/32	475	454
Valero Energy Corp.	6.625%	6/15/37	675	567

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Weatherford International Inc.	5.500%	2/15/16	40	39
Weatherford International Inc.	6.350%	6/15/17	350	348
Weatherford International Inc.	9.625%	3/1/19	375	439
Weatherford International Inc.	6.500%	8/1/36	425	382
Weatherford International Inc.	6.800%	6/15/37	100	94
XTO Energy, Inc.	5.900%	8/1/12	200	213
XTO Energy, Inc.	6.250%	4/15/13	225	240
XTO Energy, Inc.	5.750%	12/15/13	725	765
XTO Energy, Inc.	4.900%	2/1/14	375	382
XTO Energy, Inc.	5.000%	1/31/15	50	51
XTO Energy, Inc.	5.300%	6/30/15	100	102
XTO Energy, Inc.	6.250%	8/1/17	750	795
XTO Energy, Inc.	6.500%	12/15/18	300	322
XTO Energy, Inc.	6.100%	4/1/36	50	48

Other Industrial (0.0%)
Cintas Corp.	6.125%	12/1/17	200	183

Technology (0.7%)
Agilent Technologies Inc.	6.500%	11/1/17	575	496
Analog Devices Inc.	5.000%	7/1/14	250	251
Avnet Inc.	6.625%	9/15/16	235	219
BMC Software Inc.	7.250%	6/1/18	150	152
Cisco Systems Inc.	5.250%	2/22/11	1,250	1,324
Cisco Systems Inc.	5.500%	2/22/16	600	637
Cisco Systems Inc.	4.950%	2/15/19	325	325
Cisco Systems Inc.	5.900%	2/15/39	950	934
Corning Inc.	6.625%	5/15/19	50	51
Dell Inc.	4.700%	4/15/13	350	362
Dell Inc.	5.650%	4/15/18	200	202
Dell Inc.	5.875%	6/15/19	125	128
Dell Inc.	6.500%	4/15/38	250	240
Electronic Data Systems	7.125%	10/15/09	190	193
Electronic Data Systems	6.000%	8/1/13	325	352
Equifax Inc.	6.300%	7/1/17	100	99
Equifax Inc.	7.000%	7/1/37	125	120
Fiserv, Inc.	6.125%	11/20/12	325	338
Fiserv, Inc.	6.800%	11/20/17	450	454
Harris Corp.	5.000%	10/1/15	225	221
Hewlett-Packard Co.	2.250%	5/27/11	125	126
Hewlett-Packard Co.	4.250%	2/24/12	325	339
Hewlett-Packard Co.	4.500%	3/1/13	325	339
Hewlett-Packard Co.	6.125%	3/1/14	600	661
Hewlett-Packard Co.	4.750%	6/2/14	500	522
Hewlett-Packard Co.	5.400%	3/1/17	425	442
Hewlett-Packard Co.	5.500%	3/1/18	975	1,018
IBM International Group Capital	5.050%	10/22/12	325	349
International Business Machines Corp.	4.950%	3/22/11	150	159
International Business Machines Corp.	7.500%	6/15/13	325	367
International Business Machines Corp.	5.700%	9/14/17	2,325	2,469
International Business Machines Corp.	7.000%	10/30/25	200	220
International Business Machines Corp.	6.220%	8/1/27	500	525
International Business Machines Corp.	5.875%	11/29/32	100	101
International Business Machines Corp.	8.000%	10/15/38	500	648
International Business Machines Corp.	7.125%	12/1/96	50	53
International Game Technology	7.500%	6/15/19	100	100

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Intuit Inc.	5.400%	3/15/12	200	203
Intuit Inc.	5.750%	3/15/17	100	95
Lexmark International Inc.	5.900%	6/1/13	125	120
Lexmark International Inc.	6.650%	6/1/18	325	283
Microsoft Corp.	2.950%	6/1/14	400	398
Microsoft Corp.	4.200%	6/1/19	50	49
Microsoft Corp.	5.200%	6/1/39	450	435
Motorola, Inc.	7.625%	11/15/10	101	103
Motorola, Inc.	5.375%	11/15/12	225	210
Motorola, Inc.	7.500%	5/15/25	50	39
Motorola, Inc.	6.500%	9/1/25	25	18
Motorola, Inc.	6.500%	11/15/28	100	71
Motorola, Inc.	6.625%	11/15/37	250	174
Nokia Corp.	5.375%	5/15/19	225	226
Nokia Corp.	6.625%	5/15/39	175	183
Oracle Corp.	5.000%	1/15/11	500	524
Oracle Corp.	4.950%	4/15/13	1,750	1,840
Oracle Corp.	5.250%	1/15/16	500	519
Oracle Corp.	5.750%	4/15/18	425	450
Oracle Corp.	5.000%	7/8/19	350	349
Oracle Corp.	6.125%	7/8/39	450	447
Pitney Bowes, Inc.	3.875%	6/15/13	225	228
Pitney Bowes, Inc.	4.750%	1/15/16	1,200	1,205
Science Applications International Corp.	6.250%	7/1/12	50	51
Science Applications International Corp.	5.500%	7/1/33	50	42
Xerox Capital Trust I	8.000%	2/1/27	225	171
Xerox Corp.	7.125%	6/15/10	425	440
Xerox Corp.	6.875%	8/15/11	125	129
Xerox Corp.	5.500%	5/15/12	290	289
Xerox Corp.	7.625%	6/15/13	125	126
Xerox Corp.	8.250%	5/15/14	400	415
Xerox Corp.	6.400%	3/15/16	295	273
Xerox Corp.	6.750%	2/1/17	200	183

Transportation (0.4%)
2 American Airlines, Inc.	10.375%	7/2/19	150	151
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	225	242
Burlington Northern Santa Fe Corp.	5.650%	5/1/17	1,025	1,043
Burlington Northern Santa Fe Corp.	7.000%	12/15/25	225	240
Burlington Northern Santa Fe Corp.	6.200%	8/15/36	325	329
Canadian National Railway Co.	6.375%	10/15/11	200	217
Canadian National Railway Co.	4.400%	3/15/13	125	126
Canadian National Railway Co.	5.850%	11/15/17	50	53
Canadian National Railway Co.	6.800%	7/15/18	525	588
Canadian National Railway Co.	6.250%	8/1/34	125	132
Canadian National Railway Co.	6.200%	6/1/36	275	289
Canadian Pacific Railway Co.	7.125%	10/15/31	75	70
Canadian Pacific Railway Co.	5.950%	5/15/37	100	79
CNF, Inc.	6.700%	5/1/34	225	144
Continental Airlines, Inc.	6.563%	2/15/12	225	204
2 Continental Airlines, Inc.	6.648%	9/15/17	684	575
2 Continental Airlines, Inc.	5.983%	4/19/22	105	89
CSX Corp.	6.750%	3/15/11	525	550
CSX Corp.	6.300%	3/15/12	200	209
CSX Corp.	5.600%	5/1/17	50	49
CSX Corp.	7.900%	5/1/17	125	139

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
CSX Corp.	7.375%	2/1/19	1,250	1,362
CSX Corp.	6.150%	5/1/37	225	201
Delta Air Lines, Inc.	7.111%	9/18/11	225	212
2 Delta Air Lines, Inc.	6.821%	8/10/22	489	413
Norfolk Southern Corp.	6.750%	2/15/11	875	922
4 Norfolk Southern Corp.	5.750%	1/15/16	300	307
Norfolk Southern Corp.	7.700%	5/15/17	125	141
Norfolk Southern Corp.	9.750%	6/15/20	283	379
Norfolk Southern Corp.	7.050%	5/1/37	30	33
Norfolk Southern Corp.	7.900%	5/15/97	150	154
Ryder System Inc.	5.950%	5/2/11	150	150
Ryder System Inc.	5.850%	3/1/14	150	143
Ryder System Inc.	7.200%	9/1/15	225	216
Ryder System Inc.	5.850%	11/1/16	50	43
Southwest Airlines Co.	6.500%	3/1/12	475	493
Southwest Airlines Co.	5.750%	12/15/16	200	183
Southwest Airlines Co.	5.125%	3/1/17	50	43
2 Southwest Airlines Co. 2007-1
Pass Through Trust	6.150%	8/1/22	349	329
Union Pacific Corp.	6.125%	1/15/12	50	53
Union Pacific Corp.	6.500%	4/15/12	125	133
Union Pacific Corp.	5.450%	1/31/13	550	568
Union Pacific Corp.	5.375%	5/1/14	325	333
Union Pacific Corp.	5.750%	11/15/17	200	202
Union Pacific Corp.	5.700%	8/15/18	225	226
Union Pacific Corp.	6.625%	2/1/29	250	250
2 Union Pacific Railroad Co. 2007-3
Pass Through Trust	6.176%	1/2/31	121	123
United Parcel Service of America	3.875%	4/1/14	300	310
United Parcel Service of America	5.500%	1/15/18	150	160
United Parcel Service of America	5.125%	4/1/19	225	236
United Parcel Service of America	6.200%	1/15/38	300	324
				344,081
Utilities (2.0%)
Electric (1.4%)
AEP Texas Central Co.	6.650%	2/15/33	150	148
Alabama Power Co.	5.500%	10/15/17	375	396
Alabama Power Co.	6.000%	3/1/39	25	26
American Water Capital Corp.	6.593%	10/15/37	375	330
Arizona Public Service Co.	4.650%	5/15/15	150	143
Baltimore Gas & Electric Co.	5.900%	10/1/16	225	226
Baltimore Gas & Electric Co.	6.350%	10/1/36	100	97
Carolina Power & Light Co.	6.500%	7/15/12	650	708
Carolina Power & Light Co.	5.125%	9/15/13	325	346
CenterPoint Energy Houston	5.700%	3/15/13	450	452
CenterPoint Energy Houston	7.000%	3/1/14	225	244
CenterPoint Energy Inc.	6.500%	5/1/18	70	62
Cincinnati Gas & Electric Co.	5.700%	9/15/12	100	101
Cleveland Electric Illumination Co.	7.880%	11/1/17	75	85
Columbus Southern Power	5.850%	10/1/35	225	201
Commonwealth Edison Co.	6.150%	3/15/12	150	159
Commonwealth Edison Co.	5.950%	8/15/16	500	518
Commonwealth Edison Co.	6.150%	9/15/17	700	728
Commonwealth Edison Co.	5.800%	3/15/18	150	153
Connecticut Light & Power Co.	6.350%	6/1/36	600	643
Consolidated Edison Co. of New York	4.875%	2/1/13	75	78

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York	5.375%	12/15/15	125	130
Consolidated Edison Co. of New York	5.500%	9/15/16	650	680
Consolidated Edison Co. of New York	6.650%	4/1/19	200	222
Consolidated Edison Co. of New York	5.300%	3/1/35	25	23
Consolidated Edison Co. of New York	5.850%	3/15/36	125	128
Consolidated Edison Co. of New York	6.200%	6/15/36	175	188
Consolidated Edison Co. of New York	6.300%	8/15/37	400	423
Constellation Energy Group, Inc.	6.125%	9/1/09	125	125
Constellation Energy Group, Inc.	7.000%	4/1/12	25	26
Constellation Energy Group, Inc.	4.550%	6/15/15	625	544
Constellation Energy Group, Inc.	7.600%	4/1/32	150	135
Consumers Energy Co.	5.000%	2/15/12	150	154
Consumers Energy Co.	5.375%	4/15/13	75	76
Consumers Energy Co.	5.500%	8/15/16	300	302
Detroit Edison Co.	6.125%	10/1/10	125	130
Detroit Edison Co.	5.700%	10/1/37	150	145
Dominion Resources, Inc.	4.750%	12/15/10	300	311
Dominion Resources, Inc.	6.250%	6/30/12	110	118
Dominion Resources, Inc.	5.700%	9/17/12	80	85
Dominion Resources, Inc.	6.000%	11/30/17	475	492
Dominion Resources, Inc.	6.400%	6/15/18	290	310
Dominion Resources, Inc.	6.300%	3/15/33	50	50
Dominion Resources, Inc.	5.250%	8/1/33	75	72
Dominion Resources, Inc.	5.950%	6/15/35	225	220
2 Dominion Resources, Inc.	6.300%	9/30/66	150	101
DTE Energy Co.	7.050%	6/1/11	75	79
Duke Energy Carolinas LLC	6.100%	6/1/37	600	625
Duke Energy Carolinas LLC	6.000%	1/15/38	50	53
Duke Energy Carolinas LLC	6.050%	4/15/38	25	27
Duke Energy Corp.	6.250%	1/15/12	525	565
Duke Energy Corp.	6.450%	10/15/32	400	445
Duke Energy Indiana Inc.	6.350%	8/15/38	375	409
El Paso Electric Co.	6.000%	5/15/35	50	38
Energy East Corp.	6.750%	6/15/12	225	244
Energy East Corp.	6.750%	7/15/36	325	328
Entergy Gulf States, Inc.	6.000%	5/1/18	475	476
Entergy Louisiana LLC	6.500%	9/1/18	100	102
Exelon Corp.	4.900%	6/15/15	225	212
Exelon Corp.	5.625%	6/15/35	20	17
FirstEnergy Corp.	6.450%	11/15/11	1,190	1,247
FirstEnergy Corp.	7.375%	11/15/31	30	29
Florida Power & Light Co.	5.550%	11/1/17	100	108
Florida Power & Light Co.	5.950%	10/1/33	175	186
Florida Power & Light Co.	5.625%	4/1/34	325	336
Florida Power & Light Co.	4.950%	6/1/35	75	70
Florida Power & Light Co.	5.650%	2/1/37	300	308
Florida Power & Light Co.	5.850%	5/1/37	225	234
Florida Power Corp.	4.800%	3/1/13	325	340
Florida Power Corp.	5.650%	6/15/18	225	241
Florida Power Corp.	6.350%	9/15/37	150	168
FPL Group Capital, Inc.	5.625%	9/1/11	100	107
FPL Group Capital, Inc.	5.350%	6/15/13	300	318
2 FPL Group Capital, Inc.	6.350%	10/1/66	100	80
2 FPL Group Capital, Inc.	6.650%	6/15/67	275	219
Illinois Power Co.	6.125%	11/15/17	150	142
Indiana Michigan Power Co.	7.000%	3/15/19	350	377

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Indiana Michigan Power Co.	6.050%	3/15/37	1,000	946
2 Integrys Energy Group	6.110%	12/1/66	350	227
Jersey Central Power & Light	5.625%	5/1/16	200	198
Jersey Central Power & Light	5.650%	6/1/17	200	199
Kansas City Power & Light	6.050%	11/15/35	75	66
MidAmerican Energy Co.	5.650%	7/15/12	150	162
MidAmerican Energy Co.	5.950%	7/15/17	475	504
MidAmerican Energy Co.	6.750%	12/30/31	325	369
MidAmerican Energy Co.	5.750%	11/1/35	125	120
MidAmerican Energy Holdings Co.	5.875%	10/1/12	400	424
MidAmerican Energy Holdings Co.	5.000%	2/15/14	75	78
MidAmerican Energy Holdings Co.	6.125%	4/1/36	1,400	1,391
MidAmerican Energy Holdings Co.	5.950%	5/15/37	425	418
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	1,425	1,554
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	225	235
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	550	550
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	300	303
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	100	112
Nevada Power Co.	7.125%	3/15/19	500	538
NiSource Finance Corp.	5.400%	7/15/14	75	71
NiSource Finance Corp.	5.250%	9/15/17	225	194
NiSource Finance Corp.	5.450%	9/15/20	250	210
Northern States Power Co.	5.250%	3/1/18	75	78
Northern States Power Co.	6.250%	6/1/36	50	54
NStar Electric Co.	4.875%	4/15/14	75	79
NStar Electric Co.	5.625%	11/15/17	450	482
Ohio Edison	6.400%	7/15/16	200	204
Ohio Power Co.	5.750%	9/1/13	100	102
Ohio Power Co.	6.000%	6/1/16	150	153
Oncor Electric Delivery Co.	6.375%	5/1/12	300	317
Oncor Electric Delivery Co.	6.375%	1/15/15	485	504
Oncor Electric Delivery Co.	7.000%	5/1/32	425	451
Oncor Electric Delivery Co.	7.250%	1/15/33	155	167
Pacific Gas & Electric Co.	4.200%	3/1/11	100	103
Pacific Gas & Electric Co.	4.800%	3/1/14	600	630
Pacific Gas & Electric Co.	5.625%	11/30/17	125	133
Pacific Gas & Electric Co.	8.250%	10/15/18	175	216
Pacific Gas & Electric Co.	6.050%	3/1/34	1,295	1,356
Pacific Gas & Electric Co.	5.800%	3/1/37	325	328
PacifiCorp	6.900%	11/15/11	225	251
PacifiCorp	7.700%	11/15/31	100	123
PacifiCorp	5.250%	6/15/35	50	47
PECO Energy Co.	5.350%	3/1/18	100	102
Pennsylvania Electric Co.	6.050%	9/1/17	100	98
Pepco Holdings, Inc.	6.450%	8/15/12	350	364
Pepco Holdings, Inc.	7.450%	8/15/32	75	70
PPL Electric Utilities Corp.	6.250%	5/15/39	525	557
PPL Energy Supply LLC	6.400%	11/1/11	600	628
PPL Energy Supply LLC	6.300%	7/15/13	100	105
PPL Energy Supply LLC	6.200%	5/15/16	226	222
Progress Energy, Inc.	7.100%	3/1/11	630	671
Progress Energy, Inc.	6.050%	3/15/14	300	320
Progress Energy, Inc.	5.625%	1/15/16	225	231
Progress Energy, Inc.	7.050%	3/15/19	75	83
Progress Energy, Inc.	7.750%	3/1/31	150	176
Progress Energy, Inc.	7.000%	10/30/31	25	27

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PSE&G Power LLC	7.750%	4/15/11	375	401
PSE&G Power LLC	6.950%	6/1/12	475	521
PSE&G Power LLC	5.000%	4/1/14	175	178
PSE&G Power LLC	5.500%	12/1/15	200	198
PSE&G Power LLC	8.625%	4/15/31	50	59
PSI Energy Inc.	5.000%	9/15/13	225	233
Public Service Co. of Colorado	7.875%	10/1/12	825	955
Public Service Co. of Colorado	5.500%	4/1/14	100	108
Public Service Co. of Colorado	5.125%	6/1/19	125	128
Public Service Co. of Colorado	6.250%	9/1/37	50	55
Public Service Co. of Oklahoma	6.625%	11/15/37	300	284
Puget Sound Energy Inc.	5.483%	6/1/35	50	40
Puget Sound Energy Inc.	6.274%	3/15/37	300	266
SCANA Corp.	6.875%	5/15/11	600	626
Sierra Pacific Power Co.	6.000%	5/15/16	150	151
Sierra Pacific Power Co.	6.750%	7/1/37	300	309
South Carolina Electric & Gas Co.	6.500%	11/1/18	100	113
South Carolina Electric & Gas Co.	6.050%	1/15/38	50	55
Southern California Edison Co.	5.000%	1/15/14	500	526
Southern California Edison Co.	4.650%	4/1/15	25	26
Southern California Edison Co.	5.000%	1/15/16	50	51
Southern California Edison Co.	6.650%	4/1/29	100	107
Southern California Edison Co.	5.750%	4/1/35	100	105
Southern California Edison Co.	5.350%	7/15/35	100	99
Southern California Edison Co.	5.625%	2/1/36	50	51
Southern California Edison Co.	5.550%	1/15/37	600	611
Southern California Edison Co.	6.050%	3/15/39	100	107
Southern Co.	5.300%	1/15/12	600	631
Southern Co.	4.150%	5/15/14	300	302
Southern Power Co.	6.250%	7/15/12	75	81
Southern Power Co.	4.875%	7/15/15	325	314
Tampa Electric Co.	6.550%	5/15/36	175	165
Toledo Edison Co.	6.150%	5/15/37	125	119
TransAlta Corp.	6.650%	5/15/18	100	96
Union Electric Co.	5.400%	2/1/16	125	120
Virginia Electric & Power Co.	5.100%	11/30/12	225	238
Virginia Electric & Power Co.	5.400%	1/15/16	425	441
Virginia Electric & Power Co.	5.000%	6/30/19	800	805
Virginia Electric & Power Co.	6.000%	5/15/37	250	256
Virginia Electric & Power Co.	6.350%	11/30/37	100	107
Wisconsin Electric Power Co.	6.000%	4/1/14	575	630
Wisconsin Electric Power Co.	5.625%	5/15/33	75	73
Wisconsin Energy Corp.	6.500%	4/1/11	175	186
2 Wisconsin Energy Corp.	6.250%	5/15/67	775	580
Wisconsin Power & Light Co.	6.375%	8/15/37	250	230
Xcel Energy, Inc.	5.613%	4/1/17	56	56
Xcel Energy, Inc.	6.500%	7/1/36	200	207

Natural Gas (0.6%)
AGL Capital Corp.	7.125%	1/14/11	125	131
Atmos Energy Corp.	4.950%	10/15/14	200	197
Atmos Energy Corp.	8.500%	3/15/19	100	116
Boardwalk Pipelines LLC	5.500%	2/1/17	50	46
CenterPoint Energy Resources	7.875%	4/1/13	325	346
CenterPoint Energy Resources	6.150%	5/1/16	300	282
Consolidated Natural Gas Co.	6.250%	11/1/11	600	643

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Duke Energy Field Services	7.875%	8/16/10	100	104
Duke Energy Field Services	8.125%	8/16/30	100	99
El Paso Natural Gas Co.	5.950%	4/15/17	125	120
Enbridge Energy Partners	9.875%	3/1/19	600	718
Energy Transfer Partners LP	5.650%	8/1/12	600	616
Energy Transfer Partners LP	8.500%	4/15/14	50	57
Energy Transfer Partners LP	5.950%	2/1/15	75	75
Energy Transfer Partners LP	6.125%	2/15/17	125	124
Energy Transfer Partners LP	9.000%	4/15/19	675	765
Energy Transfer Partners LP	6.625%	10/15/36	225	213
Enterprise Products Operating LP	4.950%	6/1/10	300	304
Enterprise Products Operating LP	4.600%	8/1/12	250	251
Enterprise Products Operating LP	9.750%	1/31/14	500	575
Enterprise Products Operating LP	5.600%	10/15/14	375	383
Enterprise Products Operating LP	6.300%	9/15/17	325	327
Enterprise Products Operating LP	6.875%	3/1/33	50	52
EQT Corp.	8.125%	6/1/19	325	347
KeySpan Corp.	7.625%	11/15/10	50	53
KeySpan Corp.	8.000%	11/15/30	50	54
Kinder Morgan Energy Partners LP	6.750%	3/15/11	100	105
Kinder Morgan Energy Partners LP	7.125%	3/15/12	250	268
Kinder Morgan Energy Partners LP	5.850%	9/15/12	420	440
Kinder Morgan Energy Partners LP	5.000%	12/15/13	235	235
Kinder Morgan Energy Partners LP	5.125%	11/15/14	200	200
Kinder Morgan Energy Partners LP	5.625%	2/15/15	300	307
Kinder Morgan Energy Partners LP	6.000%	2/1/17	110	108
Kinder Morgan Energy Partners LP	5.950%	2/15/18	125	122
Kinder Morgan Energy Partners LP	6.850%	2/15/20	350	359
Kinder Morgan Energy Partners LP	7.300%	8/15/33	200	193
Kinder Morgan Energy Partners LP	5.800%	3/15/35	100	85
Kinder Morgan Energy Partners LP	6.500%	2/1/37	90	82
Kinder Morgan Energy Partners LP	6.950%	1/15/38	25	24
Magellan Midstream Partners, LP	5.650%	10/15/16	50	49
Magellan Midstream Partners, LP	6.550%	7/15/19	125	128
National Grid PLC	6.300%	8/1/16	300	311
NuStar Energy LP	7.650%	4/15/18	325	313
ONEOK Inc.	5.200%	6/15/15	200	188
ONEOK Inc.	6.000%	6/15/35	100	83
ONEOK Partners, LP	5.900%	4/1/12	400	423
ONEOK Partners, LP	6.150%	10/1/16	325	323
ONEOK Partners, LP	6.650%	10/1/36	1,000	932
ONEOK Partners, LP	6.850%	10/15/37	300	287
Panhandle Eastern Pipeline	6.200%	11/1/17	625	604
Plains All American Pipeline LP	6.500%	5/1/18	75	76
Plains All American Pipeline LP	8.750%	5/1/19	125	142
San Diego Gas & Electric	5.300%	11/15/15	100	101
San Diego Gas & Electric	5.350%	5/15/35	50	49
San Diego Gas & Electric	6.125%	9/15/37	25	27
San Diego Gas & Electric	6.000%	6/1/39	50	54
Southern California Gas Co.	5.750%	11/15/35	150	151
4 Southern Natural Gas	5.900%	4/1/17	880	827
Spectra Energy Capital LLC	5.500%	3/1/14	150	151
Spectra Energy Capital LLC	6.750%	2/15/32	75	70
Teppco Partners, LP	6.650%	4/15/18	225	227
Texas Gas Transmission	4.600%	6/1/15	425	387
TransCanada PipeLines Ltd.	4.000%	6/15/13	650	659

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	6.500%	8/15/18	600	650
TransCanada PipeLines Ltd.	7.125%	1/15/19	50	56
TransCanada PipeLines Ltd.	5.600%	3/31/34	550	531
TransCanada PipeLines Ltd.	5.850%	3/15/36	350	335
TransCanada PipeLines Ltd.	6.200%	10/15/37	100	102
TransCanada PipeLines Ltd.	7.625%	1/15/39	50	58
2 TransCanada PipeLines Ltd.	6.350%	5/15/67	225	159
Williams Cos., Inc.	7.125%	9/1/11	325	332
Williams Cos., Inc.	7.625%	7/15/19	600	594
Williams Cos., Inc.	7.500%	1/15/31	303	270
Williams Cos., Inc.	7.750%	6/15/31	160	143
Williams Cos., Inc.	8.750%	3/15/32	569	578
				69,361
Total Corporate Bonds (Cost $850,643)				823,507
Sovereign Bonds (U.S. Dollar-Denominated) (3.1%)
African Development Bank	3.000%	5/27/14	200	196
Asian Development Bank	4.125%	9/15/10	100	103
Asian Development Bank	2.125%	3/15/12	300	302
Asian Development Bank	3.625%	9/5/13	825	848
Asian Development Bank	2.750%	5/21/14	800	785
Asian Development Bank	5.593%	7/16/18	750	818
Canada Mortgage & Housing Corp.	4.800%	10/1/10	25	26
China Development Bank Corp.	4.750%	10/8/14	225	231
China Development Bank Corp.	5.000%	10/15/15	75	77
Corp. Andina de Fomento	5.200%	5/21/13	150	151
Corp. Andina de Fomento	5.750%	1/12/17	625	593
Corp. Andina de Fomento	8.125%	6/4/19	200	215
Development Bank of Japan	4.250%	6/9/15	75	76
Eksportfinans	5.500%	5/25/16	350	353
Eksportfinans	5.500%	6/26/17	375	373
European Investment Bank	4.625%	9/15/10	875	912
European Investment Bank	3.250%	2/15/11	1,475	1,514
European Investment Bank	5.250%	6/15/11	1,950	2,086
European Investment Bank	3.125%	7/15/11	950	982
European Investment Bank	2.000%	2/10/12	2,600	2,597
European Investment Bank	2.875%	3/15/13	600	597
European Investment Bank	3.250%	5/15/13	1,225	1,234
European Investment Bank	4.250%	7/15/13	2,525	2,640
European Investment Bank	4.625%	5/15/14	1,325	1,405
European Investment Bank	3.125%	6/4/14	1,525	1,515
European Investment Bank	4.875%	2/16/16	225	237
European Investment Bank	5.125%	9/13/16	125	134
European Investment Bank	4.875%	1/17/17	775	813
European Investment Bank	5.125%	5/30/17	1,325	1,416
Export Development Canada	2.375%	3/19/12	675	680
Export Development Canada	3.125%	4/24/14	225	224
Export-Import Bank of Korea	5.125%	2/14/11	625	634
Export-Import Bank of Korea	5.500%	10/17/12	725	744
Export-Import Bank of Korea	8.125%	1/21/14	50	54
Export-Import Bank of Korea	5.125%	3/16/15	175	163
Federation of Malaysia	7.500%	7/15/11	900	985
Federative Republic of Brazil	9.250%	10/22/10	225	246
Federative Republic of Brazil	11.000%	1/11/12	275	326
Federative Republic of Brazil	7.875%	3/7/15	425	473
Federative Republic of Brazil	6.000%	1/17/17	875	899

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federative Republic of Brazil	8.000%	1/15/18	1,450	1,613
Federative Republic of Brazil	5.875%	1/15/19	725	733
Federative Republic of Brazil	8.875%	10/14/19	700	847
Federative Republic of Brazil	8.875%	4/15/24	300	370
Federative Republic of Brazil	8.750%	2/4/25	725	884
Federative Republic of Brazil	10.125%	5/15/27	800	1,088
Federative Republic of Brazil	8.250%	1/20/34	225	268
Federative Republic of Brazil	7.125%	1/20/37	775	841
Federative Republic of Brazil	11.000%	8/17/40	1,675	2,152
Financement Quebec	5.000%	10/25/12	225	235
Hydro Quebec	6.300%	5/11/11	550	583
Hydro Quebec	7.500%	4/1/16	575	647
Hydro Quebec	8.050%	7/7/24	600	716
Inter-American Development Bank	8.500%	3/15/11	225	245
Inter-American Development Bank	1.500%	6/23/11	150	150
Inter-American Development Bank	4.750%	10/19/12	675	723
Inter-American Development Bank	3.000%	4/22/14	350	344
Inter-American Development Bank	4.250%	9/14/15	50	51
Inter-American Development Bank	4.250%	9/10/18	1,475	1,450
Inter-American Development Bank	7.000%	6/15/25	325	374
International Bank for
Reconstruction & Development	3.125%	11/15/11	225	232
International Bank for
Reconstruction & Development	2.000%	4/2/12	3,200	3,177
International Bank for
Reconstruction & Development	8.875%	3/1/26	200	286
International Finance Corp.	3.000%	4/22/14	350	349
Japan Bank International	4.750%	5/25/11	100	103
Japan Bank International	4.375%	11/26/12	425	430
Japan Bank International	4.250%	6/18/13	400	410
Japan Finance Corp.	4.625%	4/21/15	250	256
Japan Finance Organization for Munis.	5.875%	3/14/11	675	721
Japan Finance Organization for Munis.	5.000%	5/16/17	50	52
Korea Development Bank	4.625%	9/16/10	275	277
Korea Development Bank	5.300%	1/17/13	425	418
Korea Development Bank	5.750%	9/10/13	550	557
Korea Development Bank	8.000%	1/23/14	400	433
Korea Electric Power Corp.	7.750%	4/1/13	600	632
Kreditanstalt fur Wiederaufbau	3.125%	11/15/10	1,600	1,642
Kreditanstalt fur Wiederaufbau	4.625%	1/20/11	225	236
Kreditanstalt fur Wiederaufbau	3.250%	2/15/11	300	310
Kreditanstalt fur Wiederaufbau	1.875%	3/15/11	300	303
Kreditanstalt fur Wiederaufbau	3.750%	6/27/11	1,425	1,489
Kreditanstalt fur Wiederaufbau	3.250%	10/14/11	875	907
Kreditanstalt fur Wiederaufbau	2.000%	1/17/12	600	604
Kreditanstalt fur Wiederaufbau	2.250%	4/16/12	1,075	1,085
Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	775	832
Kreditanstalt fur Wiederaufbau	3.250%	3/15/13	3,325	3,368
Kreditanstalt fur Wiederaufbau	3.500%	5/16/13	625	638
Kreditanstalt fur Wiederaufbau	4.000%	10/15/13	950	991
Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	125	132
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	1,165	1,238
Kreditanstalt fur Wiederaufbau	4.500%	7/16/18	600	615
Kreditanstalt fur Wiederaufbau	4.875%	6/17/19	575	607
Landeskreditbank
Baden-Wuerttemberg–Foerderbank	4.250%	9/15/10	100	102

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Landwirtschaftliche Rentenbank	5.250%	7/2/12	600	629
Landwirtschaftliche Rentenbank	3.250%	3/15/13	1,175	1,164
Landwirtschaftliche Rentenbank	4.875%	11/16/15	125	132
Mass Transit Railway Corp.	7.500%	11/8/10	300	320
Oesterreichische Kontrollbank	2.875%	3/15/11	200	203
Oesterreichische Kontrollbank	3.125%	10/14/11	2,225	2,277
Oesterreichische Kontrollbank	1.875%	3/21/12	475	460
Oesterreichische Kontrollbank	4.500%	3/9/15	125	127
Oesterreichische Kontrollbank	5.000%	4/25/17	325	329
Ontario Electricity Financial Corp.	7.450%	3/31/13	300	338
Pemex Project Funding Master Trust	9.125%	10/13/10	40	43
Pemex Project Funding Master Trust	5.750%	3/1/18	1,400	1,289
Pemex Project Funding Master Trust	6.625%	6/15/35	1,231	1,111
Pemex Project Funding Master Trust	6.625%	6/15/38	350	297
People’s Republic of China	4.750%	10/29/13	150	158
Petrobras International Finance Co.	6.125%	10/6/16	1,013	1,040
Petrobras International Finance Co.	5.875%	3/1/18	100	98
Petrobras International Finance Co.	8.375%	12/10/18	250	284
Petrobras International Finance Co.	7.875%	3/15/19	225	243
4 Petroleos Mexicanos	8.000%	5/3/19	125	133
Province of Manitoba	4.900%	12/6/16	950	964
Province of Nova Scotia	5.750%	2/27/12	100	105
Province of Ontario	3.125%	9/8/10	775	790
Province of Ontario	2.750%	2/22/11	1,075	1,082
Province of Ontario	3.375%	5/20/11	900	917
Province of Ontario	5.000%	10/18/11	225	237
Province of Ontario	4.100%	6/16/14	400	408
Province of Ontario	4.750%	1/19/16	400	400
Province of Ontario	5.450%	4/27/16	1,050	1,089
Province of Quebec	6.125%	1/22/11	375	395
Province of Quebec	4.875%	5/5/14	300	314
Province of Quebec	4.600%	5/26/15	125	129
Province of Quebec	5.125%	11/14/16	1,075	1,095
Province of Quebec	4.625%	5/14/18	225	222
Province of Quebec	7.500%	9/15/29	750	898
Province of Saskatchewan	7.375%	7/15/13	100	115
Region of Lombardy, Italy	5.804%	10/25/32	325	318
Republic of Chile	7.125%	1/11/12	350	389
Republic of Chile	5.500%	1/15/13	125	134
Republic of Italy	6.000%	2/22/11	1,225	1,272
Republic of Italy	3.500%	7/15/11	475	483
Republic of Italy	5.625%	6/15/12	450	483
Republic of Italy	4.750%	1/25/16	1,875	1,867
Republic of Italy	5.250%	9/20/16	775	781
Republic of Italy	6.875%	9/27/23	1,350	1,514
Republic of Italy	5.375%	6/15/33	275	256
Republic of Korea	4.250%	6/1/13	675	663
Republic of Korea	5.750%	4/16/14	500	512
Republic of Korea	7.125%	4/16/19	325	350
Republic of Korea	5.625%	11/3/25	100	85
Republic of Peru	9.875%	2/6/15	475	577
Republic of Peru	7.125%	3/30/19	1,325	1,411
Republic of Peru	7.350%	7/21/25	200	212
2 Republic of Peru	6.550%	3/14/37	300	288
Republic of Poland	6.250%	7/3/12	600	637
Republic of Poland	5.250%	1/15/14	425	435

Institutional Total Bond Market Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of South Africa	7.375%	4/25/12	425	455
Republic of South Africa	6.875%	5/27/19	650	668
Republic of South Africa	5.875%	5/30/22	175	162
State of Israel	4.625%	6/15/13	100	104
State of Israel	5.500%	11/9/16	675	694
State of Israel	5.125%	3/26/19	900	877
Swedish Export Credit Corp.	4.000%	6/15/10	200	202
Swedish Export Credit Corp.	4.500%	9/27/10	350	363
Swedish Export Credit Corp.	5.125%	3/1/17	175	176
United Mexican States	8.375%	1/14/11	300	330
United Mexican States	7.500%	1/14/12	103	113
United Mexican States	6.375%	1/16/13	2,066	2,223
United Mexican States	5.875%	2/17/14	275	288
United Mexican States	6.625%	3/3/15	347	374
United Mexican States	11.375%	9/15/16	50	68
United Mexican States	5.625%	1/15/17	1,150	1,161
United Mexican States	5.950%	3/19/19	400	404
United Mexican States	8.300%	8/15/31	500	590
United Mexican States	6.750%	9/27/34	2,052	2,059
Total Sovereign Bonds (Cost $109,535)				110,216
Taxable Municipal Bonds (0.3%)
California GO	5.250%	4/1/14	225	220
California GO	7.500%	4/1/34	1,275	1,172
California GO	5.650%	4/1/39	225	223
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	325	344
Connecticut GO	5.850%	3/15/32	425	432
Dartmouth College	4.750%	6/1/19	50	50
Illinois (Taxable Pension) GO	4.950%	6/1/23	1,350	1,302
Illinois (Taxable Pension) GO	5.100%	6/1/33	2,400	2,137
John Hopkins Univ.	5.250%	7/1/19	425	427
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)	5.501%	5/1/34	300	276
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	500	546
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	10	10
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	140	138
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	675	800
New York Metro. Transp. Auth. Rev.	7.336%	11/15/39	150	178
Oregon (Taxable Pension) GO	5.762%	6/1/23	100	103
Oregon (Taxable Pension) GO	5.892%	6/1/27	200	192
Oregon School Board Assn.	4.759%	6/30/28	125	102
Oregon School Board Assn.	5.528%	6/30/28	50	47
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	175	180
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	250	259
Stanford Univ.	3.625%	5/1/14	550	555
Stanford Univ.	4.250%	5/1/16	150	151
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	285	182
Univ. of Texas Permanent Univ. Fund Rev.	6.276%	8/15/41	100	104
Wisconsin Public Service Rev.	4.800%	5/1/13	125	130
Wisconsin Public Service Rev.	5.700%	5/1/26	125	119
Total Taxable Municipal Bonds (Cost $10,776)				10,379

Institutional Total Bond Market Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (4.7%)
Money Market Fund (4.7%)
6 Vanguard Market Liquidity Fund
(Cost $164,791)	0.395%	164,791,000	164,791
Total Investments (103.3%) (Cost $3,597,708)			3,622,066
Other Assets and Liabilities (–3.3%)
Other Assets			83,718
Liabilities			(198,095)
			(114,377)
Net Assets (100%)
Applicable to 68,692,008 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			3,507,689
Net Asset Value Per Share			$51.06

At June 30, 2009, net assets consisted of:
			Amount
			($000)
Paid-in Capital			3,496,842
Undistributed Net Investment Income			—
Accumulated Net Realized Losses			(13,511)
Unrealized Appreciation (Depreciation)			24,358
Net Assets			3,507,689

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities was $15,577,000, representing 0.4% of net assets.
5 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Bond Market Index Fund

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Interest[1]	128,590
Total Income	128,590
Expenses
The Vanguard Group—Note B
Management and Administrative	1,455
Total Expenses	1,455
Net Investment Income	127,135
Realized Net Gain (Loss)
Investment Securities Sold	27,452
Swap Contracts	1,751
Realized Net Gain (Loss)	29,203
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(55,401)
Net Increase (Decrease) in Net Assets Resulting from Operations	100,937
1 Interest income from an affiliated company of the fund was $352,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Bond Market Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	127,135	372,841
Realized Net Gain (Loss)	29,203	13,983
Change in Unrealized Appreciation (Depreciation)	(55,401)	(18,217)
Net Increase (Decrease) in Net Assets Resulting from Operations	100,937	368,607
Distributions
Net Investment Income	(134,384)	(351,110)
Realized Capital Gain[1]	(21,216)	—
Total Distributions	(155,600)	(351,110)
Capital Share Transactions
Issued	1,523,552	3,315,056
Issued in Lieu of Cash Distributions	125,420	322,797
Redeemed	(5,523,792)	(3,816,520)
Net Increase (Decrease) from Capital Share Transactions	(3,874,820)	(178,667)
Total Increase (Decrease)	(3,929,483)	(161,170)
Net Assets
Beginning of Period	7,437,172	7,598,342
End of Period[2]	3,507,689	7,437,172

1 Includes fiscal 2009 short-term gain distributions totaling $21,216,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $0 and $5,025,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Bond Market Index Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$51.33	$51.19	$50.32	$50.79	$51.79	$51.80
Investment Operations
Net Investment Income	1.166	2.508	2.596	2.540	2.263	2.104
Net Realized and Unrealized Gain (Loss)
on Investments	(.120)	(.008)	.830	(.429)	(1.007)	.106
Total from Investment Operations	1.046	2.500	3.426	2.111	1.256	2.210
Distributions
Dividends from Net Investment Income	(1.166)	(2.360)	(2.556)	(2.581)	(2.256)	(2.193)
Distributions from Realized Capital Gains	(.150)	—	—	—	—	(.027)
Total Distributions	(1.316)	(2.360)	(2.556)	(2.581)	(2.256)	(2.220)
Net Asset Value, End of Period	$51.06	$51.33	$51.19	$50.32	$50.79	$51.79

Total Return	2.08%	5.05%	7.01%	4.30%	2.47%	4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,508	$7,437	$7,598	$4,826	$2,861	$1,170
Ratio of Total Expenses to
Average Net Assets	0.05%[1]	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	4.53%[1]	4.88%	5.17%	5.08%	4.47%	4.08%
Portfolio Turnover Rate[2]	108%[1]	88%	62%	63%	68%	88%

1 Annualized.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $100 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counter-party may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

Institutional Total Bond Market Index Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,513,173	—
Corporate Bonds	—	823,507	—
Sovereign Bonds	—	110,216	—
Taxable Municipal Bonds	—	10,379	—
Temporary Cash Investments	164,791	—	—
Total	164,791	3,457,275	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Institutional Total Bond Market Index Fund

During the six months ended June 30, 2009, the fund realized $39,508,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,751,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended June 30, 2009, the fund realized gains of $473,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At June 30, 2009, the cost of investment securities for tax purposes was $3,597,708,000. Net unrealized appreciation of investment securities for tax purposes was $24,358,000, consisting of unrealized gains of $82,809,000 on securities that had risen in value since their purchase and $58,451,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2009, the fund purchased $338,287,000 of investment securities and sold $1,517,729,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,906,644,000 and $5,488,527,000, respectively.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares
	(000)	(000)
Issued	29,914	65,984
Issued in Lieu of Cash Distributions	2,472	6,374
Redeemed	(108,585)	(75,914)
Net Increase (Decrease) in Shares Outstanding	(76,199)	(3,556)

G. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

Total Bond Market Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2008

This Statement summarizes the fund’s holdings by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
U.S. Treasury Bond	8.750%	5/15/17	470,440	693,311	1.1%
U.S. Treasury Bond	6.750%	8/15/26	379,255	572,914	0.9%
U.S. Treasury Bond	9.875%	11/15/15	327,600	488,533	0.7%
U.S. Treasury Bond	8.750%	8/15/20	294,125	459,938	0.7%
U.S. Treasury Bond	7.875%	2/15/21	269,607	401,294	0.6%
U.S. Treasury Bond	8.875%	2/15/19	219,875	338,572	0.5%
U.S. Treasury Bond	4.500%	5/15/38	223,310	305,517	0.5%
U.S. Treasury Bond	8.125%	8/15/21	192,215	292,978	0.5%
U.S. Treasury Bond	4.375%	2/15/38	143,018	192,135	0.3%
U.S. Treasury Bond	5.250%	2/15/29	139,990	185,880	0.3%
U.S. Treasury Bond	6.125%	8/15/29	118,040	173,555	0.3%
U.S. Treasury Bond	7.250%	5/15/16	114,640	153,599	0.2%
U.S. Treasury Bond	7.500%	11/15/16	112,144	153,304	0.2%
U.S. Treasury Bond	7.125%	2/15/23	93,785	136,325	0.2%
U.S. Treasury Bond	8.000%	11/15/21	81,920	124,493	0.2%
U.S. Treasury Bond	4.500%–13.250%	5/15/14–5/15/37	678,881	991,864	1.5%
U.S. Treasury
Inflation-Indexed Note	3.500%	1/15/11	145,075	177,110	0.3%
U.S. Treasury
Inflation-Indexed Note	2.375%	4/15/11	113,675	121,242	0.2%
U.S. Treasury Note	6.500%	2/15/10	828,815	883,981	1.4%
U.S. Treasury Note	4.750%	5/31/12	742,605	831,599	1.3%
U.S. Treasury Note	2.750%	10/31/13	730,183	776,279	1.2%
U.S. Treasury Note	2.875%	6/30/10	671,575	695,503	1.1%
U.S. Treasury Note	3.125%	9/30/13	484,710	522,881	0.8%
U.S. Treasury Note	1.250%	11/30/10	493,650	498,972	0.8%
U.S. Treasury Note	4.750%	2/15/10	468,875	491,222	0.8%
U.S. Treasury Note	4.625%	7/31/12	432,850	485,264	0.7%
U.S. Treasury Note	2.375%	8/31/10	388,675	400,456	0.6%
U.S. Treasury Note	3.250%	12/31/09	387,800	398,829	0.6%

14

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	U.S. Treasury Note	1.500%	12/31/13	399,425	398,426	0.6%
	U.S. Treasury Note	1.750%	3/31/10	366,360	372,372	0.6%
	U.S. Treasury Note	5.125%	5/15/16	265,300	321,345	0.5%
	U.S. Treasury Note	2.750%	7/31/10	309,700	320,831	0.5%
	U.S. Treasury Note	2.000%	11/30/13	296,550	304,287	0.5%
	U.S. Treasury Note	4.875%	6/30/12	265,525	298,509	0.5%
	U.S. Treasury Note	4.750%	8/15/17	248,750	297,955	0.5%
	U.S. Treasury Note	3.500%	5/31/13	256,980	281,473	0.4%
	U.S. Treasury Note	2.625%	5/31/10	263,565	271,514	0.4%
	U.S. Treasury Note	4.500%	4/30/12	203,210	225,151	0.3%
	U.S. Treasury Note	4.000%	2/15/15	136,275	155,269	0.2%
	U.S. Treasury Note	3.750%	11/15/18	126,600	143,592	0.2%
	U.S. Treasury Note	3.125%	8/31/13	132,470	142,799	0.2%
	U.S. Treasury Note	0.875%	12/31/10	140,460	140,768	0.2%
	U.S. Treasury Note	2.125%	1/31/10	118,575	120,743	0.2%
	U.S. Treasury Note	1.500%–6.000%	2/28/09–8/15/18	893,929	981,685	1.3%
					16,724,269	25.6%
Agency Bonds and Notes
1	Federal Home Loan Bank	2.750%–7.625%	4/27/09–7/15/36	1,189,925	1,283,308	1.9%
1	Federal Home Loan
	Mortgage Corp.	4.125%	7/12/10	127,947	133,468	0.2%
1	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	114,925	127,797	0.2%
1	Federal Home Loan
	Mortgage Corp.	5.250%	7/18/11	115,000	125,245	0.2%
1	Federal Home Loan
	Mortgage Corp.	0.000%–7.000%	5/12/09–3/15/31	1,233,734	1,370,196	2.1%
1	Federal National
	Mortgage Assn.	0.000%–8.200%	1/15/10–7/15/37	1,531,365	1,704,760	2.9%
†	Agency Bonds and Notes—Other				349,172	0.3%
					5,093,946	7.8%
Conventional Mortgage-Backed Securities
1,2	Federal Home Loan
	Mortgage Corp.	5.500%	1/1/38	203,721	208,942	0.3%
1,2	Federal Home Loan
	Mortgage Corp.	5.500%	3/1/37	172,711	177,138	0.3%
1,2	Federal Home Loan
	Mortgage Corp.	5.000%	5/1/37	140,407	143,453	0.2%
1,2	Federal Home Loan
	Mortgage Corp.	4.000%–10.000%	1/1/09–9/1/38	7,817,805	8,036,487	12.8%
1,2	Federal National
	Mortgage Assn.	5.000%	11/1/33	148,953	152,742	0.3%
1,2	Federal National
	Mortgage Assn.	6.000%	10/1/37	145,347	149,934	0.3%
1,2	Federal National
	Mortgage Assn.	4.000%–11.000%	1/1/09–12/1/38	11,879,862	12,236,546	18.2%
2	Government National
	Mortgage Assn.	4.000%–11.500%	2/15/09–1/1/39	2,880,764	2,973,370	4.4%
					24,078,612	36.8%

15

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Nonconventional Mortgage-Backed Securities
1,2	Federal Home Loan
	Mortgage Corp.	4.098%–6.511%	9/1/34–7/1/38	735,686	748,630	1.1%
1,2	Federal National
	Mortgage Assn.	4.008%–6.611%	11/1/33–8/1/38	1,190,168	1,206,695	1.9%
2	Government National
	Mortgage Assn.	5.375%–7.900%	2/15/21–6/20/29	488	492	0.0%
					1,955,817	3.0%
Total U.S. Government and Agency Obligations (Cost $45,348,204)					47,852,644	73.2%
Corporate Bonds
†[3]Asset-Backed/Commercial Mortgage-Backed Securities					3,062,441	4.7%

Finance
†[3]	Banking				3,215,185	4.9%
†[3]	Brokerage				236,934	0.4%
†	Finance Companies				777,179	1.2%
†[3]	Insurance				613,472	0.9%
†	Other Finance				29,927	0.0%
†	Real Estate Investment Trusts				167,455	0.3%
					5,040,152	7.7%
Industrial
†[3]	Basic Industry				434,186	0.7%
†[3]	Capital Goods				610,319	0.9%
†[3]	Communication				1,321,771	2.0%
†[3]	Consumer Cyclical				727,451	1.1%
†[3]	Consumer Noncyclical				1,332,810	2.0%
†[3]	Energy				596,963	0.9%
†	Other Industrial				2,724	0.0%
†[3]	Technology				363,234	0.6%
†	Transportation				221,200	0.4%
					5,610,658	8.6%
Utilities
†[3]	Electric				933,265	1.4%
†[3]	Natural Gas				292,002	0.4%
†	Other Utility				105	0.0%
					1,225,372	1.8%
Total Corporate Bonds (Cost $16,537,850)					14,938,623	22.8%
†[3] Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,873,091)					1,922,404	2.9%
† Taxable Municipal Bonds (Cost $123,784)					114,172	0.2%

				Shares
Temporary Cash Investment
4,5	Vanguard Market
	Liquidity Fund (Cost $1,008,837) 1.378%			1,008,836,880	1,008,837	1.5%
^Total Investments (Cost $64,891,766)					65,836,680	100.6%
Other Assets and Liabilities
Other Assets					955,950	1.5%
Liabilities[5]					(1,377,663)	(2.1%)
					(421,713)	(0.6%)
Net Assets					65,414,967	100.0%

16

Total Bond Market Index Fund

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	64,693,984
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(210,234)
Unrealized Appreciation (Depreciation)
Investment Securities	944,914
Swap Contracts	(13,697)
Net Assets	65,414,967

Investor Shares—Net Assets
Applicable to 2,915,791,694 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	29,687,064
Net Asset Value Per Share—Investor Shares	$10.18

Admiral Shares—Net Assets
Applicable to 1,274,697,686 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,978,376
Net Asset Value Per Share—Admiral Shares	$10.18

Signal Shares—Net Assets
Applicable to 724,055,565 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,372,006
Net Asset Value Per Share—Signal Shares	$10.18

Institutional Shares—Net Assets
Applicable to 1,220,957,423 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,431,166
Net Asset Value Per Share—Institutional Shares	$10.18

ETF Shares—Net Assets
Applicable to 38,300,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,946,355
Net Asset Value Per Share—ETF Shares	$76.93

• See Note A in Notes to Financial Statements.
^ The total value of securities on loan is $2,816,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $348,794,000, representing 0.5% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $2,910,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Total Bond Market Index Fund

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Interest[1]	3,055,346
Security Lending	408
Total Income	3,055,754
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,777
Management and Administrative—Investor Shares	49,209
Management and Administrative—Admiral Shares	9,134
Management and Administrative—Signal Shares	4,790
Management and Administrative—Institutional Shares	3,678
Management and Administrative—ETF Shares	1,236
Marketing and Distribution—Investor Shares	8,309
Marketing and Distribution—Admiral Shares	2,533
Marketing and Distribution—Signal Shares	1,484
Marketing and Distribution—Institutional Shares	2,872
Marketing and Distribution—ETF Shares	434
Custodian Fees	498
Auditing Fees	37
Shareholders’ Reports—Investor Shares	364
Shareholders’ Reports—Admiral Shares	16
Shareholders’ Reports—Signal Shares	62
Shareholders’ Reports—Institutional Shares	95
Shareholders’ Reports—ETF Shares	69
Trustees’ Fees and Expenses	82
Total Expenses	90,679
Net Investment Income	2,965,075
Realized Net Gain (Loss)
Investment Securities Sold	78,010
Swap Contracts	(88,516)
Realized Net Gain (Loss)	(10,506)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	151,506
Swap Contracts	(39,348)
Change in Unrealized Appreciation (Depreciation)	112,158
Net Increase (Decrease) in Net Assets Resulting from Operations	3,066,727

1 Interest income from an affiliated company of the fund was $18,416,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,965,075	2,415,593
Realized Net Gain (Loss)	(10,506)	67,955
Change in Unrealized Appreciation (Depreciation)	112,158	879,638
Net Increase (Decrease) in Net Assets Resulting from Operations	3,066,727	3,363,186
Distributions
Net Investment Income
Investor Shares	(1,452,546)	(1,354,024)
Admiral Shares	(571,976)	(497,840)
Signal Shares	(309,319)	(109,165)
Institutional Shares	(539,801)	(438,102)
ETF Shares	(92,422)	(14,984)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,966,064)	(2,414,115)
Capital Share Transactions
Investor Shares	172,304	5,275,869
Admiral Shares	2,713,715	2,162,803
Signal Shares	1,929,964	4,673,272
Institutional Shares	2,908,936	1,067,474
ETF Shares	1,823,393	1,079,283
Net Increase (Decrease) from Capital Share Transactions	9,548,312	14,258,701
Total Increase (Decrease)	9,648,975	15,207,772
Net Assets
Beginning of Period	55,765,992	40,558,220
End of Period	65,414,967	55,765,992

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.16	$9.99	$10.06	$10.27	$10.31
Investment Operations
Net Investment Income	.477	.501	.485	.446	.441
Net Realized and Unrealized Gain (Loss)
on Investments	.020	.170	(.070)	(.205)	(.014)
Total from Investment Operations	.497	.671	.415	.241	.427
Distributions
Dividends from Net Investment Income	(.477)	(.501)	(.485)	(.449)	(.446)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.021)
Total Distributions	(.477)	(.501)	(.485)	(.451)	(.467)
Net Asset Value, End of Period	$10.18	$10.16	$9.99	$10.06	$10.27

Total Return[1]	5.05%	6.92%	4.27%	2.40%	4.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,687	$29,532	$23,769	$21,643	$19,479
Ratio of Total Expenses to
Average Net Assets	0.20%	0.19%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.73%	5.02%	4.88%	4.40%	4.29%
Portfolio Turnover Rate[2]	61%	54%	63%	59%	59%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.16	$9.99	$10.06	$10.27	$10.31
Investment Operations
Net Investment Income	.486	.510	.494	.455	.450
Net Realized and Unrealized Gain (Loss)
on Investments	.020	.170	(.070)	(.205)	(.014)
Total from Investment Operations	.506	.680	.424	.250	.436
Distributions
Dividends from Net Investment Income	(.486)	(.510)	(.494)	(.458)	(.455)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.021)
Total Distributions	(.486)	(.510)	(.494)	(.460)	(.476)
Net Asset Value, End of Period	$10.18	$10.16	$9.99	$10.06	$10.27

Total Return	5.15%	7.02%	4.36%	2.49%	4.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,978	$10,232	$7,900	$4,529	$2,502
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.82%	5.11%	4.97%	4.49%	4.38%
Portfolio Turnover Rate[1]	61%	54%	63%	59%	59%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

Signal Shares
			Sept. 1,
	Year Ended		2006[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$10.16	$9.99	$9.94
Investment Operations
Net Investment Income	.486	.510	.166
Net Realized and Unrealized Gain (Loss) on Investments	.020	.170	.050
Total from Investment Operations	.506	.680	.216
Distributions
Dividends from Net Investment Income	(.486)	(.510)	(.166)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.486)	(.510)	(.166)
Net Asset Value, End of Period	$10.18	$10.16	$9.99

Total Return	5.15%	7.02%	2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,372	$5,414	$632
Ratio of Total Expenses to Average Net Assets	0.11%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.82%	5.11%	4.97%[2]
Portfolio Turnover Rate[3]	61%	54%	63%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.16	$9.99	$10.06	$10.27	$10.31
Investment Operations
Net Investment Income	.490	.513	.498	.459	.453
Net Realized and Unrealized Gain (Loss)
on Investments	.020	.170	(.070)	(.205)	(.014)
Total from Investment Operations	.510	.683	.428	.254	.439
Distributions
Dividends from Net Investment Income	(.490)	(.513)	(.498)	(.462)	(.458)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.021)
Total Distributions	(.490)	(.513)	(.498)	(.464)	(.479)
Net Asset Value, End of Period	$10.18	$10.16	$9.99	$10.06	$10.27

Total Return	5.19%	7.05%	4.40%	2.53%	4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,431	$9,492	$8,257	$7,325	$7,444
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	4.86%	5.14%	5.01%	4.53%	4.41%
Portfolio Turnover Rate[1]	61%	54%	63%	59%	59%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Financial Highlights

ETF Shares
	Year	April 3,
	Ended	2007[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$76.61	$74.95
Investment Operations
Net Investment Income	3.525	2.351
Net Realized and Unrealized Gain (Loss) on Investments	.320	1.660
Total from Investment Operations	3.845	4.011
Distributions
Dividends from Net Investment Income	(3.525)	(2.351)
Distributions from Realized Capital Gains	—	—
Total Distributions	(3.525)	(2.351)
Net Asset Value, End of Period	$76.93	$76.61

Total Return	5.18%	5.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,946	$1,095
Ratio of Total Expenses to Average Net Assets	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.83%	5.10%[2]
Portfolio Turnover Rate[3]	61%	54%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s

25

Total Bond Market Index Fund

portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the fund had contributed capital of $16,671,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 6.67% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

26

Total Bond Market Index Fund

During the year ended December 31, 2008, the fund realized $1,035,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $989,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2008, the fund had available realized losses of $209,240,000 to offset future net capital gains of $15,516,000 through December 31, 2013, $180,484,000 through December 31, 2014, $11,958,000 through December 31, 2016, and $1,282,000 through December 31, 2017.

At December 31, 2008, the cost of investment securities for tax purposes was $64,891,846,000. Net unrealized appreciation of investment securities for tax purposes was $944,834,000, consisting of unrealized gains of $2,762,025,000 on securities that had risen in value since their purchase and $1,817,191,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2008, the fund had the following open swap contracts:

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	Rate Paid[2]	($000)
Commercial Mortgage-Backed Securities Index
4/30/09	BA	65,000	2.900%	($13,697)
1 BA—Bank of America, N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

D. During the year ended December 31, 2008, the fund purchased $6,944,466,000 of investment securities and sold $3,796,932,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $39,039,701,000 and $32,806,541,000, respectively.

27

Total Bond Market Index Fund

E. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	12,149,716	1,208,131	11,073,088	1,108,824
Issued in Lieu of Cash Distributions	1,412,821	140,609	1,315,967	131,724
Redeemed	(13,390,233)	(1,340,352)	(7,113,186)	(712,850)
Net Increase (Decrease)—Investor Shares	172,304	8,388	5,275,869	527,698
Admiral Shares
Issued	4,380,267	434,463	5,695,941	571,118
Issued in Lieu of Cash Distributions	515,178	51,308	444,643	44,521
Redeemed	(2,181,730)	(218,412)	(3,977,781)	(399,204)
Net Increase (Decrease)—Admiral Shares	2,713,715	267,359	2,162,803	216,435
Signal Shares
Issued	3,626,167	360,870	4,960,950	498,330
Issued in Lieu of Cash Distributions	281,653	28,052	104,471	10,404
Redeemed	(1,977,856)	(197,842)	(392,149)	(39,082)
Net Increase (Decrease)—Signal Shares	1,929,964	191,080	4,673,272	469,652
Institutional Shares
Issued	6,316,289	627,668	3,954,371	396,843
Issued in Lieu of Cash Distributions	502,440	50,060	401,200	40,156
Redeemed	(3,909,793)	(391,276)	(3,288,097)	(329,110)
Net Increase (Decrease)—Institutional Shares	2,908,936	286,452	1,067,474	107,889
ETF Shares
Issued	1,854,223	24,400	1,079,283	14,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(30,830)	(400)	—	—
Net Increase (Decrease)—ETF Shares	1,823,393	24,000	1,079,283	14,300

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Total Bond Market Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Swap
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	1,008,837	—
Level 2—Other significant observable inputs	64,827,843	(13,697)
Level 3—Significant unobservable inputs	—	—
Total	65,836,680	(13,697)

29

Total Bond Market Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of June 30, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
U.S. Treasury Bond	8.750%	5/15/17	315,790	432,335	0.8%
U.S. Treasury Bond	9.875%	11/15/15	256,225	358,115	0.6%
U.S. Treasury Bond	8.750%	8/15/20	230,025	329,368	0.6%
U.S. Treasury Bond	6.750%	8/15/26	246,355	320,301	0.6%
U.S. Treasury Bond	7.875%	2/15/21	210,782	286,103	0.5%
U.S. Treasury Bond	8.875%	2/15/19	171,900	245,119	0.4%
U.S. Treasury Bond	8.125%	8/15/21	150,265	208,469	0.4%
U.S. Treasury Bond	4.750%	2/15/37	193,950	207,558	0.4%
U.S. Treasury Bond	4.500%	5/15/38	155,570	160,335	0.3%
U.S. Treasury Bond	6.250%	8/15/23	123,765	150,664	0.3%
U.S. Treasury Bond	6.125%	8/15/29	92,315	114,788	0.2%
U.S. Treasury Bond	7.500%	11/15/16	87,694	111,851	0.2%
U.S. Treasury Bond	3.500%–11.250%	2/15/15–2/15/39	982,924	1,186,057	2.1%
U.S. Treasury
Inflation-Indexed Note	3.500%	1/15/11	78,225	100,019	0.2%
U.S. Treasury Note	0.875%	2/28/11	684,000	683,576	1.2%
U.S. Treasury Note	1.250%	11/30/10	564,000	568,140	1.0%
U.S. Treasury Note	2.750%	10/31/13	517,008	526,784	0.9%
U.S. Treasury Note	4.375%	12/15/10	450,975	474,579	0.8%
U.S. Treasury Note	3.125%	9/30/13	393,510	407,161	0.7%
U.S. Treasury Note	1.750%	3/31/14	402,775	389,685	0.7%
U.S. Treasury Note	4.750%	8/15/17	327,525	358,997	0.6%
U.S. Treasury Note	1.500%	10/31/10	337,775	341,470	0.6%
U.S. Treasury Note	4.750%	5/31/12	310,585	338,733	0.6%
U.S. Treasury Note	1.375%	4/15/12	339,625	338,457	0.6%
U.S. Treasury Note	4.250%	11/15/17	298,090	316,163	0.6%
U.S. Treasury Note	2.875%	6/30/10	307,600	314,715	0.5%
U.S. Treasury Note	2.250%	5/31/14	310,175	306,106	0.5%
U.S. Treasury Note	5.125%	5/15/16	272,020	305,087	0.5%
U.S. Treasury Note	1.125%	6/30/11	302,150	302,198	0.5%

12

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	U.S. Treasury Note	1.500%	12/31/13	301,275	290,260	0.5%
	U.S. Treasury Note	5.125%	6/30/11	257,985	278,343	0.5%
	U.S. Treasury Note	3.125%	5/15/19	285,965	276,494	0.5%
	U.S. Treasury Note	3.250%	6/30/16	257,300	258,105	0.4%
	U.S. Treasury Note	3.875%	10/31/12	234,165	250,411	0.4%
	U.S. Treasury Note	4.875%	4/30/11	198,755	212,545	0.4%
	U.S. Treasury Note	1.875%	6/15/12	209,850	211,424	0.4%
	U.S. Treasury Note	4.875%	6/30/12	182,290	199,779	0.3%
	U.S. Treasury Note	1.375%	5/15/12	198,900	197,844	0.3%
	U.S. Treasury Note	1.375%	2/15/12	175,900	175,791	0.3%
	U.S. Treasury Note	2.375%	8/31/10	168,720	171,767	0.3%
	U.S. Treasury Note	4.625%	7/31/12	119,725	130,407	0.2%
	U.S. Treasury Note	4.500%	2/28/11	122,040	129,382	0.2%
	U.S. Treasury Note	4.875%	8/15/16	116,155	128,424	0.2%
	U.S. Treasury Note	4.250%	1/15/11	115,475	121,466	0.2%
	U.S. Treasury Note	0.875%	12/31/10	116,255	116,419	0.2%
	U.S. Treasury Note	0.875%–5.750%	2/28/10–2/15/19	1,429,294	1,480.842	2.6%
					14,812,636	25.8%
Agency Bonds and Notes
1	Federal Home Loan Bank	1.375%–5.625%	7/16/10–7/15/36	840,455	892,477	1.6%
1	Federal Home Loan
	Mortgage Corp.	0.000%–6.875%	7/12/10–3/15/31	1,396,116	1,490,382	2.6%
1	Federal National Mortgage Assn.	2.000%	1/9/12	118,100	119,398	0.2%
1	Federal National
	Mortgage Assn.	0.000%–8.200%	7/15/10–7/15/37	1,371,325	1,467,845	2.5%
	Agency Bonds and Notes—Other †				360,243	0.6%
					4,330,345	7.5%
Conventional Mortgage-Backed Securities
1,2	Federal Home Loan Mortgage Corp.	5.500%	1/1/38	133,179	137,604	0.2%
1,2	Federal Home Loan Mortgage Corp.	5.000%	7/1/38	121,125	123,131	0.2%
1,2	Federal Home Loan Mortgage Corp.	5.500%	3/1/37	112,128	115,854	0.2%
1,2	Federal Home Loan
	Mortgage Corp.	4.000%–10.000%	7/1/09–7/1/39	6,559,660	6,756,556	11.8%
1,2	Federal National Mortgage Assn.	4.500%	7/1/39	375,250	374,428	0.6%
1,2	Federal National Mortgage Assn.	5.000%	1/1/33	149,607	152,849	0.3%
1,2	Federal National
	Mortgage Assn.	4.000%–11.000%	8/1/09–8/1/39	9,693,624	10,040,129	17.5%
2	Government National Mortgage Assn. 5.000%		7/1/38	221,450	225,742	0.4%
2	Government National
	Mortgage Assn.	4.000%–11.500%	8/15/09–7/1/39	2,651,556	2,739,469	4.8%
					20,665,762	36.0%
Nonconventional Mortgage-Backed Securities
1,2	Federal Home Loan
	Mortgage Corp.	4.118%–6.510%	9/1/34–7/1/38	519,739	539,613	0.9%
1,2	Federal National
	Mortgage Assn.	3.997%–6.562%	11/1/33–8/1/38	707,415	732,707	1.3%
2	Government National
	Mortgage Assn.	5.375%–7.900%	2/15/21–6/20/29	337	345	0.0%
					1,272,665	2.2%
Total U.S. Government and Agency Obligations (Cost $40,103,934)					41,081,408	71.5%

13

Total Bond Market Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
[3]Asset-Backed/Commercial Mortgage-Backed Securities †				2,466,121	4.3%

Finance
3	Banking †			3,063,859	5.3%
3	Brokerage †			45,062	0.1%
	Finance Companies †			685,030	1.2%
3	Insurance †			534,706	0.9%
	Other Finance †			27,655	0.1%
	Real Estate Investment Trusts †			163,247	0.3%
				4,519,559	7.9%
Industrial
3	Basic Industry †			483,034	0.8%
3	Capital Goods †			522,312	0.9%
3	Communication †			1,284,630	2.2%
	Consumer Cyclical †			601,805	1.1%
	Consumer Noncyclical †			1,426,075	2.5%
3	Energy †			680,787	1.2%
	Other Industrial †			2,102	0.0%
	Technology †			418,298	0.7%
3	Transportation †			211,148	0.4%
				5,630,191	9.8%
Utilities
	Electric †			886,442	1.5%
3	Natural Gas †			317,241	0.6%
	Other Utility †			130	0.0%
				1,203,813	2.1%
Total Corporate Bonds (Cost $14,164,070)				13,819,684	24.1%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,824,415) †				1,836,199	3.2%
Taxable Municipal Bonds (Cost $170,064) †				165,971	0.3%

			Shares
Temporary Cash Investments
Money Market Fund
4,5	Vanguard Market
	Liquidity Fund (Cost $1,573,931) 0.395%		1,573,931,002	1,573,931	2.7%
Total Investments (Cost $57,836,414)^				58,477,193	101.8%
Other Assets and Liabilities
Other Assets				1,521,955	2.7%
Liabilities[5]				(2,568,989)	(4.5%)
				(1,047,034)	(1.8%)
Net Assets				57,430,159	100.0%

14

Total Bond Market Index Fund

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	57,069,319
Undistributed Net Investment Income	15,176
Accumulated Net Realized Losses	(295,115)
Unrealized Appreciation	640,779
Net Assets	57,430,159

Investor Shares—Net Assets
Applicable to 1,714,655,679 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,431,505
Net Asset Value Per Share—Investor Shares	$10.17

Admiral Shares—Net Assets
Applicable to 1,454,047,781 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,782,130
Net Asset Value Per Share—Admiral Shares	$10.17

Signal Shares—Net Assets
Applicable to 761,676,792 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,743,350
Net Asset Value Per Share—Signal Shares	$10.17

Institutional Shares—Net Assets
Applicable to 1,282,490,050 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,038,025
Net Asset Value Per Share—Institutional Shares	$10.17

ETF Shares—Net Assets
Applicable to 57,500,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,435,149
Net Asset Value Per Share—ETF Shares	$77.13

• See Note A in Notes to Financial Statements.
^ The total value of securities on loan is $5,185,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate value of these securities was $266,857,000, representing 0.5% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $5,309,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Total Bond Market Index Fund

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Interest[1]	1,283,674
Security Lending	131
Total Income	1,283,805
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,787
Management and Administrative—Investor Shares	15,083
Management and Administrative—Admiral Shares	7,143
Management and Administrative—Signal Shares	3,739
Management and Administrative—Institutional Shares	2,419
Management and Administrative—ETF Shares	1,772
Marketing and Distribution—Investor Shares	3,726
Marketing and Distribution—Admiral Shares	1,718
Marketing and Distribution—Signal Shares	1,126
Marketing and Distribution—Institutional Shares	2,006
Marketing and Distribution—ETF Shares	501
Custodian Fees	186
Shareholders’ Reports and Proxies—Investor Shares	447
Shareholders’ Reports and Proxies—Admiral Shares	65
Shareholders’ Reports and Proxies—Signal Shares	43
Shareholders’ Reports and Proxies—Institutional Shares	59
Shareholders’ Reports and Proxies—ETF Shares	109
Trustees’ Fees and Expenses	46
Total Expenses	42,975
Net Investment Income	1,240,830
Realized Net Gain (Loss)
Investment Securities Sold	174,125
Swap Contracts	(9,929)
Realized Net Gain (Loss)	164,196
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(304,135)
Swap Contracts	13,697
Change in Unrealized Appreciation (Depreciation)	(290,438)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,114,588

1 Interest income from an affiliated company of the fund was $2,491,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,240,830	2,965,075
Realized Net Gain (Loss)	164,196	(10,506)
Change in Unrealized Appreciation (Depreciation)	(290,438)	112,158
Net Increase (Decrease) in Net Assets Resulting from Operations	1,114,588	3,066,727
Distributions
Net Investment Income
Investor Shares	(408,248)	(1,452,546)
Admiral Shares	(303,360)	(571,976)
Signal Shares	(166,983)	(309,319)
Institutional Shares	(283,734)	(539,801)
ETF Shares	(66,610)	(92,422)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(1,228,935)	(2,966,064)
Capital Share Transactions
Investor Shares	(12,148,719)	172,304
Admiral Shares	1,811,852	2,713,715
Signal Shares	377,692	1,929,964
Institutional Shares	621,629	2,908,936
ETF Shares	1,467,085	1,823,393
Net Increase (Decrease) from Capital Share Transactions	(7,870,461)	9,548,312
Total Increase (Decrease)	(7,984,808)	9,648,975
Net Assets
Beginning of Period	65,414,967	55,765,992
End of Period[1]	57,430,159	65,414,967

1 Net Assets—End of Period includes undistributed net investment income of $15,176,000 and $0.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Total Bond Market Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27	$10.31
Investment Operations
Net Investment Income	.221	.477	.501	.485	.446	.441
Net Realized and Unrealized Gain (Loss)
on Investments	(.010)	.020	.170	(.070)	(.205)	(.014)
Total from Investment Operations	.211	.497	.671	.415	.241	.427
Distributions
Dividends from Net Investment Income	(.221)	(.477)	(.501)	(.485)	(.449)	(.446)
Distributions from Realized Capital Gains	—	—	—	—	(.002)	(.021)
Total Distributions	(.221)	(.477)	(.501)	(.485)	(.451)	(.467)
Net Asset Value, End of Period	$10.17	$10.18	$10.16	$9.99	$10.06	$10.27

Total Return[1]	2.11%	5.05%	6.92%	4.27%	2.40%	4.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,432	$29,687	$29,532	$23,769	$21,643	$19,479
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.20%	0.19%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.39%[2]	4.73%	5.02%	4.88%	4.40%	4.29%
Portfolio Turnover Rate[3]	65%[2]	61%	54%	63%	59%	59%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 2 Annualized.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27	$10.31
Investment Operations
Net Investment Income	.225	.486	.510	.494	.455	.450
Net Realized and Unrealized Gain (Loss)
on Investments	(.010)	.020	.170	(.070)	(.205)	(.014)
Total from Investment Operations	.215	.506	.680	.424	.250	.436
Distributions
Dividends from Net Investment Income	(.225)	(.486)	(.510)	(.494)	(.458)	(.455)
Distributions from Realized Capital Gains	—	—	—	—	(.002)	(.021)
Total Distributions	(.225)	(.486)	(.510)	(.494)	(.460)	(.476)
Net Asset Value, End of Period	$10.17	$10.18	$10.16	$9.99	$10.06	$10.27

Total Return	2.15%	5.15%	7.02%	4.36%	2.49%	4.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,782	$12,978	$10,232	$7,900	$4,529	$2,502
Ratio of Total Expenses to
Average Net Assets	0.14%[1]	0.11%	0.10%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.47%[1]	4.82%	5.11%	4.97%	4.49%	4.38%
Portfolio Turnover Rate[2]	65%[1]	61%	54%	63%	59%	59%

1 Annualized.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Financial Highlights

Signal Shares
	Six Months			Sept. 1,
	Ended	Year Ended		2006[1] to
	June 30,	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$9.94
Investment Operations
Net Investment Income	.225	.486	.510	.166
Net Realized and Unrealized Gain (Loss) on Investments	(.010)	.020	.170	.050
Total from Investment Operations	.215	.506	.680	.216
Distributions
Dividends from Net Investment Income	(.225)	(.486)	(.510)	(.166)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.225)	(.486)	(.510)	(.166)
Net Asset Value, End of Period	$10.17	$10.18	$10.16	$9.99

Total Return	2.15%	5.15%	7.02%	2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,743	$7,372	$5,414	$632
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.11%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.47%[2]	4.82%	5.11%	4.97%[2]
Portfolio Turnover Rate[3]	65%[2]	61%	54%	63%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27	$10.31
Investment Operations
Net Investment Income	.228	.490	.513	.498	.459	.453
Net Realized and Unrealized Gain (Loss)
on Investments	(.010)	.020	.170	(.070)	(.205)	(.014)
Total from Investment Operations	.218	.510	.683	.428	.254	.439
Distributions
Dividends from Net Investment Income	(.228)	(.490)	(.513)	(.498)	(.462)	(.458)
Distributions from Realized Capital Gains	—	—	—	—	(.002)	(.021)
Total Distributions	(.228)	(.490)	(.513)	(.498)	(.464)	(.479)
Net Asset Value, End of Period	$10.17	$10.18	$10.16	$9.99	$10.06	$10.27

Total Return	2.18%	5.19%	7.05%	4.40%	2.53%	4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,038	$12,431	$9,492	$8,257	$7,325	$7,444
Ratio of Total Expenses to
Average Net Assets	0.08%[1]	0.07%	0.07%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	4.53%[1]	4.86%	5.14%	5.01%	4.53%	4.41%
Portfolio Turnover Rate[2]	65%[1]	61%	54%	63%	59%	59%

1 Annualized.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	April 3,
	Ended	Ended	2007[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$76.93	$76.61	$74.95
Investment Operations
Net Investment Income	1.641	3.525	2.351
Net Realized and Unrealized Gain (Loss) on Investments	(.064)	.320	1.660
Total from Investment Operations	1.577	3.845	4.011
Distributions
Dividends from Net Investment Income	(1.377)	(3.525)	(2.351)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.377)	(3.525)	(2.351)
Net Asset Value, End of Period	$77.13	$76.93	$76.61

Total Return	2.08%	5.18%	5.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,435	$2,946	$1,095
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.47%[2]	4.83%	5.10%[2]
Portfolio Turnover Rate[3]	65%[2]	61%	54%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. A primary risk for all swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly-rated counterparties, a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll

23

Total Bond Market Index Fund

transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the fund had contributed capital of $13,210,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 5.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

24

Total Bond Market Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of June 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	41,081,408	—
Corporate Bonds	—	13,819,593	91
Sovereign Bonds	—	1,836,199	—
Taxable Municipal Bonds	—	165,971	—
Temporary Cash Investments	1,573,931	—	—
Total	1,573,931	56,903,171	91

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2009:

Investments in
Corporate Bonds
Amount valued based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfers in and/or out of Level 3	91
Balance as of June 30, 2009	91

25

Total Bond Market Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the six months ended June 30, 2009, the fund realized $245,796,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the fund had available realized losses of $209,240,000 to offset future net capital gains of $15,516,000 through December 31, 2013, $180,484,000 through December 31, 2014, $11,958,000 through December 31, 2016, and $1,282,000 through December 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended June 30, 2009, the fund realized gains of $3,281,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At June 30, 2009, the cost of investment securities for tax purposes was $57,836,414,000. Net unrealized appreciation of investment securities for tax purposes was $640,779,000, consisting of unrealized gains of $1,480,169,000 on securities that had risen in value since their purchase and $839,390,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2009, the fund purchased $3,318,991,000 of investment securities and sold $7,549,193,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $20,852,434,000 and $24,276,074,000, respectively.

26

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	June 30, 2009		December 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,939,938	389,895	12,149,716	1,208,131
Issued in Lieu of Cash Distributions	344,533	34,125	1,412,821	140,609
Redeemed	(16,433,190)	(1,625,156)	(13,390,233)	(1,340,352)
Net Increase (Decrease)—Investor Shares	(12,148,719)	(1,201,136)	172,304	8,388
Admiral Shares
Issued	2,681,805	265,601	4,380,267	434,463
Issued in Lieu of Cash Distributions	270,708	26,811	515,178	51,308
Redeemed	(1,140,661)	(113,062)	(2,181,730)	(218,412)
Net Increase (Decrease)—Admiral Shares	1,811,852	179,350	2,713,715	267,359
Signal Shares
Issued	1,566,145	155,264	3,626,167	360,870
Issued in Lieu of Cash Distributions	147,816	14,642	281,653	28,052
Redeemed	(1,336,269)	(132,285)	(1,977,856)	(197,842)
Net Increase (Decrease)—Signal Shares	377,692	37,621	1,929,964	191,080
Institutional Shares
Issued	3,074,496	304,536	6,316,289	627,668
Issued in Lieu of Cash Distributions	262,017	25,956	502,440	50,060
Redeemed	(2,714,884)	(268,959)	(3,909,793)	(391,276)
Net Increase (Decrease)—Institutional Shares	621,629	61,533	2,908,936	286,452
ETF Shares
Issued	1,467,085	19,200	1,854,223	24,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(30,830)	(400)
Net Increase (Decrease)—ETF Shares	1,467,085	19,200	1,823,393	24,000

G. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements.

27

VANGUARD BOND INDEX FUNDS

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 FORM N-14 PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

The Registrant’s organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity. Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or Officer’s office with the Registrant.

ITEM 16. EXHIBITS.

(1)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, and Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, are filed herewith.
(2)	By-Laws, filed on December 24, 2008, Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, is hereby incorporated by reference.
(3)	Voting Trust Agreement, not applicable.
(4)	Agreement and Plan of Reorganization, is filed herewith.
(5)	Instruments Defining Rights of Security Holders, reference is made to Article III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (1)(a) above.
(6)	Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (13) below.
(7)	Underwriting Contracts, not applicable.
(8)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B, filed on November 20, 2009, Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A, is hereby incorporated by reference.

(9)	Custodian Agreement, filed on November 20, 2009, Post-Effective Amendment No. 53 to the
	Registrant’s	Registration Statement on Form N-1A, is hereby incorporated by reference.
(10)	(a) Rule 12b-1 Plan, not applicable.
	(b)	Rule 18f-3 Plan, filed on September 21, 2009, Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, is hereby incorporated by reference.
(11)	Legal Opinion and Consent, is filed herewith.
(12)	A tax opinion supporting the tax matters and consequences to shareholders will be filed as part of a Post-Effective Amendment to a Registration Statement on Form N-1A.
(13)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed on September 21, 2009, Post-Effective Amendment No. 52 to the Registrant’s Registration
Statement on Form N-1A, is hereby incorporated by reference.
(14)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(15)	Omitted Financial Statements, not applicable.
(16)	Powers of Attorney, for all trustees and officers other than F. Joseph Loughrey, filed on July 24, 2009, see File Number 2-88373; and for F. Joseph Loughrey, filed on October 16, 2009, see File
Number 2-52698, are hereby incorporated by reference
(17)	Additional Exhibits, not applicable.

ITEM 17. UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The tax opinion will be filed as a post-effective amendment pursuant to Rule 485(b) because filing pursuant to Rule 497 only relates to information that is being supplemented into the prospectus and SAI, not for exhibits.

2

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Malvern and State of Pennsylvania, on the 21st day of October of 2009.

REGISTRANT: VANGUARD BOND INDEX FUNDS

By: /s/ F. William McNabb III*

F. William McNabb III, Chief Executive Officer, President, and Trustee

As required by the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacity on the date indicated.

SIGNATURE	TITLE	DATE
/s/ John J. Brennan *	Chairman of the Board and Trustee	October 21, 2009
John J. Brennan
/s/ F. William McNabb III*	Chief Executive Officer, President, and	October 21, 2009
F. William McNabb III	Trustee
/s/ Charles D. Ellis *	Trustee	October 21, 2009
Charles D. Ellis
/s/ Emerson U. Fullwood*	Trustee	October 21, 2009
Emerson U. Fullwood
/s/ Rajiv L. Gupta*	Trustee	October 21, 2009
Rajiv L. Gupta
/s/ Amy Gutmann*	Trustee	October 21, 2009
Amy Gutmann
/s/ Joann Heffernan Heisnan*	Trustee	October 21, 2009
Joann Heffernan Heisnan
/s/ F. Joseph Loughrey*	Trustee	October 21, 2009
F.	Joseph Loughrey
/s/ Andre F. Perold*	Trustee	October 21, 2009
Andre F. Perold
/s/ Alfred M. Rankin, Jr.*	Trustee	October 21, 2009
Alfred M. Rankin, Jr.
/s/ Peter F Volanakis*	Trustee	October 21, 2009
Peter F. Volanakis
/s/ Thomas J. Higgins*	Chief Financial Officer	October 21, 2009
Thomas J. Higgins

3

*By: /s/ Heidi Stam.

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, incorporated by reference; and pursuant to a Power of Attorney filed on October 16, 2009, see File Number 2-52698, incorporated by reference.

4

EXHIBIT INDEX

Articles of Incorporation	Ex-99.1
Agreement and Plan of Reorganization	Ex-99.4
Legal Opinion and Consent	Ex-99.11
Consent of Independent Registered Public Accounting Firm	Ex-99.14

5